     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 15, 2004


                                              (FILE NOS. 33-36962 and 811-06175)
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]


                         Post-Effective Amendment No. 40


                                       and

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]


                                Amendment No. 42


                               ECLIPSE FUNDS INC.
                               ------------------
               (Exact Name of Registrant as Specified in Charter)

                  51 MADISON AVENUE, NEW YORK, NEW YORK  10010
                  --------------------------------------------
                     (Address of Principal Executive Office)

                  Registrant's Telephone Number: (973) 394-4448

   Copy To:
   Paul S. Stevens, Esq.       Robert A. Anselmi, Esq.
   Dechert LLP                 NYLIM Center
   1775 Eye Street, N.W.       169 Lackawanna Avenue
   Washington D.C. 20006       Parsippany, New Jersey 07054


                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

It is proposed that this filing will become effective:


[X]         immediately upon filing pursuant to paragraph (b) of rule 485

[ ]         on February 27, 2004, pursuant to paragraph (b) of rule 485


[ ]         60 days after filing pursuant to (a)(1) of rule 485
[ ]         on ______ pursuant to paragraph (a)(1) of 485

[ ]         75 days after filing pursuant to paragraph (a)(2) of rule 485

[ ]         on ______, pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:
[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

MAINSTAY FUNDS

MainStay Floating Rate Fund

Prospectus


April 15, 2004


Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

        WHAT'S INSIDE?

  2      MainStay Floating Rate Fund

  5      More About Investment Strategies and Risks

  9      Shareholder Guide
 17          Buying, Selling and Exchanging Shares
 17          How to Open an Account
 18          Investment Minimums
 26          Determining the Fund's Share Prices (NAV) and Valuation
         of Securities
 26          Fund Earnings
 27          Understand the Tax Consequences

 29      Know With Whom You're Investing

MAINSTAY FLOATING RATE FUND

The MainStay Floating Rate Fund's investment objective is to seek to provide high current income.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its assets in a diversified portfolio of floating rate loans and other floating rate debt securities. The Fund may also purchase fixed income debt securities and money market securities or instruments.

When the Manager believes that market or economic conditions are unfavorable to investors, up to 100% of the Fund's assets may be invested in money market or short-term debt securities. The advisor may also invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity.

Floating rate loans ("Floating Rate Loans") offer a favorable yield spread over other short-term fixed-income alternatives. Historically, Floating Rate Loans have displayed little correlation to the movements of U.S. common stocks, high-grade bonds, U.S. government securities and other traditional investments.

Floating Rate Loans are provided by banks and other financial institutions to large corporate customers. Companies undertake these loans to finance acquisitions, buy-outs, recapitalizations or other leveraged transactions. Floating Rate Loans are speculative investments and are rated below investment grade quality, but they are not junk bonds. They typically have less credit risk and lower default rates than junk bonds. Typically, these loans are the most senior source of capital in a borrower's capital structure and have certain of the borrower's assets pledged as collateral. The collateral may include both tangible and intangible assets of the borrower and generally has a fair market value of at least 100% of the amount of the loan at the time of origination.


Floating Rate Loans feature rates that reset regularly, maintaining a fixed spread over the London-Interbank Offered Rate (LIBOR) or the prime rates of large money-center banks. The interest rates for Floating Rate Loans typically reset quarterly, although rates on some loans may adjust at other intervals. Floating Rate Loans mature, on average, in five to seven years, but loan maturity can be as long as nine years.


The Fund may invest up to 25% of its total assets in foreign securities. The foreign securities are generally U.S. dollar-denominated loans and other debt securities issued by one or more non-U.S. borrower(s) without a U.S. domiciled co-borrower.

INVESTMENT PROCESS

In pursuing the Fund's investment strategy, the Manager seeks to identify investment opportunities based on the financial condition and competitiveness of individual companies. The Manager seeks to invest in companies with a high margin of safety that are leaders in industries with high barriers to entry. The Manager prefers companies with positive free cash flow, solid asset coverage and management teams with strong track records. In virtually every phase of the investment process, the Manager attempts to control risk and limit defaults.
 2

                                                              FLOATING RATE FUND

The Manager may sell a security if it no longer believes the security will contribute to meeting the investment objectives of the Fund. In considering whether to sell a security, the Manager may evaluate, among other things, meaningful changes in the issuer's financial condition and competitiveness. The Manager continually evaluates market factors and comparative metrics to determine relative value.

PRINCIPAL RISKS

The values of debt securities fluctuate depending upon various factors, including:

- Credit Risk

- Liquidity

- Interest Rates

The Floating Rate Loans in which the Fund principally invests are usually rated less than investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a higher interest rate because of the increased risk of loss. Although certain Floating Rate Loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the Fund's net asset value ("NAV") could go down and you could lose money.

An active trading market may not exist for many of the Fund's loans. In addition, some loans may be subject to restrictions on their resale, which may prevent the fund from obtaining the full value of the loan when it is sold. If this occurs, the Fund may experience a decline in its NAV. Some of the Fund's investments may be considered to be illiquid.

Investments in fixed-income securities are subject to the risk that interest rates could rise, causing the value of the Fund's securities and share price to decline. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes than shorter term bonds. Generally, the longer the average maturity of the bonds in a fund, the more a fund's share price will fluctuate in response to interest rate changes. Securities with floating interest rates generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much or as fast as interest rates in general.

Since the Fund may invest in U.S. dollar-denominated securities of foreign issuers, it can be subject to various risks of loss that are different from risks of investing in securities of U.S. companies. These include losses due to less liquid trading markets, greater price volatility, political and economic instability, less publicly available information about issuers, changes in U.S. or foreign tax laws, and changes in monetary policy.

The Fund is "non-diversified," which means that it may invest a greater percentage of its assets than other funds in a particular issuer. This may make it more susceptible than diversified funds to risks associated with an individual issuer, and to single economic, political or regulatory occurrences.

FLOATING RATE FUND

PAST PERFORMANCE


Since the Fund had not commenced operations as of the date of this prospectus, no performance figures are available as of the date of this prospectus.


FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

  SHAREHOLDER FEES
  (fees paid directly from your investment)                     CLASS A         CLASS B         CLASS C         CLASS I
  Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                            3.00%           None            None            None

  Maximum Deferred Sales Charge (Load)(1)
  (as a percentage of the lesser of the original
  purchase price or redemption proceeds)                         None            3.00%           1.00%           None

  Redemption Fee(2)
  (as a percentage of redemption proceeds)                       2.00%           2.00%           2.00%           2.00%

  Exchange Fee                                                    *               *               *               *
  Maximum Account Fee                                            None            None            None            None

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)
  Management Fee(3)                                              0.60%           0.60%           0.60%           0.60%

  Distribution and/or Service (12b-1) Fees(4)                    0.25%           1.00%           1.00%           None
  Other Expenses(5)                                              0.23%           0.23%           0.23%           0.23%

  Total Annual Fund Operating Expenses(3)                        1.08%           1.83%           1.83%           0.83%




* Except for systematic exchanges processed via MainStay's automated system, and as to certain accounts for which tracking data is not available, after five exchanges per calendar year, a $10 fee may be imposed per exchange.

1 Generally, Class A shares of the Fund are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares within one year of the date of purchase.

2 The redemption fee applies only to redemptions (including exchanges) of Fund shares made within 60 days of purchase. The fee, where applicable, is deducted from your redemption proceeds and is payable to the Fund. The fee is to ensure that portfolio trading costs are borne by investors making short-term transactions and not by long-term shareholders in the Fund. Please see "Redemption Fee" for additional information.

3 NYLIM has voluntarily agreed to reimburse the Fund's expenses to the extent that total annual fund operating expenses exceed 1.15% of average daily net assets for Class A shares, 1.90% for Class B and C shares and 0.90% for Class I shares. This reimbursement may be discontinued at any time without notice.

4 Because the 12b-1 fee is an on-going fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.

5 The Fund's Other Expenses are based upon estimates of the expenses that the Fund will incur for the current fiscal year.

EXAMPLE

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.


                  CLASS A                    CLASS B                                   CLASS C                   CLASS I
                             Assuming no   Assuming redemption         Assuming no   Assuming redemption at
  Expenses after             redemption    at the end of each period   redemption    the end of each period
   1 Year          $  407      $  186               $  486               $  186               $  286             $   85

   3 Years         $  633      $  576               $  676               $  576               $  576             $  265




MORE ABOUT INVESTMENT STRATEGIES AND RISKS

Information about the Fund's principal investments, investment practices and principal risks appears at the beginning of the Prospectus. The information below describes in greater detail the investments, investment practices and other risks pertinent to the Fund.

Additional information about the investment practices of the Fund and risks pertinent to these practices is included in the Statement of Additional Information (SAI) (see the back cover of this Prospectus).

INVESTMENT POLICIES


The Fund normally invests at least 80% of its assets in Floating Rate Loans and other floating rate debt instruments. For these purposes "assets" means the Fund's net assets plus any borrowings for investment purposes. The 80% requirement must be complied with at the time the Fund invests its assets. Accordingly, if the Fund no longer meets the 80% requirement as a result of circumstances beyond its control, such as changes in the value of portfolio holdings, it would not have to sell its holdings, but would have to make any new investments in such a way as to bring the portfolio into compliance with the 80% requirement. The Fund may invest up to 25% of its total assets in foreign securities.


FLOATING RATE LOANS

Floating Rate Loans incur some of the same risks as other debt securities, such as prepayment risk, credit risk, interest rate risk and risk found with high yield securities.

Floating Rate Loans are subject to the risk that the scheduled interest or principal payments will not be paid. Lower-quality loans and debt securities (those of less than investment grade quality), including Floating Rate Loans and debt securities, involve greater risk of default on interest and principal payments than higher quality loans and securities. In the event that a non-payment occurs, the value of that obligation likely will decline. In turn, the NAV of the Fund's shares also will decline. Generally, the lower the rating category, the more risky is the investment.

Debt securities rated BBB and below by S&P or Baa and below by Moody's are considered to have speculative characteristics and are commonly referred to as "junk bonds." Junk bonds entail default and other risks greater than those associated with higher-rated securities. Although the Floating Rate Loans in which the Fund generally invests are speculative, they are subject to less credit risk than junk bonds, as they have features that junk bonds generally do not have. They are senior obligations of the borrower or issuer, are typically secured by collateral, and generally are subject to certain restrictive covenants in favor of the lenders or securityholders that invest in them. Floating Rate Loans generally have a lower default rate and a reduced interest rate risk in comparison to junk bonds. Floating Rate Loans are usually issued in connection with a financing or corporate action (such as leveraged buyout loans, leveraged recapitalizations and other types of acquisition financing). In such highly leveraged transactions, the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. As such, Floating Rate Loans are part of highly leveraged transactions and involve a significant risk that the borrower may default or go into bankruptcy.

The Fund will typically purchase loans via assignment, which makes the Fund a direct lender. However, the Fund may also invest in Floating Rate Loans by purchasing a participation interest. A participation interest is a fractional interest in a loan, issued by a lender or other financial institution. The lender selling the participation interest remains the official holder of the loan. Where the Fund is a participant in a loan, it will not have any direct claim on the loan, and in the event of the borrower's insolvency or default, the Fund, as a participant, would be a creditor of the lender and not of the borrower.

The Fund also may be in possession of material non-public information about a borrower as a result of its ownership of a floating rate instrument of such borrower. Because of prohibitions on trading in securities of issuers while in possession of such information, the Fund might be unable to enter into a transaction in a publicly-traded security of such a Borrower when it would otherwise be advantageous to do so.

LIMITED LIQUIDITY

Although the resale, or secondary, market for Floating Rate Loans is growing, it is currently limited. There is no organized exchange or board of trade on which such loans are traded. Instead, the secondary market for loans is an unregulated inter-dealer or inter-bank re-sale market. Loans usually trade in large denominations (typically $1 million and higher) and trades can be infrequent. The market has limited transparency so that information about actual trades may be difficult to obtain. Accordingly, some of the Floating Rate Loans in which the Fund invests will be relatively illiquid. In addition, Floating Rate Loans in which the Fund invests may require the consent of the borrower and/or the agent prior to sale or assignment. These consent requirements can delay or impede the Fund's ability to sell loans and may adversely affect the price that can be obtained. The Fund may have difficulty disposing of loans if it needs cash to pay redemption requests, to pay dividends, to pay expenses or to take advantage of new investment opportunities. These considerations may cause the Fund to sell securities at lower prices than it would otherwise consider to meet cash needs or cause the Fund to maintain a greater portion of its assets in cash equivalents than it would otherwise, which could negatively affect performance. The Fund seeks to avoid the necessity of selling assets to meet such needs by the use of borrowings.

The Fund values its assets daily. However, because the secondary market for loans is limited, it may be difficult to value the Fund's assets. Market quotations may not be readily available for some loans, or may be volatile and/or subject to large spreads between bid and ask prices, and valuation may require more research than for other securities. In addition, elements of judgment may play a greater role in valuation than for securities with a more active secondary market, because there is less reliable, objective market value data available.

Although the volume of Floating Rate Loans has increased in recent years, demand for loans has also grown. An increase in demand may benefit the Fund by providing increased liquidity for loans, but may also adversely affect the rate of interest payable on loans acquired by the Fund, the availability of loans acquired in the primary market and it may also increase the price of loans in the secondary market.

PREPAYMENT RISK

The issuers of securities held by the Fund may be able to prepay principal due on the securities, particularly during periods of declining interest rates. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. In addition, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment risk is a major risk of mortgage-backed securities and certain asset-backed securities.

Most Floating Rate Loans and debt securities allow for prepayment of principal without penalty. Accordingly, the potential for the value of a Floating Rate Loan or security to increase in response to interest rate declines is limited. Corporate loans or securities purchased to replace a prepaid corporate loan or security may have lower yields than the yield on the prepaid corporate loan.

RISK MANAGEMENT TECHNIQUES

Various techniques can be used to increase or decrease the Fund's exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling futures contracts and options on futures contracts, entering into foreign currency transactions (such as foreign currency exchange forward contracts and options on foreign currencies) and purchasing put or call options on securities and securities indices.

These practices can be used in an attempt to adjust the risk and return characteristics of the Fund's portfolio of investments. For example, to gain exposure to a particular market, the Fund may be able to purchase a futures contract with respect to that market. When the Fund uses such techniques in an attempt to reduce risk it is known as "hedging." If the Manager judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

DERIVATIVE INSTRUMENTS

The value of derivative instruments is based on underlying securities, interest rates, currencies or indices. Derivative instruments may be hard to sell and can be very sensitive to changes in value of the underlying security, interest rate, currency or index, and as a result can be highly volatile. If the Manager is wrong about its expectations of changes in interest rates or market conditions, the use of derivatives could result in a loss. The Fund could also lose money if the counterparty to the transaction does not meet its obligations. In addition, the leverage associated with inverse floaters, a type of derivative, may result in greater volatility in their market value than other income-producing securities.

FOREIGN SECURITIES

Foreign securities are issued by companies organized outside the U.S. and are traded in markets outside the U.S. These foreign securities can be subject to most, if not all, of the risks of foreign investing. For example, foreign investments may be more difficult to sell than U.S. investments. Investments in foreign securities involve difficulties in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets. Foreign securities may also be less liquid and more volatile than U.S. securities. There may also be difficulty in invoking legal protections across borders. In addition, investments in emerging market countries present risks to a greater degree than those presented by investments in foreign issuers in countries with developed securities markets and more advanced regulatory systems.

Some securities may be issued by companies organized outside the U.S. but are traded in U.S. securities markets and are denominated in U.S. dollars. For example, American Depositary Receipts and shares of some large foreign-based companies are traded on principal U.S. exchanges. Other securities are not traded in the U.S. but are denominated in U.S. dollars. These securities are not subject to all of the risks of foreign investing. For example, foreign trading market or currency risks will not apply to dollar denominated securities traded in U.S. securities markets.

Some of the foreign securities in which the Fund invests will be denominated in foreign currency. Changes in foreign currency exchange rates will affect the value of securities denominated or quoted in foreign currencies. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Fund's assets. However, a Fund may engage in foreign currency transactions to attempt to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar. See "Risk Management Techniques."

SHAREHOLDER GUIDE

The following pages are intended to help you understand the costs associated with buying, holding and selling your Fund investments.

BEFORE YOU INVEST:
DECIDING WHICH MAINSTAY CLASS OF SHARES TO BUY

This Prospectus offers Class A, B, C and I shares of the Fund. Each share class represents an interest in the same portfolio of securities, but each class has its own sales charge and expense structure, providing you with different choices for meeting the needs of your situation. Depending upon how you wish to purchase shares of the Fund, the share classes available to you may vary.

The decision as to which class of shares is best suited to your needs depends on a number of factors that you should discuss with your financial advisor. Important factors to consider include:

- how much you plan to invest;

- how long you plan to hold your shares;

- total expenses associated with each class of shares;

- whether you qualify for any reduction or waiver of sales charge.

As with any business, running a mutual fund involves costs. There are regular Fund operating costs, such as investment advisory fees, marketing and distribution expenses, and custodial, transfer agency, legal and accounting fees. These fund-wide operating costs are typically paid from the assets of the Fund, and thus, all investors in the Fund indirectly share the costs. These expenses are presented earlier in this Prospectus in the table titled, "Fees and Expenses of the Fund," under the heading, "Annual Fund Operating Expenses." As the fee table shows, certain costs are borne equally by each share class. In cases where services or expenses are class-specific, the costs may be allocated differently among the share classes. Most significant among the class-specific costs are:

- DISTRIBUTION AND/OR SERVICE (12B-1) FEE--named after the SEC rule that permits their payment, "12b-1 fees" are paid by the Fund to the Fund's distributor, NYLIFE Distributors LLC ("Distributor"), for distribution and/or shareholder services such as marketing and selling Fund shares, compensating brokers and others who sell Fund shares, advertising, printing and mailing of prospectuses, responding to shareholder inquiries, etc.

The key point to keep in mind about 12b-1 fees is that they reduce the value of your shares, and therefore, will proportionately reduce the returns you receive on your investment and any dividends that are paid.

In addition to regular Fund operating costs, there are costs associated with an individual investor's transactions and account, such as the compensation paid to your financial advisor for helping you with your investment decisions. The Fund typically covers such costs by imposing sales charges and other fees directly on the investor either at the time of purchase or upon redemption. These charges and fees for the Fund are presented earlier in this Prospectus in the table titled,

SHAREHOLDER GUIDE

"Fees and Expenses of the Fund," under the heading, "Shareholder Fees." Such charges and fees include:

- INITIAL SALES CHARGE--also known as a "front-end sales load," refers to a charge that is deducted from your initial investment in Class A shares and is used to compensate the Distributor and/or your financial advisor for their efforts and assistance to you in connection with the purchase. The key point to keep in mind about a front-end sales load is that it reduces the amount available to purchase Fund shares.

- CONTINGENT DEFERRED SALES CHARGE--also known as a "CDSC" or "back-end sales load," refers to a sales load that is deducted from the proceeds when you redeem Fund shares (that is, sell shares back to the Fund). The amount of the CDSC that you pay will depend on how long you hold your shares and decreases to zero if you hold your shares long enough. Although you pay no sales charge at the time of your purchase, the Distributor typically pays your financial advisor a commission up-front. In part to compensate the Distributor for this expense over time, you will pay a higher ongoing 12b-1 fee. Over time these fees may cost you more than paying an initial sales charge.

Distribution and/or service (12b-1) fees, shareholder service fees, initial sales charges and contingent deferred sales charges are each discussed in more detail in this Shareholder Guide. The following table gives you a summary of the differences among share classes with respect to such fees and other important factors:

Summary of Important Differences Among Share Classes

                          CLASS A        CLASS B             CLASS C        CLASS I
  Initial sales charge     Yes             No                  No            No

  Contingent deferred     None(1)     Sliding scale       1% on sale of     None
  sales charge                       over four years     shares held for
                                                        one year or less



  Ongoing service and/or  0.25%           0.75%               0.75%         None
  distribution fee (Rule              distribution      distribution and
  12b-1 fee)                        and 0.25% service     0.25% service
                                      (1.00% total)       (1.00% total)




  Shareholder service      None           None                None          None
  fee



  Redemption fee          2.00%           2.00%               2.00%         2.00%

  Conversion feature        No             Yes                 No            No



  Purchase maximum(2)      None         $100,000            $500,000        None

1 Except on certain redemptions on purchases of $1 million or more made without an initial sales charge.

2  Per transaction. Does not apply to purchases by certain retirement plans.

The following discussion is not intended to be investment advice or a recommendation because each investor's financial situation and considerations are different. An analysis as to which share class is most appropriate for your needs can best be made by discussing your situation and the factors mentioned above with your financial advisor. Generally, however, Class A shares are more economical if you intend to invest larger amounts ($100,000 or more) and hold your shares long-term (more than 4 years). Class B shares may be more economical if you intend to invest lesser amounts and hold your shares long-term. Class C shares may be more economical if you intend to hold your shares for a shorter term (4 years or less). Class I shares are the most economical, regardless of amount invested or intended holding period, but are offered only to certain institutional investors or through certain financial intermediary accounts.

                                                               SHAREHOLDER GUIDE

CLASS A SHARE CONSIDERATIONS


- When you invest in Class A shares, you pay the public offering price, which is the share price, or NAV, plus the initial sales charge that may apply to your purchase. The amount of the initial sales charge is based on the size of your investment (see "Sales Charge Reductions and Waivers on Class A shares"). We also describe below how you may reduce or eliminate the initial sales charge (see "Reducing the Initial Sales Charge on Class A Shares").


- Since some of your investment goes to pay an up-front sales charge when you purchase Class A shares, you purchase fewer shares than you would with the same investment in other share classes. Nevertheless, you're usually better off purchasing Class A shares rather than Class B or Class C shares and paying an up-front sales charge if you:

  - plan to own the shares for an extended period of time, since the higher ongoing service and/or distribution (12b-1) fees on Class B and Class C shares may eventually exceed the cost of the up-front sales charge; or

  - qualify for a reduced or waived sales charge.

CLASS B SHARE CONSIDERATIONS

You pay no initial sales charge on an investment in Class B shares. However, you pay higher ongoing service and/or distribution fees. Over time these fees may cost you more than paying an initial sales charge on Class A shares. Consequently, it is important that you consider your investment goals and the length of time you intend to hold your shares when comparing your share class options.

- Due to the availability of sales charge discounts for Class A shares and the higher ongoing fees for Class B shares, Class A shares of the Fund will be more economical than Class B if you intend to invest and hold long-term more than $100,000. There may be other circumstances under which Class B shares are not the most economical choice; you should analyze your particular situation and options carefully with your financial advisor before you invest.

- The Fund will generally not accept a purchase order for Class B shares in the amount of $100,000 or more.

- In most circumstances, you will pay a contingent deferred sales charge (CDSC) if you sell Class B shares within four years of buying them (see "Information on Sales Charges"). There are exceptions, which are described in the Statement of Additional Information.

- Selling Class B shares during the period in which the CDSC applies can significantly diminish the overall return on an investment.

- If you intend to hold your shares less than four years, Class C shares will generally be more economical than Class B shares of the Fund.

- When you sell Class B shares, to minimize your sales charges, the Fund first redeems the appreciation of the original value of your shares, then fully aged shares, then any shares you received through reinvestment of dividends and capital gains and then shares you have held longest.

- Class B shares convert to Class A shares at the end of the calendar quarter four years after the date they were purchased. This reduces service and/or distribution fees.

- The Fund expects all share conversions to be made on a tax-free basis. If this cannot be reasonably assured, the Fund reserves the right to modify or eliminate this share class conversion feature.

SHAREHOLDER GUIDE

CLASS C SHARE CONSIDERATIONS

- You pay no initial sales charge on an investment in Class C shares. However, you will pay higher ongoing service and/or distribution fees over the life of your investment.

- In most circumstances, you will pay a 1% CDSC if you redeem shares held for one year or less.

- As is the case with Class B shares, to minimize your sales charges, the Fund first redeems the appreciation of the original value of your shares, then fully aged shares, then any shares you received through reinvestment of dividends and capital gains and then shares you have held longest.

- Unlike Class B shares, Class C shares will never convert to Class A shares. As a result, long-term Class C shareholders pay higher ongoing service and/or distribution fees over the life of their investment.

- The Fund will generally not accept a purchase order for Class C shares in the amount of $500,000 or more.

CLASS I CONSIDERATIONS

You pay no initial sales charge or CDSC on an investment in Class I shares.

- You do not pay any ongoing service or distribution fees.

- You may buy Class I shares if you are an:

  - INSTITUTIONAL INVESTOR

    - certain employer-sponsored, association or other group retirement plans or employee benefit trusts with a service arrangement through NYLIM Retirement Plan Services or NYLIFE Distributors LLC;

    - certain financial institutions, endowments, foundations or corporations with a service arrangement through NYLIFE Distributors LLC or its affiliates; or

    - purchases through a program sponsored by a financial intermediary firm (such as a broker-dealer, investment adviser or financial institution) with a contractual arrangement with NYLIFE Distributors LLC.

  - INDIVIDUAL INVESTOR--who is initially investing at least $5 million in any single MainStay Fund.

  - EXISTING CLASS I SHAREHOLDER--who owned shares of the No-Load Class of any MainStay Fund as of December 31, 2003, which class was renamed Class I on January 1, 2004.

INFORMATION ON SALES CHARGES

Class A Shares

The initial sales charge you pay when you buy Class A shares differs depending upon the amount you invest, as indicated in the following table. The sales charge may be reduced or eliminated for larger purchases, as described below, or as described under "Sales Charge Reductions and Waivers." Any applicable sales charge will be deducted directly from your investment. All or a portion of the sales charge may be retained by the Distributor or allocated to your dealer/financial advisor as a concession.

                                                               SHAREHOLDER GUIDE

MainStay Floating Rate Fund


                                    SALES CHARGES AS A PERCENTAGE
                                                  OF                       TYPICAL DEALER
                                  ----------------------------------       CONCESSION AS A
  PURCHASE                           OFFERING              NET              % OF OFFERING
  AMOUNT                              PRICE             INVESTMENT              PRICE
  Less than $100,000                  3.00%               3.09%                 2.75%
  $100,000 to $249,999                2.00%               2.04%                 1.75%



  $250,000 to $499,999                1.50%               1.52%                 1.25%
  $500,000 or more                    None*               None*                 1.00%**





* No sales charge applies on investments of $1 million or more, but a CDSC of 1% may be imposed on certain redemptions of such shares within one year of the date of purchase. The Fund's Distributor may pay a commission to dealers on these purchases from its own resources.
** The Distributor pays a sales concession of 1.00% on sales from $500,000 to $3 million, 0.50% on the portion from $3 million to $5 million and 0.40% on the portion of $5 million or more.

Class B Shares

Class B shares are sold without an initial sales charge. However, if Class B shares are redeemed within four years of their purchase, a CDSC will be deducted from the redemption proceeds, except under circumstances described in the Statement of Additional Information. Additionally, Class B shares have higher ongoing service and/or distribution fees and, over time, these fees may cost you more than paying an initial sales charge. The Class B CDSC and the higher ongoing service and/or distribution fees are paid to compensate the Distributor for its expenses in connection with the sale of Class B shares. The amount of the CDSC will depend on the number of years you have held the shares that you are redeeming, according to the following schedule:

                                             CONTINGENT DEFERRED SALES CHARGE (CDSC)
                                                               AS A
  FOR SHARES                                     % OF AMOUNT REDEEMED SUBJECT TO
  SOLD IN THE:                                                CHARGE
  First year                                                  3.00%
  Second year                                                 2.00%



  Third year                                                  2.00%
  Fourth year                                                 1.00%



  Thereafter                                                   None

There are exceptions, which are described in the Statement of Additional Information.

Class C Shares

Class C shares are sold without an initial sales charge. However, if Class C shares are redeemed within one year of purchase, a CDSC of 1.00% will be deducted from the redemption proceeds, except under circumstances described in the Statement of Additional Information. Additionally, Class C shares have higher ongoing service and/or distribution fees, and over time, these fees may cost you more than paying an initial sales charge. The Class C CDSC and the higher ongoing service and/or distribution fees are paid to compensate the Distributor for its expenses in connection with the sale of Class C shares.

Computing Contingent Deferred Sales Charge on Class B and Class C

A CDSC may be imposed on redemptions of Class B and Class C shares of a Fund, at the rate previously described, at the time of any redemption by a shareholder that reduces the current value of the shareholder's Class B or Class C account in the Fund to an amount that is lower than the amount of all payments by the shareholder for the purchase of Class B shares in the Fund

SHAREHOLDER GUIDE

during the preceding four years or Class C shares in the Fund for the preceding year.

However, no such charge will be imposed to the extent that the net asset value of the Class B or Class C shares redeemed does not exceed:

- the current aggregate net asset value of Class B or Class C shares of the Fund purchased more than four years prior to the redemption for Class B shares or more than one year prior to the redemption for Class C shares; plus

- the current aggregate net asset value of Class B or Class C shares of the Fund purchased through reinvestment of dividends or distributions; plus

- increases in the net asset value of the investor's Class B shares of the Fund above the total amount of payments for the purchase of Class B shares of the Fund made during the preceding four years for Class B shares or one year for Class C shares.

There are exceptions, which are described in the Statement of Additional Information.

SALES CHARGE REDUCTIONS AND WAIVERS ON CLASS A SHARES

Reducing the Initial Sales Charge on Class A Shares through Breakpoint Discounts


As the sales charge tables above show, the larger your investment, the lower your initial sales charge on Class A shares. There is no initial sales charge for investments of $500,000 or more. Each investment threshold that qualifies for a lower sales charge is known as a "breakpoint." You may be able to qualify for a breakpoint on the basis of a single purchase, or by aggregating the amounts of more than one purchase in the following ways:


- LETTER OF INTENT

  A "letter of intent" allows you to qualify for a breakpoint discount with respect to a current purchase, based on the total amount of purchases you intend to make in the near future. You can sign a Letter of Intent, in which you agree to invest a certain amount (your goal) in one or more of the MainStay Funds over a 24-month period, and your initial sales charge will be based on your goal. A 90-day back-dated period can also be used to count previous purchases toward your goal (but you will not be entitled to a rebate of any sales charge paid on those purchases). Your goal must be at least $100,000, and, if you do not meet your goal within the 24-month period, the higher sales charge will be deducted from your account.

- RIGHTS OF ACCUMULATION

  A "right of accumulation" allows you to qualify for a breakpoint with respect to a current purchase based on the total value of your previous purchases. You can count towards the amount of your investment your total account value in all share classes of MainStay Funds (except shares in the MainStay Cash Reserves Fund or MainStay Money Market Fund that were not previously invested in another Fund). For example, if you have $45,000 invested in Class C shares of each of two different MainStay Funds and you wish to invest an additional $10,000 in one of those Funds or another MainStay Fund, you can invest that $10,000 in Class A shares and pay the reduced sales charge rate normally applicable to a $100,000 investment. We may terminate or change this privilege at any time upon written notice.

                                                               SHAREHOLDER GUIDE

- COMBINE WITH FAMILY MEMBERS

  You can also count towards the amount of your investment all investments in one or more of the MainStay Funds, in any class of shares, by your spouse and your children under age 21 ("Family Members"), including their Rights of Accumulation and goals under a Letter of Intent. Certain other groups may also be permitted to combine purchases for purposes of reducing or eliminating sales charges. See "Purchase, Redemption, Exchanges and Repurchase--Reduced Sales Charges" in the Statement of Additional Information.

- YOUR RESPONSIBILITY


  To receive the reduced sales charge, you must tell your financial advisor or us about any eligible amounts under Rights of Accumulation or a Letter of Intent that you and your Family Members have at the time of your initial or subsequent purchase. For example, if an initial investment that was less than $500,000 grows to over $500,000, you must tell us that you qualify to purchase Class A shares without an initial sales charge when you make a subsequent investment. IF YOU DO NOT LET YOUR FINANCIAL ADVISOR OR US KNOW OF ALL OF THE HOLDINGS OR PLANNED PURCHASES THAT MAKE YOU ELIGIBLE FOR A REDUCTION, YOU MAY NOT RECEIVE A SALES CHARGE DISCOUNT TO WHICH YOU ARE OTHERWISE ENTITLED. You may be required to provide verification of holdings (such as copies of documents that reflect the original purchase cost of your other holdings) that qualify you for a sales charge reduction.


Group Retirement Plan Purchases

You will not pay an initial sales charge if you purchase shares through a group retirement plan (other than non-ERISA 403(b)(7) plans and IRA plans) that meets certain criteria, including:

  - 50 or more participants; or

  - an aggregate investment in shares of any class of the MainStay Funds of $1,000,000 or more.

If your plan currently holds Class B shares, please consult your recordkeeper or other plan administrative service provider concerning their ability to maintain shares in two different classes.

Purchases Through Financial Services Firms

You may be eligible for elimination of the initial sales charge if you purchase shares through a financial services firm (such as a broker-dealer, investment advisor or financial institution) that has a contractual arrangement with the Distributor. The Fund has authorized these firms (and other intermediaries that the firms may designate) to accept orders. When an authorized firm or its designee has received your order, it is considered received by the Fund and will be priced at the next computed NAV. Financial services firms may charge transaction fees or other fees and may modify other features such as minimum investment amounts and exchange privileges. Please read their program materials for any special provisions or additional service features that may apply to investing in the Fund through these firms.

529 Plans

When shares of the Fund are sold to a qualified tuition program operating under
Section 529 of the Internal Revenue Code, such a program may purchase Class A shares without an initial sales load.

SHAREHOLDER GUIDE

Other Waivers

There are other categories of purchasers who do not pay initial sales charges on Class A shares, such as personnel of the Fund and of New York Life and their affiliates or shareholders who owned shares of the Service Class of any MainStay Fund as of December 31, 2003. These categories are described in the Statement of Additional Information.

Contingent Deferred Sales Charge

If your initial sales charge is eliminated, we may impose a CDSC of 1% if you redeem or exchange your shares within one year. The Fund's Distributor may pay a commission to dealers on these purchases from its own resources.

For more information about these considerations, call your financial advisor or the Fund's transfer agent, MainStay Shareholder Services (MSS), a division of NYLIM Service Company LLC and an affiliate of New York Life Investment Management LLC, toll-free at 1-800-MAINSTAY (1-800-624-6782), and read the information under "Purchase, Redemption, Exchanges and Repurchase--Contingent Deferred Sales Charge, Class A" in the Statement of Additional Information.

INFORMATION ON FEES

Rule 12b-1 Plans

The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940 for certain classes of shares pursuant to which service and/or distribution fees are paid to the Distributor. The Class A plan typically provides for payment for distribution or service activities of up to 0.25% of the average annual net assets of Class A shares of the Fund. The Class B and Class C 12b-1 plans each provide for payment of both distribution and service activities of up to 1.00% of the average annual net assets of Class B and C shares of the Fund, respectively. The distribution fee is intended to pay the Distributor for distribution services, which include any activity or expense primarily intended to result in the sale of Fund shares. The service fee is paid to the Distributor for providing shareholders with personal services and maintaining shareholder accounts. The Distributor may pay all or a portion of the 12b-1 fee to your investment professional. Because Rule 12b-1 fees are ongoing, over time they will increase the cost of an investment in the Fund and may cost more than other types of sales charges.

COMPENSATION TO DEALERS

Financial intermediary firms and their associated financial advisors are paid in different ways for the services they provide to the Fund and shareholders. Such compensation varies depending upon the amount invested, the share class purchased, the amount of time that shares are held, and/or the services provided.

- The Distributor pays sales concessions to dealers, as described in the tables under "Information on Sales Charges" above, on the purchase price of Class A shares sold subject to a sales charge. The Distributor retains the difference between the sales charge that you pay and the portion that is paid to dealers as a sales concession.

- The Distributor or an affiliate, from its own resources, pays a sales concession of up to 2.75% on the purchase price of Class A shares, sold at net asset value, to dealers at the time of sale.

- From its own resources, the Distributor pays a sales concession of up to 3.00% on purchases of Class B shares to dealers at the time of sale.

                                                               SHAREHOLDER GUIDE

---------------------------

GOOD ORDER means all the necessary information, signatures and documentation have been fully completed.

- The Distributor pays a sales concession of 1.00% on purchases of Class C shares to dealers from its own resources at the time of sale.

- The Distributor pays, pursuant to a 12b-1 plan, distribution-related and other service fees to qualified dealers for providing certain shareholder services.

- In addition to payments described above, the Distributor or an affiliate, from its own resources, pays other significant amounts to certain financial intermediary firms, including an affiliated broker-dealer, in connection with the sale of Fund shares and/or shareholder or account servicing arrangements. These sales and/or servicing fee arrangements vary and may amount to payments of up to 0.40% on new sales and/or up to 0.20% annually on assets held.

- The Distributor or an affiliate may sponsor training or informational meetings or provide other non-monetary benefits for financial intermediary firms and their associated financial advisors.

Payments made from the Distributor's or an affiliate's own resources do not change the purchase price of shares, the amount of shares that your investment purchases, the value of your shares, or the proceeds of any redemptions. For more information regarding any of the types of compensation described above, see the Statement of Additional Information or consult with your financial intermediary firm or financial advisor.

BUYING, SELLING AND EXCHANGING MAINSTAY SHARES
HOW TO OPEN YOUR ACCOUNT

Class A, B or C Shares

Return your completed MainStay Funds application in GOOD ORDER with a check payable to the MainStay Funds for the amount of your investment to your financial advisor or directly to the Fund, PO Box 8401, Boston, Massachusetts 02266-8401. If your initial investment is at least $5,000, have your financial advisor place your order by phone. If you place your order by phone, MSS must receive your completed application and check in good order within three business days.

Class I

If you are participating in a company savings plan, such as a 401(k) plan, profit sharing plan, defined benefit plan or other employee-directed plan, your company will provide you with the information you need to open an account and buy or sell Class I shares of the Fund.

If you are investing through a financial intermediary firm, the firm will assist you with opening an account. If your initial investment is at least $5,000, have your financial advisor place your order by phone. MSS must receive your completed application and check in GOOD ORDER within three business days.

All Classes

You buy shares at net asset value (NAV) (plus, for Class A shares, any applicable sales charge). NAV is generally calculated as of the close of regular trading (usually 4 pm eastern time) on the New York Stock Exchange (the "Exchange") every day the Exchange is open. When you buy shares, you must pay the NAV next calculated after MSS receives your order in good order. Alternatively, MainStay Funds has arrangements with certain financial intermediary firms such that purchase orders through these entities are considered received in good order when received by the financial intermediary firm together with the purchase price of the shares ordered. The order will then be priced at the

SHAREHOLDER GUIDE

Fund's NAV next computed after acceptance by these entities. Such financial intermediary firms are responsible for timely transmitting the purchase order to the Fund.

When you open your account, you may also want to choose certain buying and selling options, including transactions by wire. In most cases, these choices can be made later in writing, but it may be quicker and more convenient to decide on them when you open your account.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens a new account and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund, or your financial advisor on their behalf, must obtain the following information for each person who opens a new account:

  - Name;

  - Date of birth (for individuals);

  - Residential or business street address (although post office boxes are still permitted for mailing); and

  - Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

FEDERAL LAW PROHIBITS THE FUND AND OTHER FINANCIAL INSTITUTIONS FROM OPENING A NEW ACCOUNT UNLESS THEY RECEIVE THE MINIMUM IDENTIFYING INFORMATION LISTED ABOVE.

After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund also may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

INVESTMENT MINIMUMS

The following minimums apply if you are investing in the Fund. A minimum initial investment amount may be waived for purchases by the Boards, Directors and employees of New York Life and its affiliates and subsidiaries. The Fund may also accept additional investments of smaller amounts at their discretion.

Class A, B and C Shares

The following minimums apply if you are investing in Class A, B or C shares of the Fund:

- $1,000 for initial and $50 for subsequent purchases of the Fund, or

- if through a monthly systematic investment plan, $500 for initial and $50 for subsequent purchases.

Class I Shares

The following minimums apply if you are investing in Class I shares of the Fund:

- Individual Investors--$5 million for initial purchases of the Fund, and

- Institutional Investors--no minimum initial or subsequent purchase amounts.

                                                               SHAREHOLDER GUIDE

BUYING AND SELLING MAINSTAY SHARES

OPENING YOUR ACCOUNT -- INDIVIDUAL SHAREHOLDERS

                                        HOW                                               DETAILS

  BY WIRE:             You or your registered representative      The wire must include:
                       should call MSS toll-free at               * name(s) of investor(s);
                       1-800-MAINSTAY (1-800-624-6782) to         * your account number; and
                       obtain an account number and wiring        * Fund Name and Class of shares.
                       instructions. Wire the purchase            Your bank may charge a fee for the wire transfer.
                       amount to:
                       State Street Bank and Trust Company
                       * ABA #011-0000-28
                       * MainStay Funds (DDA #99029415)
                       * Attn: Custody and Shareholder
                         Services

                       To buy shares the same day, MSS must
                       receive your wired money by 4 pm
                       eastern time.

  BY PHONE:            Have your investment professional          * MSS must receive your application and check, payable
                       call MSS toll-free at 1-800-MAINSTAY         to MainStay Funds, in good order within three
                       (1-800-624-6782) between 8 am and 6          business days. If not, MSS can cancel your order and
                       pm eastern time any day the New York         hold you liable for costs incurred in placing it.
                       Stock Exchange is open. Call before 4      * $5,000 minimum.
                       pm to buy shares at the current day's      Be sure to write on your check:
                       NAV.                                       * Fund name and Class of shares;
                                                                  * your account number; and
                                                                  * name(s) of investor(s).




  BY MAIL:             Return your completed MainStay Funds       Make your check payable to MainStay Funds.
                       Application with a check for the           * $1,000 minimum
                       amount of your investment to:              Be sure to write on your check:
                       MainStay Funds                             * name(s) of investor(s); and
                       P.O. Box 8401                              * Fund name and Class of shares.
                       Boston, MA 02266-8401

SHAREHOLDER GUIDE

BUYING ADDITIONAL SHARES OF THE FUND -- INDIVIDUAL SHAREHOLDERS

                                            HOW                                                 DETAILS

  BY WIRE:             Wire the purchase amount to:                       The wire must include:
                       State Street Bank and Trust Company                * name(s) of investor(s);
                       * ABA #011-0000-28                                 * your account number; and
                       * MainStay Funds (DDA #99029415)                   * Fund name and Class of shares.
                       * Attn: Custody and Shareholder Services.
                                                                          Your bank may charge a fee for the wire transfer.
                          To buy shares the same day, MSS must
                         receive your wired money by 4 pm eastern
                         time.

  ELECTRONICALLY:      Call MSS toll-free at 1-800-MAINSTAY               Eligible investors can purchase shares by using
                       (1-800-624-6782) between 8 am and 6 pm             electronic debits from a designated bank account.
                       eastern time any day the New York Stock
                       Exchange is open to make an ACH purchase;
                       call before 4 pm to buy shares at the current
                       day's NAV; or
                        Visit us at www.mainstayfunds.com.




  BY MAIL:             Address your order to:                             Make your check payable to MainStay Funds.
                       MainStay Funds                                     * $50 minimum (for Class A, B and C shares).
                       P.O. Box 8401
                       Boston, MA 02266-8401                              Be sure to write on your check:
                                                                          * name(s) of investor(s);
                       Send overnight orders to:                          * your account number; and
                       MainStay Funds                                     * Fund name and Class of shares.
                       c/o Boston Financial Data Services
                       66 Brooks Drive
                       Braintree, MA 02184




                                                               SHAREHOLDER GUIDE

SELLING SHARES--INDIVIDUAL SHAREHOLDERS

                                        HOW                                             DETAILS

  BY CONTACTING YOUR FINANCIAL ADVISOR:                           * You may sell (redeem) your shares through your
                                                                    financial advisor or by any of the methods
                                                                    described below.

  BY PHONE:            TO RECEIVE PROCEEDS BY CHECK:              * MSS will only send checks to the account owner at
                       Call MSS toll-free at 1-800-MAINSTAY         the owner's address of record and generally will
                       (1-800-624-6782) between 8 am and 6          not send checks to addresses on record for 30
                       pm eastern time any day the New York         days or less.
                       Stock Exchange is open. Call before 4      * The maximum order MSS can process by phone is
                       pm eastern time to sell shares at the        $100,000.
                       current day's NAV.




                       TO RECEIVE PROCEEDS BY WIRE:               * Generally, after receiving your sell order by
                       Call MSS toll-free at 1-800-MAINSTAY       phone, MSS will send the proceeds by bank wire to
                       (1-800-624-6782) between 8 am and 6          your designated bank account the next business
                       pm eastern time any day the New York         day, although it may take up to seven days to do
                       Stock Exchange is open. Eligible             so. Your bank may charge you a fee to receive the
                       investors may sell shares and have           wire transfer.
                       proceeds electronically credited to a
                       designated bank account.
                                                                  * MSS must have your bank account information on
                                                                  file.
                                                                  * There is an $11 fee for wire redemptions.
                                                                  * The minimum wire transfer amount is $1,000.

                       TO RECEIVE PROCEEDS ELECTRONICALLY BY      * MSS must have your bank account information on
                       ACH:                                       file.
                       Call MSS toll-free at 1-800-MAINSTAY       * Proceeds may take 2-3 days to reach your bank
                       (1-800-624-6782) between 8 am and 6          account.
                       pm eastern time any day banks and the      * There is no fee from MSS for this transaction.
                       New York Stock Exchange are open.
                                                                  * The maximum ACH transfer amount is $100,000.




  BY MAIL:             Address your order to:                     Write a letter of instruction that includes:
                       MainStay Funds                             * your name(s) and signature(s);
                       P.O. Box 8401                              * your account number;
                       Boston, MA 02266-8401                      * Fund name and Class of shares; and
                                                                  * dollar or share amount you want to sell.
                       Send overnight orders to:
                       MainStay Funds                             Obtain a MEDALLION SIGNATURE GUARANTEE or other
                       c/o Boston Financial Data Services         documentation, as required.
                       66 Brooks Drive
                       Braintree, MA 02184                        There is a $15 fee for checks mailed to you via
                                                                  overnight service.

SHAREHOLDER GUIDE

---------------------------

Reinvestment won't relieve you of any tax consequences on gains realized from a sale. The deductions for losses may, however, be denied and, in some cases, sales charges may not be taken into account in computing gains or losses if the reinvestment privilege is exercised.
---------------------------

CONVENIENT, YES . . .
BUT NOT RISK-FREE. Telephone redemption privileges are convenient, but you give up some security. When you sign the application to buy shares, you agree that the Fund will not be liable for following phone instructions that they reasonably believe are genuine. When using the MainStay Audio Response System or the internet, you bear the risk of any loss from your errors unless the Funds or MSS fail to use established safeguards for your protection. These safeguards are among those currently in place at MainStay Funds:
-all phone calls with service representatives are tape recorded, and -written confirmation of every transaction is sent to your address of record.

MSS and the Fund reserve the right to shut down the MainStay Audio Response System or the system might shut itself down due to technical problems.

REDEMPTIONS-IN-KIND

The Fund reserves the right to pay certain large redemptions, either totally or partially, by a distribution-in-kind of securities (instead of cash) from the Fund's portfolio.

THE REINVESTMENT PRIVILEGE MAY HELP YOU AVOID SALES CHARGES

When you sell shares, you have the right--for 90 days--to reinvest any or all of the money in the same class of any MainStay Fund without paying another sales charge (as long as those shares haven't been reinvested once already). If you paid a sales charge when you redeemed you'll receive a pro rata credit for reinvesting.


SHAREHOLDER SERVICES


Automatic Services

Buying or selling shares automatically is easy with the services described below. You select your schedule and amount, subject to certain restrictions. You can set up most of these services on your application by accessing your shareholder account on the internet at www.mainstayfunds.com, contacting your financial advisor for instructions, or by calling MSS toll-free at 1-800-MAINSTAY (1-800-624-6782) for a form.

Systematic Investing--Individual Shareholders Only

MainStay offers three automatic investment plans:

1. AutoInvest

If you obtain authorization from your bank, you can automatically debit your designated bank account to:

- make regularly scheduled investments; and/or

- purchase shares whenever you choose.

2. Dividend reinvestment

Automatically reinvest dividends and distributions from one MainStay Fund into the same Fund or the same Class of any other MainStay Fund.

3. Payroll deductions

If your employer offers this option, you can make automatic investments through payroll deduction.

Systematic Withdrawal Plan--Individual Shareholders Only

Withdrawals must be at least $100. You must have at least $10,000 in your account at the time of the initial request.

The Fund will not knowingly permit systematic withdrawals if, at the same time, you are making periodic investments.

Exchanging Shares Among MainStay Funds

You exchange shares when you sell all or a portion of shares in one MainStay Fund and use the proceeds to purchase shares of the same class of another MainStay Fund at NAV. An exchange of shares of one MainStay Fund for shares of another MainStay Fund will be treated as a sale of shares of the first MainStay Fund and as a purchase of shares of the second MainStay Fund. Any gain on the transaction may be subject to taxes. You may make exchanges from one MainStay Fund to another by phone. There is also a systematic exchange program that allows you to make regularly scheduled, systematic exchanges from one MainStay Fund to the same class of another. When you redeem exchanged shares without a corresponding purchase of another MainStay Fund, you may have to pay any

                                                               SHAREHOLDER GUIDE

---------------------------

MSS tries to make investing easy by offering a variety of programs to buy, sell and exchange Fund shares. These programs make it convenient to add to your investment and easy to access your money when you need it.
---------------------------

Selling and exchanging shares may result in a gain or loss and there-fore may be subject to taxes. Consult your tax adviser on the conse-quences.

applicable contingent deferred sales charge. You may not exchange shares between classes. If you sell Class B or Class C shares and then buy Class A shares, you may have to pay a deferred sales charge on the Class B or Class C shares, as well as pay an initial sales charge on the purchase of Class A shares.

You also may exchange shares of the Fund for shares of the same class, if offered, of any of the following funds, which are offered in a different prospectus:

                    - MainStay All Cap Growth Fund           - MainStay MAP Fund
                    - MainStay All Cap Value Fund            - MainStay Mid Cap Core Fund
                    - MainStay Asset Manager Fund            - MainStay Mid Cap Growth Fund
                    - MainStay Balanced Fund                 - MainStay Mid Cap Opportunity Fund
                    - MainStay Blue Chip Growth Fund         - MainStay Mid Cap Value Fund
                    - MainStay Capital Appreciation Fund     - MainStay Money Market Fund
                    - MainStay Cash Reserves Fund            - MainStay Research Value Fund
                    - MainStay Common Stock Fund             - MainStay S&P 500 Index Fund
                    - MainStay Convertible Fund              - MainStay Short Term Bond Fund
                    - MainStay Diversified Income Fund       - MainStay Small Cap Growth Fund
                    - MainStay Global High Income Fund       - MainStay Small Cap Opportunity Fund
                    - MainStay Government Fund               - MainStay Strategic Value Fund
                    - MainStay High Yield Corporate Bond     - MainStay Tax Free Bond Fund
                    Fund                                     - MainStay Total Return Fund
                    - MainStay Indexed Bond Fund             - MainStay U.S. Large Cap Equity Fund
                    - MainStay Intermediate Term Bond Fund   - MainStay Value Fund
                    - MainStay International Bond Fund
                    - MainStay International Equity Fund

Before making an exchange request, read the prospectus of the fund you wish to purchase by exchange. You can obtain a prospectus for any fund by contacting your broker, financial advisor or other financial institution or by calling the MainStay Funds at 1-800-MAINSTAY (1-800-624-6782).

You may not exchange shares of one MainStay Fund for shares of another MainStay Fund that is closed to new investors unless you are already a shareholder of that Fund. You may not exchange shares of one MainStay Fund for shares of another MainStay Fund that is closed to new share purchases.

The exchange privilege is not intended as a vehicle for short term trading, nor is the Fund designed for professional market timing organizations or other entities or individuals that use programmed frequent exchanges in response to market fluctuations. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. Accordingly, in order to maintain a stable asset base in the Fund and to reduce Fund administrative expenses borne by the Fund, five exchanges per account are permitted in each calendar year without the imposition of any transaction fee; subsequently, a $10 processing fee payable to the Fund's transfer agent will be assessed per exchange and additional exchange requests may be denied. The processing fee will not be charged on systematic exchanges, on exchanges processed via the Fund's audio response system, on exchanges processed on the MainStay website, and on certain accounts, such as retirement plans and broker omnibus accounts where no participant is listed or for which tracking data is not available, MSS reserves the right to refuse any purchase or exchange requests that could adversely affect the Fund or its operations, including those from any individual or group who, in the Fund's judgment, is likely to, or actually engages in, excessive trading.

The Fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange.

SHAREHOLDER GUIDE

Investing for Retirement

You can purchase shares of most MainStay Funds for retirement plans providing tax-deferred investments for individuals and institutions. You can use the MainStay Funds in established plans or the Distributor may provide the required plan documents for selected plans. A plan document must be adopted for a plan to be in existence.


Custodial services may be available for IRA, Roth IRA and Coverdell Education Savings Accounts (CESA) (previously named Education IRA) as well as SEP and Simple IRA plans and for 403(b)(7) TSA Custodial Accounts. Plan administration may also be available for select qualified retirement plans. An investor should consult with his or her tax adviser before establishing any tax-deferred retirement plan. These services may not be available to all customers or with respect to all Funds.


GENERAL POLICIES

Buying Shares

- All investments must be in U.S. dollars with funds drawn on a U.S. bank. We will not accept any payment in the following forms: travelers checks, money orders, credit card convenience checks, cash, bank teller's checks or starter checks.

- MSS does not accept third-party checks, and it reserves the right to limit the number of checks processed at one time.

- If your investment check or ACH purchase does not clear, your order will be canceled and your account will be responsible for any losses of fees the Fund incurs as a result. Your account will be charged a $20 fee for each returned check or ACH purchase. In addition, the Fund may also redeem shares to cover any losses it incurs as a result. If an AutoInvest payment is returned unpaid for two consecutive periods, the privilege will be suspended until you notify us to reinstate it.

- The Fund may, in its discretion, reject any order for the purchase of shares.

Selling Shares

- Your shares will be sold at the next NAV calculated after MSS receives your request in good order. MSS will make the payment within seven days after receiving your request in good order.

- If you buy shares by check or by ACH purchase and quickly decide to sell them the Fund may withhold payment for 10 days from the date the check or ACH purchase order is received.

- When you sell Class B or Class C shares, or Class A shares when applicable, the Fund will recover any applicable sales charges either by selling additional shares, if available, or by reducing your proceeds by the amount of those charges.

- There will be no redemption during any period in which the right of redemption is suspended or date of payment is postponed because the New York Stock Exchange is closed or trading on the Exchange is restricted or the SEC deems an emergency to exist.

- Unless you decline telephone privileges on your application, you may be responsible for any fraudulent telephone order as long as MSS takes reasonable measures to verify the order.

- Reinvestment won't relieve you of any tax consequences on gains realized from a sale. The deductions or losses, however, may be denied.

- MSS requires a written order to sell shares if an account has submitted a change of address during the previous 30 days.

                                                               SHAREHOLDER GUIDE

---------------------------

When you buy and sell shares directly from the Fund, you will receive confirmation statements that describe your transaction. You should review the information in the confirmation statements carefully. If you notice an error, you should call MSS immediately. If you fail to notify MSS within one year of the transaction, you may be required to bear the costs of correction.

- MSS requires a written order to sell shares and a Medallion signature guarantee if:

  - MSS does not have on file required bank information to wire funds;

  - the proceeds from the sale will exceed $100,000;

  - the proceeds of the sale are to be sent to an address other than the address of record; or

  - the proceeds are to be payable to someone other than the account holder(s).

- In the interests of all shareholders, the Fund reserves the right to:

  - change or discontinue its exchange privileges upon notice to shareholders, or temporarily suspend this privilege without notice under extraordinary circumstances;

  - change or discontinue the systematic withdrawal plan upon notice to shareholders;

  - close accounts with balances less than $500 invested in Class A, B or C shares (by redeeming all shares held and sending proceeds to the address of record); and/or

  - change the minimum investment amounts.

Additional Information

You may receive confirmation statements that describe your transaction. You should review the information in the confirmation statements carefully. If you notice an error, you should call your financial advisor or MSS immediately. If you or your financial advisor fails to notify MSS within one year of the transaction, you may be required to bear the costs of correction.

The policies and fees described in this Prospectus govern transactions with the MainStay Funds. When you invest through a third party--bank, broker, 401(k), financial advisor, or financial supermarket--there may be transaction fees for, and you may be subject to, different investment minimums or limitations on buying or selling shares. Accordingly, the net yield to investors who purchase through financial intermediaries may be less than the net yield earned by investors who invest in the Fund directly. Consult a representative of your plan or financial institution if in doubt.

From time to time the MainStay Funds may close and reopen any of the MainStay Funds to new investors or new share purchases at its discretion. If a Fund is closed, either to new investors or new share purchases, and you redeem your total investment in that Fund, your account will be closed and you will not be able to make any additional investments in the Fund. If a Fund is closed to new investors, you may not exchange shares from other MainStay Funds for shares of that Fund unless you are already a shareholder of such Fund.

Medallion Signature Guarantees

A Medallion signature guarantee helps protect against fraud. To protect your account, each Fund and MSS from fraud, Medallion signature guarantees are required to enable MSS to verify the identity of the person who has authorized redemption proceeds to be sent to a third party or a bank not previously established on the account. Medallion signature guarantees are also required for redemptions of $100,000 or more from an account, and for share transfer requests. Medallion signature guarantees must be obtained from certain eligible financial institutions that are participants in the Securities Transfer Association Medallion Program (STAMP), the Stock Exchange Medallion Program
(SEMP), or the New York Stock Exchange Medallion Signature Program (MSP). Eligible guarantor institutions provide Medallion signature guarantees that are covered by surety bonds in various amounts. It is your responsibility to ensure that the

SHAREHOLDER GUIDE

Medallion signature guarantee that you acquire is sufficient to cover the total value of your transaction(s). If the surety bond amount is not sufficient to cover the requested transaction(s), the Medallion signature guarantee will be rejected.

Signature guarantees that are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable. Shareholders may contact their financial advisor or the Fund toll-free at 1-800-MAINSTAY (1-800-624-6782) for further details.

Determining the Fund's Share Prices (NAV) and the Valuation of Securities

The Fund generally calculates the share price of the Fund (also known as its net asset value, or NAV) at the close of regular trading on the New York Stock Exchange (usually 4:00 pm eastern time) every day the Exchange is open. The value of the Fund's investments is based on current market prices. The trading hours for most foreign securities end prior to the close of the New York Stock Exchange, the time the Fund's NAV is calculated. The occurrence of certain events after the close of foreign markets, but prior to the close of the U.S. market (such as a significant surge or decline in the U.S. market) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, the Fund may value foreign securities at fair value, taking into account such events, when it calculates its NAV. Similarly, the Fund may value illiquid securities or securities for which market quotations are not available at fair value. All fair value determinations are made in good faith by the Fund's Valuation Committee in accordance with written procedures adopted by the Board of the Fund. In addition, portfolio securities that are primarily listed on foreign exchanges may trade on weekends or other days when the Fund does not price its shares. The NAV of the Fund's shares may change on days when shareholders will not be able to purchase or redeem shares.

FUND EARNINGS

Dividends and Interest

Most funds earn either dividends from stocks, interest from bonds and other securities, or both. A mutual fund, however, always pays this income to you as "dividends." The dividends paid by the Fund will vary based on the income from its investments and the expenses incurred by the Fund.

When the Fund Pays Dividends

The Fund declares and distributes any dividends at least once a year.

Dividends are normally paid on the first business day of each month after a dividend is declared.

Capital Gains

The Fund earns capital gains when it sells securities at a profit.

When the Fund Pays Capital Gains

The Fund will normally distribute any capital gains to shareholders in December.

                                                               SHAREHOLDER GUIDE

---------------------------

MSS reserves the right to automatically reinvest dividend distributions of less than $10.00.

---------------------------

If you prefer to reinvest dividends and/or capital gains in another MainStay Fund, you must first establish an account in that class of shares of the Fund. There is no sales charge on shares purchased through automatic reinvestment of dividends or capital gains.

---------------------------
SEEK PROFESSIONAL ASSISTANCE. Your investment professional can help you keep your investment goals coordinated with your tax considerations. But for tax counsel, always rely on your tax adviser. For additional information on federal, state and local taxation, see the Statement of Additional Information.

How to Take Your Earnings
You may receive your portion of MainStay Fund earnings in one of seven ways. You can make your choice at the time of application, and change it as often as you like by notifying your financial advisor or the Fund directly. The seven choices are:

1. Reinvest dividends and capital gains in:

   - the Fund; or

   - another MainStay Fund of your choice (other than a Fund that is closed, either to new investors or to new share purchases).
2. Take the dividends in cash and reinvest the capital gains in the Fund.
3. Take the capital gains in cash and reinvest the dividends in the Fund.

4. Take a percentage of dividends or capital gains in cash and reinvest the remainder in the Fund.

5. Take dividends and capital gains in cash.

6. Reinvest all or a percentage of the capital gains in another MainStay Fund (other than a Fund that is closed, either to new investors or to new share purchases) and reinvest the dividends in the Fund.

7. Reinvest all or a percentage of the dividends in another MainStay Fund (other than a Fund that is closed, either to new investors or to new share purchases) and reinvest the capital gains in the Fund.

If you do not make one of these choices on your application, your earnings will be automatically reinvested in the same class of shares of the Fund.

UNDERSTAND THE TAX CONSEQUENCES

Most of Your Earnings are Taxable

Virtually all of the dividends and capital gains distributions you receive from the Fund are taxable, whether you take them as cash or automatically reinvest them. The Fund's realized earnings are taxed based on the length of time the Fund holds its investments, regardless of how long you hold Fund shares. If the Fund realizes long-term capital gains, the earnings distributions are taxed as long-term capital gains; earnings from short-term capital gains and income generated on debt investments and other sources are generally taxed as ordinary income upon distribution. Earnings generated by interest received on fixed income securities generally will be a result of income generated on debt investments and will be taxable as ordinary income.

MSS will mail your tax report each year by January 31. This report will tell you which dividends and redemption proceeds should be treated as taxable ordinary income, which, if any, as tax-exempt income, and which, if any, as long-term capital gains.

The Fund may be required to withhold U.S. Federal income tax at the rate of 28% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Such withholding is not an additional tax and any amounts withheld may be credited against your U.S. Federal income tax liability.

Exchanges

An exchange of shares of one MainStay Fund for shares of another will be treated as a sale of shares of the first MainStay Fund and a purchase of shares of the second MainStay Fund. Any gain on the transaction may be subject to taxation.

---------------------------

BUY AFTER THE DIVIDEND PAYMENT.Avoid buying shares shortly before a dividend payment. Part of your investment may be returned in the form of a dividend, which may be taxable.

---------------------------

DO NOT OVERLOOK SALES CHARGES. The amount you pay in sales charges reduces gains and increases losses for tax purposes.

KNOW WITH WHOM YOU'RE INVESTING

WHO RUNS THE FUND'S DAY-TO-DAY BUSINESS?

New York Life Investment Management LLC ("NYLIM" or the "Manager"), 169 Lackawanna Avenue, Parsippany, New Jersey 07054, serves as the Fund's Manager. In conformity with the stated policies of the Fund, NYLIM administers the Fund's business affairs and manages the investment operations of the Fund and the composition of the portfolio of the Fund, subject to the supervision of the Board of Directors of Eclipse Funds. The Manager commenced operations in April 2000 and is an independently managed, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"). The Manager provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund.

The Manager pays the salaries and expenses of all personnel affiliated with the Fund, and all operational expenses that are not the responsibility of the Fund. Pursuant to a management contract with the Fund, the Manager is entitled to receive fees from the Fund, accrued daily and paid monthly.

The Manager will receive an aggregate fee for services performed of 0.60% of the Fund's average daily net assets.

The Manager is not responsible for records maintained by the Fund's Custodian, Transfer Agent, or Dividend Disbursing and Shareholder Servicing Agent, except to the extent expressly provided in the Management Agreement between the Manager and the Fund.

WHO MANAGES YOUR MONEY?


NYLIM serves as manager of the assets of the Fund. NYLIM commenced operation in April 2000 and is a Delaware limited liability company. As of February 29, 2004, NYLIM and its affiliates managed over $183.4 billion in assets.


PORTFOLIO MANAGER: BIOGRAPHY

ANTHONY MALLOY Mr. Malloy has been an employee of NYLIM since March 1999 and is a Managing Director. He is responsible for the management of NYLIM's leveraged loan business. Prior to joining NYLIM, Mr. Malloy spent five years at J.P. Morgan as Vice President in the Debt Capital Markets group and as a Vice President and senior relationship manager in the Loan Capital Markets group. Earlier in his career, Mr. Malloy was the Head of Risk Management in the Derivatives group at The Toronto-Dominion Bank. Mr. Malloy received a BA in English and Economics from Middlebury College and a MBA in Finance from New York University.

ROBERT DIAL Mr. Dial joined NYLIM in 2001 and is responsible for leveraged loan investments. Mr. Dial is a Director. Prior to joining NYLIM, Mr. Dial was a Director in the Acquisition Finance Group at Fleet Securities where he was responsible for originating, structuring and distributing non-investment grade financings. Previously, he worked in leveraged finance capacities at Credit Lyonnais and at Chase Manhattan, where he completed the bank's formal credit training program. Mr. Dial earned a BA from Yale University and an MBA from the University of Chicago.

RELATED PERFORMANCE

The table below is designed to show you how a similar private investment portfolio managed by NYLIM has performed over the past five years.

This historical total return performance information is for an investment program NYLIM employs in managing a private investment portfolio (the "Loan Portfolio") that has substantially similar investment objectives, policies and strategies to those of the Fund. The Portfolio Manager and the team primarily responsible for managing the investment portfolio of the Fund also are primarily responsible for managing the Loan Portfolio. This performance information does not represent the investment performance of the Fund. The information is provided to illustrate the experience and historic investment results obtained by a similar investment program. It should not be viewed as indicative of the future investment performance of the Fund. While the investment objectives, policies and strategies of the Fund and the Loan Portfolio are substantially similar, they are not identical and the performance of the Fund and the Loan Portfolio will vary. The Loan Portfolio is not a registered investment company under the Investment Company Act of 1940 (the "Act) or a regulated investment company under the Internal Revenue Code of 1986 (the "Code"), and thus is not subject to any restrictions imposed under the Act or the Code. If the Act or the Code had been applicable, performance results may have been adversely affected. In addition, the Loan Portfolio is fully invested and does not maintain significant cash positions in order to meet redemption requests. If the Loan Portfolio had maintained cash positions similar to those the Fund is expected to hold, returns may have been lower. The Fund will also be subject to operating expenses that are higher than that of the Loan Portfolio. As such, were comparable operating expenses of the Fund charged to the Loan Portfolio, performance would have been lower. Prospective investors should carefully read the accompanying notes.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE INVESTMENT RESULTS.

TOTAL RETURNS(1) (as of December 31, 2003)


                                 BANK LOAN PORTFOLIO RETURN(1)
                                       NET OF FEES AND                  CSFB LEVERAGED LOAN
  YEAR                  GROSS OF FEES 3% SALES CHARGE(2) NET OF FEES(3)   INDEX RETURN(4)
  1 year                    6.44%            2.19%            5.36%           11.01%

  3 years                   5.05%            2.93%            3.97%            4.84%
  5 years                   5.21%            3.51%            4.13%            4.83%

  Since Inception(5)        5.68%            4.08%            4.60%            4.91%


1 Bank Loan Portfolio investment results reflect the performance of the leveraged loan portion of the general accounts ("Bank Loan Portfolio") of the New York Life Insurance Company. Leveraged Loans are defined as senior secured floating rate debt rated Ba1 or lower by Moody's and BB+ or lower by Standard & Poor's (or, if unrated, believed by NYLIM to be of comparable quality). From inception in 1998 through March 2000, the Bank Loan Portfolio was managed by New York Life's investment management division, which thereafter became part of NYLIM. The current management team commenced management of the Bank Loan Portfolio in 1999. NYLIM's management of the Bank Loan Portfolio and ability to act with full discretion may have been impacted over the periods shown by factors specific to management of insurance company assets, including, but not limited to, tax-motivated transactions, cash allocations, statutory restrictions, and insurance company objectives and policies. The Related Performance figures were calculated using the Modified Dietz Method, which is one of the presentation standards recommended by the Association for Investment Management and Research. This method differs from the standardized SEC method.

2 These figures were calculated based on the estimated total fees and expenses of the Class A shares of the Fund of 1.08% as if they applied to the Bank Loan Portfolio. They also include a sales charge of 3.00%.


3 These figures were calculated based on the estimated total fees and expenses of the Class A shares of the Fund of 1.08% as if they applied to the Bank Loan Portfolio. They do not include a sales charge.


4 The CSFB Leveraged Loan Index is designed to mirror the investable universe of the $U.S.-denominated leveraged loan market. Only funded term loans are included, and the tenor must be at least one year.



5 January 1, 1998.

[MAINSTAY LOGO]


[RECYCLE LOGO]

No dealer, salesman or any other person is authorized to give any information or to make any representations other than those contained in this Prospectus and in the related Statement of Additional Information, in connection with the offer contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus and the related Statement of Additional Information do not constitute an offer by the Fund or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
Provides more details about the Fund. The current SAI is incorporated by reference into the Prospectus and has been filed with the SEC.


ANNUAL/SEMIANNUAL REPORTS


Provide additional information about the Funds' investments and include discussions of market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal period.


TO OBTAIN INFORMATION:

More information about the Fund, including the SAI and the Annual/Semiannual Reports, is available, without charge, upon request. To obtain information, or for shareholder inquiries, call toll-free 1-800-MAINSTAY (1-800-624-6782) or visit our website at www.mainstayfunds.com, or write to NYLIFE Distributors LLC, attn: MainStay Marketing Dept., 169 Lackawanna Avenue, Parsippany, New Jersey 07054.


You can also review and copy information about the Fund (including the SAI) by visiting the SEC's Public Reference Room in Washington, D.C. (phone 1-202-942-8090). This information is also available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained by paying a duplicating fee and sending an email to publicinfo@sec.gov or writing the SEC's Public Reference Section, Washington, D.C. 20549-0120.

NYLIFE DISTRIBUTORS LLC
169 Lackawanna Avenue
Parsippany, New Jersey 07054
NYLIFE Distributors LLC is the Distributor of the MainStay Funds

Eclipse Funds Inc.
SEC File Number: 811-06175

For more information call 1-800-MAINSTAY (1-800-624-6782) or visit our website at www.mainstayfunds.com


                                                                    MSFR01-04/04

                               ECLIPSE FUNDS INC.

                                  ECLIPSE FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION

                                       FOR

                           CLASS A, CLASS B, CLASS C,
                     CLASS I, CLASS R1, AND CLASS R2 SHARES

               169 LACKAWANNA AVENUE, PARSIPPANY, NEW JERSEY 07054


                                 APRIL 15, 2004



          Although not a prospectus, this Statement of Additional Information (the "SAI") supplements the information contained in the prospectus dated April 15, 2004, for the Class A, Class B, Class C and Class I shares of the MainStay Floating Rate Fund and the prospectus dated March 1, 2004 of the Class A, Class B, Class C, Class I, Class R1 and Class R2 shares of the separate investment series (collectively, the "Funds" or "MainStay Funds"), of Eclipse Funds Inc., a Maryland corporation (the "Company") and Eclipse Funds, a Massachusetts business trust (the "Trust"), as amended or supplemented from time to time (collectively, the "Prospectus"). This SAI is incorporated by reference in and is made a part of the Prospectus, and should be read in conjunction with the Prospectus. The Prospectus is available without charge by writing to MainStay Funds, 169 Lackawanna Avenue, Parsippany, New Jersey 07054, or by calling toll free 1-800-MAINSTAY (1-800-624-6782).


         No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in this SAI or in the Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Company, the Trust or NYLIFE Distributors LLC (the "Distributor"). This SAI and the Prospectus do not constitute an offer by the Company, the Trust or the Distributor to sell, or a solicitation of any offer to buy, any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

         Shareholder inquiries should be made by writing directly to MainStay Funds, 169 Lackawanna Avenue, Parsippany, New Jersey 07054, or by calling toll free 1-800-MAINSTAY (1-800-624-6782). In addition, you can make inquiries through your registered representative.

         The financial statements of each of the Company and the Trust, including the Financial Highlights for the fiscal year ended 2003 as presented in the 2003 Annual Report to Shareholders and the Report to Shareholders thereon KPMG LLP, independent accountants, appearing therein are incorporated by reference into this SAI.

                                TABLE OF CONTENTS

                                                                                                                          Page
                                                                                                                          ----
MAINSTAY FUNDS.........................................................................................................
     Eclipse Funds Inc.................................................................................................
     Eclipse Funds.....................................................................................................
     The Manager and Subadvisor........................................................................................
ADDITIONAL INFORMATION ABOUT THE FUNDS.................................................................................
     MainStay All Cap Growth Fund......................................................................................
     MainStay S&P 500 Index Fund.......................................................................................
     MainStay Mid Cap Core Fund........................................................................................
     MainStay Mid Cap Opportunity Fund.................................................................................
     MainStay Small Cap Opportunity Fund...............................................................................
     MainStay All Cap Value Fund.......................................................................................
     MainStay Intermediate Term Bond Fund..............................................................................
     MainStay Indexed Bond Fund........................................................................................
     MainStay Cash Reserves Fund.......................................................................................
     MainStay Short Term Bond Fund.....................................................................................
     MainStay Asset Manager Fund.......................................................................................
     MainStay Balanced Fund............................................................................................
     MainStay Floating Rate Fund......................................................................................
INVESTMENT PRACTICES, INSTRUMENTS AND RISKS COMMON TO MULTIPLE FUNDS...................................................
     Depositary Receipts...............................................................................................
     Arbitrage.........................................................................................................
     Borrowing.........................................................................................................
     Commercial Paper..................................................................................................
     Temporary Defensive Position; Cash Equivalents....................................................................
     Repurchase Agreements.............................................................................................
     Reverse Repurchase Agreements.....................................................................................
     U.S.Government Securities.........................................................................................
     Standard & Poor's Depositary Receipts ("SPDRs")...................................................................
     Stripped Corpus Interests in U.S.Treasury Securities..............................................................
     Corporate Debt and Corporate Fixed Income Securities..............................................................
     Lending of Portfolio Securities...................................................................................
     Illiquid Securities...............................................................................................
     Floating Rate Loans...............................................................................................
     Restricted Securities.............................................................................................
     Securities of Other Investment Companies..........................................................................
     Municipal Securities..............................................................................................
     Bank Obligations..................................................................................................
     Floating and Variable Rate Securities.............................................................................
     Foreign Securities................................................................................................
     Exchange Traded Funds.............................................................................................
     Foreign Currency Transactions.....................................................................................
     Foreign Government and Supranational Entity Securities............................................................
     Foreign Index-Linked Instruments..................................................................................
     Firm or Standby Commitments.......................................................................................
     When-Issued Securities............................................................................................

     Mortgage-Related and Other Asset-Backed Securities................................................................
     Mortgage Dollar Rolls.............................................................................................
     Brady Bonds.......................................................................................................
     Loan Participation Interests......................................................................................
     Real Estate Investment Trusts ("REITs")...........................................................................
     Risk Management Techniques........................................................................................
     Options on Foreign Currencies.....................................................................................
     Futures Transactions..............................................................................................
     Swap Agreements...................................................................................................
     Warrants..........................................................................................................
     Short Sales Against the Box.......................................................................................
     Risks Associated with Debt Securities.............................................................................
     Zero Coupon Bonds.................................................................................................
FUNDAMENTAL INVESTMENT RESTRICTIONS....................................................................................
     Applicable to the Company.........................................................................................
     Applicable to the Trust...........................................................................................
NON-FUNDAMENTAL INVESTMENT RESTRICTIONS................................................................................
     Applicable to the Company.........................................................................................
     Applicable to the Trust...........................................................................................
     Non-Fundamental Investment Policies Related to Fund Names.........................................................
BOARD MEMBERS AND OFFICERS.............................................................................................
     Board Members.....................................................................................................
     Compensation......................................................................................................
     Code of Ethics....................................................................................................
THE MANAGER, THE SUBADVISOR AND THE DISTRIBUTOR........................................................................
     Management Agreement..............................................................................................
     Sub-Advisory Agreement............................................................................................
     Distribution Agreement............................................................................................
     Distribution Plans................................................................................................
     Shareholder Services Plan; Service Fees...........................................................................
PURCHASES AND REDEMPTIONS..............................................................................................
PROXY VOTING POLICIES AND PROCEDURES...................................................................................
PORTFOLIO TRANSACTIONS AND BROKERAGE...................................................................................
PURCHASE, REDEMPTION, EXCHANGES AND REPURCHASE.........................................................................
How to Purchase Shares of the Funds....................................................................................
     General Information...............................................................................................
     By Mail...........................................................................................................
     By Telephone......................................................................................................
     By Wire...........................................................................................................
     Additional Investments............................................................................................
     Systematic Investments............................................................................................
     Other Information.................................................................................................
Alternative Sales Arrangements.........................................................................................
     Initial Sales Charge Alternative Class A Shares...................................................................
     Purchases At Net Asset Value......................................................................................
     Reduced Sales Charges On Class A Shares...........................................................................
     Special Incentive Compensation Arrangements.......................................................................
     Letter Of Intent (LOI)............................................................................................
     Contingent Deferred Sales Charge, Class A.........................................................................
     Contingent Deferred Sales Charge, Class B.........................................................................
     Contingent Deferred Sales Charge, Class C.........................................................................
Redemption Fee.........................................................................................................

NET ASSET VALUE........................................................................................................
     How Portfolio Securities are Valued...............................................................................
TAX INFORMATION........................................................................................................
CHARACTER OF DISTRIBUTIONS TO SHAREHOLDERS.............................................................................
PERFORMANCE INFORMATION................................................................................................
OTHER INFORMATION......................................................................................................
     Capitalization....................................................................................................
     Effective Maturity................................................................................................
     Control Persons and Beneficial Share Ownership of the Funds.......................................................
     Independent Accountants...........................................................................................
     Legal Counsel.....................................................................................................
     Transfer Agent....................................................................................................
     Custodian.........................................................................................................
     Registration Statement............................................................................................
APPENDIX A.............................................................................................................

ECLIPSE FUNDS INC. (the "Company")

         The Company was incorporated in Maryland on September 21, 1990, and is an open-end, management investment company (or mutual fund). The authorized capital stock of the Company consists of 25 billion shares of common stock, with a par value of $0.01 per share. The Board of Directors of the Company is authorized, without shareholder approval, to divide the Company's shares into separate portfolios (also sometimes referred to as "classes" or "series" of shares), subject to the requirements of the Investment Company Act of 1940, as amended (the "1940 Act").

         Shares of the Company are currently offered in ten separate portfolios:
MainStay All Cap Growth Fund, MainStay S&P 500 Index Fund, MainStay Mid Cap Core Fund, MainStay All Cap Value Fund, MainStay Intermediate Term Bond Fund, MainStay Indexed Bond Fund, MainStay Cash Reserves Fund, MainStay Short Term Bond Fund, MainStay Asset Manager Fund and MainStay Floating Rate Fund. Each of the Funds, except for the MainStay Floating Rate Fund, is diversified.


ECLIPSE FUNDS (the "Trust")

         The Trust was established in Massachusetts by an Agreement and Declaration of Trust dated July 30, 1986, as amended, and is an open-end, management investment company. The Trust has an unlimited authorized number of shares of beneficial interest which may, without shareholder approval, be divided into any number of portfolios of shares, subject to the requirements of the 1940 Act.

         Shares of the Trust are currently offered in three separate portfolios:
MainStay Mid Cap Opportunity Fund, MainStay Small Cap Opportunity Fund and MainStay Balanced Fund. Each of the Funds is diversified.

         EFFECTIVE JANUARY 1, 2004, EACH SERIES OF ECLIPSE FUNDS INC. AND ECLIPSE FUNDS WERE RE-BRANDED AS "MAINSTAY."

         The Company and the Trust may be collectively referred to as "MainStay Funds" or the "MainStay Family of Funds." Each series of the Company and the Trust may be individually referred to as a "Fund" and collectively as the "Funds." The Board of Directors of the Company may be referred to as the "Directors" and the Board of Trustees of the Trust may be referred to as the "Trustees." The Directors and the Trustees may be collectively referred to as the "Board" or the "Board Members."

THE MANAGER AND SUBADVISOR

         New York Life Investment Management LLC ("NYLIM" or the "Manager") serves as the investment adviser to the Funds and has entered into Sub-Advisory Agreements with MacKay Shields LLC ("MacKay Shields" or the "Subadvisor") with respect to the following portfolios: MainStay All Cap Growth Fund, MainStay All Cap Value Fund, MainStay Intermediate Term Bond Fund, and MainStay Short Term Bond Fund.

                     ADDITIONAL INFORMATION ABOUT THE FUNDS

         The Prospectus discusses the investment objectives, strategies, risks, and expenses of the Funds. This section contains supplemental information concerning certain securities and other instruments in which the Funds may invest, the investment policies and portfolio strategies that the Funds may utilize, and certain risks involved with those investment policies and strategies. Subject to the limitations set forth herein and in the Funds' Prospectus, the Manager or the Subadvisor may, in its discretion, at any time, employ such practice, technique or instrument for one or more Funds but not for all of the Funds. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible, or effective for their intended purposes in all markets. Certain practices, techniques, or instruments may not be principal activities of a Fund but, to the extent employed, could from time to time have a material impact on that Fund's performance.

MAINSTAY ALL CAP GROWTH FUND

         Effective January 1, 2004, the Growth Equity Fund changed its name to the All Cap Growth Fund.

         The MainStay All Cap Growth Fund normally invests at least 80% of its assets in equity securities. The Fund normally invests in securities with growth characteristics across the entire range of market capitalizations as described by the Russell 3000(R) Growth Index.

         The Fund may invest in common stocks, nonconvertible preferred stocks, securities convertible into or exchangeable for common stocks (e.g., convertible preferred stocks and convertible debentures) and warrants. Convertible preferred stocks and debentures must be rated when purchased Baa or better by Moody's Investors Service Inc. ("Moody's") or BBB or better by Standard & Poor's ("S&P" or "Standard & Poor's"), or if unrated, considered by the Subadvisor to be of comparable quality.

         The Fund may also invest in options on common stocks and stock indices, futures contracts and related options, stocks represented by American Depositary Receipts ("ADRs") or European Depositary Receipts ("EDRs"), foreign equity securities, obligations issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or by any of the states, cash equivalents, or cash.

         The Fund may enter into foreign currency exchange transactions using currencies, options, futures or options on futures, or forward contracts to help protect against foreign currency exchange risks involving foreign securities the Fund owns or plans to own. Use of these contracts does, however, involve risks. See "Risk Management Techniques" and related sections in this SAI.

         Although it is not the Fund's policy generally to invest or trade for short term profits, portfolio securities may be disposed of without regard to the length of time held whenever the Subadvisor is of the opinion that a security no longer has an appropriate appreciation potential or has reached its anticipated level of performance, or when another security appears to offer relatively greater appreciation potential or a relatively greater anticipated level of performance.

MAINSTAY S&P 500 Index Fund

         Effective January 1, 2004, the Indexed Equity Fund changed its name to the S&P 500 Index Fund.

         In addition to the investments discussed in the Prospectus, the MainStay S&P 500 Index Fund may invest up to 20% of total assets in options and futures contracts to maintain cash reserves while being fully invested, to facilitate trading or to reduce transaction costs. The Fund may also invest up to 10% of its total assets in index swap agreements.

MAINSTAY MID CAP CORE FUND

         The MainStay Mid Cap Core Fund normally invests at least 80% of its assets in companies with market capitalizations at the time of investment similar to the market capitalization of those companies in the Russell Midcap(R) Index, and invests primarily in the common stocks of U.S. companies. The Manager seeks those mid-cap companies that it believes will outperform the average of the mid-cap universe.

         The Manager uses a quantitative management approach that ranks stocks based on a proprietary model. The model focuses on value, earnings, and behavioral characteristics in the market. The Manager ranks companies in the mid-cap universe and then generally invests in those companies ranked in the top 50% of the universe. The Manager ranks stocks based on the financial strength of the issuer and the potential for strong, long-term earnings growth. This approach seeks to overweight those mid-cap stocks that the Manager believes will outperform the mid-cap universe as a whole. Stocks are generally sold when they are no longer ranked in the top half of the ranking by the proprietary model.

MAINSTAY MID CAP OPPORTUNITY FUND

         Effective January 1, 2004, the Mid Cap Value Fund changed its name to the Mid Cap Opportunity Fund.

         The MainStay Mid Cap Opportunity Fund invests at least 80% of its assets in common and preferred stock of companies with market capitalizations that, at the time of investment, are similar to the companies in the Russell Midcap(R) Index, the S&P Midcap 400(R) Index, or a universe selected from the smallest 800 companies of the largest 1,000 companies ranked by market capitalization. The Fund invests primarily in mid-capitalization stocks that the Manager, determines are value stocks. "Value" stocks are stocks that the Manager determines: (1) have strong or improving fundamental characteristics (including margins, working capital, leverage, cash flow, returns on equity and assets); and (2) have been overlooked by the marketplace so that they are undervalued or "cheap" relative to the rest of the equity market. In selecting stocks, the Manager applies quantitative and statistical methods to analyze the relative quality and value of the stocks:

         - In selecting stocks, the Manager analyzes financial and operating data for several thousand companies on a weekly basis, searching for companies with improving operating characteristics but that are still cheap or inexpensive relative to the rest of the equity market. The Manager evaluates how company operations have performed over time and how they have performed compared to other companies (both competitors and companies in other industries).

         - To avoid concentration in a specific industry, which increases risk, the Manager invests a maximum of 4% of the Fund's net assets in any one company and less than 25% in any one industry, and it consistently re-balances its investments.

         - Under normal conditions, the Manager keeps the Fund fully invested rather than taking temporary cash positions.

         - The Manager does not attempt to time the market or to hedge returns.

         - The Manager avoids initial public offerings because the companies' often brief operating histories do not provide sufficient data to adequately evaluate their operating trends under the Manager's proprietary analytical methods.

         - The Manager does not visit companies; it relies on statistical analysis of the companies' financial statements.

         - The Manager does not project earnings or use earnings forecast data of either the companies or of Wall Street analysts. Only historical, publicly available annual and quarterly financial statistical data are used in the analysis.

         -        The Manager does not use options or futures.

         - The Manager will sell a stock if its price objective has been met, if better opportunities are identified, or if it determines the initial investment expectations are not being met.

MAINSTAY SMALL CAP OPPORTUNITY FUND

         Effective January 1, 2004, the Small Cap Value Fund changed its name to the Small Cap Opportunity Fund.

         The MainStay Small Cap Opportunity Fund invests primarily in small-capitalization stocks that the Manager, determines are value stocks. "Value" stocks are stocks that the Manager determines (1) have strong or improving fundamental characteristics (including margins, working capital, leverage, cash flow, returns on equity and assets) and (2) have been overlooked by the marketplace so that they are undervalued or "cheap" relative to the rest of the equity market. The Manager seeks relatively low portfolio turnover. In selecting stocks, the Manager applies quantitative and statistical methods to analyze the relative quality and price of the stocks.

         In selecting the issues to be placed in the Fund, approximately equal weight will be given to estimated relative intrinsic value, expected future earnings growth, and current and expected dividend income; therefore, the Fund's portfolio will exhibit characteristics of a total return, value (i.e., seeking high net asset values relative to market price), growth and income fund. Estimated relative intrinsic value is a ranking of the ratio of the market value to economic book value. The economic book value, or intrinsic value, is a valuation concept that attempts to adjust historical financial data to reflect true economic worth.

         Under normal market conditions, the Fund will invest primarily in equity securities of North American businesses listed on the major exchanges or traded in the over-the-counter market. In general, the companies whose shares are to be purchased will sell at a total common stock market capitalization (price per common share multiplied by the shares outstanding) less than the average total market capitalization of those stocks in the S&P 500(R) Index. The securities of smaller capitalization companies often involve significantly greater risks than the securities of larger, better-known companies. The securities of smaller capitalization companies may be thinly traded and may be subject to greater price volatility than the market as a whole. In addition, smaller capitalization companies are generally more adversely affected by increased competition, and are subject to a greater risk of bankruptcy, than larger companies. Although at times the Fund may have all of its assets invested in smaller capitalization companies, such a policy shall not prohibit the Fund from investing in larger capitalization companies if the Manager believes such companies have intrinsic value, growth and income potential superior to that available from smaller capitalization companies.

MAINSTAY ALL CAP VALUE FUND

         Effective January 1, 2004, the Value Equity Fund changed its name to the All Cap Value Fund.

         The MainStay All Cap Value Fund intends to purchase those securities which it believes to be undervalued in the market relative to comparable securities. In assessing whether a stock is undervalued, the Subadvisor considers, among other factors, a company's financial strength and earnings predictability. The Fund may provide some protection on the downside through its investment in companies whose current stock prices reflect, in the Subadvisor's opinion, either unwarranted pessimism or unrecognized value.

         Equity securities in which the Fund may invest include common stocks and securities that can be exchanged for or converted into common stocks (e.g., convertible preferred stocks and convertible debentures), nonconvertible preferred stocks and warrants.

The Fund normally invests in equity securities with value characteristics across the entire range of market capitalizations as described by the Russell 3000(R) Value Index. The Fund normally invests at least 80% of its assets in equity securities.

         The Fund may also invest up to 35% of its total assets in options on common stocks and stock indices, stocks represented by ADRs or EDRs, foreign equity securities, zero coupon bonds, obligations issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or by any of the states, cash equivalents or cash.

         The convertible preferred stocks, debentures and zero coupon bonds in which the Fund may invest, when purchased, must be, rated Baa or better by Moody's or BBB or better by Standard & Poor's; or unrated but determined by the Subadvisor to be of comparable quality.

         The Fund may also invest in stock index futures contracts and related options to protect against changes in stock prices.

         The Fund may participate in foreign currency exchange transactions using currencies, options, futures or options on futures, or forward contracts to help protect against foreign currency exchange risks involving foreign securities the Fund owns or plans to own.

MAINSTAY INTERMEDIATE TERM BOND FUND

         Effective January 1, 2004, the Bond Fund changed its name to the Intermediate Term Bond Fund.

         In addition to the investments discussed in the Prospectus, the MainStay Intermediate Term Bond Fund may invest up to 20% of total assets in securities denominated in foreign currencies. To the extent possible, the Fund will attempt to protect these investments against risks stemming from differences in foreign exchange rates.

         The Fund may enter into foreign currency exchange transactions using currencies, options, futures or options on futures, or forward contracts to protect against foreign exchange risks involving securities the Fund owns or plans to own.

         The Fund may also invest in interest rate and bond index futures contracts, options on these contracts, and options on debt securities.

         The Subadvisor will alter the average maturity of the portfolio in accordance with its research and other methods.

MAINSTAY INDEXED BOND FUND

         The MainStay Indexed Bond Fund invests primarily in a representative sample of the securities in the Salomon Brothers Broad Investment Grade Bond Index (the "BIG Index"). Bonds are selected for inclusion in the Fund's portfolio based on credit quality, sector, maturity, coupon, current yield, yield to maturity, duration, and convexity. The Manager believes the indexing approach is an effective method of simulating percentage changes in the BIG Index. It is a reasonable expectation that there will be a close correlation between the Fund's performance and that of the BIG Index in both rising and falling markets.

         The Fund may invest up to 20% of total assets in bond and interest rate index options and futures and options on these futures to maintain cash reserves while fully invested, to facilitate trading, or reduce transaction costs.

         The Manager may effect certain portfolio transactions involving when-issued, delayed delivery and other types of securities that may have the effect of increasing nominal portfolio turnover of the Fund.

MAINSTAY CASH RESERVES FUND

         Effective January 1, 2004, the Money Market Fund changed its name to the Cash Reserves Fund.

         The MainStay Cash Reserves Fund may invest its assets in U.S. dollar-denominated securities of U.S. or foreign issuers and in securities of foreign branches of U.S. banks, such as negotiable certificates of deposit (Eurodollars). Since the Fund's portfolio may contain such securities, an investment therein involves investment risks that are different in some respects from an investment in a fund which invests only in debt obligations of U.S. domestic issuers. Such risks may include future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on the securities held in the portfolio, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of the principal of and interest on securities in the portfolio.

         All of the assets of the Fund generally will be invested in obligations which mature in 397 days or less and substantially all of these investments will be held to maturity; however, securities collateralizing repurchase agreements may have maturities in excess of 397 days. The Fund will, to the extent feasible, make portfolio investments primarily in anticipation of or in response to changing economic and money market conditions and trends. The dollar-weighted average maturity of the Fund's portfolio may not exceed 90 days.

         Consistent with the provisions of Rule 2a-7 under the 1940 Act ("Rule 2a-7"), the Fund invests only in U.S. dollar-denominated money market instruments that present minimal credit risk and, with respect to 95% of its total assets, measured at the time of investment, that are of the highest quality. The Manager shall determine whether a security presents minimal credit risk under procedures adopted by the Board of Directors. A money market instrument will be considered to be of the highest quality (1) if rated in the highest rating category (i.e., Aaa or Prime-1 by Moody's, AAA or A-1 by S&P) (i) by any two nationally recognized statistical rating organizations ("NRSROs") or,
(ii) if rated by only one NRSRO, by that NRSRO; (2) if issued by an issuer that has received a short term rating from an NRSRO with respect to a class of debt obligations that is comparable in priority and security, and that are rated in the highest rating category (i) by any two NRSROs or, (ii) if rated by only one NRSRO, by that NRSRO; (3) an unrated security that is of comparable quality to a security in the highest rating category as determined by the Manager; (4) (i) with respect to a security that is subject to any features that entitle the holder, under certain circumstances, to receive the approximate amortized cost of the underlying security or securities plus accrued interest ("Demand Feature") or an obligation of a person other than the issuer of the security, under certain circumstances, to undertake to pay the principal amount of the underlying security plus interest ("Guarantee Obligation"), the Guarantee Obligation has received a rating from an NRSRO or the

Guarantee Obligation is issued by a guarantor that has received a rating from an NRSRO with respect to a class of debt obligations that is comparable in priority and security to the Guarantee Obligation, with certain exceptions, and (ii) the issuer of the Demand Feature or Guarantee Obligation, or another institution, has undertaken promptly to notify the holder of the security in the event that the Demand Feature or Guarantee Obligation is substituted with another Demand Feature or Guarantee Obligation; (5) if it is a security issued by a money market fund registered with the Securities and Exchange Commission ("SEC") under the 1940 Act; or (6) if it is a government security as defined in Rule 2a-7. With respect to 5% of its total assets, measured at the time of investment, the Fund may also invest in money market instruments that are in the second-highest rating category for short-term debt obligations (i.e., rated Aa or Prime-2 by Moody's or AA or A-2 by S&P).

         The Fund may not invest more than 5% of its total assets, measured at the time of investment, in securities of any one issuer that are in the highest rating category, except that the Fund may exceed this 5% limitation with respect to 25% of its total assets for up to three business days after the purchase of "First Tier" securities of any one issuer and except that this limitation shall not apply to U.S. government securities or securities subject to certain Guarantee Obligations. Immediately after the acquisition of any Demand Feature or Guarantee Obligation, the Fund, with respect to 75% of its total assets, shall not have invested more than 10% of its assets in securities issued by or subject to Demand Features or Guarantee Obligations from the institution that issued the Demand Feature or Guarantee Obligation, with certain exceptions. In addition, immediately after the acquisition of any Demand Feature or Guarantee Obligation (or a security after giving effect to the Demand Feature or Guarantee Obligation) that is not within the highest rating category by NRSROs, the Fund shall not have invested more than 5% of its total assets in securities issued by or subject to Demand Features or Guarantee Obligations from the institution that issued the Demand Feature or Guarantee Obligation. The Fund may invest up to 5% of its total assets in securities that were "Second Tier" when acquired. The Fund may not invest more than the greater of 1% of its total assets or $1 million, measured at the time of investment, in "Second Tier" securities of any one issuer, except that this limitation shall not apply to U.S. government securities or securities subject to certain Guarantees. In the event that an instrument acquired by the Fund is downgraded or otherwise ceases to be of the quality that is eligible for the Fund, NYLIM, under procedures approved by the Board, shall promptly reassess whether such security presents minimal credit risk and shall recommend to the Valuation Committee of the Board (the "Valuation Committee") that the Fund take such action as it determines is in the best interest of the Fund and its shareholders. The Valuation Committee, after consideration of the recommendation of the Manager and such other information as it deems appropriate, shall cause the Fund to take such action as it deems appropriate, and shall report promptly to the Board the action it has taken and the reasons for such action.

         Pursuant to Rule 2a-7, the Fund uses the amortized cost method of valuing its investments, which facilitates the maintenance of the Fund's NAV per share at $1.00. The amortized cost method, which is normally used to value all of the Fund's portfolio securities, involves initially valuing a security at its cost and thereafter amortizing to maturity any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

         The Board has also established procedures designed to stabilize, to the extent reasonably possible, the Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Fund's portfolio by the Board, at such intervals as they deem appropriate, to determine whether the Fund's net asset value calculated by using available market quotations or market equivalents (the determination of value by reference to interest rate levels, quotations of comparable securities and other factors) deviates from $1.00 per share based on amortized cost.

         The extent of deviation between the Fund's NAV based upon available market quotations or market equivalents and $1.00 per share based on amortized cost will be periodically examined by the Board. If such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, will be initiated. In the event the Board determine that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, they will take such corrective action as they regard to be necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding part or all of dividends or payment of distributions from capital or capital gains; redemptions of shares in kind; or establishing a NAV per share by using available market quotations or equivalents. In addition, in order to stabilize the NAV per share at $1.00, the Directors have the authority: (1) to reduce or increase the number of shares outstanding on a pro rata basis; and (2) to offset each shareholder's pro rata portion of the deviation between the NAV per share and $1.00 from the shareholder's accrued dividend account or from future dividends.

         The Fund may hold cash for the purpose of stabilizing its NAV per share. Holdings of cash, on which no return is earned, would tend to lower the yield on the Fund's shares.

         The Fund may also, consistent with the provisions of Rule 2a-7, invest in securities with a face maturity of more than 397 days, provided that the security is a variable or floating rate security that meets the guidelines of Rule 2a-7 with respect to maturity.

         The Fund may borrow money for temporary or emergency purposes, purchase securities on a when-issued basis, and enter into firm or standby commitments to purchase securities.

MAINSTAY SHORT TERM BOND FUND

         The MainStay Short Term Bond Fund may invest in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; mortgage-related and other asset-backed securities; certificates of deposits, time deposits and bankers' acceptances issued by domestic or foreign banks or savings and loan associations ("S&Ls")and denominated in U.S. dollars or foreign currencies.

         The Fund may also invest in domestic and foreign corporate debt securities, municipal bonds, zero coupon bonds and variable or floating rate securities rated Baa or better by Moody's or BBB or better by S&P when purchased; or, if unrated, determined by the Subadvisor to be of comparable quality.

         The Fund may invest up to 20% of total assets in securities denominated in foreign currencies. To the extent possible, the Subadvisor will attempt to protect against risks stemming from differences in foreign exchange rates. The Fund may invest in foreign currency exchange transactions using currencies, options, futures or options on futures, or forward contracts to protect against foreign currency exchange risks involving securities the Fund owns or plans to own. See "Risk Management Techniques" and related sections in this SAI.

         The Fund may invest in interest rate and bond index futures contracts and options on these contracts; and options on debt securities and in U.S. dollar- or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies or instrumentalities, international agencies or supranational entities.

         In seeking to achieve capital appreciation, as an integral component of total return, the Fund may use, among other research methods, historical yield spread analysis, economic analysis, fundamental credit analysis and technical (supply/demand) analysis.

         The Fund may, to the extent permitted by law, invest in leveraged inverse floating rate debt instruments ("inverse floaters"). Certain inverse floaters may be deemed to be illiquid securities for purposes of the Fund's 10% limitation on investments in such securities.

MAINSTAY ASSET MANAGER FUND

         The MainStay Asset Manager Fund may invest up to 20% of its total assets in foreign securities (defined as "traded primarily in a market outside the United States") of developed and emerging market countries, or futures with respect to those securities; up to 10% of total assets in interest rate, index, and currency exchange rate swap agreements; and in futures transactions to rebalance or alter its portfolio composition and risk profile and to diversify the Fund's holdings where futures transactions are more efficient than direct investment transactions.

         The Fund may invest in foreign currency exchange transactions using currencies, options, futures or options on futures, or forward contracts for any legally permissible purpose, including to protect against foreign currency exchange risks involving securities the Fund owns or plans to own.

         At times, the actual allocation for each asset class may differ from the asset class constraints discussed in the Prospectus, due to market fluctuations or cash entering or leaving the Fund. This could happen for instance, if the Manager has positioned the assets close to a minimum or maximum for one or more asset classes, and the Fund's cash position changes because of investors buying or selling the Fund's shares. To correct the situation, the Manager will move cash or reallocate assets within seven days.

         The Fund's allocation among the three asset groups is structured to take advantage of perceived imbalances in relative pricing. NYLIM believes that short-term imbalances occur periodically but tend to be corrected fairly quickly. The models used by the Manager to estimate returns on domestic and foreign stock markets may from time to time cause significant shifts in the Fund's allocation among the asset groups which may in turn result in greater portfolio volatility.

         The Fund may buy common stocks that the MainStay S&P 500 Index Fund may buy, fixed income securities that the MainStay Indexed Bond Fund may buy and money market instruments that the MainStay Cash Reserves Fund may buy.

MAINSTAY BALANCED FUND

         The MainStay Balanced Fund invests approximately 60% of its assets in stocks and 40% in fixed-income securities (such as bonds) and cash equivalents. Although this 60/40 ratio may vary, the Fund will always invest at least 25% of its assets in fixed-income securities. By holding both stocks and bonds the Fund seeks a balance between capital gains from stock appreciation and current income from interest and dividends.

         The Fund generally invests in dividend-paying, mid-capitalization stocks that the Manager determines are value stocks. "Value" stocks are stocks that the Manager determines (1) have strong or improving fundamental characteristics (such as margins, working capital, leverage, cash flow, returns on equity and assets) and (2) have been overlooked by the marketplace so that they are undervalued or "cheap" relative to the rest of the equity market. In selecting stocks, the Manager applies quantitative and statistical methods to analyze the relative quality and value of the stocks.

         The Fund has adopted as a fundamental policy that it be a "balanced" fund. This fundamental policy cannot be changed without the approval of the Fund's shareholders. As a "balanced" fund, the Fund will invest at least 25% of the value of its total assets in fixed-income securities. With respect to convertible securities held by the Fund, only that portion of the value attributable to their fixed-income characteristics will be used in calculating the 25% figure. Subject to such restrictions, the percentage of the Fund's assets invested in each type of security at any time shall be in accordance with the judgment of the Manager.

         The equity component of the Fund's investment portfolio will be invested in shares of mid- to large-capitalization companies. The Fund ranks all U.S. publicly traded companies based on market capitalization. The 5% with the highest market capitalization are considered large capitalization companies. The next 15% are considered mid-capitalization companies and the balance of the universe is considered small capitalization companies. As the stock market and the economic environment change, companies once considered to be large-capitalization may become mid- or small-capitalization companies or vice versa. In selecting the equity issues to be purchased by the Fund, approximately equal weight will be given to estimated relative intrinsic value, expected future earnings growth, and current and expected dividend income. Estimated relative intrinsic value is a ranking of the ratio of the market value to economic book value. The economic book value, or intrinsic value, is a valuation concept that attempts to adjust historical financial data to reflect true economic worth.

         The fixed-income component of the Fund's investment portfolio will be invested in the following types of fixed-income securities: (i) U.S. government securities; (ii) foreign government securities; (iii) investment grade, corporate fixed-income securities; and (iv) mortgage-backed and other asset-backed securities. These securities are described in the section entitled "Investment Practices, Instruments and Risks Common to Multiple Funds."

MAINSTAY FLOATING RATE FUND

         The MainStay Floating Rate Fund normally invests at least 80% of its assets in income producing floating rate interest loans and other floating rate debt securities ("Floating Rate Loans"). Floating Rate Loans are typically the most senior source of capital in a borrower's capital structure and have certain of the borrower's assets pledged as collateral. For additional information on these investments, see the section entitled "Floating Rate Loans." The Fund may invest up to 25% of its assets in foreign securities.

         The Fund may also invest in common stocks, obligations issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or by any of the states, cash equivalents, or cash.

         The Fund may invest up to 15% of its assets in illiquid securities.

                      INVESTMENT PRACTICES, INSTRUMENTS AND
                         RISKS COMMON TO MULTIPLE FUNDS

         The Funds may engage in the following investment practices, or invest in the following instruments to the extent permitted in the Prospectus and elsewhere in this SAI. Unless otherwise stated in the Prospectus, many investment techniques are discretionary. That means the Manager or Subadvisor may elect to employ or not employ the various techniques in their sole discretion. Investors should not assume that any particular discretionary investment technique will ever be employed, or, if employed, that it will be employed at all times.

        NONE OF THE FUNDS ALONE CONSTITUTES A COMPLETE INVESTMENT PROGRAM

         The loss of money is a risk of investing in the Funds. None of the Funds, individually or collectively, is intended to constitute a balanced or complete investment program and the NAV per share of each Fund will fluctuate based on the value of the securities held by each Fund. Each of the Funds is subject to the general risks and considerations associated with investing in mutual funds generally as well as additional risks and restrictions discussed herein.

DEPOSITARY RECEIPTS

         A Fund may invest in ADRs. ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company evidencing ownership of underlying foreign securities. Most ADRs are traded on major U.S. stock exchanges. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S. and, therefore, there may not be a correlation between such information and the market value of the unsponsored ADRs. EDRs and IDRs are receipts typically issued by a European bank or trust company evidencing ownership of underlying foreign securities. GDRs are receipts issued by either a U.S. or non-U.S. banking institution evidencing ownership of underlying foreign securities.

ARBITRAGE

         A Fund may sell a security that it owns in one market and simultaneously purchase the same security in another market, or it may buy a security in one market and simultaneously sell it in another market, in order to take advantage of differences in the price of the security in the different markets. The Funds do not actively engage in arbitrage. Such transactions may be entered into only with respect to debt securities and will occur only in a dealer's market where the buying and selling dealers involved confirm their prices to the Fund at the time of the transaction, thus eliminating any risk to the assets of a Fund. Such transactions, which involve costs to a Fund, may be limited by the policy of each Fund to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code").

BORROWING

         A Fund may borrow from a bank up to a limit of 15% of its total assets, but only for temporary or emergency purposes. This borrowing may be unsecured. The 1940 Act requires a Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time, and could cause the Fund to be unable to meet certain requirements for qualification as a regulated investment company under the Code. To avoid the potential leveraging effects of a Fund's borrowings, a Fund will repay any money borrowed in excess of 5% of its total assets prior to purchasing additional securities. Borrowing may exaggerate the effect on a Fund's net asset value per share of any increase or decrease in the market value of the Fund's portfolio securities. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. The use of borrowing tends to result in a faster than average movement, up or down, in the net asset value of a Fund's shares.

COMMERCIAL PAPER

         A Fund may invest in commercial paper if it is rated, at the time of investment, Prime-1 by Moody's Investors Services Inc. ("Moody's") or A-1 by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"), or, if not rated by Moody's or S&P, if the Fund's Manager or Subadvisor determines that the commercial paper is of comparable quality. In addition, each Fund may invest up to 5% of its total assets in non-investment grade commercial paper if it is rated in the second highest ratings category by a nationally recognized statistical ratings organization ("NRSRO"), such as S&P or Moody's, or, if unrated, if the Fund's Manager or Subadvisor determines that the commercial paper is of comparable quality. Commercial paper represents short-term (nine months or less) unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies.

TEMPORARY DEFENSIVE POSITION; CASH EQUIVALENTS

         In times of unusual or adverse market conditions, for temporary defensive purposes, each Fund may invest, without limit, in cash and cash equivalents. These include, but are not limited to: short-term obligations issued or guaranteed as to interest and principal by the U.S. government or any agency or instrumentality thereof (including repurchase agreements collateralized by such securities; see "Repurchase Agreements" for a description of the characteristics and risks of repurchase agreements); obligations of banks (certificates of deposit ("CDs"), bankers' acceptances and time deposits) which at the date of investment have capital, surplus, and undivided profits (as of the date of their most recently published financial statements) in excess of $100,000,000, and obligations of other banks or S&Ls if such obligations are federally insured; commercial paper (as described in this SAI); investment grade corporate debt securities or money market instruments, for this purpose including U.S. government securities having remaining maturities of one year or less; and other debt instruments not specifically described above if such instruments are deemed by the Manager or Subadvisor to be of comparable high quality and liquidity.

         In addition, a portion of each Fund's assets may be maintained in money market instruments as described above in such amount as the Manager or Subadvisor deems appropriate for cash reserves.

REPURCHASE AGREEMENTS

         The Funds may enter into domestic or foreign repurchase agreements with certain sellers determined by the Manager or Subadvisor to be creditworthy.

         A repurchase agreement, which provides a means for a Fund to earn income on uninvested cash for periods as short as overnight, is an arrangement under which the purchaser (i.e., the Fund) purchases a security, usually in the form of a debt obligation (the "Obligation"), and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Repurchase agreements with foreign banks may be available with respect to government securities of the particular foreign jurisdiction. The custody of the Obligation will be maintained by a custodian appointed by the Fund. The Fund attempts to assure that the value of the purchased securities, including any accrued interest, will at all times exceed the value of the repurchase agreement. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price upon repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Obligation subject to the repurchase agreement.

         No Fund will invest more than 10% of its net assets (taken at current market value) in repurchase agreements maturing in more than seven days.

         In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a Fund may encounter delays and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the Obligation, the Fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. In the event of the bankruptcy of the seller or the failure of the seller to repurchase the securities as agreed, a Fund could suffer losses, including loss of interest on or principal of the security and costs associated with delay and enforcement of the repurchase agreement. In addition, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), a Fund will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price.

         The Board Members have delegated to each Fund's Manager or Subadvisor the authority and responsibility to monitor and evaluate the Fund's use of repurchase agreements, including identification of sellers whom they believe to be creditworthy, and have authorized the Funds to enter into repurchase agreements with such sellers. As with any unsecured debt instrument purchased for the Funds, the Manager or Subadvisor seek to minimize the risk of loss from repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation.

         For purposes of the 1940 Act, a repurchase agreement has been deemed to be a loan from a Fund to the seller of the Obligation. It is not clear whether a court would consider the Obligation purchased by a Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller.

REVERSE REPURCHASE AGREEMENTS

         A Fund may enter into reverse repurchase agreements with banks or broker-dealers, which involve the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price.

         Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. These agreements involve the sale of debt securities, or Obligations, held by a Fund, with an agreement to repurchase the Obligations at an agreed upon price, date and interest payment. The proceeds will be used to purchase other debt securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. Reverse repurchase agreements will be utilized, when permitted by law, only when the interest income to be earned from the investment of the proceeds from the transaction is greater than the interest expense of the reverse repurchase transaction.

         Each Fund will limit its investments in reverse repurchase agreements and other borrowing to no more than one-third of its total assets.

         While a reverse repurchase agreement is outstanding, the Funds will maintain appropriate liquid assets in a segregated custodian account to cover their obligations under the agreement.

         The use of reverse repurchase agreements by a Fund creates leverage which increases a Fund's investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the cost of the agreements, the Fund's earnings or NAV will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or NAV would decline faster than otherwise would be the case.

         If the buyer of the Obligation subject to the reverse repurchase agreement becomes bankrupt, realization upon the underlying securities may be delayed and there is a risk of loss due to any decline in their value.

U.S. GOVERNMENT SECURITIES

         Securities issued or guaranteed by the United States government or its agencies or instrumentalities include various U.S. Treasury securities, which differ only in their interest rates, maturities and times of issuance. U.S. Treasury bills have initial maturities of one year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, for example, Government National Mortgage Association ("GNMA") pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those issued by the Federal National Mortgage Association ("FNMA") are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association are supported only by the credit of the agency or instrumentality. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, and it is not so obligated by law. U.S. government securities also include government-guaranteed mortgage-backed securities. See "Mortgage-Related and Other Asset-Backed Securities."

         U.S. government securities do not generally involve the credit risks associated with other types of interest-bearing securities, although, as a result, the yields available from U.S. government securities are generally lower than the yields available from other interest-bearing securities. Like other fixed-income securities, however, the values of U.S. government securities change as interest rates fluctuate. When interest rates decline, the values of U.S. government securities can be expected to increase, and when interest rates rise, the values of U.S. government securities can be expected to decrease.

STANDARD & POOR'S DEPOSITARY RECEIPTS ("SPDRS")

         A Fund may invest in SPDRs. SPDRs are units of beneficial interest in an investment trust sponsored by a wholly-owned subsidiary of the American Stock Exchange, Inc. (the "AMEX") that represent proportionate undivided interests in a portfolio of securities consisting of substantially all of the common stocks, in substantially the same weighting, as the component common stocks of the S&P 500(R) Index. SPDRs are listed on the AMEX and traded in the secondary market on a per-SPDR basis.

         SPDRs are designed to provide investment results that generally correspond to the price and yield performance of the component common stocks of the S&P 500(R) Index. The value of SPDRs is subject to change as the values of their respective component common stocks fluctuate according to the volatility of the market. Investments in SPDRs involves certain inherent risks generally associated with investments in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of each unit of SPDRs invested in by a Fund. Moreover, a Fund's investment in SPDRs may not exactly match the performance of a direct investment in the index to which SPDRs are intended to correspond. For example, replicating and maintaining price and yield performance of an index may be problematic for a Fund due to transaction costs and other Fund expenses.

STRIPPED CORPUS INTERESTS IN U.S. TREASURY SECURITIES

         A number of banks and brokerage firms have separated ("stripped") the principal portions ("corpus") from the coupon portions of the U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are generally held by a bank in a custodial or trust account). The MainStay Balanced Fund may invest in such receipts or certificates. The investment and risk characteristics of "zero coupon" Treasury securities described above under "U.S. Government Securities" are shared by such receipts or certificates. The staff of the Securities and Exchange Commission (the "SEC") has indicated that receipts or certificates representing stripped corpus interests in U.S. Treasury securities sold by banks and brokerage firms should not be deemed U.S. government securities but rather securities issued by the bank or brokerage firm involved.

CORPORATE DEBT AND CORPORATE FIXED INCOME SECURITIES

         A Fund's (other than the MainStay Mid Cap Opportunity Fund and the MainStay Small Cap Opportunity Fund) investments in U.S. dollar- or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments) which meet the credit quality and maturity criteria set forth for the particular Fund. The rate of return or return of principal on some debt obligations may be linked to indices or stock prices or indexed to the level of exchange rates between the U.S. dollar and foreign currency or currencies. Differing yields on corporate fixed-income securities of the same maturity are a function of several factors, including the relative financial strength of the issuers. Higher yields are generally available from securities in the lower rating categories.

         Investment grade securities are securities rated at the time of purchase Baa or better by Moody's or BBB or better by S&P comparable non-rated securities. Non-rated securities will be considered for investment by the Funds when the Manager or Subadvisor believes that the financial condition of the issuers of such obligations and the protection afforded by the terms of the obligations themselves limit the risk to the Funds to a degree comparable to that of rated securities which are consistent with the Funds' objective and policies.

         Corporate debt securities with a rating lower than BBB by S&P, and corporate debt securities rated Baa or lower by Moody's, have speculative characteristics, and changes in economic conditions or individual corporate developments are more likely to lead to a weakened capacity to make principal and interest payments than in the case of high grade bonds. (See Appendix A attached hereto for a description of corporate debt ratings.) If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the portfolio security if the Manager or Subadvisor, where applicable, deems it in the best interest of the Fund's shareholders.

         The ratings of fixed-income securities by Moody's and S&P are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities in each rating category. The Manager or Subadvisor will attempt to reduce the overall portfolio credit risk through diversification and selection of portfolio securities based on considerations mentioned above.

LENDING OF PORTFOLIO SECURITIES

         A Fund may seek to increase its income by lending portfolio securities to certain broker-dealers and institutions, in accordance with procedures adopted by the Board. Under present regulatory policies, such loans would be required to be secured continuously by collateral in cash or U.S. government securities maintained on a current basis at an amount at least equal to 100% of the current market value of the securities loaned. The total market value of securities loaned will not exceed one-third or 33% of the total assets of a Fund (20% in the case of the MainStay Balanced Fund, MainStay Mid Cap Opportunity Fund and MainStay Small Cap Opportunity Fund as set forth in the Prospectus). The Fund would have the right to call a loan and obtain the securities loaned at any time generally on less than five days' notice. For the duration of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from the investment of the collateral. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but the Fund would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. The Company, on behalf of the Funds, has entered into an agency agreement with Metropolitan West Securities, LLC which acts as the Funds' agent in making loans of portfolio securities and short-term money market investments of the cash collateral received, subject to the supervision and control of the Manager or Subadvisor, as the case may be.

         As with other extensions of credit, there are risks of delay in recovery of, or even loss of rights in, the collateral should the borrower of the securities fail financially or breach its agreement with a Fund. However, the loans would be made only to firms deemed by the Manager or Subadvisor to be creditworthy and approved by the Board, and when, in the judgment of the Manager or Subadvisor, the consideration which can be earned currently from securities loans of this type justifies the attendant risk. If the Manager or Subadvisor, as the case may be, determines to make securities loans, it is intended that the value of the securities loaned will not exceed one-third or 33% of the value of the total assets of the lending Fund (20% in the case of the MainStay Balanced Fund, MainStay Mid Cap Opportunity Fund and MainStay Small Cap Opportunity
Fund). Under the guidelines adopted by the Board, a Fund is prohibited from lending more than 5% of the Fund's total assets to any one counterparty.

         Subject to the receipt of exemptive relief from the 1940 Act, the Funds, subject to certain conditions and limitations, may be permitted to invest cash collateral and uninvested cash in one or more money market funds that are affiliated with the Funds.

ILLIQUID SECURITIES

         A Fund (other than the MainStay Ultra Short Term Income Fund and MainStay Mid Cap Opportunity Fund) may invest in illiquid securities, if such purchases at the time thereof would not cause more than 10% of the value of the Fund's net assets (15% for the MainStay Floating Rate Fund) to be invested in all such illiquid or not readily marketable assets. Illiquid securities cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. This includes repurchase agreements maturing in more than seven days. Difficulty in selling securities may result in a loss or may be costly to a Fund.

         Under the supervision of the Board, the Manager or Subadvisor determines the liquidity of a Fund's investments; in doing so, the Manager or Subadvisor may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers, (3) the dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities will be valued in such manner as the Board in good faith deems appropriate to reflect their fair market value.

FLOATING RATE LOANS

         Floating Rate Loans are provided by banks and other financial institutions to large corporate customers. Companies undertake these loans to finance acquisitions, buy-outs, recapitalizations or other leveraged transactions. Typically, these loans are the most senior source of capital in a borrower's capital structure and have certain of the borrower's assets pledged as collateral. The corporation pays interest and principal to the lenders.

         A senior loan in which a Fund may invest typically is structured by a group of lenders. This means that the lenders participate in the negotiations with the borrower and in the drafting of the terms of the loan. The group of lenders often consists of commercial and investment banks, thrift institutions, insurance companies, finance companies, mutual funds and other institutional investment vehicles or other financial institutions. One or more of the lenders, referred to as the agent bank, usually administers the loan on behalf of all the lenders.

         A Fund may invest in a Floating Rate Loan in one of three ways. (1) It may make a direct investment in the loan by participating as one of the lenders;
(2) it may purchase a participation interest; or (3) it may purchase an assignment. Participation interests are interests issued by a lender or other financial institution, which represent a fractional interest in a loan. A Fund may acquire participation interests from a lender or other holders of participation interests. Holders of participation interests are referred to as participants. An assignment represents a portion of a loan previously attributable to a different lender. Unlike a participation interest, a Fund will become a lender for the purposes of the relevant loan agreement by purchasing an assignment.

         A Fund may make a direct investment in a floating rate loan as one of the lenders, which is known as buying in the "primary" market. Such an investment is typically made at or about a Floating Rate Loan's "par" value, which is its face value. From time to time, Lenders in the primary market will receive an up-front fee for committing to purchase a Floating Rate Loan that is being originated. In such instances, the fee received is reflected on the books of the Fund as a discount to the loan's par value. The discount is then amortized over the life of the loan, which would effectively increase the yield a Fund receives on the investment. If a Fund purchases an existing assignment of a Floating Rate Loan, or purchases a participation interest in a Floating Rate Loan, it is said to be purchasing in the "secondary" market. Purchases of Floating Rate Loans in the secondary market may take place at, above, or below the par value of a Floating Rate Loan. Purchases above par will effectively reduce the amount of interest being received by the Fund through the amortization of the purchase price premium, whereas purchases below par will effectively increase the amount of interest being received by the Fund through the amortization of the purchase price discount. A Fund may be able to invest in Floating Rate Loans only through participation interests or assignments at certain times when reduced primary investment opportunities in Floating Rate Loans may exist.

         If a Fund purchases an assignment from a lender, the Fund will generally have direct contractual rights against the borrower in favor of the lenders. On the other hand, if a Fund purchases a participation interest either from a lender or a participant, the Fund typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Fund is subject to the credit risk of the lender or participant who sold the participation interest to the Fund, in addition to the usual credit risk of the borrower. Therefore, when a Fund invests in Floating Rate Loans through the purchase of participation interests, the Manager must consider the creditworthiness of the agent bank and any lenders and participants interposed between the Fund and a borrower.

         Typically, Floating Rate Loans are secured by collateral. However, the value of the collateral may not be sufficient to repay the loan. The collateral may consist of various types of assets or interests including intangible assets. It may include working capital assets, such as accounts receivable or inventory, or tangible fixed assets, such as real property, buildings and equipment. It may include intangible assets, such as trademarks, copyrights and patent rights, or security interests in securities of subsidiaries or affiliates. The borrower's owners may provide additional collateral, typically by pledging there ownership interest in the Borrower as collateral for the loan. The borrower under a Floating Rate Loan must comply with various restrictive covenants contained in any Floating Rate Loan agreement between the borrower and the syndicate of lenders. A restrictive covenant is a promise by the borrower to not take certain action that may impair the rights of lenders. These covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to shareholders, provisions requiring the borrower to maintain specific financial ratios or relationships and limits on total debt. In addition, a covenant may require the borrower to prepay the Floating Rate Loan with any excess cash flow. Excess cash flow generally includes net cash flow after scheduled debt service payments and permitted capital expenditures, among other things, as well as the proceeds from asset dispositions or sales of securities. A breach of a covenant (after giving effect to any cure period) in a Floating Rate Loan agreement which is not waived by the agent bank and the lending syndicate normally is an event of acceleration. This means that the agent bank has the right to demand immediate repayment in full of the outstanding Floating Rate Loan.

         The Manager must determine that the investment is suitable for each Fund based on the Manager's independent credit analysis and industry research. Generally, this means that the Manager has determined that the likelihood that the corporation will meet its obligations is acceptable. In considering investment opportunities, the Manager will conduct extensive due diligence, including company visits and reference verification from customers, suppliers and rating agencies.

         Floating rate loans feature rates that reset regularly, maintaining a fixed spread over the London-Interbank Offered Rate (LIBOR) or the prime rates of large money-center banks. The interest rate on the Fund's investment securities generally reset quarterly. During periods in which short-term rates rapidly increase, the Fund's NAV may be affected. Investment in Floating Rate Loans with longer interest rate reset periods or loans with fixed interest rates may also increase fluctuations in a Fund's net asset value as a result of changes in interest rates. However, the Fund may attempt to hedge its fixed rate loans against interest rate fluctuations by entering into interest rate swap or other derivative transactions.

RESTRICTED SECURITIES

         A Fund (other than the MainStay Balanced Fund and MainStay Small Cap Opportunity Fund) may invest in restricted securities and in other assets having no ready market (including repurchase agreements of more than seven days' duration) if such purchases at the time thereof would not cause more than 10% of the value of such Fund's net assets (15% for the MainStay Floating Rate Fund) to be invested in all such restricted or not readily marketable assets. Restricted securities are subject to legal restrictions on their sale (other than those eligible for resale pursuant to Rule 144A or Section 4(2) under the Securities Act of 1933 (the "1933 Act"), determined to be liquid pursuant to guidelines adopted by the Board). Difficulty in selling securities may result in a loss or be costly to a Fund. Restricted securities generally can be sold only in privately negotiated transactions, pursuant to an exemption from registration under the 1933 Act, or in a registered public offering. Where registration is required, the holder of an unregistered security may be obligated to pay all or part of the registration expense, and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder of a restricted security (e.g., a Fund) might obtain a less favorable price than prevailed when it decided to seek registration of the security. Restricted securities will be valued in such manner as the Board in good faith deems appropriate to reflect their fair market value.

SECURITIES OF OTHER INVESTMENT COMPANIES

         A Fund may invest in securities of other investment companies, including shares of closed-end investment companies, unit investment trusts, and open-end investment companies. These securities represent interests in professionally managed portfolios that may invest in various types of instruments pursuant to a wide range of investment styles. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value per share. Others are continuously offered at net asset value per share, but may also be traded in the secondary market.

MUNICIPAL SECURITIES

         The MainStay Intermediate Term Bond Fund and MainStay Short Term Bond Fund may purchase municipal securities. The other Funds may purchase municipal securities for temporary defensive purposes. Municipal securities generally are understood to include debt obligations of state and local governments, agencies and authorities. Municipal securities, which may be issued in various forms, including notes and bonds, are issued to obtain funds for various public purposes. Two principal classifications of municipal bonds are "general obligation" and "revenue" bonds.


         General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities, or, in some cases, from the proceeds of a special excise or specific revenue source. Industrial development bonds or private activity bonds are issued by or on behalf of public authorities to obtain funds for privately operated facilities and are, in most cases, revenue bonds which do not generally carry the pledge of the full faith and credit of the issuer of such bonds, but depend for payment on the ability of the industrial user to meet its obligations (or any property pledged as security).


         The yields on municipal securities depend upon a variety of factors, including general economic and monetary conditions, general money market conditions, general conditions of the municipal securities market, the financial condition of the issuer, the size of a particular offering, the maturity of the obligations offered and the rating of the issue or issues.

         Tax Anticipation Notes are used to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable from these specific future taxes. They are usually general obligations of the issuer, secured by the taxing power for the payment of principal and interest.

         Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues. They, also, are usually general obligations of the issuer.

         Bond Anticipation Notes are normally issued to provide interim financial assistance until long-term financing can be arranged. The long-term bonds then provide funds for the repayment of the notes.

         Construction Loan Notes are sold to provide construction financing for specific projects. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration ("FHA") under the FNMA or GNMA.

         Project Notes are instruments sold by the Department of Housing and Urban Development ("HUD") but issued by a state or local housing agency to provide financing for a variety of programs. They are backed by the full faith and credit of the U.S. government, and generally carry a term of one year or less.

         Short-Term Discount Notes (tax-exempt commercial paper) are short-term (365 days or less) promissory notes issued by municipalities to supplement their cash flow.


         Municipal bonds, which meet longer-term capital needs and generally have maturities of more than one year when issued, have two principal classifications: general obligation bonds and revenue bonds.

         Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind general obligation bonds is the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

         A revenue bond is not secured by the full faith, credit and taxing power of an issuer. Rather, the principal security for a revenue bond is generally the net revenue derived from a particular facility, group of facilities or, in some cases, the proceeds of a special excise or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects, including: electric, gas, water, and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund which may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security and credit enhancement guarantees available to them, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities are provided further security in the form of a state's assurance (although without obligation) to make up deficiencies in the debt service reserve fund.

         An entire issue of municipal securities may be purchased by one or a small number of institutional investors such as the Funds. Thus, the issue may not be said to be publicly offered. Unlike securities which must be registered under the 1933 Act prior to offer and sale, unless an exemption from such registration is available, municipal securities which are not publicly offered may nevertheless be readily marketable. A secondary market may exist for municipal securities which were not publicly offered initially.

         There may be other types of municipal securities that become available which are similar to the foregoing described municipal securities in which each Fund may invest.

         There are, in addition, a variety of hybrid and special types of municipal obligations, such as municipal lease obligations, as well as numerous differences in the security of municipal securities both within and between the two principal classifications described above. Municipal lease obligations are municipal securities that may be supported by a lease or an installment purchase contract issued by state and local government authorities to acquire funds to obtain the use of a wide variety of equipment and facilities such as fire and sanitation vehicles, computer equipment and other capital assets. These obligations, which may be secured or unsecured, are not general obligations and have evolved to make it possible for state and local governments to obtain the use of property and equipment without meeting constitutional and statutory requirements for the issuance of debt. Thus, municipal lease obligations have special risks not normally associated with municipal securities. These obligations frequently contain "non-appropriation" clauses that provide that the governmental issuer of the obligation has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the legislative body on a yearly or other periodic basis. In addition to the "nonappropriation" risk, many municipal lease obligations have not yet developed the depth of marketability associated with municipal bonds; moreover, although the obligations may be secured by the leased equipment, the disposition of the equipment in the event of foreclosure might prove difficult. For the purpose of each Fund's investment restrictions, the identification of the "issuer" of municipal securities which are not general obligation bonds is made by the Subadvisor on the basis of the characteristics of the municipal securities as described above, the most significant of which is the source of funds for the payment of principal of and interest on such securities.

         The liquidity of municipal lease obligations purchased by the Funds will be determined pursuant to guidelines approved by the Board of Trustees. Factors considered in making such determinations may include: the frequency of trades and quotes for the obligation; the number of dealers willing to purchase or sell the security and the number of other potential buyers; the willingness of dealers to undertake to make a market in the security; the nature of marketplace trades; the obligation's rating; and, if the security is unrated, the factors generally considered by a rating agency. If municipal lease obligations are determined to be illiquid, then a Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities.

         INCOME LEVEL AND CREDIT RISK. Municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that as a result of litigation or other conditions, the power or ability of any one or more issuers to pay, when due, principal or interest on its or their municipal obligations may be materially affected. Although the Funds' quality standards are designed to minimize the credit risk of investing in municipal securities, that risk cannot be entirely eliminated.

         TAX CONSIDERATIONS. The Tax Reform Act of 1986 ("TRA") limited the types and volume of municipal securities qualifying for the federal income tax exemption for interest, and the Internal Revenue Code treats tax-exempt interest on certain municipal securities as a tax preference item included in the alternative minimum tax base for corporate and noncorporate shareholders. In addition, all tax-exempt interest may result in or increase a corporation's liability under the corporate alternative minimum tax, because a portion of the difference between corporate "adjusted current earnings" and alternative minimum taxable income is treated as a tax preference item. Further, an issuer's failure to comply with the detailed and numerous requirements imposed by the Internal Revenue Code after bonds have been issued may cause the retroactive revocation of the tax-exempt status of certain municipal securities after their issuance. The Funds intend to monitor developments in the municipal bond market to determine whether any defensive action should be taken.

BANK OBLIGATIONS

         A Fund may invest in CDs, time deposits, bankers' acceptances, and other short-term debt obligations issued by commercial banks; and each Fund (other than the MainStay Cash Reserves Fund), may invest in CDs, time deposits and other short-term obligations issued by S&Ls.

         CDs are certificates evidencing the obligation of a bank or S&L to repay funds deposited with it for a specified period of time at a specified rate of return. Time deposits in banking institutions are generally similar to CDs, but are uncertificated. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer, usually in connection with international commercial transactions. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity. No Fund may invest in time deposits maturing in more than seven days and that are subject to withdrawal penalties. Each Fund will limit its investment in time deposits for which there is a penalty for early withdrawal to 10% of its net assets.

         Investments in the obligations of banks are deemed to be "cash equivalents" if, at the date of investment, the banks have capital, surplus, and undivided profits (as of the date of their most recently published financials) in excess of $100 million, or the equivalent in other currencies, or if, with respect to the obligations of other banks and S&Ls, such obligations are federally insured. Each Fund will invest accordingly. In the case of the MainStay Balanced Fund, MainStay Mid Cap Opportunity Fund, and MainStay Small Cap Opportunity Fund, each Fund will only invest in bank obligations if, at the date of investment, the bank has a capital surplus and individual profits (as of the date of their most recently published financials) in excess of $1 billion, or the equivalent in other currencies. These limitations do not prohibit investments in the securities issued by foreign branches of U.S. banks, provided such U.S. banks meet the foregoing requirements.

FLOATING AND VARIABLE RATE SECURITIES

         Each Fund, other than the MainStay All Cap Growth Fund, MainStay S&P 500 Index Fund and MainStay All Cap Value Fund may invest in floating and variable rate debt instruments. Floating and variable rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be based on an event, such as a change in the prime rate.

         The interest rate on a floating rate debt instrument ("floater") is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide a Fund with a certain degree of protection against rises in interest rates, a Fund will participate in any declines in interest rates as well. To be an eligible investment for the MainStay Cash Reserves Fund, there must be a reasonable expectation that, at any time until the final maturity for the floater or the period remaining until the principal amount can be recovered through demand, the market value of a floater will approximate its amortized cost.

         The MainStay Intermediate Term Bond Fund, MainStay Mid Cap Core Fund, MainStay Short Term Bond Fund and MainStay Floating Rate Fund may invest in leveraged inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be determined to be illiquid securities for purposes of a Fund's limitation on investments in such securities.

FOREIGN SECURITIES

         The Funds may invest in U.S. dollar-denominated and non-U.S. dollar-denominated foreign debt and equity securities and in CDs issued by foreign banks and foreign branches of U.S. banks. The MainStay Cash Reserves Fund may purchase U.S. dollar-denominated securities of foreign issuers. The MainStay S&P 500 Index Fund and MainStay Indexed Bond Fund may invest in foreign securities to the extent such securities are included in the securities that comprise the S&P 500(R) and the BIG Index, respectively. The MainStay Mid Cap Core Fund may invest, without limit, subject to the other investment policies applicable to the Fund, in U.S. dollar-denominated and non-U.S. dollar-denominated foreign debt securities and in CDs issued by foreign banks and foreign branches of U.S. banks, to any extent deemed appropriate by the Manager or Subadvisor, as the case may be. Securities of issuers within a given country may be denominated in the currency of another country. Foreign securities are those securities issued by companies domiciled outside the U.S. and that trade in markets outside the U.S. These foreign securities can be subject to most, if not all, of the risks of foreign investing.

         Investors should carefully consider the appropriateness of foreign investing in light of their financial objectives and goals. While foreign markets may present unique investment opportunities, foreign investing involves risks not associated with domestic investing. Foreign investments could be more difficult to sell than U.S. investments. Securities denominated in foreign currencies may gain or lose value as a result of fluctuating currency exchange rates. Securities markets in other countries are not always as efficient as those in the U.S. and are sometimes less liquid and more volatile. In many foreign countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. If foreign securities are determined to be illiquid, then a Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities. Foreign securities transactions may be subject to higher brokerage and custodial costs than domestic securities transactions. Other risks involved in investing in the securities of foreign issuers include differences in accounting, auditing and financial reporting standards; limited publicly available information; the difficulty of assessing economic trends in foreign countries; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); government interference, including government ownership of companies in certain sectors, wage and price controls, or imposition of trade barriers and other protectionist measures; difficulties in invoking legal process abroad and enforcing contractual obligations; political, social or economic instability which could affect U.S. investments in foreign countries; and potential restrictions on the flow of international capital. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including foreign withholding taxes, and other foreign taxes may apply with respect to securities transactions. Additional costs associated with an investment in foreign securities may include higher transaction, custody and foreign currency conversion costs. In the event of litigation relating to a portfolio investment, the Funds may encounter substantial difficulties in obtaining and enforcing judgments against non-U.S. resident individuals and companies.

         Some securities are issued by companies organized outside the United States but are traded in U.S. securities markets and are denominated in U.S. dollars. For example, ADRs and shares of some large foreign-based companies are traded on principal U.S. stock exchanges. Other securities are not traded in the United States but are denominated in U.S. dollars. These securities are not subject to all the risks of foreign investing. For example, foreign trading market or currency risks will not apply to U.S.-dollar denominated securities traded in U.S. securities markets.

         The MainStay All Cap Growth Fund, MainStay Indexed Bond Fund, MainStay Mid Cap Core Fund, MainStay Asset Manager Fund and MainStay All Cap Value Fund may invest in countries with emerging markets, which presents risks in greater degree than, and in addition to, those presented by investment in foreign issuers in general.

         Investment in countries with emerging markets presents risks in greater degree than, and in addition to, those presented by investment in foreign issuers in general. Countries with developing markets have economic structures that are less mature. Furthermore, countries with developing markets have less stable political systems and may have high inflation, rapidly changing interest and currency exchange rates, and their securities markets are substantially less developed. The economies of countries with developing markets generally are heavily dependent upon international trade, and, accordingly, have been and may continue to be adversely affected by barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures in the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

EXCHANGE TRADED FUNDS

         A Fund may invest in shares of Exchange Traded Funds ("ETFs"). ETFs are mutual funds that trade like stocks. Like stocks, shares of ETFs are not traded at net asset value, that is, they can be sold at a premium or with a discount. The price of ETFs is derived from and based upon the securities held by the ETF. Accordingly, the level of risk involved in the purchase or sale of an ETF is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for an ETF is based on a basket of stocks. Disruptions in the markets for the securities underlying ETFs purchased or sold by a Fund could result in losses on its investment in ETFs. ETFs represent an unsecured obligation and therefore carry with them the risk that the counterparty will default and a Fund may not be able to recover the current value of its investment. Investments in ETFs will be limited to the percentage restrictions set forth for investments in investment company securities by the 1940 Act.

FOREIGN CURRENCY TRANSACTIONS

         The Funds (other than the MainStay Cash Reserves Fund) may invest in foreign securities denominated in foreign currencies. Changes in foreign exchange rates will affect the value of securities denominated or quoted in foreign currencies. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Funds' assets. However, a Fund may seek to increase its return by trading in foreign currencies. In addition, to the extent that a Fund invests in foreign securities, it may enter into foreign currency forward contracts in order to protect against uncertainty in the level of future foreign currency exchange rates. A Fund may enter into contracts to purchase foreign currencies to protect against an anticipated rise in the U.S. dollar price of securities it intends to purchase and may enter into contracts to sell foreign currencies to protect against the decline in value of its foreign currency-denominated portfolio securities due to a decline in the value of the foreign currencies against the U.S. dollar. In addition, a Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are correlated. Foreign currency transactions in which the Funds may engage include foreign currency forward contracts, currency exchange transactions on a spot (i.e., cash) basis, put and call options on foreign currencies, and foreign exchange futures contracts.

         A foreign currency forward exchange contract (a "forward contract") involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates.

         A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies. Although these contracts are intended, when hedging, to minimize the risk of loss due to a decline in the value of the hedged currencies, they also tend to limit any potential gain which might result should the value of such currencies increase.

         While a Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Moreover, there may be an imperfect correlation between a Fund's portfolio holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss.

         A Fund will hold liquid assets in a segregated account with its Custodian in an amount equal (on a daily marked-to-market basis) to the amount of the commitments under these contracts. At the maturity of a forward contract, a Fund may either accept or make delivery of the currency specified in the contract, or prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. A Fund will only enter into such a forward contract if it is expected that there will be a liquid market in which to close out the contract. However, there can be no assurance that a liquid market will exist in which to close a forward contract, in which case the Fund may suffer a loss.

         Normally, consideration of fair value exchange rates will be incorporated in a longer term investment decision made with regard to overall diversification strategies. However, the Manager and Subadvisor believe that it is important to have the flexibility to enter into such forward contracts when it determines that the best interest of a Fund will be served by entering into such a contract. Set forth below are examples of some circumstances in which a Fund might employ a foreign currency transaction. When a Fund enters into, or anticipates entering into, a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction, a Fund will be able to insulate itself from a possible loss resulting from a change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received, although a Fund would also forego any gain it might have realized had rates moved in the opposite direction. This technique is sometimes referred to as a "settlement" hedge or "transaction" hedge.

         Another example is when the Manager or Subadvisor believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of a Fund's portfolio securities denominated in such foreign currency. Such a hedge (sometimes referred to as a "position" hedge) will tend to offset both positive and negative currency fluctuations, but will not offset changes in security values caused by other factors. The Fund also may hedge the same position by using another currency (or a basket of currencies) expected to perform in a manner substantially similar to the hedged currency ("proxy" hedge). The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. With respect to positions that constitute "transaction" or "position" hedges (including "proxy" hedges), a Fund will not enter into forward contracts to sell currency or maintain a net exposure to such contracts if the consummation of such contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency (or the related currency, in the case of a "proxy" hedge).

         A Fund also may enter into forward contracts to shift its investment exposure from one currency into another currency that is expected to perform inversely with respect to the hedged currency relative to the U.S. dollar. This type of strategy, sometimes known as a "cross-currency" hedge, will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if the Fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. "Cross-currency" hedges protect against losses resulting from a decline in the hedged currency, but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases.

         A Fund may also enter into currency transactions to profit from changing exchange rates based upon the Manager's or Subadvisor's assessment of likely exchange rate movements. These transactions will not necessarily hedge existing or anticipated holdings of foreign securities and may result in a loss if the Manager's or Subadvisor's currency assessment is incorrect.

         At the consummation of the forward contract, a Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase at the same maturity date the same amount of such foreign currency. If a Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency for delivery through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency. If a Fund engages in an offsetting transaction, the Fund will realize a gain or a loss to the extent that there has been a change in forward contract prices. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

         When a Fund has sold a foreign currency, a similar process would be followed at the consummation of the forward contract. Of course, a Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Manager or Subadvisor. A Fund generally will not enter into a forward contract with a term of greater than one year.

         In cases of transactions which constitute "transaction" or "settlement" hedges or "position" hedges (including "proxy" hedges) or "cross-currency" hedges that involve the purchase and sale of two different foreign currencies directly through the same foreign currency contract, a Fund may deem its forward currency hedge position to be covered by underlying Fund portfolio securities or may establish a Segregated Account with its Custodian in an amount equal to the value of the Fund's total assets committed to the consummation of the subject hedge. The Segregated Account will consist of liquid assets. In the case of "anticipatory" hedges and "cross-currency" hedges that involve the purchase and sale of two different foreign currencies indirectly through separate forward currency contracts, the Fund will establish a Segregated Account with its Custodian as described above. In the event that a Fund establishes a Segregated Account, the Fund will mark-to-market the value of the assets in the Segregated Account. If the value of the liquid assets placed in the Segregated Account declines, additional liquid assets will be placed in the account by the Fund on a daily basis so that the value of the account will at least equal the amount of the Fund's commitments with respect to such contracts.

         It should be realized that the use of forward currency contracts to protect the value of a Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which can be achieved at some future point in time. It also reduces any potential gain which may have otherwise occurred had the currency value increased above the settlement price of the contract.

         The Manager and Subadvisor believe that active currency management can be employed as an overall portfolio risk management tool. For example, in their view, foreign currency management can provide overall portfolio risk diversification when combined with a portfolio of foreign securities, and the market risks of investing in specific foreign markets can at times be reduced by currency strategies which may not involve the currency in which the foreign security is denominated.

         The Funds cannot assure that their use of forward contracts will always be successful. Successful use of forward contracts depends on the Manager's or Subadvisor's skill in analyzing and predicting relative currency values. Forward contracts alter a Fund's exposure to currencies and could result in losses to the Fund if currencies do not perform as the Manager or Subadvisor anticipates. A Fund may also incur significant costs when converting assets from one currency to another. Contracts to sell foreign currency would limit any potential gain which might be realized by a Fund if the value of the hedged currency increases.

         A Fund's foreign currency transactions may be limited by the requirements of Subchapter M of the Code for qualification as a regulated investment company.

FOREIGN GOVERNMENT AND SUPRANATIONAL ENTITY SECURITIES

         To different degrees, the MainStay Intermediate Term Bond Fund, MainStay Indexed Bond Fund, MainStay Mid Cap Core Fund, MainStay Short Term Bond Fund and MainStay Asset Manager Fund are permitted to invest in debt securities or obligations of foreign governments, agencies, and supranational organizations ("Sovereign Debt"). The MainStay Balanced Fund may invest up to 20% of its total assets, in foreign government securities of issuers in countries considered stable by the Manager and in securities of supranational entities. The Funds' portfolios may include government securities of a number of foreign countries or, depending upon market conditions, those of a single country. Investments in Sovereign Debt can involve greater risks than investing in U.S. government securities. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited legal recourse in the event of default.

         The Manager's or Subadvisor's determination that a particular country should be considered stable depends on its evaluation of political and economic developments affecting the country as well as recent experience in the markets for government securities of the country. Examples of foreign governments which the Manager or Subadvisor currently considers to be stable, among others, are the governments of Canada, Germany, Japan, Sweden and the United Kingdom. The Manager or Subadvisor does not believe that the credit risk inherent in the obligations of such stable foreign governments is significantly greater than that of U.S. government securities. The percentage of the Fund's assets invested in foreign government securities will vary depending on the relative yields of such securities, the economies of the countries in which the investments are made and such countries' financial markets, the interest rate climate of such countries and the relationship of such countries' currencies to the U.S. dollar. Currency is judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data.

         Debt securities of "quasi-governmental entities" are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. Examples of quasi-governmental issuers include, among others, the Province of Ontario and the City of Stockholm. The MainStay Balanced Fund's portfolio may also include debt securities denominated in European Currency Units of an issuer in a country in which the Fund may invest. A European Currency Unit represents specified amounts of the currencies of certain member states of the European Union.

         A "supranational entity" is an entity constituted by the national governments of several countries to promote economic development. Examples of such supranational entities include, among others, the World Bank (International Bank for Reconstruction and Development), the European Investment Bank, the Asian Development Bank and the European Coal and Steel Community. The governmental members, or "stockholders," usually make initial capital contributions to the supranational entity and, in many cases, are committed to make additional contributions if the supranational entity is unable to repay its borrowings. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by members at the entity's call), reserves and net income.

         The occurrence of political, social or diplomatic changes in one or more of the countries issuing Sovereign Debt could adversely affect a Fund's investments. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their Sovereign Debt. While the Manager and Subadvisor intend to manage the Funds' portfolios in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause a Fund to suffer a loss of interest or principal on any of its holdings.

FOREIGN INDEX-LINKED INSTRUMENTS

         As part of its investment program, and to maintain greater flexibility, the MainStay Asset Manager Fund and MainStay Mid Cap Core Fund may each invest, subject to compliance with its respective limitations applicable to its investment in debt securities, in instruments which have the investment characteristics of particular securities, securities indices, futures contracts or currencies. Such instruments may take a variety of forms, such as debt instruments with interest or principal payments determined by reference to the value of a currency or commodity at a future point in time. For example, a Fund may, subject to compliance with its respective limitations applicable to its investment in debt securities, invest in instruments issued by the U.S. or a foreign government or by private issuers that return principal and/or pay interest to investors in amounts which are linked to the level of a particular foreign index ("foreign index-linked instruments"). Foreign index-linked instruments have the investment characteristics of particular securities, securities indices, futures contracts or currencies. Such instruments may take a variety of forms, such as debt instruments with interest or principal payments determined by reference to the value of a currency or commodity at a future point in time.

         A foreign index may be based upon the exchange rate of a particular currency or currencies or the differential between two currencies, or the level of interest rates in a particular country or countries or the differential in interest rates between particular countries. In the case of foreign index-linked instruments linking the interest component to a foreign index, the amount of interest payable will adjust periodically in response to changes in the level of the foreign index during the term of the foreign index-linked instrument. The risks of such investments would reflect the risks of investing in the index or other instrument, the performance of which determines the return for the instrument. Tax considerations may limit the Funds' ability to invest in foreign index-linked instruments.

FIRM OR STANDBY COMMITMENTS

         Each Fund may from time to time purchase securities on a "firm commitment" or "standby commitment" basis.

         Securities purchased on a firm commitment basis are purchased for delivery beyond the normal settlement date at a stated price and yield. No income accrues to the purchaser of a security on a firm commitment basis prior to delivery. Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Purchasing a security on a firm commitment basis can involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. A Fund will generally make commitments to purchase securities on a firm commitment basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. A Fund will establish a segregated account in which it will maintain liquid assets in an amount at least equal in value to the Fund's commitments to purchase securities on a firm commitment basis. If the value of these assets declines, the Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is at least equal to the amount of such commitments.

         Each Fund may purchase securities together with the right to resell the securities to the seller at an agreed-upon price or yield within a specified period prior to the maturity date of the securities. Although it is not a put option in the usual sense, such a right to resell is commonly known as a "put" and is also referred to as a "standby commitment." Each of these Funds may pay for a standby commitment either separately, in cash, or in the form of a higher price for the securities which are acquired subject to the standby commitment, thus increasing the cost of securities and reducing the yield otherwise available from the same security. The Manager and Subadvisor understand that the IRS has issued a revenue ruling to the effect that, under specified circumstances, a regulated investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The IRS has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The IRS has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. Each of these Funds intends to take the position that it is the owner of any debt securities acquired subject to a standby commitment and that tax-exempt interest earned with respect to such debt securities will be tax-exempt in its possession; however, no assurance can be given that this position would prevail if challenged. In addition, there is no assurance that firm or standby commitments will be available to a Fund, nor have the Funds assumed that such commitments would continue to be available under all market conditions.

         A standby commitment may not be used to affect a Fund's valuation of the security underlying the commitment. Any consideration paid by a Fund for the standby commitment, whether paid in cash or by paying a premium for the underlying security, which increases the cost of the security and reduces the yield otherwise available from the same security, will be accounted for by the Fund as unrealized depreciation until the standby commitment is exercised or has expired.

         Firm and standby transactions are entered into in order to secure what is considered to be an advantageous price and yield to a Fund and not for purposes of leveraging the Fund's assets. However, a Fund will not accrue any income on these securities prior to delivery. The value of firm and standby commitment agreements may vary prior to and after delivery depending on market conditions and changes in interest rate levels. There is a risk that a party with whom a Fund has entered into such transactions will not perform its commitment, which could result in a gain or loss to the Fund.

         The Funds do not believe that a Fund's net asset value per share or income will be exposed to additional risk by the purchase of securities on a firm or standby commitment basis. At the time a Fund makes the commitment to purchase a security on a firm or standby commitment basis, it will record the transaction and reflect the amount due and the value of the security in determining the Fund's net asset value per share. The market value of the firm or standby commitment securities may be more or less than the purchase price payable at the settlement date. Each Fund will establish a segregated account in which it will maintain liquid assets at least equal in value to any commitments to purchase securities on a firm or standby commitment basis. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.

WHEN-ISSUED SECURITIES

         Each Fund may from time to time purchase securities on a "when-issued" basis. Debt securities, including municipal securities, are often issued in this manner. The price of such securities, which may be expressed in yield terms, is fixed at the time a commitment to purchase is made, but delivery of and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase (60 days for municipal bonds and notes). During the period between purchase and settlement, no payment is made by a Fund and no interest accrues to the Fund. To the extent that assets of a Fund are held in cash pending the settlement of a purchase of securities, that Fund would earn no income; however, it is Funds' intention that each Fund will be fully invested to the extent practicable and subject to the policies stated herein and in the Prospectus. Although when-issued securities may be sold prior to the settlement date, each Fund intend to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons.

         When-issued transactions are entered into in order to secure what is considered to be an advantageous price and yield to a Fund and not for purposes of leveraging the Fund's assets. However, a Fund will not accrue any income on these securities prior to delivery. The value of when-issued securities may vary prior to and after delivery depending on market conditions and changes in interest rate levels. There is a risk that a party with whom a Fund has entered into such transactions will not perform its commitment, which could result in a gain or loss to the Fund.

         When-issued transactions are entered into in order to secure what is considered to be an advantageous price and yield to a Fund and not for purposes of leveraging the Fund's assets. However, a Fund will not accrue any income on the securities subject to such transactions prior to delivery. The value of when-issued securities may vary prior to and after delivery depending on market conditions and changes in interest rate levels. There is a risk that a party with whom a Fund has entered into such transactions will not perform its commitment, which could result in a gain or loss to the Fund.

         The Funds do not believe that a Fund's net asset value per share or income will be exposed to additional risk by the purchase of securities on a when-issued basis. At the time a Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the amount due and the value of the security in determining the Fund's net asset value per share. The market value of the when-issued security may be more or less than the purchase price payable at the settlement date. Each Fund will establish a segregated account in which it will maintain liquid assets at least equal in value to any commitments to purchase securities on a when-issued basis. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.

MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES

         Each Fund may buy mortgage-related and asset-backed securities. Mortgage-related and asset-backed securities are securities that derive their value from underlying pools of loans that may include interests in pools of lower rated debt securities, consumer loans or mortgages, or complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities.

         Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of a mortgage-related security with prepayment features may not increase as much as other fixed-income securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers and the creditworthiness of the parties involved. The ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Fund's Manager or Subadvisor to forecast interest rates and other economic factors correctly. Some securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk and if the security has been purchased at a premium the amount of the premium would be lost in the event of prepayment. Mortgage-related securities are interests in pools of residential or commercial mortgage loans or leases, including mortgage loans made by S&Ls, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (see "Mortgage Pass-Through Securities"). The Funds, to the extent permitted in the Prospectus, may also invest in debt securities which are secured with collateral consisting of mortgage-related securities (see "Collateralized Mortgage Obligations"), and in other types of mortgage-related securities. The MainStay Cash Reserves Fund may only invest in mortgage-backed and asset-backed securities that meet the requirements of Rule 2a-7 under the 1940 Act. While principal and interest payments on some mortgage-related securities may be guaranteed by the U.S. government, government agencies or other guarantors, the market value of such securities is not guaranteed.

         A Fund will invest only in mortgage-related (or other asset-backed) securities either (i) issued by U.S. government-sponsored corporations such as GNMA, FHLMC, and FNMA, or (ii) privately issued securities rated Baa or better by Moody's or BBB or better by S&P or, if not rated, of comparable investment quality as determined by the Fund's investment adviser. The MainStay Cash Reserves Fund observes the strict SEC mandated requirements of Rule 2a-7. In addition, if any such security is determined to be illiquid, a Fund will limit its investments in these and other illiquid instruments to not more than 10% of its net assets (15% for the MainStay Floating Rate Fund).

         Mortgage Pass-Through Securities. The Funds (other than the MainStay Mid Cap Opportunity Fund and MainStay Small Cap Opportunity Fund) may invest in mortgage pass-through securities, which are interests in pools of mortgage-related securities. Such interests differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment. Some mortgage pass-through certificates may include securities backed by adjustable-rate mortgages which bear interest at a rate that will be adjusted periodically.

         Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment, the value of the premium would be lost.

         Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. government (in the case of securities guaranteed by GNMA); or guaranteed by agencies or instrumentalities of the U.S. government (in the case of securities guaranteed by FNMA or FHLMC), which are supported only by the discretionary authority of the U.S. government to purchase the agency's obligations).

         GNMA Certificates. The principal governmental guarantor of mortgage-related securities is the GNMA. GNMA is a wholly owned U.S. government corporation within the HUD. GNMA is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as S&Ls, commercial banks and mortgage bankers) and backed by pools of FHA-insured or Veterans Administration-guaranteed mortgages. In order to meet its obligations under such guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount.

         Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include the FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by HUD and acts as a government instrumentality under authority granted by Congress. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered S&Ls, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. government. FNMA is authorized to borrow from the U.S. Treasury to meet its obligations.

         FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

         If either fixed or variable rate pass-through securities issued by the U.S. government or its agencies or instrumentalities are developed in the future, the Funds reserve the right to invest in them.

         Commercial banks, S&Ls, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the non-governmental pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Fund's Manager or Subadvisor determines that the securities meet the Fund's quality standards.

         Private Mortgage Pass-Through Securities. Commercial banks, S&Ls, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Fund's Manager or Subadvisor determines that the securities meet the Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. No Fund will purchase mortgage-related securities or any other assets which in the opinion of the Fund's Manager or Subadvisor are illiquid if, as a result, more than 10% of the value of the Fund's net assets will be illiquid (15% for the MainStay Floating Rate Fund).

         Collateralized Mortgage Obligations ("CMOs"). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

         CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first call has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

         In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third-party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bonds currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or S&Ls) to borrow against their loan portfolios.

         The eligible Funds will not invest in any privately issued CMOs that do not meet the requirements of Rule 3a-7 under the 1940 Act if, as a result of such investment, more than 5% of a Fund's net assets would be invested in any one such CMO, more than 10% of the Fund's net assets would be invested in such CMOs and other investment company securities in the aggregate, or the Fund would hold more than 3% of any outstanding issue of such CMOs.

         FHLMC Collateralized Mortgage Obligations ("FHLMC CMOs"). FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the FHLMC CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

         If collection of principal (including prepayments) on the mortgage loans during any semi-annual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

         Criteria for the mortgage loans in the pool backing the CMOs are identical to those of FHLMC PCS. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

         Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities, and may be structured in classes with rights to receive varying proportions of principal and interest. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including S&Ls, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

         The Funds' Manager or Subadvisor expects that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, a Fund's Manager or Subadvisor will, consistent with the Fund's investment objectives, policies and quality standards, consider making investments in such new types of mortgage-related securities.

         CMO Residuals. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including S&Ls, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

         The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only class of stripped mortgage-backed securities. See "Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances, a portfolio may fail to recoup fully its initial investment in a CMO residual.

         CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the 1933 Act. CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities. Each of the Funds limits its investment in CMO residuals to less than 5% of its net assets.

         CMOs may offer a higher yield than U.S. government securities, but they may also be subject to greater price fluctuation and credit risk. In addition, CMOs typically will be issued in a variety of classes or series, which have different maturities and are retired in sequence. Privately issued CMOs are not government securities nor are they supported in any way by any governmental agency or instrumentality. In the event of a default by an issuer of a CMO, there is no assurance that the collateral securing such CMO will be sufficient to pay principal and interest. It is possible that there will be limited opportunities for trading CMOs in the over-the-counter market, the depth and liquidity of which will vary from time to time.

         Stripped Mortgage-Backed Securities ("SMBS"). SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including S&Ls, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

         SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

         Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

         Under certain circumstances, a Fund's investment in residual interests in "real estate mortgage investment conduits" ("REMICs") may cause shareholders of that Fund to be deemed to have taxable income in addition to their Fund dividends and distributions and such income may not be eligible to be reduced for tax purposes by certain deductible amounts, including net operating loss deductions. In addition, in some cases, the Fund may be required to pay taxes on certain amounts deemed to be earned from a REMIC residual. Prospective investors may wish to consult their tax advisors regarding REMIC residual investments by a Fund.

         CMOs and REMICs may offer a higher yield than U.S. government securities, but they may also be subject to greater price fluctuation and credit risk. In addition, CMOs and REMICs typically will be issued in a variety of classes or series, which have different maturities and are retired in sequence. Privately issued CMOs and REMICs are not government securities nor are they supported in any way by any governmental agency or instrumentality. In the event of a default by an issuer of a CMO or a REMIC, there is no assurance that the collateral securing such CMO or REMIC will be sufficient to pay principal and interest. It is possible that there will be limited opportunities for trading CMOs and REMICs in the over-the-counter market, the depth and liquidity of which will vary from time to time. Holders of "residual" interests in REMICs (including the Fund) could be required to recognize potential phantom income, as could shareholders (including unrelated business taxable income for tax-exempt shareholders) of funds that hold such interests. The Funds will consider this rule in determining whether to invest in residual interests.

         Risks Associated with Mortgage-Backed Securities. As in the case with other fixed income securities, when interest rates rise, the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The value of some mortgage-related securities in which the Funds may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Funds, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Manager or Subadvisor to forecast interest rates and other economic factors correctly. If the Manager or Subadvisor incorrectly forecasts such factors and has taken a position in mortgage-related securities that is or becomes contrary to prevailing market trends, the Funds could be exposed to the risk of a loss.

         Investment in mortgage-related securities poses several risks, including prepayment, market, and credit risk. Prepayment risk reflects the chance that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise their prepayment options at a time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions.

         Market risk reflects the chance that the price of the security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and a Fund invested in such securities and wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold.

         Credit risk reflects the chance that a Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions.

         Other Asset-Backed Securities. The Funds' Manager and Subadvisor expect that other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future. Several types of asset-backed securities have already been offered to investors, including credit card receivables and Certificates for Automobile Receivables(SM) ("CARs(SM)"). CARs(SM) represent undivided fractional interests in a trust ("trust") whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARs(SM) are passed-through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust.

         An investor's return on CARs(SM) may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of Federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

         If consistent with a Fund's investment objective and policies, and in the case of the MainStay Cash Reserves Fund, the requirements of Rule 2a-7, a Fund also may invest in other types of asset-backed securities. Certain asset-backed securities may present the same types of risks that may be associated with mortgage-related securities.

MORTGAGE DOLLAR ROLLS

         A mortgage dollar roll ("MDR") is a transaction in which a Fund sells mortgage-related securities ("MBS") from its portfolio to a counter party from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Fund maintains a segregated account with its custodian containing securities from its portfolio having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counter party.

BRADY BONDS

         The MainStay Mid Cap Core Fund may invest a portion of its assets in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings. Brady Bonds are not considered U.S. government securities. Brady Bonds may be collateralized or uncollateralized and are issued in various currencies (primarily the U.S. dollar). U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these

Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk").

         Brady Bonds involve various risk factors, including the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. Investments in Brady Bonds are to be viewed as speculative. There can be no assurance that Brady Bonds in which the Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings.

LOAN PARTICIPATION INTERESTS

         The Funds may invest in interests in syndicated loans. A Fund's investment in syndicated loan interests may take the form of participation interests in, assignments of or novations of a corporate loan ("Syndicated Loan Interests"). The Syndicated Loan Interests may be acquired from an agent bank, co-lenders or other holders of Syndicated Loan Interests ("Participants"). In a novation, a Fund would assume all of the rights of the lender in a corporate loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. As an alternative, a Fund may purchase an assignment of all or a portion of a lender's interest in a corporate loan, in which case, the Fund may be required generally to rely on the assigning lender to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such lender's rights in the corporate loan.

         A Fund also may purchase a Syndicated Loan Interest in a portion of the rights of a lender in a corporate loan. In such a case, the Fund will be entitled to receive payments of principal, interest and fees, if any, but generally will not be entitled to enforce its rights directly against the agent bank or the borrower; rather the Fund must rely on the lending institution for that purpose. A Fund will not act as an agent bank, guarantor or sole negotiator of a structure with respect to a corporate loan.

         In a typical corporate loan involving the sale of Syndicated Loan Interests, the agent bank administers the terms of the corporate loan agreement and is responsible for the collection of principal and interest and fee payments to the credit of all lenders which are parties to the corporate loan agreement. The agent bank in such cases will be qualified under the 1940 Act to serve as a custodian for a registered investment company such as the Company and the Trust. A Fund generally will rely on the agent bank or an intermediate Participant to collect its portion of the payments on the corporate loan. The agent bank may monitor the value of the collateral and, if the value of the collateral declines, may take certain action, including accelerating the corporate loan, giving the borrower an opportunity to provide additional collateral or seeking other protection for the benefit of the Participants in the corporate loan, depending on the terms of the corporate loan agreement. Furthermore, unless under the terms of a participation agreement a Fund has direct recourse against the borrower (which is unlikely), a Fund will rely on the agent bank to use appropriate creditor remedies against the borrower. The agent bank also is responsible for monitoring compliance with covenants contained in the corporate loan agreement and for notifying holders of corporate loans of any failures of compliance. Typically, under corporate loan agreements, the agent bank is given limited discretion in enforcing the corporate loan agreement, and is obligated to follow the terms of the loan agreements and use only the same care it would use in the management of its own property. For these services, the borrower compensates the agent bank. Such compensation may include special fees paid on structuring and funding the corporate loan and other fees paid on a continuing basis.

         A financial institution's employment as an agent bank may be terminated in the event that it fails to observe the requisite standard of care or becomes insolvent, or has a receiver, conservator, or similar official appointed for it by the appropriate bank regulatory authority or becomes a debtor in a bankruptcy proceeding. A successor agent bank generally will be appointed to replace the terminated bank, and assets held by the agent bank under the corporate loan agreement should remain available to holders of corporate loans. If, however, assets held by the agent bank for the benefit of a Fund were determined by an appropriate regulatory authority or court to be subject to the claims of the agent bank's general or secured creditors, the Fund might incur certain costs and delays in realizing payment on a corporate loan, or suffer a loss of principal and/or interest. In situations involving intermediate Participants similar risks may arise.


         When a Fund acts as co-lender in connection with a Syndicated Loan Interest or when a Fund acquires a Syndicated Loan Interest the terms of which provide that the Fund will be in privity of contract with the corporate borrower, the Fund will have direct recourse against the borrower in the event the borrower fails to pay scheduled principal and interest. In all other cases, the Fund will look to the agent bank to enforce appropriate credit remedies against the borrower. In acquiring Syndicated Loan Interests a Fund's Manager or Subadvisor will conduct analysis and evaluation of the financial condition of each such co-lender and participant to ensure that the Syndicated Loan Interest meets the Fund's qualitative standards. There is a risk that there may not be a readily available market for Syndicated Loan Interests and, in some cases, this could result in a Fund disposing of such securities at a substantial discount from face value or holding such security until maturity. When a Fund is required to rely upon a lending institution to pay the Fund principal, interest, and other amounts received by the lending institution for the loan participation, the Fund will treat both the borrower and the lending institution as an "issuer" of the loan participation for purposes of certain investment restrictions pertaining to the diversification and concentration of the Fund's portfolio.


         The principal credit risk associated with acquiring Syndicated Loan Interests from a co-lender or another Participant is the credit risk associated with the underlying corporate borrower. A Fund may incur additional credit risk, however, when it is in the position of Participant rather than a co-lender because the Fund must assume the risk of insolvency of the co-lender from which the Syndicated Loan Interest was acquired and that of any person interpositioned between the Fund and the co-lender.

REAL ESTATE INVESTMENT TRUSTS ("REITS")

         A Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real-estate related loans. The Fund will not invest in real estate directly, but only in securities issued by real estate companies. However, to the extent that a Fund invests in REITs, the Fund is also subject to the risks associated with the direct ownership of real estate: declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increased competition; increases in property taxes and operating expenses; changes in zoning laws; losses due to costs resulting from the clean-up of environmental problems; liability to third parties for damages resulting from environmental problems; casualty or condemnation losses; limitations on rents; changes in neighborhood values and the appeal of properties to tenants; and changes in interest rates. Thus, the value of the Fund's shares may change at different rates compared to the value of shares of a mutual fund with investments in a mix of different industries.

         REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to qualify for tax free pass-through of income under the Code, or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, even the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. Accordingly, REIT shares can be more volatile than -- and at times will perform differently from -- large-capitalization stocks such as those found in the Dow Jones Industrial Average. In addition, because smaller-capitalization stocks are typically less liquid than large-capitalization stocks, REIT shares may sometimes experience greater share-price fluctuations than the stocks of larger companies.

RISK MANAGEMENT TECHNIQUES

         The Funds may use various techniques to increase or decrease their exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling futures contracts and options on futures contracts, entering into foreign currency transactions (such as forward contracts and options on foreign currencies) and purchasing or writing put or call options on securities and securities indices.

         The Funds may use these practices in an attempt to adjust the risk and return characteristics of their portfolios of investments. When a Fund uses such techniques in an attempt to reduce risk it is known as "hedging". If a Fund's Manager or Subadvisor judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a Fund's net asset value per share and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counter party to the transaction does not perform as promised.

         Writing Call Options. Each Fund may sell ("write") covered call options on its portfolio securities in an attempt to enhance investment performance. A call option sold by a Fund is a short-term contract, having a duration of nine months or less, which gives the purchaser of the option the right to buy, and imposes on the writer of the option (in return for a premium received) the obligation to sell, the underlying security at the exercise price upon the exercise of the option at any time prior to the expiration date, regardless of the market price of the security during the option period. A call option may be covered by, among other things, the writer's owning the underlying security throughout the option period, or by holding, on a share-for-share basis, a call on the same security as the call written, where the exercise price of the call held is equal to or less than the price of the call written, or greater than the exercise price of a call written if the difference is maintained by the Fund in liquid assets in a segregated account with its Custodian.

         A Fund may write covered call options both to reduce the risks associated with certain of its investments and to increase total investment return through the receipt of premiums. In return for the premium income, the Fund will give up the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as its obligations under the contract continue, except insofar as the premium represents a profit. Moreover, in writing the call option, the Fund will retain the risk of loss should the price of the security decline, which loss the premium is intended to offset in whole or in part. A Fund, in writing "American Style" call options, must assume that the call may be exercised at any time prior to the expiration of its obligations as a writer, and that in such circumstances the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price. In contrast, "European Style" options may only be exercised on the expiration date of the option. Covered call options and the securities underlying such options will be listed on national securities exchanges, except for certain transactions in options on debt securities and foreign securities.

         During the option period, the covered call writer has, in return for the premium received on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline.

         A Fund may protect itself from further losses due to a decline in value of the underlying security or from the loss of ability to profit from appreciation by buying an identical option, in which case the purchase cost may offset the premium. In order to do this, the Fund makes a "closing purchase transaction"--the purchase of a call option on the same security with the same exercise price and expiration date as the covered call option which it has previously written on any particular security. The Fund will realize a gain or loss from a closing purchase transaction if the amount paid to purchase a call option in a closing transaction is less or more than the amount received from the sale of the covered call option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the closing out of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund. When a security is to be sold from the Fund's portfolio, the Fund will first effect a closing purchase transaction so as to close out any existing covered call option on that security or otherwise cover the existing call option.

         A closing purchase transaction may be made only on a national or foreign securities exchange which provides a secondary market for an option with the same exercise price and expiration date, except as discussed below. There is no assurance that a liquid secondary market on an exchange or otherwise will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. If a Fund is unable to effect a closing purchase transaction involving an exchange-traded option, the Fund will not sell the underlying security until the option expires, or the Fund otherwise covers the existing option portion or the Fund delivers the underlying security upon exercise. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or purchase the underlying securities at the exercise price. Over-the-counter options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. Therefore, a closing purchase transaction for an over-the-counter option may in many cases only be made with the other party to the option.

         Each Fund pays brokerage commissions and dealer spreads in connection with writing covered call options and effecting closing purchase transactions, as well as for purchases and sales of underlying securities. The writing of covered call options could result in significant increases in a Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate. Subject to the limitation that all call option writing transactions be covered, the Funds may, to the extent determined appropriate by the Manager or Subadvisor, engage without limitation in the writing of all options on U.S. government securities. Subject to the limitation that all call option writing transactions be covered, the Funds may, to the extent determined appropriate by the Manager or Subadvisor, engage without limitation in the writing of all options on U.S. government securities.

         Writing Put Options. Each Fund may also write covered put options. A put option is a short term contract which gives the purchaser of the put option, in return for a premium, the right to sell the underlying security to the seller of the option at a specified price during the term of the option. Put options written by a Fund are agreements by a Fund, for a premium received by the Fund, to purchase specified securities at a specified price if the option is exercised during the option period. A put option written by a Fund is "covered" if the Fund maintains liquid assets with a value equal to the exercise price in a segregated account with its Custodian. A put option is also "covered" if the Fund holds on a share-for-share basis a put on the same security as the put written, where the exercise price of the put held is equal to or greater than the exercise price of the put written, or less than the exercise price of the put written if the difference is maintained by the Fund in liquid assets in a segregated account with its Custodian.

         The premium which the Funds receive from writing a put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, the option period, supply and demand and interest rates.

         A covered put writer assumes the risk that the market price for the underlying security will fall below the exercise price, in which case the writer would be required to purchase the security at a higher price than the then-current market price of the security. In both cases, the writer has no control over the time when it may be required to fulfill its obligation as a writer of the option.

         The Funds may effect a closing purchase transaction to realize a profit on an outstanding put option or to prevent an outstanding put option from being exercised. The Funds also may effect a closing purchase transaction, in the case of a put option, to permit the Funds to maintain their holdings of the deposited U.S. Treasury obligations, to write another put option to the extent that the exercise price thereof is secured by the deposited U.S. Treasury obligations, or to utilize the proceeds from the sale of such obligations to make other investments.

         If a Fund is able to enter into a closing purchase transaction, the Fund will realize a profit or loss from such transaction if the cost of such transaction is less or more than the premium received from the writing of the option. After writing a put option, the Fund may incur a loss equal to the difference between the exercise price of the option and the sum of the market value of the underlying security plus the premium received from the sale of the option.

         In addition, the Funds may also write straddles (combinations of covered puts and calls on the same underlying security). The extent to which the Funds may write covered put and call options and enter into so-called "straddle" transactions involving put or call options may be limited by the requirements of the Code for qualification as a regulated investment company and the Funds' intention that each Fund qualify as such. Subject to the limitation that all put option writing transactions be covered, the Funds may, to the extent determined appropriate by the Manager or Subadvisor, engage without limitation in the writing of options on U.S. government securities.

         Purchasing Options. Each Fund, as specified for the Fund in the Prospectus, may purchase put or call options which are traded on an exchange or in the over-the-counter market. Options traded in the over-the-counter market may not be as actively traded as those listed on an exchange and generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchange where they are traded. Accordingly, it may be more difficult to value such options and to be assured that they can be closed out at any time. The Funds will engage in such transactions only with firms the Manager or the Subadvisor deem to be of sufficient creditworthiness so as to minimize these risks.

         The Funds may purchase put options on securities to protect their holdings in an underlying or related security against a substantial decline in market value. Securities are considered related if their price movements generally correlate with one another. The purchase of put options on securities held in the portfolio or related to such securities will enable a Fund to preserve, at least partially, unrealized gains occurring prior to the purchase of the option on a portfolio security without actually selling the security. In addition, the Fund will continue to receive interest or dividend income on the security. The put options purchased by the Fund may include, but are not limited to, "protective puts," in which the security to be sold is identical or substantially identical to a security already held by the Fund or to a security which the Fund has the right to purchase. In the case of a purchased call option, the Fund would ordinarily recognize a gain if the value of the securities decreased during the option period below the exercise price sufficiently to cover the premium. The Fund would recognize a loss if the value of the securities remained above the difference between the exercise price and the premium.

         The Funds may also purchase call options on securities, which the Funds intend to purchase, to protect against substantial increases in prices of such securities pending their ability to invest in an orderly manner in such securities. The purchase of a call option would entitle the Fund, in exchange for the premium paid, to purchase a security at a specified price upon exercise of the option during the option period. The Fund would ordinarily realize a gain if the value of the securities increased during the option period above the exercise price sufficiently to cover the premium. The Fund would have a loss if the value of the securities remained below the sum of the premium and the exercise price during the option period. In order to terminate an option position, the Funds may sell put or call options identical to those previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put or call option when it was purchased.

         Special Risks Associated With Options On Securities. A Fund's purpose in selling covered options is to realize greater income than would be realized on portfolio securities transactions alone. A Fund may forego the benefits of appreciation on securities sold pursuant to call options, or pay a higher price for securities acquired pursuant to put options written by the Fund. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price, or, in the case of a call, remains less than or equal to the exercise price, the Fund will not be able to exercise profitably the option and will lose its entire investment in the option. Also, the price of a put or call option purchased to hedge against price movements in a related security may move more or less than the price of the related security.

         A Fund would ordinarily realize a gain if the value of the securities increased during the option period above the exercise price sufficiently to cover the premium. The Fund would have a loss if the value of the securities remained below the sum of the premium paid and the exercise price during the option period.

         The ability of a Fund to successfully utilize options may depend in part upon the ability of the Manager or Subadvisor to forecast interest rates and other economic factors correctly.

         The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

OPTIONS ON FOREIGN CURRENCIES

         To the extent that it invests in foreign currencies, each Fund may purchase and write options on foreign currencies. A Fund may use foreign currency options contracts for various reasons, including: to manage its exposure to changes in currency exchange rates; as an efficient means of adjusting its overall exposure to certain currencies; or in an effort to enhance its return through exposure to a foreign currency. A Fund may, for example, purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. A Fund may also use foreign currency options to protect against potential losses in positions denominated in one foreign currency against another foreign currency in which the Fund's assets are or may be denominated. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such declines in the value of portfolio securities, a Fund may purchase put options on the foreign currency. If the value of the currency does decline, that Fund will have the right to sell such currency for a fixed amount of dollars which exceeds the market value of such currency, resulting in a gain that may offset, in whole or in part, the negative effect of currency depreciation on the value of the Fund's securities denominated in that currency.

         Conversely, if a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may purchase call options on such currency. If the value of such currency does increase, the purchase of such call options would enable the Fund to purchase currency for a fixed amount of dollars which is less than the market value of such currency, resulting in a gain that may offset, at least partially, the effect of any currency-related increase in the price of securities the Fund intends to acquire. As in the case of other types of options transactions, however, the benefit a Fund derives from purchasing foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, a Fund could sustain losses on transactions in foreign currency options which would deprive it of a portion or all of the benefits of advantageous changes in such rates.

         A Fund may also write options on foreign currencies for hedging purposes. For example, if a Fund anticipates a decline in the dollar value of foreign currency-denominated securities due to declining exchange rates, it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received by the Fund.

         Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency. If rates move in the manner projected, the put option will expire unexercised and allow the Fund to offset such increased cost up to the amount of the premium. As in the case of other types of options transactions, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If unanticipated exchange rate fluctuations occur, the option may be exercised and a Fund would be required to purchase or sell the underlying currency at a loss which may not be fully offset by the amount of the premium. As a result of writing options on foreign currencies, a Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in currency exchange rates.

         A call option written on foreign currency by a Fund is "covered" if that Fund owns the underlying foreign currency subject to the call or securities denominated in that currency or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its Custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if a Fund holds a call on the same foreign currency for the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the amount of the difference is maintained by a Fund in liquid assets in a segregated account with its Custodian.

         Options on foreign currencies to be written or purchased by a Fund will be traded on U.S. and foreign exchanges or over-the- counter. Exchange-traded options generally settle in cash, whereas options traded over-the-counter may settle in cash or result in delivery of the underlying currency upon exercise of the option. As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge up to the amount of the premium received and a Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations, although, in the event of rate movements adverse to a Fund's position, a Fund may forfeit the entire amount of the premium plus related transaction costs.

         A Fund also may use foreign currency options to protect against potential losses in positions denominated in one foreign currency against another foreign currency in which the Fund's assets are or may be denominated. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position.

         Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller and generally do not have as much market liquidity as exchanged-related options. Foreign currency exchange-traded options generally settle in cash, whereas options traded over-the counter may settle in cash or result in delivery of the underlying currency upon exercise of the option.

FUTURES TRANSACTIONS

         As specified in the Prospectus, a Fund may purchase and sell futures contracts on debt securities and on indices of debt securities to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of a Fund's securities. A Fund may also enter into such futures contracts in order to lengthen or shorten the average maturity or duration of the Fund's portfolio and for other appropriate risk management and investment purposes. For example, a Fund may purchase futures contracts as a substitute for the purchase of longer-term debt securities to lengthen the average duration of a Fund's portfolio of fixed-income securities.

         A Fund, as specified in the Prospectus, may purchase and sell stock index futures to hedge the equity portion of its investment portfolio with regard to market (systematic) risk (involving the market's assessment of overall economic prospects), as distinguished from stock-specific risk (involving the market's evaluation of the merits of the issuer of a particular security) or to gain market exposure to that portion of the market represented by the futures contracts. A Fund may also purchase and sell other futures when deemed appropriate, in order to hedge the equity or non-equity portions of its portfolio. In addition, to the extent that it invests in foreign securities, and subject to any applicable restriction on the Fund's ability to invest in foreign currencies, each Fund may enter into contracts for the future delivery of foreign currencies to hedge against changes in currency exchange rates. A Fund may also purchase and write put and call options on futures contracts of the type into which such Fund is authorized to enter and may engage in related closing transactions. In the United States, all such futures on debt securities, debt index futures, stock index futures, foreign currency futures and related options will be traded on exchanges that are regulated by the Commodity Futures Trading Commission ("CFTC"). Subject to compliance with applicable CFTC rules, the Funds also may enter into futures contracts traded on foreign futures exchanges such as those located in Frankfurt, Tokyo, London or Paris as long as trading on foreign futures exchanges does not subject a Fund to risks that are materially greater than the risks associated with trading on U.S. exchanges.

         A futures contract is an agreement to buy or sell a security or currency (or to deliver a final cash settlement price in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract), for a set price at a future date. When interest rates are changing and portfolio values are falling, futures contracts can offset a decline in the value of a Fund's current portfolio securities. When interest rates are changing and portfolio values are rising, the purchase of futures contracts can secure better effective rates or purchase prices for the Fund than might later be available in the market when the Fund makes anticipated purchases. In the United States, futures contracts are traded on boards of trade which have been designated as "contract markets" or registered as derivatives transaction execution facilities by the CFTC. Futures contracts generally trade on these markets through an "open outcry" auction on the exchange floor or through competitive trading on an electronic trading system. Currently, there are futures contracts based on a variety of instruments, indices and currencies, including long-term U.S. Treasury bonds, Treasury notes, GNMA certificates, three-month U.S. Treasury bills, three-month domestic bank certificates of deposit, a municipal bond index, individual equity securities and various stock indices.

         When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its Custodian (or broker, if legally permitted) a specified amount of liquid assets ("initial margin") as a partial guarantee of its performance under the contract. The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract assuming all contractual obligations have been satisfied. Each Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day, as the value of the security, currency or index fluctuates, the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking-to-market." Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value per share, each Fund will mark-to-market its open futures positions. Moreover, each Fund will maintain sufficient liquid assets to cover its obligations under open futures contracts.

         A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

         Positions taken in the futures markets are not normally held until delivery or final cash settlement is required, but are instead liquidated through offsetting transactions which may result in a gain or a loss. While futures positions taken by a Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of underlying securities or currencies whenever it appears economically advantageous to the Fund to do so. A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing-out transactions and guarantees that as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

         Consistent with applicable law, Funds that are permitted to invest in futures contracts also will be permitted to invest in futures contracts on individual equity securities, known as single stock futures.

         Futures on Debt Securities. A futures contract on a debt security is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular future month, of securities having a standardized face value and rate of return. By purchasing futures on debt securities--assuming a "long" position--a Fund will legally obligate itself to accept the future delivery of the underlying security and pay the agreed-upon price. By selling futures on debt securities--assuming a "short" position--it will legally obligate itself to make the future delivery of the security against payment of the agreed-upon price. Open futures positions on debt securities will be valued at the most recent settlement price, unless such price does not appear to the Manager or Subadvisor to reflect the fair value of the contract, in which case the positions will be valued by or under the direction of the Board Members.

         Hedging by use of futures on debt securities seeks to establish more certainly than would otherwise be possible the effective rate of return on portfolio securities. A Fund may, for example, take a "short" position in the futures market by selling contracts for the future delivery of debt securities held by the Fund (or securities having characteristics similar to those held by the Fund) in order to hedge against an anticipated rise in interest rates that would adversely affect the value of the Fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position.

         On other occasions, a Fund may take a "long" position by purchasing futures on debt securities. This would be done, for example, when the Fund intends to purchase particular securities and it has the necessary cash, but expects the rate of return available in the securities markets at that time to be less favorable than rates currently available in the futures markets. If the anticipated rise in the price of the securities should occur (with its concomitant reduction in yield), the increased cost to the Fund of purchasing the securities will be offset, at least to some extent, by the rise in the value of the futures position taken in anticipation of the subsequent securities purchase. A Fund may also purchase futures contracts as a substitute for the purchase of longer-term securities to lengthen the average duration of the Fund's portfolio.

         The Fund could accomplish similar results by selling securities with long maturities and investing in securities with short maturities when interest rates are expected to increase or by buying securities with long maturities and selling securities with short maturities when interest rates are expected to decline. However, by using futures contracts as a risk management technique, given the greater liquidity in the futures market than in the cash market, it may be possible to accomplish the same result more easily and more quickly. Depending upon the types of futures contracts that are available to hedge a fund's portfolio of securities or portion of a portfolio, perfect correlation between that fund's futures positions and portfolio positions may be difficult to achieve. Futures contracts do not exist for all types of securities and markets for futures contracts that do exist may, for a variety of reasons, be illiquid at particular times when a Fund might wish to buy or sell a futures contract.

         Securities Index Futures. A securities index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the contract is based. A stock index is designed to reflect overall price trends in the market for equity securities.

         Stock index futures may be used to hedge the equity portion of a Fund's securities portfolio with regard to market (systematic) risk, as distinguished from stock-specific risk. The Funds may enter into stock index futures to the extent that they have equity securities in their portfolios. Similarly, the Funds may enter into futures on debt securities indices (including the municipal bond index) to the extent they have debt securities in their portfolios. By establishing an appropriate "short" position in securities index futures, a Fund may seek to protect the value of its portfolio against an overall decline in the market for securities. Alternatively, in anticipation of a generally rising market, a Fund can seek to avoid losing the benefit of apparently low current prices by establishing a "long" position in securities index futures and later liquidating that position as particular securities are in fact acquired. To the extent that these hedging strategies are successful, the Fund will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio securities, than would otherwise be the case. A Fund may also purchase futures on debt securities or indices as a substitute for the purchase of longer-term debt securities to lengthen the dollar-weighted average maturity of the Fund's debt portfolio or to gain exposure to particular markets represented by the index.

         Currency Futures. A sale of a currency futures contract creates an obligation by a Fund, as seller, to deliver the amount of currency called for in the contract at a specified future time for a specified price. A purchase of a currency futures contract creates an obligation by a Fund, as purchaser, to take delivery of an amount of currency at a specified future time at a specified price. A Fund may sell a currency futures contract if the Manager or Subadvisor anticipates that exchange rates for a particular currency will fall, as a hedge against a decline in the value of the Fund's securities denominated in such currency. If the Manager or Subadvisor anticipates that exchange rates will rise, the Fund may purchase a currency futures contract to protect against an increase in the price of securities denominated in a particular currency the Fund intends to purchase. Although the terms of currency futures contracts specify actual delivery or receipt, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the currency. Closing out of a currency futures contract is effected by entering into an offsetting purchase or sale transaction. To offset a currency futures contract sold by a Fund, the Fund purchases a currency futures contract for the same aggregate amount of currency and delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund is immediately paid the difference. Similarly, to close out a currency futures contract purchased by the Fund, the Fund sells a currency futures contract. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the offsetting sale price is less than the purchase price, the Fund realizes a loss.

         A risk in employing currency futures contracts to protect against the price volatility of portfolio securities denominated in a particular currency is that changes in currency exchange rates or in the value of the futures position may correlate imperfectly with changes in the cash prices of a Fund's securities. The degree of correlation may be distorted by the fact that the currency futures market may be dominated by short term traders seeking to profit from changes in exchange rates. This would reduce the value of such contracts for hedging purposes over a short term period. Such distortions are generally minor and would diminish as the contract approached maturity.

         Another risk is that the Manager or Subadvisor could be incorrect in its expectation as to the direction or extent of various exchange rate movements or the time span within which the movements take place.

         Options on Futures. For bona fide hedging and other appropriate risk management purposes, the Funds also may purchase and write call and put options on futures contracts which are traded on exchanges that are licensed and regulated by the CFTC for the purpose of options trading, or, subject to applicable CFTC rules, on foreign exchanges. A "call" option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a "long" position) at a specified exercise price at any time before the option expires. A "put" option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a "short" position), for a specified exercise price at any time before the option expires.

         Upon the exercise of a "call," the writer of the option is obligated to sell the futures contract (to deliver a "long" position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. Upon exercise of a "put," the writer of the option is obligated to purchase the futures contract (deliver a "short" position to the option holder) at the option exercise price, which will presumably be higher than the current market price of the contract in the futures market. When an entity exercises an option and assumes a "long" futures position, in the case of a "call," or a "short" futures position, in the case of a "put," its gain will be credited to its futures margin account, while the loss suffered by the writer of the option will be debited to its account. However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights. Instead, the writer or holder of an option will usually realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid.

         Options on futures contracts can be used by a Fund to hedge substantially the same risks and for the same duration and risk management purposes as might be addressed or served by the direct purchase or sale of the underlying futures contracts. If the Fund purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself.

         The purchase of put options on futures contracts is a means of hedging a Fund's portfolio against the risk of rising interest rates, declining securities prices or declining exchange rates for a particular currency. The purchase of a call option on a futures contract represents a means of hedging against a market advance affecting securities prices or currency exchange rates when the Fund is not fully invested or of lengthening the average maturity or duration of a Fund's portfolio. Depending on the pricing of the option compared to either the futures contract upon which it is based or upon the price of the underlying securities or currencies, it may or may not be less risky than ownership of the futures contract or underlying securities or currencies.

         In contrast to a futures transaction, in which only transaction costs are involved, benefits received in an option transaction will be reduced by the amount of the premium paid as well as by transaction costs. In the event of an adverse market movement, however, the Fund will not be subject to a risk of loss on the option transaction beyond the price of the premium it paid plus its transaction costs, and may consequently benefit from a favorable movement in the value of its portfolio securities or the currencies in which such securities are denominated that would have been more completely offset if the hedge had been effected through the use of futures.

         If a Fund writes options on futures contracts, the Fund will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. If the option is not exercised, the Fund will realize a gain in the amount of the premium, which may partially offset unfavorable changes in the value of securities held by or to be acquired for the Fund. If the option is exercised, the Fund will incur a loss in the option transaction, which will be reduced by the amount of the premium it has received, but which may partially offset favorable changes in the value of its portfolio securities or the currencies in which such securities are denominated.

         The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the underlying securities or the currencies in which such securities are denominated. If the futures price at expiration is below the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Fund's holdings of securities or the currencies in which such securities are denominated.

         The writing of a put option on a futures contract is analogous to the purchase of a futures contract. For example, if the Fund writes a put option on a futures contract on debt securities related to securities that the Fund expects to acquire and the market price of such securities increases, the net cost to a Fund of the debt securities acquired by it will be reduced by the amount of the option premium received. Of course, if market prices have declined, the Fund's purchase price upon exercise may be greater than the price at which the debt securities might be purchased in the securities market.

         While the holder or writer of an option on a futures contract may normally terminate its position by selling or purchasing an offsetting option of the same series, a Fund's ability to establish and close out options positions at fairly established prices will be subject to the maintenance of a liquid market. The Funds will not purchase or write options on futures contracts unless the market for such options has sufficient liquidity such that the risks associated with such options transactions are not at unacceptable levels.

         Limitations on Purchase and Sale of Futures Contracts and Options on Futures Contracts. A Fund will only enter into futures contracts or related options which are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automatic quotation system. The Funds will not enter into futures contracts for which the aggregate contract amounts exceed 100% of the Fund's net assets. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

         When purchasing a futures contract, a Fund will maintain with its Custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

         When selling a futures contract, a Fund will maintain with its Custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amount deposited with a futures commission merchant as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's Custodian).

         When selling a call option on a futures contract, a Fund will maintain with its Custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

         When selling a put option on a futures contract, a Fund will maintain with its Custodian (and mark-to-market on a daily basis) liquid assets that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

         The requirements for qualification as a regulated investment company also may limit the extent to which a Fund may enter into futures, options on futures or forward contracts. See "Tax Information."

         Risks Associated with Futures and Options on Futures Contracts. There are several risks associated with the use of futures contracts and options on futures contracts as hedging techniques. There can be no assurance that hedging strategies using futures will be successful. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract, which in some cases may be unlimited. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund's securities being hedged, even if the hedging vehicle closely correlates with a Fund's investments, such as with single stock futures contracts. If the price of a futures contract changes more than the price of the securities or currencies, the Fund will experience either a loss or a gain on the futures contracts which will not be completely offset by changes in the price of the securities or currencies which are the subject of the hedge. An incorrect correlation could result in a loss on both the hedged securities or currencies and the hedging vehicle so that the portfolio return might have been better had hedging not been attempted. In addition, it is not possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and options on securities, including technical influences in futures trading and options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. It is also possible that, when a Fund has sold single stock futures or stock index futures to hedge its portfolio against a decline in the market, the market may advance while the value of the particular securities held in the Fund's portfolio may decline. If this were to occur, the Fund would incur a loss on the futures contracts and also experience a decline in the value of its portfolio securities. This risk may be magnified for single stock futures transactions, as the Fund's portfolio manager must predict the direction of the price of an individual stock, as opposed to securities prices generally.

         Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

         There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent the Fund from liquidating an unfavorable position and the Fund would remain obligated to meet margin requirements until the position is closed.

         In addition to the risks that apply to all options transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions in such options will be subject to the development and maintenance of a liquid market in the options. It is not certain that such a market will develop. Although the Funds generally will purchase only those options and futures contracts for which there appears to be an active market, there is no assurance that a liquid market on an exchange will exist for any particular option or futures contract at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options with the result that a Fund would have to exercise options it has purchased in order to realize any profit and would be less able to limit its exposure to losses on options it has written.

         Additional Risks of Options on Securities, Futures Contracts, Options on Futures Contracts, and Foreign Currency. Options on securities, futures contracts, options on futures contracts, currencies and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

SWAP AGREEMENTS

         The MainStay Asset Manager Fund may enter into interest rate, index and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return or for other portfolio management purposes. Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Fund's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations which the parties to a swap agreement have agreed to exchange. Most swap agreements entered into by a Funds would calculate the obligations of the parties to the agreements on a "net" basis. Consequently, a Fund's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of liquid assets to avoid any potential leveraging of the Fund's portfolio. The MainStay Indexed Bond Fund, MainStay S&P 500 Index Fund and MainStay Asset Manager Fund may enter into swap agreements only to the extent that obligations under such agreements represent not more than 10% of the Fund's total assets.

         In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

         Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. For example, if a Fund agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease the Fund's exposure to long-term interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due.

         Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend on the Manager's or Subadvisor's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Manager or Subadvisor will cause a Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Fund's repurchase agreement guidelines. Certain restrictions imposed on the Funds by the Code may limit the Funds' ability to use swap agreements. A Fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

         Certain swap agreements are largely excluded from regulation under the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA. To qualify for this exclusion, a swap agreement must be entered into by "eligible contract participants," which include financial institutions, investment companies subject to regulation under the 1940 Act and the following, provided the participants' total assets exceed established levels: commodity pools, corporations, partnerships, proprietorships, organizations, trusts or other entities, employee benefit plans, governmental entities, broker-dealers, futures commission merchants, natural persons, or regulated foreign persons. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must be subject to individual negotiation by the parties and may not be executed or traded on trading facilities other than qualifying electronic trading facilities.

WARRANTS

         To the extent that a Fund invests in equity securities, the Funds may invest in warrants. The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, the Fund will lose its entire investment in such warrant. The MainStay Mid Cap Opportunity Fund, MainStay Small Cap Opportunity Fund, and MainStay Balanced Fund will not, however, purchase any warrant if, as a result of such purchase, 5% or more of such Fund's total assets would be invested in warrants. Included in that amount, but not to exceed 2% of the value of such Fund's total assets, may be warrants that are not listed on the New York or American Stock Exchanges. Warrants acquired by a Fund in units or attached to securities may be deemed to be without value.

SHORT SALES AGAINST THE BOX

         Each Fund (other than the MainStay Balanced Fund, MainStay Mid Cap Opportunity Fund and MainStay Small Cap Opportunity Fund) may engage in short sales, which are transactions in which a Fund sells through a broker a security it does not own in anticipation of a possible decline in market price. Each of the Funds will only enter into short sales "against the box," and such transactions will be limited to involve no more than 25% of a Fund's total assets. A short sale against the box is a short sale in which, at the time of the short sale, a Fund owns or has the right to obtain securities equivalent in kind and amount. A Fund may enter into a short sale against the box among other reasons, to hedge against a possible market decline in the value of a security owned by the Fund. If the value of a security sold short against the box increases, the Fund would suffer a loss when it purchases or delivers to the selling broker the security sold short. The proceeds of the short sale are retained by the broker pursuant to applicable margin rules. In addition, the Fund may segregate assets, equal in value to 50% of the value of the short sale, in a special account with the Fund's Custodian. The segregated assets are pledged to the broker pursuant to applicable margin rules. If a broker, with which the Fund has open short sales, were to become bankrupt, a Fund could experience losses or delays in recovering gains on short sales. A Fund will only enter into short sales against the box with brokers the Manager or Subadvisor believes are creditworthy.

RISKS ASSOCIATED WITH DEBT SECURITIES

         To the extent that a Fund invests in debt securities, it will be subject to certain risks. The value of the debt securities held by a Fund, and thus the net asset value per share of the Fund, generally will fluctuate depending on a number of factors, including, among others, changes in the perceived creditworthiness of the issuers of those securities, movements in interest rates, the average maturity of the Fund's investments, changes in the relative values of the currencies in which the Fund's investments are denominated relative to the U.S. dollar, and the extent to which the Fund hedges its interest rate, credit and currency exchange rate risks. Generally, a rise in interest rates will reduce the value of fixed income securities held by a Fund, and a decline in interest rates will increase the value of fixed income securities held by a Fund. Longer term debt securities generally pay higher interest rates than do shorter term debt securities but also may experience greater price volatility as interest rates change.

         Since shares of the Funds represent an investment in securities with fluctuating market prices, the value of shares of each Fund will vary as the aggregate value of the Fund's portfolio securities increases or decreases. Moreover, the value of lower rated debt securities that a Fund purchases may fluctuate more than the value of higher rated debt securities. Lower rated debt securities generally carry greater risk that the issuer will default on the payment of interest and principal. Lower rated fixed income securities generally tend to reflect short term corporate and market developments to a greater extent than higher rated securities which react primarily to fluctuations in the general level of interest rates. Changes in the value of securities subsequent to their acquisition will not affect cash income or yields to maturity to the Funds but will be reflected in the net asset value of the Funds' shares.

         Corporate debt securities may bear fixed, contingent, or variable rates of interest and may involve equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer, participations based on revenues, sales or profits, or the purchase of common stock in a unit transaction (where corporate debt securities and common stock are offered as a unit).

         When and if available, debt securities may be purchased at a discount from face value. From time to time, each Fund may purchase securities not paying interest or dividends at the time acquired if, in the opinion of the Manager or Subadvisor, such securities have the potential for future income (or capital appreciation, if any).

         Risks of Investing in High Yield Securities ("Junk Bonds")

         Securities rated lower than Baa by Moody's or lower than BBB by S&P (sometimes referred to as "high yield" or "junk" bonds) are not considered "investment grade". There is more price volatility, more risk of losing your principal interest, a greater possibility of the issuer going bankrupt, plus additional risks. These securities are considered speculative.

         The MainStay Mid Cap Core Fund may invest up to 20% of its total assets in debt securities, including short term instruments, which are rated below investment grade (i.e., below BBB by S&P or Baa by Moody's) or, if not rated, determined to be of equivalent quality by the Manager or Subadvisor. The lower the ratings of such securities, the greater their risks render them like equity securities. Moody's considers bonds it rates Baa to have speculative elements as well as investment grade characteristics. The Fund may invest in securities which are rated D by S&P or, if unrated, are of equivalent quality. Securities rated D may be in default with respect to payment of principal or interest.

         Investors should be willing to accept the risk associated with investment in high yield/high risk securities. Investment in high yield/high risk bonds involves special risks in addition to the risks associated with investments in higher rated debt securities. High yield/high risk bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade bonds. The prices of high yield/high risk bonds have been found to be less sensitive to interest-rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments.

         The secondary market on which high yield/high risk bonds are traded may be less liquid than the market for higher grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which the Fund could sell a high yield/high risk bond, and could adversely affect and cause large fluctuations in the daily net asset value of the Fund's shares. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield/high risk bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities.

         Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield/high risk bonds, especially in a thinly traded market.

         If the issuer of high yield/high risk bonds defaults, a Fund may incur additional expenses to seek recovery. In the case of high yield/high risk bonds structured as zero coupon or payment-in-kind securities, the market prices of such securities are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash.

         Analysis of the creditworthiness of issuers of high yield/high risk bonds may be more complex than for issuers of higher quality debt securities, and the ability of the Fund to achieve its investment objective may, to the extent of its investment in high yield/high risk bonds, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher quality bonds.

         The use of credit ratings as the sole method for evaluating high yield/high risk bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield/high risk bonds. Also, credit rating agencies may fail to change credit ratings on a timely basis to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the portfolio security if the Manager or Subadvisor, where applicable, deems it in the best interest of the Fund's shareholders. Legislation designed to limit the use of high yield/high risk bonds in corporate transactions may have a material adverse effect on a Fund's net asset value per share and investment practices. In addition, there may be special tax considerations associated with investing in high yield/high risk bonds structured as zero coupon or payment-in-kind securities. A Fund records the interest on these securities annually as income even though it receives no cash interest until the security's maturity or payment date.

         In addition, there may be special tax considerations associated with investing in high yield/high risk bonds structured as zero coupon or payment-in-kind securities. Interest on these securities is recorded annually as income even though no cash interest is received until the security's maturity or payment date. As a result, the amounts which have accrued each year are required to be distributed to shareholders and such amounts will be taxable to shareholders. Therefore, the Fund may have to sell some of its assets to distribute cash to shareholders. These actions are likely to reduce the Fund's assets and may thereby increase its expense ratios and decrease its rate of return.

ZERO COUPON BONDS

         The Funds may purchase zero coupon bonds, which are debt obligations issued without any requirement for the periodic payment of interest. Zero coupon bonds are issued at a significant discount from their face value. The discount approximates the total amount of interest the bonds would accrue and compound over the period until maturity at a rate of interest reflecting the market rate at the time of issuance. Because interest on zero coupon obligations is not paid to the Fund on a current basis but is, in effect, compounded, the value of the securities of this type is subject to greater fluctuations in response to changing interest rates than the value of debt obligations which distribute income regularly. Zero coupon bonds tend to be subject to greater market risk than interest paying securities of similar maturities. The discount represents income, a portion of which a Fund must accrue and distribute every year even though the Fund receives no payment on the investment in that year. Zero coupon bonds tend to be more volatile than conventional debt securities.

    SPECIAL CONSIDERATIONS FOR MAINSTAY ALL CAP GROWTH FUND, MAINSTAY ALL CAP VALUE FUND, MAINSTAY S&P 500 INDEX FUND, MAINSTAY MID CAP OPPORTUNITY FUND, MAINSTAY SMALL CAP OPPORTUNITY FUND, MAINSTAY ASSET MANAGER FUND, MAINSTAY
                       BALANCED FUND AND MAINSTAY INDEXED
                                    BOND FUND

         "Standard & Poor's", "S&P 500(R)", "S&P(R)", "Standard & Poor's 500(R)", "S&P 500(R) Index", "S&P MidCap 400(R) Index" and "S&P SmallCap 600(R) Index" are trademarks of The McGraw-Hill Companies, Inc. ("S&P") and have been licensed for use by an affiliate of NYLIM, the Funds' Manager. S&P does not sponsor, endorse, sell or promote any of the Funds or represent the advisability of investing in any of the Funds.

         The MainStay All Cap Growth Fund, MainStay All Cap Value Fund, MainStay S&P 500 Index Fund, MainStay Mid Cap Opportunity Fund, MainStay Small Cap Opportunity Fund, MainStay Asset Manager Fund, MainStay Balanced Fund, MainStay Indexed Bond Fund and the other MainStay Funds are not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the owners of the Funds, or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly, or the ability of the S&P 500(R) Index, the S&P MidCap 400(R) Index or the S&P SmallCap 600(R) Index to track general stock market performance. S&P's only relationship to NYLIM is the licensing of certain trademarks and trade names of S&P and of the S&P 500(R) Index, the S&P MidCap 400(R) Index or the S&P SmallCap 600(R) Index which are determined, composed and calculated by S&P without regard to NYLIM or the Funds. S&P has no obligation to take the needs of NYLIM or the shareholders of the Funds into consideration in determining, composing or calculating the S&P 500(R) Index, the S&P MidCap 400(R) Index or the S&P SmallCap 600(R) Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Funds or the timing of the issuance or sale of the Funds, or in the determination or calculation of the equation by which the Funds are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Funds.

         S&P does not guarantee the accuracy and/or the completeness of the S&P 500(R) Index, S&P MidCap 400(R) Index, S&P SmallCap 600(R) Index or any data included therein, and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by NYLIM, the shareholders of the Funds, or any other person or entity from the use of any S&P Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500(R) Index, S&P MidCap 400(R) Index, S&P SmallCap 600(R) Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

         The inclusion of a security in an index in no way implies an opinion by the index's sponsors, S&P or Salomon Smith Barney as to the attractiveness of that security as an investment.

         The Funds that are managed as index funds (MainStay S&P 500 Index Fund and MainStay Indexed Bond Fund) are not sponsored by or affiliated with the sponsors of their respective indices. The MainStay S&P 500 Index Fund is managed to parallel the performance of the S&P 500(R) Index. The weightings of stocks in the S&P 500(R) Index are based on each stock's relative total market capitalization (the stock's market price per share times the number of shares outstanding). Because of market-value weighting, as of December 31, 2003, the 10 largest companies in the S&P 500(R) Index accounted for approximately 22.75% of the market capitalization of the entire S&P 500(R) Index. As of that date, the six largest weightings in the S&P 500(R) Index as a percentage of net assets accounted for approximately 15.84% of the market capitalization of the entire S&P 500(R) Index.

         In managing the MainStay S&P 500 Index Fund, the Manager seeks to provide investment results which mirror the performance of the S&P 500(R) Index. The Manager attempts to achieve this objective by investing in all stocks in the S&P 500(R) Index in the same proportion as their representation in the Index. It is a reasonable expectation that there will be a close correlation between the MainStay S&P 500 Index Fund's performance and that of the S&P 500(R) Index in both rising and falling markets. The correlation between the performance of the MainStay S&P 500 Index Fund and the Index is expected to be at least 0.95. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the MainStay S&P 500 Index Fund's NAV, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the S&P 500(R) Index. The MainStay S&P 500 Index Fund's correlation, however, may be affected by, among other things, transaction costs, changes in either the composition of the Index or number of shares outstanding for the components of the S&P 500(R) Index, and the timing and amount of shareholder redemptions, if any.

                  The MainStay Asset Manager Fund is managed, with respect to discrete portions of its net assets, with a view to providing enhanced total return relative to the S&P 500(R) Index and the S&P MidCap 400(R) Index, and to parallel the performance of the S&P SmallCap 600(R) Index, the Morgan Stanley REIT(R) Index and the BIG Index.

         The S&P MidCap 400(R) Index consists of 400 domestic common stocks chosen for market size, liquidity, and industry group representation (bid-asked spread, ownership, share turnover and number of no trade days). The S&P MidCap 400(R) Index is an unmanaged, market-value weighted index in which each stock's weight is proportionate to its market value. As of December 31, 2003, the range of market capitalization of companies in the S&P MidCap 400(R) Index was $900 million to $3 billion.

         The S&P SmallCap 600(R) Index consists of 600 domestic common stocks chosen for market size, liquidity, and industry group representation (bid-asked spread, ownership, share turnover and number of no trade days). The S&P SmallCap 600(R) Index is an unmanaged, market-value weighted index in which each stock's weight is proportionate to its market value. As of December 31, 2003, the range of market capitalization of companies in the S&P SmallCap 600(R) Index was $250 million to $900 million.

         The Morgan Stanley REIT(R) Index is an unmanaged capitalization-weighted index of the most actively traded real estate investment trusts, and is designed to be a measure of real estate equity performance. The Morgan Stanley REIT(R) Index is calculated by Morgan Stanley and Co., Inc., and reflects reinvestment of all applicable dividends, capital gains and interest.

         The BIG Index is an unmanaged, capitalization-weighted index that contains approximately 5,500 individually priced fixed-income securities. The BIG Index is generally considered to be representative of the U.S. bond market.

         The stocks to be included in the index sample are selected according to the following procedures:

                  - For each domestic stock the average market capitalization and the average trading volume are calculated for a six-month-period ending 15 days before the update of the BIG Index sample.

                  - The same ratio is calculated for the entire market called "market alpha."

                  - To reflect both market capitalization and turnover in a single summary measure called indicator of liquidity and capitalization (the "ILC"), the ILC is computed.

                  - From an ordering of stocks according to their ILC, the top 30 stocks are selected for inclusion in the index. If a company has issued more than one class of stock, only the class with the highest ILC is allowed in the BIG Index.

         The composition of the BIG Index sample is regularly revised twice per year, usually in March and September. Extraordinary revisions are possible whenever they are considered necessary, in particular in the case of stock splits as well as new listings with a market capitalization exceeding 3% of the entire market capitalization including the new stock.

         Stocks may be withdrawn from the BIG Index sample between two consecutive revisions in the case of:

                  -        a delisting of the stock,

                  - suspensions from trading for more than 10 trading sessions, and

                  - other events which make it reasonably certain that the stock has lost liquidity and/or market value.

         In these cases replacements are made drawing upon the stocks with the next highest ILC as calculated for the last regular revision, and the weights of the individual index stocks are adjusted accordingly.

                       FUNDAMENTAL INVESTMENT RESTRICTIONS

APPLICABLE TO THE COMPANY

         The investment restrictions of each Fund of the Company set forth below are fundamental policies of each Fund; i.e., they may not be changed with respect to a Fund without shareholder approval. Shareholder approval means approval by the lesser of (1) more than 50% of the outstanding voting securities of the Fund, or (2) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy. Except for those investment policies of a Fund specifically identified as fundamental in the Prospectus and this SAI, and the Funds' objectives as described in the Prospectus, all other investment policies and practices described may be changed by the Board of Directors without the approval of shareholders.

         Unless otherwise indicated, all of the percentage limitations below, and in the investment restrictions recited in the Prospectus, apply to each Fund on an individual basis, and apply only at the time a transaction is entered into. Accordingly, except for fundamental restriction #4 to which this condition does not apply, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in a Fund's net assets will not be considered a violation of the Fund's policies or restrictions. Fundamental restrictions #2 and 3 do not apply to the MainStay Floating Rate Fund, which is a non-diversified fund.

         Each of the Company's Funds may not:

         (1) invest in a security if, as a result of such investment, 25% or more of its total assets would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (or repurchase agreements with respect thereto) and at such time that the 1940 Act is amended to permit a registered investment company to elect to be "periodically industry concentrated," (i.e., a fund that does not concentrate its investments in a particular industry would be permitted, but not required, to invest 25% or more of its assets in a particular industry) the Funds elect to be so classified and the foregoing limitation shall no longer apply with respect to the Funds;

         (2) invest in a security if, with respect to 75% of its total assets, more than 5% of its total assets would be invested in the securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities;

         (3) invest in a security if, with respect to 75% of its total assets, it would hold more than 10% of the outstanding voting securities of any one issuer, except that this restriction does not apply to U.S. government securities;

         (4) borrow money or issue senior securities, except that a Fund may (i) borrow from banks or enter into reverse repurchase agreements, but only if immediately after each borrowing there is asset coverage of 300%, and (ii) issue senior securities to the extent permitted under the 1940 Act;

         (5) lend any funds or other assets, except that a Fund may, consistent with its investment objectives and policies: (i) invest in debt obligations including bonds, debentures or other debt securities, bankers' acceptances and commercial paper, even though the purchase of such obligations may be deemed to be the making of loans; (ii) enter into repurchase agreements; and (iii) lend its portfolio securities in accordance with applicable guidelines established by the SEC and any guidelines established by the Board of Directors;

         (6) purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein);

         (7) purchase or sell commodities or commodities contracts, except that, subject to restrictions described in the Prospectus and in this SAI, (i) a Fund may enter into futures contracts on securities, currencies or on indexes of such securities or currencies, or any other financial instruments and options on such futures contracts; (ii) a Fund may enter into spot or forward foreign currency contracts and foreign currency options; or

         (8) act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the 1933 Act.

APPLICABLE TO THE TRUST

         The investment restrictions of each Fund of the Trust set forth below are fundamental policies of each Fund; i.e., they may not be changed with respect to a Fund without shareholder approval. Shareholder approval means approval by the lesser of (1) more than 50% of the outstanding voting securities of the Fund, or (2) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy. Except for those investment policies of a Fund specifically identified as fundamental in the Prospectus and this SAI, and the Funds' objectives as described in the Prospectus, all other investment policies and practices described may be changed by the Board of Trustees without the approval of shareholders.

         Unless otherwise indicated, all of the percentage limitations below, and in the investment restrictions recited in the Prospectus, apply to each Fund on an individual basis, and apply only at the time a transaction is entered into. Accordingly, except for fundamental restriction #2 to which this condition does not apply, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in a Fund's net assets will not be considered a violation of the Fund's policies or restrictions.

         Each of the Trust's Funds may not:

         (1) issue senior securities, except insofar as the Fund may be deemed to have issued a senior security in connection with any permitted borrowing;

         (2) borrow money except for (i) the short term credits from banks referred to in paragraph 9 below and (ii) borrowings from banks for temporary or emergency purposes, including the meeting of redemption requests which might require the unexpected disposition of securities. Borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the value of the Fund's total assets (including the amount borrowed) at the time the borrowing is made. Outstanding borrowings will be repaid before any subsequent investments are made;

         (3) act as an underwriter of securities of other issuers, except that the Fund may acquire restricted or not readily marketable securities under circumstances where, if such securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act. The Fund will not, however, invest (in the case of the MainStay Balanced Fund and the MainStay Small Cap Opportunity Fund) more than 10% of the value of its net assets in illiquid securities, restricted securities and not readily marketable securities and repurchase agreements of more than seven days' duration or (in the case of the MainStay Mid Cap Opportunity Fund) more than 10% of the value of its net assets in illiquid securities and repurchase agreements of more than seven days' duration;

         (4) purchase the securities of any one issuer, other than the U.S. government or any of its agencies or instrumentalities if, immediately after such purchase, more than 5% of the value of its total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to such 5% and 10% limitations;

         (5) invest more than 25% of the value of its total assets in any one industry;

         (6) purchase or otherwise acquire interests in real estate (including, in the case of the MainStay Mid Cap Opportunity Fund, interests in real estate limited partnerships) or real estate mortgage loans, or interests in oil, gas or other mineral exploration or development programs, except that the MainStay Balanced Fund may acquire mortgage-backed securities;

         (7)      purchase or acquire commodities or commodity contracts;

         (8) make loans of its assets to any person, except for the lending of portfolio securities, the purchase of debt securities and the entering into of repurchase agreements as discussed herein;

         (9) purchase securities on margin, but it may obtain such short term credits from banks as may be necessary for the clearance of purchases and sales of securities;

         (10) mortgage, pledge or hypothecate any of its assets, except as may be necessary in connection with permissible borrowings mentioned in paragraph 2 above;

         (11) purchase the securities of any other investment company (other than certain issuers of mortgage-backed and asset-backed securities), except by purchase in the open market where no commission or profit to a sponsor or dealer (other than the customary broker's commission) results from such purchase, and except when such purchase is part of a merger, consolidation or acquisition of assets;

         (12) sell securities short or invest in puts, calls, straddles, spreads or combinations thereof;

         (13) participate on a joint, or a joint and several, basis in any securities trading account; or

         (14)     invest in companies for the purpose of exercising control.

                     NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

APPLICABLE TO THE COMPANY

         In addition to the Company's fundamental investment restrictions, the Directors have voluntarily adopted certain policies and restrictions, set forth below, that are observed in the conduct of the affairs of the Company's Funds. These represent intentions of the Directors based upon current circumstances. They differ from fundamental investment policies in that the following additional investment restrictions may be changed or amended by action of the Directors without requiring prior notice to or approval of shareholders.

         Unless otherwise indicated, all percentage limitations apply to each Fund on an individual basis, and apply only at the time a transaction is entered into. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in a Fund's net assets will not be considered a violation. With respect to investment in illiquid securities, a Fund will consider taking measures to reduce the holdings of illiquid securities if they exceed the percentage limitation as a result of changes in the values of the securities as if liquid securities have become illiquid.

         Under these non-fundamental restrictions, each of the Company's Funds may not:

         (1) purchase puts, calls, straddles, spreads and any combination thereof if, as a result, the value of its aggregate investment in such classes of securities would exceed 5% of its total assets;

         (2) invest more than 10% of the net assets of a Fund (15% for the MainStay Floating Rate Fund)(taken at market value at the time of the investment) in "illiquid securities." Illiquid securities are defined to include (i) securities subject to legal or contractual restrictions on resale (other than restricted securities eligible for resale pursuant to Rule 144A or Section 4(2) under the 1933 Act determined to be liquid pursuant to guidelines adopted by the Board of Directors), (ii) securities for which market quotations are not readily available, (iii) repurchase agreements maturing in more than seven days, and
                  (iv) other instruments which for regulatory purposes or in the opinion of the Manager may be deemed to be illiquid, including certain options that a Fund has written traded over the counter and securities being used to cover options a Fund has written;

         (3) invest in other companies for the purpose of exercising control;

         (4) purchase securities on margin, except that the Fund may obtain such short term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute the purchase of securities on margin; or

         (5) sell securities short, except for covered short sales or unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options, futures and forward contracts are deemed not to constitute short sales of securities.

         For a brief summary of the extent to which the 1940 Act permits a Fund to issue senior securities, please refer to the disclosure under the heading "Borrowing" in this SAI. For a brief summary of the applicable guidelines pursuant to which a Fund may lend its funds and assets, please refer to the disclosure under the heading "Lending of Portfolio Securities" in this SAI.

         The Directors have the ultimate responsibility for determining whether specific securities are liquid or illiquid. The Directors have delegated the function of making day-to-day determinations of liquidity to the Manager or the Subadvisor pursuant to guidelines approved by the Directors.

         The Manager or the Subadvisor takes into account a number of factors in determining whether a Rule 144A security being considered for purchase by a Fund is liquid, including at least the following:

                  (i) the frequency and size of trades and quotes for the Rule 144A security relative to the size of the Fund's holding;

                  (ii) the number of dealers willing to purchase or sell the 144A security and the number of other potential purchasers;

                  (iii) dealer undertaking to make a market in the 144A security; and

                  (iv) the nature of the 144A security and the nature of the market for the 144A security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer).

         To make the determination that an issue of 4(2) commercial paper is liquid, a Manager or Subadvisor must conclude that the following conditions have been met:

(a) the 4(2) commercial paper is not traded flat or in default as to principal or interest;

(b)      the 4(2) commercial paper is rated:

         (i) in one of the two highest rating categories by at least two NRSROs; or

         (ii) if only one NRSRO rates the security, the 4(2) commercial paper is rated in one of the two highest rating categories by that NRSRO; or

         (iii) if the security is unrated, the Manager or Subadvisor has determined that the security is of equivalent quality based on factors commonly used by rating agencies; and

(c) there is a viable trading market for the specific security, taking into account all relevant factors (e.g., whether the security is the subject of a commercial paper program that is administered by an issuing and paying agent bank and for which there exists a dealer willing to make a market in the security, the size of trades relative to the size of the Fund's holding or whether the 4(2) commercial paper is administered by a direct issuer pursuant to a direct placement program).

APPLICABLE TO THE TRUST

         In addition to the Trust's fundamental investment restrictions, the Trustees have voluntarily adopted certain policies and restrictions, set forth below, that are observed in the conduct of the affairs of the Trust's Funds. These represent intentions of the Trustees based upon current circumstances. They differ from fundamental investment policies in that the following additional investment restrictions may be changed or amended by action of the Trustees without prior notice to or approval of shareholders.

         Unless otherwise indicated, all percentage limitations apply to each of the Funds on an individual basis, and apply only at the time a transaction is entered into. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in a Fund's net assets will not be considered a violation.

         Under these non-fundamental restrictions, each of the Trust's Funds may not:

         (1) purchase or retain the securities of any issuer if the Trust's officers or Trustees or the Trust's adviser owning beneficially more than one-half of one percent of the securities of any issuer together own beneficially more than 5% of such securities;

         (2) in the case of the MainStay Balanced Fund or the MainStay Small Cap Opportunity Fund, invest more than 5% of its total assets in the securities of issuers which together with any predecessors have a record of less than three years' continuous operation and equity securities of issuers which are not readily marketable; or

         (3) in the case of the MainStay Mid Cap Opportunity Fund, (i) invest more than 5% of its total assets in the securities of issuers which together with any predecessors have a record of less than three years' continuous operation, or (ii) invest more than 15% of the total assets in the securities of issuers which together with any predecessors have a record of less than three years' continuous operation or securities of issuers which are restricted as to disposition (including for this purpose Rule 144A securities).

NON-FUNDAMENTAL INVESTMENT POLICIES RELATED TO FUND NAMES

         Certain of the Funds have names that suggest that a Fund will focus on a type of investment, within the meaning of Rule 35d-1 of the 1940 Act. The Company and the Trust have each adopted a non-fundamental policy for each of these Funds to invest at least 80% of the value of its assets (net assets plus the amount of any borrowing for investment purposes) in the particular type of investments suggested by its name. Furthermore, with respect to each of these Funds, the Company and Trust have each adopted a policy to provide a Fund's shareholders with at least 60 days prior notice of any change in the policy of the Fund to invest at least 80% of its assets in the manner described below. The affected Funds and their corresponding 80% policies are as set forth in the table below.

 NAME OF FUND                            NON-FUNDAMENTAL INVESTMENT POLICY
--------------------------------------------------------------------------------
 MainStay S&P 500 Index Fund             To invest, under normal circumstances,
                                         at least 80% of its total assets in
                                         stocks connoted by the S&P 500(R)Index
--------------------------------------------------------------------------------

 MainStay Mid Cap Core Fund              To invest, under normal circumstances,
                                         at least 80% of its assets in
                                         securities of mid-capitalization
                                         companies, as defined from time to time
                                         in the current prospectus of the Fund
--------------------------------------------------------------------------------

 MainStay Mid Cap Opportunity Fund       To invest, under normal circumstances,
                                         at least 80% of its assets in
                                         securities of mid-capitalization
                                         companies, as defined from time to time
                                         in the current prospectus for the Fund
--------------------------------------------------------------------------------

 MainStay Small Cap Opportunity Fund     To invest,under normal circumstances,
                                         at least 80% of its assets in
                                         securities of small-capitalization
                                         companies, as defined from time to time
                                         in the current prospectus of the Fund
--------------------------------------------------------------------------------

 MainStay Intermediate Term Bond Fund    To invest, under normal circumstances,
                                         at least 80% of its assets in debt
                                         securities
--------------------------------------------------------------------------------

 MainStay Indexed Bond Fund              To invest, under normal circumstances,
                                         at least 80% of its total assets in
                                         debt securities connoted by the
                                         designated index (currently the BIG
                                         Index)
--------------------------------------------------------------------------------

 MainStay Short Term Bond Fund           To invest, under normal circumstances,
                                         at least 80% of its assets in debt
                                         securities
--------------------------------------------------------------------------------

 MainStay Floating Rate Fund             To invest, under normal circumstances,
                                         at least 80% of its assets in floating
                                         rate loans


                           BOARD MEMBERS AND OFFICERS

         The Board Members oversee the Funds, the Manager and the Subadvisor. Information pertaining to the Board Members and officers is set forth below. Each Board Member serves until his/her successor is elected and qualified or until his/her resignation, death or removal. Officers serve a term of one year and are elected annually by the Board Members. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010.

             INTERESTED BOARD MEMBERS OF THE COMPANY AND THE TRUST*

                                                                                                     NUMBER OF FUNDS       OTHER
                                          LENGTH OF                                                  IN FUND COMPLEX   DIRECTORSHIPS
NAME AND DATE OF     POSITION(S) WITH      TIME            PRINCIPAL OCCUPATION(S) DURING PAST 5      OVERSEEN BY        HELD BY
      BIRTH            COMPANY/TRUST       SERVED                           YEARS                        DIRECTOR         DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
Stephen C. Roussin  Chairman,              7 Years        President, Chief Operating Officer and           35          New York Life
Date of Birth:      Director/Trustee      (Company)       Manager, New York Life Investment                            Trust
7/12/63             and President                         Management LLC (including predecessor                        Company, FSB
                                                          advisory organizations) and New York
                                           3 Years        Life Investment Management Holdings LLC;
                                           (Trust)        Senior Vice President, New York Life
                                                          Insurance Company; Director, NYLIFE
                                                          Securities, Inc.; Chairman and Director,
                                                          NYLIFE Distributors LLC and MainStay
                                                          Shareholder Services; Manager, McMorgan &
                                                          Company LLC; President, Chief Executive
                                                          Officer and Trustee, The MainStay Funds
                                                          (23 portfolios); Chairman and Trustee,
                                                          New York Life Investment Management
                                                          Institutional Funds (2001-2003).

--------

* Mr. Roussin is considered to be "interested persons" of the Company and the Trust within the meaning of the 1940 Act because of his affiliation with the Company, the Trust, the Manager, the Subadvisor, New York Life Insurance Company, McMorgan & Company LLC, The MainStay Funds, MainStay VP Series Fund, Inc., McMorgan Funds, NYLIFE Securities Inc. and/or the Distributor, as described in detail in the column captioned "Principal Occupation(s) During Past 5 Years." All Board Members not considered "interested persons" may be referred to as "Non-Interested" or "Independent" throughout this SAI.

            NON-INTERESTED BOARD MEMBERS OF THE COMPANY AND THE TRUST

                                                                                            NUMBER OF FUNDS
                                                                                            IN FUND COMPLEX    OTHER DIRECTORSHIPS
  NAME AND DATE     POSITION(S) WITH   LENGTH OF TIME    PRINCIPAL OCCUPATION(S) DURING     OVERSEEN BY         HELD BY BOARD
    OF BIRTH         COMPANY/TRUST         SERVED                 PAST 5 YEARS               BOARD MEMBER            MEMBER
----------------------------------------------------------------------------------------------------------------------------------
Lawrence Glacken    Director/Trustee      13 Years                 Retired.                         12                  None
Date of Birth:                            (Company)
10/22/27

                                          3 Years
                                         (Trust)
----------------------------------------------------------------------------------------------------------------------------------
Peter Meenan        Director/Trustee      2 Years       President and Chief Executive               12            The Vantagepoint
Date of Birth:                           (Company)      Officer, Babson-United, Inc.,                                  Funds
12/5/41                                                 2000 to 2003; Trustee, New York
                                                        Life Investment Management
                                                        Institutional Funds (2001 -
                                          2 Years       2003); Consultant,1999 to 2000;
                                          (Trust)       Head of Global Funds, Citicorp,
                                                        1995 to 1999.

                                                                                            NUMBER OF FUNDS
                                                                                            IN FUND COMPLEX    OTHER DIRECTORSHIPS
  NAME AND DATE     POSITION(S) WITH   LENGTH OF TIME    PRINCIPAL OCCUPATION(S) DURING     OVERSEEN BY         HELD BY BOARD
    OF BIRTH         COMPANY/TRUST         SERVED                 PAST 5 YEARS               BOARD MEMBER            MEMBER
----------------------------------------------------------------------------------------------------------------------------------
Robert P.           Director/Trustee      13 Years       Retired. Trustee, New York Life            12            None
Mulhearn                                 (Company)              Investment Management
Date of Birth:                                                      Institutional
3/11/47                                                       Funds (2001 - 2003).

                                         3 Years
                                         (Trust)
----------------------------------------------------------------------------------------------------------------------------------
Susan B. Kerley     Lead Independent      13 Years           Trustee, New York Life                  12          Cash Reserves
Date of Birth:      Director/Trustee     (Company)               Investment Management                               Portfolio,
8/12/51                                                             Institutional                                    CitiFunds
                                                              Funds (2001 - 2003);                               Institutional
                                                         President, Strategic Management                       Trust, CitiFunds
                                          3 Years                    Advisors LLC.                                 Premium Trust,
                                          (Trust)                                                              CitiFunds Trust I,
                                                                                                                CitiFunds Trust
                                                                                                               III, Institutional
                                                                                                               Portfolio, Salomon
                                                                                                               Funds Trust, Smith
                                                                                                               Barney Investment
                                                                                                                 Series, Smith
                                                                                                               Barney Trust II,
                                                                                                               Tax Free Reserves
                                                                                                                Portfolio, U.S.
                                                                                                               Treasury Reserves
                                                                                                                  Portfolio,
                                                                                                               Variable Annuity
                                                                                                                  Portfolios

       OFFICERS (WHO ARE NOT BOARD MEMBERS) OF THE COMPANY AND THE TRUST*

                          POSITION(S) WITH
NAME AND DATE OF BIRTH     COMPANY/TRUST      LENGTH OF TIME SERVED          PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
Marc J. Brookman         Executive Vice              5 Years          Senior Managing Director, New York Life Investment Management
Date of Birth: 11/21/63  President                  (Company)         LLC (including predecessor advisory organizations);Officer,
                                                                      New York Life Trust Company; Senior Vice President, Product
                                                                      Development, MainStay Institutional Funds, Inc. and Retirement
                                                                      Plans, 1998 to 2000.
                                                     3 Years
                                                     (Trust)
------------------------------------------------------------------------------------------------------------------------------------
Patrick G. Boyle         Executive Vice              1 Year           Senior Managing Director, New York Life Investment Management
Date of Birth: 11/24/53  President                  (Company)         LLC, (including predecessor advisory organizations), 2000 to
                                                                      2002; Senior Vice President, Pension Department, New York Life
                                                                      Insurance Company, 1991 to 2000; Director, Eclipse Funds Inc.,
                                                                      1990 to 2003; Trustee, New York Life Investment Management
                                                                      Institutional Funds 2002 to 2003.
                                                     3 Years
                                                     (Trust)
------------------------------------------------------------------------------------------------------------------------------------
Jefferson C. Boyce       Senior Vice                 8 Years          Senior Managing Director, New York Life Investment Management
Date of Birth: 9/17/57   President                  (Company)         LLC (including predecessor advisory organizations); Senior
                                                                      Vice President, New York Life Insurance Company; Senior Vice
                                                                      President, The MainStay Funds; Director, NYLIFE Distributors
                                                                      LLC; Director, New York Life Trust Company.
                                                     3 Years
                                                     (Trust)
------------------------------------------------------------------------------------------------------------------------------------
Patrick J. Farrell       Treasurer, Chief           8 Years          Managing Director, New York Life Investment Management, LLC
Date of Birth: 9/27/59   Financial and              (Company)         (including predecessor advisory organizations); Vice
                         Accounting                                   President, Treasurer, Chief Financial Officer and Accounting
                         Officer and                                  Officer and Assistant Secretary, The MainStay Funds;
                         Assistant                                    Treasurer, Chief Financial Officer and Accounting Officer and
                         Secretary                   3 Years          Assistant Secretary, MainStay VP Series Fund; Chief Financial
                                                     (Trust)          Officer, McMorgan Funds (formerly McM Funds); Assistant
                                                                      Treasurer, McMorgan Fund (formerly McM Funds), 2001 to 2002.

                          POSITION(S) WITH
NAME AND DATE OF BIRTH     COMPANY/TRUST      LENGTH OF TIME SERVED          PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
Robert A.  Anselmi       Secretary                   3 Years          Senior Managing Director, General Counsel and Secretary, New
Date of Birth: 10/19/46                             (Company)         York Life Investment Management LLC (including predecessor advisory organizations); Secretary, New York Life Investment
                                                                      Management Holdings LLC; Senior Vice President, New York Life
                                                                      Insurance Company; Vice President and Secretary, McMorgan &
                                                                      Company LLC; Secretary, NYLIFE Distributors LLC.; Secretary,
                                                                      MainStay VP Series Fund, Inc and, The MainStay Funds; Managing
                                                                      Director and Senior Counsel, Lehman Brothers Inc. (October
                                                                      1998 to December 1999); General Counsel and Managing Director,
                                                                      JP Morgan Investment Management Inc. (1986 to 1998).
                                                     3 Years
                                                    (Trust)
------------------------------------------------------------------------------------------------------------------------------------
Richard W. Zuccaro       Tax Vice President         11 Years          Vice President, New York Life Insurance Company; Tax Vice
Date of Birth: 12/12/49                             (Company)         President, NYLIFE Securities Inc.; Vice President, New
                                                                      York Life Insurance and Annuity Corporation, NYLIFE
                                                                      Insurance Company of Arizona, NYLIFE LLC, NYLIFE
                                                                      Securities, Inc., NYLIFE Distributors LLC, New York Life
                                                     3 Years          Settlement Corp., New York Life Trust Company; Tax Vice
                                                     (Trust)          President, New York Life International, Inc.; Tax Vice
                                                                      President, MainStay VP Series Fund, Inc. and The MainStay
                                                                      Funds.

------------

* The Officers listed are considered to be "interested persons" of the Company or the Trust within the meaning of the 1940 Act because of their affiliation with the Company, the Trust, the Manager, the Subadvisor, New York Life Insurance Company, McMorgan & Company LLC, The MainStay Funds, MainStay VP Series Fund, Inc., McMorgan Funds, NYLIFE Securities Inc. and/or the Distributor, as described in detail in the column captioned "Principal Occupation(s) During Past 5 Years."

BOARD MEMBERS

         The Board Members oversee the Funds, the Manager and the Subadvisor. The Committees of the Board include the Audit Committee, Nominating Committee and Dividend Committee. The Board also has established a Valuation Committee and Valuation Subcommittee, which include members who are not members of the Board.

         The purpose of the Audit Committee, which meets on an as needed basis, is to (1) oversee the accounting and financial reporting policies and practices, internal controls and, as appropriate, the internal controls of certain service providers; (2) oversee the quality and objectivity of the financial statements and the independent audit thereof; and (3) act as a liaison between the independent auditors and the full Board. The members of the Audit Committee include all the Independent Board Members: Lawrence Glacken, Susan B. Kerley, Peter Meenan, and Robert P. Mulhearn. There were 5 Audit Committee meetings held during 2003.

         The purpose of the Nominating Committee is to (1) evaluate the qualifications of candidates and make nominations for independent director or trustee membership on the Board, (2) nominate members of committees of the Board and periodically review committee assignments, and (3) make recommendations to the Board concerning the responsibilities or establishment of Board committees. The members of the Nominating Committee include all the Independent Board
Members: Lawrence Glacken, Susan B. Kerley, Peter Meenan, and Robert P. Mulhearn. There were no Nominating Committee meetings held during 2003.

         The purpose of the Dividend Committee is to calculate the dividends authorized by the Board and to set the record and payment dates. The member of the Dividend Committee is Stephen C. Roussin. There were 3 Dividend Committee meetings held during 2003.

         The purpose of the Valuation Committee is to oversee the implementation of the Funds' valuation procedures and to make fair value determinations on behalf of the Board as specified in such valuation procedures. The members of the Valuation Committee, on which one or more Board Members may serve, include:
Stephen C. Roussin, Robert A. Anselmi, Patrick J. Farrell, Derek D. Burke, Peter Meenan, Robert P. Mulhearn, Lawrence Glacken and Susan B. Kerley. The Committee meets as often as necessary to ensure that each action taken by the Valuation Subcommittee is reviewed within a calendar quarter of such action. There were 4 Valuation Committee meetings held during 2003.

         The purpose of the Valuation Subcommittee, which meets on an as needed basis, is to establish prices of securities for which market quotations are not readily available or the prices of which are not often readily determinable pursuant to the Funds' valuation procedures. Meetings may be held in person or by telephone conference call. The Subcommittee may also take action via electronic mail in lieu of a meeting pursuant to the guidelines set forth in the valuation procedures. The members of the Valuation Subcommittee, on which one or more Board Members may serve, include: Stephen C. Roussin, Robert A. Anselmi, Derek D. Burke, and Patrick J. Farrell. There were no Subcommittee meetings held during 2003.

         As of December 31, 2003, the dollar range of equity securities owned by each Board Member in the Funds (including beneficially) and in any registered investment company overseen by the Board Members within the same family of investment companies as the Company and the Trust was as follows:

              INTERESTED BOARD MEMBERS OF THE COMPANY AND THE TRUST

                                                                           AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
                                         DOLLAR RANGE OF EQUITY            ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY
BOARD MEMBER                        SECURITIES IN THE COMPANY/TRUST        BOARD MEMBER IN FAMILY OF INVESTMENT COMPANIES
--------------------------------------------------------------------------------------------------------------------------
Stephen C. Roussin                               None                                           None

           NON-INTERESTED BOARD MEMBERS OF THE COMPANY AND THE TRUST

                                                                                   AGGREGATE DOLLAR RANGE OF EQUITY
                                                                          SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES
                                         DOLLAR RANGE OF EQUITY                             OVERSEEN BY DIRECTOR
  BOARD MEMBER                      SECURITIES IN THE COMPANY/TRUST                 IN FAMILY OF INVESTMENT COMPANIES
--------------------------------------------------------------------------------------------------------------------------
Lawrence Glacken                Over $100,000 (All Cap Growth Fund)       Over $100,000
--------------------------------------------------------------------------------------------------------------------------
Peter Meenan                    None                                      None
--------------------------------------------------------------------------------------------------------------------------
Robert P.  Mulhearn             $10,001 - $50,000 (All Cap Growth Fund)   Over $100,000
                                Over $100,000 (S&P 500 Index Fund)
--------------------------------------------------------------------------------------------------------------------------
Susan B.  Kerley                $50,001 - $100,000 (Cash Reserves Fund)   $50,001 - $100,000

         As of December 31, 2003, each Board Member who is not an "interested person" as that term is defined in the 1940 Act of the Company or the Trust, and his or her immediate family members, beneficially or of record owned securities in (1) an investment adviser or principal underwriter of the

Company or the Trust or (2) a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with and investment adviser or principal underwriter of the Company or the Trust as follows:

                          NON-INTERESTED BOARD MEMBERS

                             NAME OF OWNERS AND
                           RELATIONSHIP TO BOARD                        TITLE OF                                PERCENT OF
  NAME OF BOARD MEMBER             MEMBER                 COMPANY        CLASS       VALUE OF SECURITIES**        CLASS
--------------------------------------------------------------------------------------------------------------------------
Lawrence Glacken                    N/A                                                      None
--------------------------------------------------------------------------------------------------------------------------
Peter Meenan                        N/A                                                      None
--------------------------------------------------------------------------------------------------------------------------
Robert P.  Mulhearn                N/A                                                       None
--------------------------------------------------------------------------------------------------------------------------
Susan B.  Kerley                   N/A                                                       None
--------------------------------------------------------------------------------------------------------------------------


         In connection with the approval or re-approval of the Funds' existing Management Agreements and Sub-Advisory Agreements, the Board Members, including those Board Members who are not "interested persons" (as the term is defined in the 1940 Act) of the Company or the Trust, requested, received, and reviewed extensive information from the Manager and the Subadvisor. In considering whether to approve or re-approve these Agreements, and in evaluating the fairness of the compensation to be paid by a Fund, the Board Members took into account principally the nature, quality and extent of the services performed by the Manager and Subadvisor, where applicable, in relation to fees received under these Agreements. Among other things, the Board Members considered the personnel, technical resources, operations, financial condition, investment management capabilities, methodologies and performance of the Manager and Subadvisor. The Board Members also considered other factors, including the performance of other funds in the market pursuing broadly similar strategies, the fees and expenses borne by those funds, the costs to the Manager and Subadvisor of providing the services, and the profitability of their relationship with the Funds. In addition, the Board Members considered the Manager's and/or Subadvisor's internal controls and compliance programs as they effect the Funds, as well as the brokerage services received by the Funds, including the Manager's and/or Subadvisor's (i) ability to achieve best execution in effecting a Fund's portfolio trading, (ii) use of "soft dollars" to obtain brokerage and research services, (iii) use of alternative trading networks, and other policies and practices relating to the selection of broker-dealers to execute a Fund's portfolio trades. These factors were considered both by the full Board, and by the Independent Board Members meeting separately. Based on this review, it was the judgment of the Board Members and the Independent Board Members that approval or re-approval of these Agreements was in the interest of the Funds and their shareholders. The terms of the existing Management Agreements and the Sub-Advisory Agreements are discussed in more detail in the sections entitled "Management Agreements" and "Sub-Advisory Agreements."

COMPENSATION

         The following Compensation Tables reflect the compensation received by certain Board Members for the fiscal year ended October 31, 2003, from the Company, the Trust and from certain other investment companies that have the same investment adviser as the Company and the Trust or an investment adviser that is an affiliated person of the Manager. Directors and Trustees, other than those affiliated with the Manager, New York Life, the Subadvisor or the Distributor, are paid an annual retainer of $32,000, and $1,350 for each Board and each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The retainer fee is paid in the aggregate for the Company and the Trust.

     COMPENSATION TABLE FOR THE NON-INTERESTED BOARD MEMBERS OF THE COMPANY

                                                                  Pension or
                                              Aggregate          Retirement                              Total Compensation
                           Aggregate         Compensation          Benefits         Estimated Annual    From Company And Fund
                         Compensation          from the       Accrued as Part of        Benefits           Complex Paid To
    Board Member       from the Company         Trust           Fund Expenses       Upon Retirement         Board Member*
-----------------------------------------------------------------------------------------------------------------------------
Lawrence Glacken            $ 46,529           $ 16,187                None               None                   $ 71,150
-----------------------------------------------------------------------------------------------------------------------------
Susan B.  Kerley            $ 46,529           $ 16,187                None               None                   $ 71,150
-----------------------------------------------------------------------------------------------------------------------------
Peter Meenan                $ 42,479           $ 16,187                None               None                   $ 67,100
-----------------------------------------------------------------------------------------------------------------------------
Robert P.  Mulhearn         $ 42,479           $ 16,187                None               None                   $ 67,100

---------------

* Includes amounts paid by an affiliated investment company, New York Life Investment Management Institutional Funds.


         As of March 20, 2004, the Directors and officers of the Company as a group owned less than 1% of the outstanding shares of any class of common stock of each of the Funds of the Company.

         As of March 20, 2004, the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of any class of beneficial interest of each of the Funds of the Trust.

CODE OF ETHICS

         The Company, Trust, Manager, Subadvisor, and the Distributor have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. Each of these Codes of Ethics permits the personnel of the respective organizations to invest in securities for their own accounts, including securities that may be purchased or held by the Funds. A copy of each of the Codes of Ethics is on public file with, and is available from, the SEC.

                 THE MANAGER, THE SUBADVISOR AND THE DISTRIBUTOR

MANAGEMENT AGREEMENT

         Pursuant to Management Agreements entered into by the Company dated November 21, 1997 and December 5, 2000, and by the Trust dated December 12, 2000, NYLIM, subject to the supervision of the Board Members and in conformity with the stated policies of each Fund, administers each Fund's business affairs and has investment advisory responsibilities with respect to the Funds' portfolio securities. NYLIM is a wholly-owned subsidiary of New York Life.

         The Board Members, including the Independent Board Members, initially approved a Management Agreement for all series of the Company (except the MainStay Mid Cap Core Fund) and each series of the Trust at in-person meetings held on September 9, 1997 and October 20, 2000, respectively. In addition, the Board of Directors of the Company initially approved a Management

Agreement for the MainStay Mid Cap Core Fund at an in-person meeting held on December 5, 2000. Each Management Agreement remains in effect for two years following its initial effective date, and continues in effect thereafter only if such continuance is specifically approved at least annually by the Board Members or by a vote of a majority of the outstanding voting securities of the Company and the Trust (as defined in the 1940 Act and the rules thereunder) and, in either case by a majority of the Board Members who are not "interested persons" (as the term is defined in the 1940 Act) of the Company, the Trust or the Manager.

         On October 19, 2000, the Directors of the Company (i) approved a Substitution Agreement which substituted NYLIM for MainStay Management LLC as Manager to the Company's Funds, and (ii) terminated NYLIM and Monitor Capital Advisors LLC ("Monitor") as Subadvisors to certain Funds of the Company, effective on January 2, 2001.

         From the inception of the MainStay Mid Cap Opportunity Fund, MainStay Small Cap Opportunity Fund and MainStay Balanced Fund until December 12, 2000, Towneley Capital Management, Inc. ("Towneley") served as investment adviser for such Funds. On December 12, 2000, Towneley sold certain segments of its portfolio management businesses including the business, operations and activities of Towneley relating to the provision of investment advisory services to certain institutional and private accounts and to these Funds, to New York Life Investment Management Holdings LLC (the "Transaction"). As a result of the Transaction, NYLIM replaced Towneley as the investment adviser to the MainStay Mid Cap Opportunity Fund, MainStay Small Cap Opportunity Fund and MainStay Balanced Fund beginning December 12, 2000. The Transaction did not result in any increase in advisory fees for any of these Funds.

         The Manager has authorized any of its members, managers, officers and employees who have been elected or appointed as Directors, Trustees or officers of the Company and/or the Trust to serve in the capacities in which they have been elected or appointed.

         Each Management Agreement provides that the Manager shall not be liable to a Fund for any error or judgment by the Manager or for any loss sustained by a Fund except in the case of the Manager's willful misfeasance, bad faith, gross negligence or reckless disregard of duty. Each Management Agreement also provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party upon no more than 60 days' nor less than 30 days' written notice.

         In connection with its administration of the business affairs of each of the Funds, and except as indicated in the Prospectus under the heading "Know With Whom You're Investing," the Manager bears the following expenses:

(a) the salaries and expenses of all personnel of the Company, the Trust and the Manager, except the fees and expenses of the Directors not affiliated with the Manager or the Subadvisor;

(b) the fees to be paid to the Subadvisor pursuant to the Sub-Advisory Agreement; and

(c) all expenses incurred by the Manager in connection with administering the ordinary course of the Funds' business, other than those assumed by the Company, or the Trust, as the case may be.

         For its services, each Fund pays the Manager a monthly fee. (See the Prospectus under the heading "Know With Whom You're Investing".)

         For the fiscal years ended October 31, 2003, October 31, 2002 and October 31, 2001, the amount of the management fee paid by the Company's Funds to NYLIM and its predecessor, MainStay Management LLC, as applicable, was as follows:

                                           FISCAL YEAR ENDED        FISCAL YEAR ENDED       FISCAL YEAR ENDED
                                           OCTOBER 31, 2003         OCTOBER 31, 2002        OCTOBER 31, 2001
-------------------------------------------------------------------------------------------------------------
MainStay All Cap Growth Fund                  $2,772,451               $3,590,751               $6,362,048
-------------------------------------------------------------------------------------------------------------
MainStay All Cap Value Fund                   $1,323,673               $1,252,115               $3,225,430
-------------------------------------------------------------------------------------------------------------
MainStay Asset Manager Fund                   $2,348,463               $3,040,104               $3,415,626
-------------------------------------------------------------------------------------------------------------
MainStay Cash Reserves Fund                   $2,839,248               $2,516,324               $2,207,046
-------------------------------------------------------------------------------------------------------------
MainStay Floating Rate Fund(1)
-------------------------------------------------------------------------------------------------------------
MainStay Indexed Bond Fund                    $  861,503               $  507,581               $  539,365
-------------------------------------------------------------------------------------------------------------
MainStay Intermediate Term Bond Fund          $1,026,770               $  889,012               $1,089,192
-------------------------------------------------------------------------------------------------------------
MainStay Mid Cap Core Fund(2)                 $  205,552               $  209,145               $  164,377
-------------------------------------------------------------------------------------------------------------
MainStay Short Term Bond Fund                 $  223,513               $  202,470               $  192,828
-------------------------------------------------------------------------------------------------------------
MainStay S&P 500 Index Fund                   $3,856,021               $3,678,425               $4,980,100
-------------------------------------------------------------------------------------------------------------

--------------
(1) Because the MainStay Floating Rate Fund had not yet commenced operations as of the date of this SAI, no fees were paid under any Management Agreement, on behalf of this Fund, prior to that date.

(2) Because the Mid Cap Core Fund commenced investment operations on January 2, 2001, no fees were paid under any Management Agreement, on behalf of this Fund, prior to that date.

         For the fiscal period January 1, 2000 through December 12, 2000, the amount of the management fee paid by the Trust's Funds to Towneley was as follows:

                                                         PERIOD
                                                     JANUARY 1, 2000
                                                         THROUGH
                                                    DECEMBER 12,2000
--------------------------------------------------------------------
MainStay Balanced Fund                                 $  460,857
--------------------------------------------------------------------
MainStay Mid Cap Opportunity Fund                      $  559,054
--------------------------------------------------------------------
MainStay Small Cap Opportunity Fund                    $1,942,472
--------------------------------------------------------------------

         For the fiscal years ended October 31, 2003, October 31, 2002, as well as fiscal periods January 1, 2001 through October 31, 2001, and December 12, 2000 through December 31, 2000, the amount of the management fee paid by the Trust's Funds to NYLIM was as follows:

                                                                                         FISCAL PERIOD           FISCAL PERIOD
                                                                                        JANUARY 1, 2001        DECEMBER 12, 2000
                                         FISCAL YEAR ENDED      FISCAL YEAR ENDED           THROUGH          THROUGH DECEMBER 31,
                                         OCTOBER 31, 2003       OCTOBER 31, 2002        OCTOBER 31, 2001             2000
---------------------------------------------------------------------------------------------------------------------------------
MainStay Balanced Fund                       $  888,860            $  544,382              $  397,478              $ 25,092
---------------------------------------------------------------------------------------------------------------------------------
MainStay Mid Cap Opportunity Fund            $  435,716            $  527,011              $  472,267              $ 30,263
---------------------------------------------------------------------------------------------------------------------------------
MainStay Small Cap Opportunity Fund          $1,219,011            $1,284,159              $1,175,953              $ 81,611
---------------------------------------------------------------------------------------------------------------------------------

         NYLIM and its predecessor, MainStay Management LLC, have limited certain of the Company's Funds' expenses. In connection with these voluntary expense limitations, NYLIM and MainStay Management LLC, as applicable, assumed the following expenses for the fiscal years ended October 31, 2003, October 31, 2002 and October 31, 2001:

                                      FISCAL YEAR ENDED          FISCAL YEAR ENDED          FISCAL YEAR ENDED
                                      OCTOBER 31, 2003           OCTOBER 31, 2002           OCTOBER 31, 2001
-------------------------------------------------------------------------------------------------------------
MainStay All Cap Growth Fund             $  308,733                  $  396,334                $  344,495
-------------------------------------------------------------------------------------------------------------
MainStay All Cap Value Fund              $  261,135                  $  265,890                $  215,965
-------------------------------------------------------------------------------------------------------------
MainStay Asset Manager Fund              $  824,308                  $  517,847                $  222,258
-------------------------------------------------------------------------------------------------------------
MainStay Cash Reserves Fund              $  587,013                  $  580,230                $  481,676
-------------------------------------------------------------------------------------------------------------
MainStay Floating Rate Fund(1)
-------------------------------------------------------------------------------------------------------------
MainStay Mid Cap Core Fund(2)            $  100,657                  $   66,652                $   52,591
-------------------------------------------------------------------------------------------------------------
MainStay Indexed Bond Fund               $  317,065                  $  240,358                $  230,959
-------------------------------------------------------------------------------------------------------------
MainStay  Intermediate Term Bond
Fund                                     $  211,423                  $  191,950                $  188,926
-------------------------------------------------------------------------------------------------------------
MainStay Short Term Bond Fund            $  140,658                  $  121,633                $  138,114
-------------------------------------------------------------------------------------------------------------
MainStay S&P 500 Index Fund              $2,414,940                  $2,166,974                $2,670,952
-------------------------------------------------------------------------------------------------------------

------------------------

(1) Because the MainStay Floating Rate Fund had not yet commenced investment operations as of the date of this SAI, no fees were paid to or expenses assumed by the Manager under any Management Agreement, on behalf of this Fund, prior to that date.

(2) Because the MainStay Mid Cap Core Fund commenced investment operations on January 2, 2001, no fees were paid to or expenses assumed by the Manager under any Management Agreement, on behalf of this Fund, prior to that date.

         As of December 12, 2000, the Manager undertook to limit the total expenses of each series of the Trust through December 31, 2002 to that of the twelve months ended December 31, 2000, except that such caps on expenses would not limit increases in transfer agency expenses incurred by the Funds in accordance with the transfer agency arrangements in effect for these Funds prior to December 12, 2000. The Manager has agreed to continue to limit expenses in the same manner on a voluntary basis. In connection with these voluntary expenses limitations, the Manager assumed the following expenses for the Trust's Funds for the fiscal year ended October 31, 2003, October 31, 2002 and for the fiscal periods January 1, 2001 through October 31, 2001 and December 12, 2000 through December 31, 2000:

                                                                                 FISCAL PERIOD         FISCAL PERIOD
                                          FISCAL YEAR         FISCAL YEAR       JANUARY 1, 2001           DECEMBER
                                             ENDED               ENDED             THROUGH           12, 2000 THROUGH
                                       OCTOBER 31, 2003    OCTOBER 31, 2002     OCTOBER 31, 2001     DECEMBER 31, 2000
----------------------------------------------------------------------------------------------------------------------
MainStay Balanced Fund                    $  51,032           $  45,677            $  13,108               $  0
----------------------------------------------------------------------------------------------------------------------
MainStay Mid Cap Opportunity Fund         $ 115,167           $  70,343            $  18,116               $  0
----------------------------------------------------------------------------------------------------------------------
MainStay Small Cap Opportunity Fund       $  90,559           $  11,691            $       0               $  0
----------------------------------------------------------------------------------------------------------------------

SUB-ADVISORY AGREEMENT

         Pursuant to the Sub-Advisory Agreements between the Manager and the Subadvisor, regarding the MainStay Intermediate Term Bond Fund, MainStay All Cap Growth Fund, MainStay Short Term Bond Fund and MainStay All Cap Value Fund, and subject to the supervision of the Board and the Manager in conformity with the stated policies of these Funds, the Subadvisor manages such Funds' portfolios, including the purchase, retention, disposition and loan of securities. As compensation for service, the Manager, and not the Funds, pays the Subadvisor a monthly fee calculated on the basis of each of the following Fund's average daily net assets at the following annual rates:

                                      PERCENTAGE OF AVERAGE
             FUND                       DAILY NET ASSETS
-----------------------------------------------------------
MainStay All Cap Growth Fund                 0.25%
-----------------------------------------------------------
MainStay All Cap Value Fund                  0.25%
-----------------------------------------------------------
MainStay  Intermediate Term Bond
Fund                                         0.20%
-----------------------------------------------------------
MainStay Short Term Bond Fund                0.15%
-----------------------------------------------------------

         The Directors, including the Independent Directors, initially approved the Sub-Advisory Agreements at in-person meetings held September 9, 1997 and December 5, 2000. The Sub-Advisory Agreements remained in effect for two years following their respective effective dates, and continue in effect thereafter only if such continuance is specifically approved at least annually by the Board or by a vote of a majority of the outstanding voting securities of each of these Funds (as defined in the 1940 Act and the rules thereunder) and, in either case, by a majority of the Directors who are not "interested persons" (as the term is defined in the 1940 Act) of the Company, the Manager, or the Subadvisor. Prior to January 2, 2001, the Company's Funds were managed by MainStay Management LLC; the MainStay Indexed Bond Fund, the MainStay S&P 500 Index Fund and the MainStay Asset Manager Fund were sub-advised by Monitor; and the MainStay Cash Reserves Fund was sub-advised by NYLIM. On January 2, 2001, NYLIM replaced MainStay Management LLC as Manager pursuant to a substitution agreement and these Funds since that date have been advised by NYLIM directly, without a Subadvisor.

         The Subadvisor has authorized any of its directors, officers and employees who have been elected or appointed as Directors or officers of the Company or Trustees or officers of the Trust to serve in the capacities in which they have been elected or appointed. In connection with the services it renders, the Subadvisor bears the salaries and expenses of all of its personnel.

         The Sub-Advisory Agreements provide that the Subadvisor shall not be liable to a Fund for any error of judgment by the Subadvisor or for any loss sustained by a Fund except in the case of the Subadvisor's willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Sub-Advisory Agreements also provide that they shall terminate automatically if assigned and that they may be terminated without penalty by either party upon no more than 60 days' nor less than 30 days' written notice.

         For the fiscal years ended October 31, 2003, October 31, 2002 and October 31, 2001, the amount of the Sub-Advisory fees paid by NYLIM or MainStay Management LLC to MacKay Shields, Monitor or NYLIM or its predecessor, as applicable, was as follows:

                                      FISCAL YEAR          FISCAL YEAR          FISCAL YEAR
                                         ENDED                ENDED                ENDED
                                    OCTOBER 31, 2003    OCTOBER 31, 2002     OCTOBER 31, 2001(1)
-------------------------------------------------------------------------------------------------
MainStay All Cap Growth Fund           $ 679,233           $1,056,103            $1,871,191
-------------------------------------------------------------------------------------------------
MainStay All Cap Value Fund            $ 327,912           $  368,269            $  948,656
-------------------------------------------------------------------------------------------------
MainStay Asset Manager Fund(2)               N/A                  N/A                   N/A
-------------------------------------------------------------------------------------------------
MainStay Cash Reserves Fund(2)               N/A                  N/A                   N/A
-------------------------------------------------------------------------------------------------
MainStay Indexed Bond Fund(2)                N/A                  N/A                   N/A
-------------------------------------------------------------------------------------------------
MainStay  Intermediate  Term Bond      $ 227,570           $  237,070            $  290,451
Fund
-------------------------------------------------------------------------------------------------
MainStay Short Term Bond Fund          $  46,454           $   50,617            $   48,207
-------------------------------------------------------------------------------------------------
MainStay S&P 500 Index Fund(2)               N/A                  N/A                   N/A
-------------------------------------------------------------------------------------------------

--------------

(1) For the period November 1, 2000 through December 31, 2000, for the MainStay Indexed Bond Fund, MainStay Asset Manager Fund, and MainStay S&P 500 Index Fund, the Manager paid Sub-Advisory fees to Monitor in the amount of $23,857, $142,971, $124,337 and $17,100, respectively.

(2) This Fund was managed directly by NYLIM in its capacity as Manager during the fiscal years ended October 31, 2002 and October 31, 2001, and paid no Sub-Advisory fees during those periods.

DISTRIBUTION AGREEMENT

         NYLIFE Distributors LLC, a corporation organized under the laws of Delaware, serves as the distributor and principal underwriter (the "Distributor") of each Fund's shares pursuant to a Distribution Agreement, dated January 1, 1994. Prior to that time, NYLIFE Securities Inc. ("NYLIFE Securities"), an affiliated company, had acted as principal underwriter. NYLIFE Securities currently sells shares of the Funds pursuant to a dealer agreement with the Distributor. The Distributor is not obligated to sell any specific amount of the Company's or Trust's shares, and receives no compensation from the Company or the Trust under the Distribution Agreement. The Distributor, at its own expense, also may, from time to time, provide promotional incentives to dealers who sell Fund shares.

         The Distribution Agreement is subject to annual approval by the Board. The Distribution Agreement is terminable with respect to a Fund at any time, without payment of a penalty, by vote of a majority of the Independent Board Members upon 60 days' written notice to the Distributor, by vote of a majority of the outstanding voting securities of that Fund, upon 60 days' written notice to the Distributor, or by the Distributor, upon not less than 60 days' written notice to the Company and/or Trust. The Distribution Agreement will terminate in the event of its assignment.

         The shares of each Fund are offered continuously, although each Fund reserves the right to suspend or terminate such offering at any time. The Distribution Agreement for the Funds was most recently approved by the Board, including a majority of the Independent Board Members at a meeting held on April 18, 2002.

DISTRIBUTION PLANS

         The Board has adopted with respect to each of the Funds separate plans of distribution pursuant to Rule 12b-1 under the 1940 Act for Class A, Class B, Class C and Class R2 shares of each Fund (the "Class A Plans," the "Class B Plans," the "Class C Plans," the "Class R2 Plans," and, collectively, the "12b-1 Plans"). Only certain Funds currently offer Class A, Class B, Class C and Class R2 shares. Under the 12b-1 Plans, a class of shares of a Fund pays distribution and/or service fees to the Distributor as compensation for distribution and/or service activities related to that class of shares and its shareholders. Because these fees are paid out of a Fund's assets on an on-going basis, over time these fees will increase the cost of an investment and may cost a shareholder more than paying other types of sales charges. Each 12b-1 Plan provides that the distribution and/or service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor. Authorized distribution expenses include the Distributor's interest expense and profit. The Distributor anticipates that its actual expenditures will substantially exceed the distribution fee received by it during the early years of the operation of a 12b-1 Plan. For example, the Distributor will advance to dealers who sell Class B shares of the Funds an amount equal to 4% of the aggregate NAV of the shares sold. Dealers meeting certain criteria established by the Distributor, which may be changed from time to time, may receive additional compensation. In addition, with respect to Class A and Class B shares, the Distributor may pay dealers an ongoing annual service fee equal to 0.25% of the aggregate NAV of shares held by investors serviced by the dealer. With regard to Class B shares that are converted to Class A shares, the Manager may continue to pay the amount of the annual service fee to dealers after any such conversion.

         The Distributor will advance to dealers who sell Class C shares of the Funds an amount equal to 1% of the aggregate NAV of the shares sold. In addition, the Distributor may make payments quarterly to dealers in an amount up to 1.00% on an annualized basis of the average NAV of the Class C shares which are attributable to shareholders for whom the dealers are designated as dealers of record.

         In later years, its expenditures may be less than the distribution fee, thus enabling the Distributor to realize a profit in those years.

         If a 12b-1 Plan for the Funds is terminated, the Funds will owe no payments to the Distributor other than fees accrued but unpaid on the termination date. Each 12b-1 Plan may be terminated only by specific action of the Board of Trustees or shareholders.

         12b-1 Plan revenues may be used to reimburse third parties which provide various services to

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shareholders who are participants in various retirement plans. These services include aggregating and processing purchase and redemption orders for participant shareholders, processing dividend payments, forwarding shareholder communications, and recordkeeping. Persons selling or servicing different classes of shares of the Funds may receive different compensation with respect to one particular class of shares as opposed to another in the same Fund. The Distributor, at its expense, also may from time to time provide additional promotional incentives to dealers who sell Fund shares.

         Under the Class A Plans, Class A shares of a Fund pay the Distributor a monthly fee at the annual rate of 0.25% of the average daily net assets of each Fund's Class A shares for distribution or service activities, as designated by the Distributor.

         Under the current Class B Plans, a Fund's Class B shares pay a monthly distribution fee to the Distributor at the annual rate of 0.75% of the average daily net assets attributable to that Fund's Class B shares. Pursuant to the Class B Plan, the Class B shares also pay a service fee to the Distributor at the annual rate of 0.25% of the average daily net assets of a Fund's Class B shares.

         Under the Class C Plans, a Fund's Class C shares pay a monthly distribution fee to the Distributor at the annual rate of 0.75% of the average daily net assets attributable to that Fund's Class C shares. Pursuant to the Class C Plans, the Class C shares also pay a service fee to the Distributor at the annual rate of 0.25% of the average daily net assets of a Fund's Class C shares.

         Under the Class R2 Plans, Class R2 shares of a Fund pay the Distributor a monthly fee at the annual rate of 0.25% of the average daily net assets of that Fund's Class R2 shares for distribution or service activities, as designated by the Distributor.

         Each 12b-1 Plan shall continue in effect from year to year, provided such continuance is approved at least annually by the Board or by a vote of a majority of the outstanding voting securities of each of the Funds (as defined in the 1940 Act and the rules thereunder) and, in either case, by a majority of the Independent Board Members. No 12b-1 Plan may be amended to increase materially the amount to be spent for the services described therein without approval of the shareholders of the affected class of shares of a Fund, and all material amendments of a 12b-1 Plan must also be approved by the Board in the manner described above. Each 12b-1 Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Board Members, or by a vote of a majority of the outstanding voting securities of the affected Fund (as defined in the 1940 Act) on not more than 30 days' written notice to any other party to the 12b-1 Plan. So long as any 12b-1 Plan is in effect, the selection and nomination of Board Members who are not such interested persons has been committed to those Board Members who are not such interested persons. Pursuant to each 12b-1 Plan, the Distributor shall provide the Company and the Trust for review by the Board, and the Board shall review at least quarterly, a written report of the amounts expended under each 12b-1 Plan and the purpose for which such expenditures were made. In the Board's quarterly review of each 12b-1 Plan, they will consider its continued appropriateness and the level of compensation provided therein. The Board Members have determined that, in their judgment, there is a reasonable likelihood that each 12b-1 Plan will benefit the respective Fund and its shareholders.

         Pursuant to Conduct Rule 2830 of the National Association of Securities Dealers, Inc., the amount which a Fund may pay for distribution expenses, excluding service fees, is limited to 6.25% of the gross sales of the Fund's shares since inception of the Fund's Plan, plus interest at the prime rate plus 1% per annum (less any contingent deferred sales charges paid by shareholders to the Distributor or distribution fee (other than service fees) paid by the Funds to the Distributor).

         The Class A, Class B, Class C and Class R2 shares of the Funds were first offered on January 1,

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2004. Therefore no payments were made under the Class A, Class B, Class C or
Class R2 Plans as of October 31, 2003.

SHAREHOLDER SERVICES PLAN; SERVICE FEES

         The Board has adopted a separate shareholder services plan with respect to the Class R1 and Class R2 shares of the Funds (each a "Services Plan"). Only certain Funds currently offer Class R1 and R2 shares. Under the terms of the Class R1 and R2 Services Plans, each Fund is authorized to pay to NYLIM, its affiliates or independent third-party service providers, as compensation for services rendered by NYLIM to shareholders of the Class R1 and Class R2 shares, in connection with the administration of plans or programs that use Fund shares as their funding medium a shareholder servicing fee at the rate of 0.10% on an annual basis of the average daily net assets of the Class R1 and Class R2 shares.

         Under the terms of the Services Plan, each covered Fund may pay for personal services or account maintenance services, including assistance in establishing and maintaining shareholder accounts, processing purchase and redemption orders, communicating periodically with shareholders and assisting shareholders who have questions or other needs relating to their account. With respect to the Class R2 shares, these services are in addition to those services that may be provided under the Class R2 12b-1 plan. Because service fees are ongoing, over time they will increase the cost of an investment in a Fund and may cost more than other types of sales charges.

         Each Services Plan provides that it may not take effect until approved by vote of a majority of both (i) the Board and (ii) the Independent Board Members. Each Services Plan provides that it shall continue in effect so long as such continuance is specifically approved at least annually by the Board and the Independent Board Members.

         Each Services Plan provides that it may not be amended to materially increase the costs which holders of Class R1 and Class R2 shares of a Fund may bear under the Services Plan without the approval of a majority of both (i) the Board and (ii) the Independent Board Members, cast in person at a meeting called for the purpose of voting on such amendments.

         Each Services Plan provides that the Manager shall provide to the Board, and the Board shall review at least quarterly, a written report of the amounts expended in connection with the performance of service activities, and the purposes for which such expenditures were made.

                            PURCHASES AND REDEMPTIONS

         Purchases and redemptions for Class A, Class B, Class C, Class I, Class R1, and Class R2 shares are discussed in the Prospectus under the heading "Shareholder Guide," and that information is incorporated herein by reference.

         Certain clients of the Manager and the Subadvisor may purchase shares of a Fund with liquid assets with a value which is readily ascertainable (and not established only by evaluation procedures) as evidenced by a listing on a bona fide domestic or foreign exchange and which would be eligible for purchase by the Fund (consistent with such Fund's investment policies and restrictions). These transactions will be effected only if the Fund's Manager or Subadvisor intends to retain the security in the Fund as an investment. Assets so purchased by a Fund will be valued in generally the same manner as they would be valued for purposes of pricing the Fund's shares, if such assets were included in the Fund's assets at the time of the purchase. The Fund reserves the right to amend or terminate this practice at any time.

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

         The net asset value per share of each Fund is determined on each day the New York Stock Exchange is open for trading. (See "Net Asset Value" below.) Shares of each Fund are redeemable at net asset value, at the option of the Fund's shareholders.

         The Funds reserve the right to suspend or postpone redemptions during any period when: (a) trading on the New York Stock Exchange is restricted, as determined by the SEC, or that Exchange is closed for other than customary weekend and holiday closings; (b) the SEC has by order permitted such suspension; or (c) an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of net assets of one or more of the Funds not reasonably practicable.

         For shares of the Company's Funds redeemed within any 90-day period, each Fund reserves the right to pay the shareholder a maximum of $250,000 in cash, or cash equal to 1% of the Fund's net assets, whichever is less. To protect the remaining shareholders in the Fund, anything redeemed above this amount may not be paid in cash, but could be paid entirely, or in part, in the same kinds of securities held by the Fund. These securities would be valued at the same value that was assigned to them in calculating the net asset value of the shares redeemed. Even though it is highly unlikely that shares would ever actually be redeemed in kind, shareholders would probably have to pay transaction costs to sell the securities distributed to you, should such a distribution occur.

         The Trust has filed a formal election with the SEC pursuant to which the Trust will only effect a redemption in portfolio securities if the particular shareholder of record is redeeming more than $250,000 or 1% of a Fund's total net assets, whichever is less, during any 90-day period. In the opinion of the Trust's management, however, the amount of a redemption request would have to be significantly greater than $250,000 or 1% of a Fund's total net assets before a redemption wholly or partly in portfolio securities would be made. Payment of the redemption price for the shares redeemed may be made either in cash or in portfolio securities (selected at the discretion of the Trustees and taken at their value used in determining the net asset value per share of the particular Fund), or partly in cash and partly in portfolio securities. Payments will be made in cash unless the Trustees determine that making cash payments would be detrimental to the best interests of the Trust. If payment for shares redeemed is made wholly or partly in portfolio securities, brokerage costs may be incurred by the investor in converting the securities to cash. The Trust will not distribute in kind portfolio securities that are not readily marketable.

         Certain of the Funds have entered into a committed line of credit with The Bank of New York, as agent, and various other lenders, from whom a Fund may borrow up to 5% of its net assets in order to honor redemptions. The credit facility is expected to be utilized in periods when the Funds experience unusually large or unanticipated redemption requests.

                      PROXY VOTING POLICIES AND PROCEDURES

         It is the Funds' policy that proxies received by the Funds are voted in the best interests of the Funds' shareholders. The Board of the Funds has adopted Proxy Voting Policies and Procedures for the Funds that delegate all responsibility for voting proxies received relating to the Funds' portfolio securities to the Manager, subject to the oversight of the Board. The Manager has adopted its own Proxy Voting Policies and Procedures in order to assure that proxies voted on behalf of the Funds are voted in the best interests of the Funds and their shareholders. Where the Funds have retained the services of a Subadvisor to provide day-to-day portfolio management for a Fund, the Manager may delegate proxy voting authority to the Subadvisor; provided that, as specified in the Manager's Proxy Voting Policies and Procedures, the Subadvisor either (1) follows the Manager's Proxy Voting Policy and the Funds' Procedures; or (2) has demonstrated that its proxy voting policies and procedures are consistent with the Manager's Proxy Voting Policies and Procedures or are otherwise implemented in the best interests of the Manager's clients and appear to comply with governing regulations. The Funds may revoke all or part of this

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

delegation (to the Manager and/or Subadvisor as applicable) at any time by a vote of the Board.

         MANAGER'S PROXY VOTING GUIDELINES. To assist the Manager in approaching proxy voting decisions for the Funds and its other clients, the Manager has adopted proxy voting guidelines ("Guidelines") with respect to certain recurring issues. These Guidelines are reviewed on an annual basis by the Manager's Proxy Voting Committee and revised when the Proxy Voting Committee determines that a change is appropriate. The Manager has selected Institutional Shareholder Services ("ISS") - an unaffiliated third-party proxy research and voting service
- to assist it in researching and voting proxies. With respect to each proxy received, ISS researches the proxy and provides a recommendation to the Manager as to how to vote on each issue based on its research of the individual facts and circumstances of the proxy issue and its application of its research findings to the Guidelines. The Funds' portfolio managers (or other designated personnel) have the ultimate responsibility to accept or reject any ISS proxy voting recommendation ("Recommendation"). The Manager will memorialize the basis for any decision to override a Recommendation, to abstain from voting, and to resolve any conflicts as further discussed below. In addition, the Manager may choose not to vote a proxy if the cost of voting out weighs the possible benefit; if the vote would have an indeterminable or insignificant effect on the client's economic interests or the value of the portfolio holding; or if a jurisdiction imposes share blocking restrictions.

         The following examples illustrate the Manager's Guidelines with respect to certain typical proxy votes. This summary is not an exhaustive list of all the issues that may arise or of all matters addressed in the Guidelines, and whether the Manager supports or opposes a proposal will depend upon the specific facts and circumstances described in the proxy statement and other available information.

         Board of Directors. The Manager will vote on director nominees in an uncontested election on a case-by-case basis, examining such factors as the composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors' investment in the company, whether the chairman also serves as CEO, and whether a retired CEO sits on the board. In a contested election of directors, the Manager will evaluate the nominees based on such factors as the long-term financial performance of the target company relative to its industry; management's track record; background to the proxy contest; qualifications of director nominees (both slates); and evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions. The Manager generally supports proposals to fix the board size or designate a range for the board size, proposals to repeal classified boards or elect all directors annually. The Manager also supports proposals seeking that a majority or more of the board be independent. The Manager generally votes against shareholder proposals to impose a mandatory retirement age for outside directors.

         Antitakeover Defenses and Voting Related Issues. The Manager generally evaluates advance notice proposals on a case-by-case basis, supporting proposals that allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible. The Manager generally supports shareholder proposals that ask a company to submit its poison pill for shareholder ratification; proposals to allow or make easier shareholder action by written consent; and proposals to lower supermajority vote requirements. The Manager generally votes against proposals to restrict or prohibit shareholder ability to call special meetings shareholder and proposals giving the board exclusive authority to amend the bylaws.

         Capital Structure. Generally, votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a case-by-case basis using a model developed by ISS. The Manager will generally vote for proposals to create a new class of nonvoting or

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         subvoting common stock if it is intended for financing purposes with minimal or no dilution to current shareholders and if it is not designed to preserve the voting power of an insider or significant shareholder. The Manager will generally vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights and against proposals to create a new class of common stock with superior voting rights.

         Executive and Director Compensation. Proposals regarding compensation plans are reviewed on a case-by-case basis using on a methodology focusing on the transfer of shareholder wealth. Generally, the Manager will support proposals seeking additional information regarding compensation, but will vote against proposals which set absolute levels on compensation or dictate amount or form of compensation.

         Conflicts of Interest. When a proxy presents a conflict of interest, such as when the Manager has actual knowledge of a material business arrangement between a particular proxy issuer or closely affiliated entity and the Manager or an affiliated entity of the Manager, both the Funds' and the Manager's proxy voting policies and procedures mandate that the Manager follow an alternative voting procedure rather than to vote proxies in its sole discretion. In these cases, the Manager may;
         (1) cause the proxies to be voted in accordance with the recommendations of an independent service provider; (2) notify the Fund's Board, a designated Board committee or a representative of either, of the conflict of interest and seek a waiver of the conflict to permit the Manager to vote the proxies as it deems appropriate and in the best interest of Fund shareholders, under its usual policy; or
         (3) forward the proxies to the Fund's Board, a designated Board committee or a representative of either, so that the Board, the committee or the representative may vote the proxies itself. As part of its delegation of proxy voting responsibility to the Manager, the Funds also delegated to the Manager responsibility for resolving conflicts of interest based on the use of acceptable alternative voting procedure such as the one just described. If the Manager chooses to override a voting recommendation made by ISS, the manager's compliance department will review the override prior to voting to determine the existence of any potential conflicts of interest. If the compliance department determines a material conflict may exist, the issue is referred to the Manager's Proxy Voting Committee who will consider the facts and circumstances and determine whether to allow the override or take other action, such as the alternative voting procedures just mentioned.

         SUBADVISOR PROXY VOTING GUIDELINES. With respect to the All Cap Growth Fund, All Cap Value Fund, Intermediate Term Bond Fund, and Short Term Bond Fund, the Manager has delegated proxy voting authority to the Fund's Subadvisor, MacKay Shields ("MacKay"). The following examples illustrate the application of MacKay Shield's proxy voting policies and procedures with respect to certain typical proxy votes.

         MacKay has adopted proxy-voting policies and procedures designed to ensure that where clients have delegated proxy-voting authority to MacKay, all proxies are voted in the best interest of such clients without regard to the interests of MacKay or related parties. When a client retains MacKay, the firm generally determines through its investment management agreement, whether it will vote proxies on behalf of that client. Currently, MacKay uses Investor Responsibility Research Center ("IRRC") as its third-party proxy voting service provider. If the client appoints MacKay as its proxy-voting agent, the client will also instruct MacKay to vote its proxies in accordance with custom guidelines provided by the client, MacKay's Standard Guidelines (currently the same as the IRRC standard guidelines), or in the case of a Taft-Hartley client, in accordance with the IRRC Taft-Hartley guidelines. MacKay informs the client's custodian to send all proxies to IRRC. MacKay then informs IRRC that the client has appointed MacKay as its agent and instructs IRRC as to which guidelines to follow.

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         Once the appropriate guidelines have been established, each proxy must be voted in accordance with those guidelines unless a MacKay portfolio manager believes that it is in the best interest of the client(s) to vote otherwise. In those exceptional cases, the portfolio manager must draft a written dissent to the voting instruction and submit the dissent to MacKay's Legal/Compliance Department for review. If the Legal/Compliance Department determines that no "Material Conflict" exists, then the dissent will be approved and IRRC will be informed of the voting dissention. All dissenting votes are presented to MacKay's Compliance Committee for further review. If MacKay's General Counsel or Chief Compliance Officer determines that a Material Conflict exists, the matter will immediately be referred to MacKay's Compliance Committee for consideration. In accordance with Firm procedures in this area, the committee members will consider the matter and resolve the conflict as deemed appropriate under the circumstances.

         The following examples illustrate MacKay's guidelines with respect to certain typical proxy votes. This summary is not an exhaustive list of all the issues that may arise or of all matters addressed in the guidelines, and whether MacKay supports or opposes a proposal will depend upon the specific facts and circumstances described in the proxy statement and other available information.

             - Board of Directors. MacKay will generally vote for director nominees in an uncontested election. MacKay generally supports proposals to repeal classified boards and to elect all directors annually. MacKay also supports proposals seeking that a majority or more of the board be independent. MacKay generally votes against shareholder proposals to impose a mandatory retirement age for outside directors.

             - Antitakeover Defenses and Voting Related Issues. MacKay generally supports advance notice proposals. MacKay generally supports shareholder proposals that ask a company to submit its poison pill for shareholder ratification; proposals to allow or make easier shareholder action by written consent; and proposals to lower supermajority vote requirements. MacKay generally votes against proposals to restrict or prohibit shareholder ability to call special shareholder meetings and proposals giving the board exclusive authority to amend the bylaws.

             - Capital Structure. MacKay generally votes for proposals to increase the number of shares of common stock authorized for issuance. MacKay will vote against the authorization of preferred stock if the board has unlimited rights to set the terms and conditions of the shares. MacKay will vote for the issuance or exercise of stock warrants.

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
             - Executive and Director Compensation. Generally, MacKay will support proposals seeking additional information regarding compensation but will vote against proposals which set absolute levels on compensation or dictate the amount or form of compensation.

         FUNDS' PROXY VOTING RECORD. No later than August 31, 2004 (and each August thereafter), each Fund will be required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. Once filed, the most recent Form N-PX will be available on the Funds' website at www.mainstayfunds.com; or on the SEC's website at www.sec.gov. For certain Funds which do not typically invest in voting securities, the Funds' website will provide you with a toll-free telephone number which you may contact to obtain a copy of any relevant proxy voting record for those Funds.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

         Purchases and sales of securities on a securities exchange are effected by brokers, and the Funds pay a brokerage commission for this service. In transactions on stock exchanges in the United States, these commissions are negotiated, whereas on many foreign stock exchanges these commissions are fixed. In the over-the-counter markets, securities (i.e., municipal bonds, other debt securities, and some equity securities) are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. Transactions in certain over-the-counter securities also may be effected on an agency basis when the total price paid (including commission) is equal to or better than the best total prices available from other sources. In underwritten offerings, securities are usually purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

         In effecting purchases and sales of portfolio securities for the account of a Fund, the Fund's Manager or Subadvisor will seek the best execution of the Fund's orders. The Manager or the Subadvisor attempts to achieve this result by selecting broker-dealers to execute portfolio transactions on behalf of the Fund and its other clients on the basis of the broker-dealers' professional capability, the value and quality of their brokerage services and the level of their brokerage commissions. Consistent with the foregoing primary considerations, the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD") and such other policies as the Directors and Trustees may determine, the Manager and the Subadvisor may consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute the Funds' portfolio transactions.

         NYLIFE Securities (the "Affiliated Broker") may act as broker for the Funds. In order for the Affiliated Broker to effect any portfolio transactions for the Funds on an exchange, the commissions, fees or other remuneration received by the Affiliated Broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the Affiliated Broker to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arms-length transaction. The Funds will not deal with the Affiliated Broker in any portfolio transaction in which the Affiliated Broker acts as principal.

         As permitted by Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"), the Manager or the Subadvisor may cause a Fund to pay a broker-dealer (except the Affiliated Broker) which

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provides brokerage and research services to the Manager or the Subadvisor an amount of commission for effecting a securities transaction for a Fund in excess of the amount other broker-dealers would have charged for the transaction if the Manager or the Subadvisor determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Manager's or the Subadvisor's overall responsibilities to the Funds or to its other clients. The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

         Although commissions paid on every transaction will, in the judgment of the Manager or the Subadvisor, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers (except the Affiliated Broker) who were selected to execute transactions on behalf of the Funds and the Manager's or the Subadvisor's other clients in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

         Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Manager or the Subadvisor for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold through such broker-dealers, but at present, unless otherwise directed by the Funds, a commission higher than one charged elsewhere will not be paid to such a firm solely because it provided Research to the Manager or the Subadvisor. Research provided by brokers is used for the benefit of all of the Manager's or the Subadvisor's clients and not solely or necessarily for the benefit of the Funds. The Manager's or the Subadvisor's investment management personnel attempt to evaluate the quality of Research provided by brokers. Results of this effort are sometimes used by the Manager or the Subadvisor as a consideration in the selection of brokers to execute portfolio transactions.

         Certain of the Funds may participate in commission recapture programs with certain brokers selected by the Manager. Under these programs, a Fund may select a broker or dealer to effect transactions for the Fund whereby the broker or dealer uses a negotiated portion of the commissions earned on such brokerage transactions to pay bona fide operating expenses of the Fund. Such expenses may include fees paid directly to the broker or dealer, to an affiliate of the broker or dealer, or to other service providers, for transfer agency, sub-transfer agency, recordkeeping, or shareholder services or other bona fide services of the Funds.

         In certain instances there may be securities which are suitable for a Fund's portfolio as well as for that of another MainStay Fund or one or more of the other clients of the Manager or the Subadvisor. Investment decisions for a Fund and for the Manager's or the Subadvisor's other clients are made independently from those of the other accounts and investment companies that may be managed by the Manager or the Subadvisor with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases

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

this system could have a detrimental effect on the price or volume of the security in a particular transaction as far as a Fund is concerned. The Manager and Subadvisor each believes that over time Funds' ability to participate in volume transactions will produce better executions for the Funds.

         The management fees paid by the Company and the Trust, on behalf of each Fund, to the Manager and the Sub-Advisory fee that the Manager pays, on behalf of certain Funds, to the Subadvisor will not be reduced as a consequence of the Manager's or the Subadvisor's receipt of brokerage and research services. To the extent a Fund's portfolio transactions are used to obtain such services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid, by an amount that cannot be presently determined. Such services would be useful and of value to the Manager and the Subadvisor in serving both the Funds and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Manager and the Subadvisor in carrying out their obligations to the Funds.

         The table below shows information on brokerage commissions paid by each of the Funds for the fiscal years ended October 31, 2003, October 31, 2002 and October 31, 2001, all of which were paid to entities that are not affiliated with the Funds, the Manager or the Distributor.


                                                                TOTAL BROKERAGE
                                                              COMMISSIONS PAID(1)
                                     ---------------------------------------------------------------------
                                        FISCAL YEAR               FISCAL YEAR               FISCAL YEAR
                                          ENDED                     ENDED                     ENDED
                                     OCTOBER 31, 2003          OCTOBER 31, 2002         OCTOBER 31,2001(2)
----------------------------------------------------------------------------------------------------------
MainStay All Cap Growth Fund            $ 305,590                 $ 694,693                 $ 658,636
----------------------------------------------------------------------------------------------------------
MainStay All Cap Value Fund             $ 316,811                 $ 392,120                 $ 975,559
----------------------------------------------------------------------------------------------------------
MainStay Asset Manager Fund             $ 620,936                 $  85,436                 $ 109,224
----------------------------------------------------------------------------------------------------------
MainStay Balanced Fund                  $ 318,289                 $ 147,402                 $  77,331
----------------------------------------------------------------------------------------------------------
MainStay Cash Reserves Fund(1)                N/A                       N/A                       N/A
----------------------------------------------------------------------------------------------------------
MainStay Intermediate Term
Bond Fund (1)                                 N/A                       N/A                       N/A
----------------------------------------------------------------------------------------------------------
MainStay Indexed Bond Fund (1)                N/A                       N/A                       N/A
----------------------------------------------------------------------------------------------------------
MainStay Mid Cap Core Fund(1)           $  90,499                 $  83,586                 $  83,105
----------------------------------------------------------------------------------------------------------
MainStay Mid Cap Opportunity
Fund                                    $ 187,855                 $ 147,620                 $ 121,783
----------------------------------------------------------------------------------------------------------
MainStay Small Cap Opportunity
Fund                                    $ 807,315                 $ 623,102                 $ 522,605
----------------------------------------------------------------------------------------------------------
MainStay Short Term Bond
Fund(1)                                       N/A                       N/A                       N/A
----------------------------------------------------------------------------------------------------------
MainStay S&P 500 Index Fund             $ 166,120                 $  59,336                 $  62,354
----------------------------------------------------------------------------------------------------------

---------------

(1) The MainStay Intermediate Term Bond Fund, MainStay Indexed Bond Fund, MainStay Cash Reserves Fund and MainStay Short Term Bond Fund paid no brokerage commissions during the reported periods. In addition, because the MainStay Mid Cap Core Fund began operations on January 2, 2001, that Fund paid no brokerage commissions prior to that date.

1) Information shown for the MainStay Balanced Fund, MainStay Mid Cap Opportunity Fund, and the MainStay Small Cap Opportunity Fund is for the ten-month fiscal period ended October 31, 2001.

The significant increases in brokerage commissions paid by the Asset Manager Fund, during the most recent fiscal year over prior fiscal years was primarily caused by the Manager's actively managed strategy. Additionally, there was increased shareholder activity which also contributed to increased brokerage commissions. The significant increases in brokerage commissions paid by the Balanced Fund during the most recent fiscal year over prior fiscal years was primarily caused by the increase in the Fund's assets over that time period. The significant decreases in brokerage commissions paid by the All Cap Growth Fund during the most recent fiscal year over prior fiscal years was primarily caused by a lower portfolio turnover rate and lower overall commission rates.

The following table shows the dollar amount of brokerage commissions paid to brokers that provided research services during the fiscal year ended October 31, 2003 and the dollar amount of the transactions involved.

                                                  TOTAL AMOUNT OF
                                                TRANSACTIONS WHERE                TOTAL BROKERAGE
                                            COMMISSIONS PAID TO BROKERS           COMMISSIONS PAID
                                              THAT PROVIDED RESEARCH          TO BROKERS THAT PROVIDED
                                                     SERVICES                         RESEARCH
------------------------------------------------------------------------------------------------------
MainStay All Cap Growth Fund                       $ 74,893,830                       $ 91,572
------------------------------------------------------------------------------------------------------
MainStay All Cap Value Fund                        $ 43,552,322                       $ 61,661
------------------------------------------------------------------------------------------------------
MainStay Asset Manager Fund                        $417,861,116                       $317,560
------------------------------------------------------------------------------------------------------
MainStay Balanced Fund                             $ 69,117,089                       $144,872
------------------------------------------------------------------------------------------------------
MainStay Cash Reserves Fund                                 N/A                            N/A
------------------------------------------------------------------------------------------------------
MainStay Intermediate Term Bond
Fund                                                        N/A                            N/A
------------------------------------------------------------------------------------------------------
MainStay Indexed Bond Fund                                  N/A                            N/A
------------------------------------------------------------------------------------------------------
MainStay Mid Cap Core Fund                         $ 50,056,451                       $ 43,211
------------------------------------------------------------------------------------------------------
MainStay Mid Cap Opportunity Fund                  $ 48,319,215                       $101,183
------------------------------------------------------------------------------------------------------
MainStay Small Cap Opportunity Fund                $136,470,752                       $377,850
------------------------------------------------------------------------------------------------------
MainStay Short Term Bond Fund                               N/A                            N/A
------------------------------------------------------------------------------------------------------
MainStay S&P 500 Index Fund                        $108,134,529                       $ 97,114
------------------------------------------------------------------------------------------------------

         For the period January 1, 2000 through December 12, 2000 the Trust's Funds paid brokerage commissions to affiliated brokers as follows:

                                   TOTAL AMOUNT OF TRANSACTIONS                TOTAL BROKERAGE
                                   WHERE COMMISSIONS PAID FOR THE         COMMISSIONS PAID FOR THE
                                 FISCAL PERIOD ENDED DECEMBER 12,            FISCAL PERIOD ENDED
                                               2000                           DECEMBER 12, 2000
--------------------------------------------------------------------------------------------------
MainStay Mid Cap Opportunity
Fund                                       $137,641,665                           $194,884
--------------------------------------------------------------------------------------------------
MainStay Small Cap Opportunity
Fund                                        251,174,313                            665,167
--------------------------------------------------------------------------------------------------
MainStay Balanced Fund                       77,938,591                            112,578
--------------------------------------------------------------------------------------------------

         For the period December 12, 2000 through December 31, 2000, none of the Funds paid any brokerage commissions to affiliated brokers.


         As of October 31, 2003, the following Funds held securities of their regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parent companies:

             FUNDS                           BROKER-DEALER                       MARKET VALUE
---------------------------------------------------------------------------------------------
MainStay All Cap Growth Equity
Fund                              Bank of America                                $  4,596,811
                                  -----------------------------------------------------------
                                  Merrill Lynch, Pierce, Fenner & Smith          $    427,085
                                  -----------------------------------------------------------
                                  Morgan Stanley Dean Witter                     $  6,145,440
---------------------------------------------------------------------------------------------
MainStay S&P 500 Index Fund       Bank of America                                $ 11,041,813
                                  -----------------------------------------------------------
                                  Bear, Stearns Securities Corp.                 $    740,082
                                  -----------------------------------------------------------
                                  Goldman Sachs Group                            $  4,338,180
                                  -----------------------------------------------------------
                                  J.P. Morgan Chase & Co.                        $  7,132,289
                                  -----------------------------------------------------------
                                  Lehman Brothers Inc.                           $  1,703,088
                                  -----------------------------------------------------------
                                  Merrill Lynch, Pierce, Fenner & Smith          $  5,387,318
                                  -----------------------------------------------------------
                                  Morgan Stanley Dean Witter                     $  5,823,024
---------------------------------------------------------------------------------------------
MainStay Mid Cap Core Fund        Instinet Corp.                                 $      8,973
                                  -----------------------------------------------------------
                                  Jefferies & Co.                                $     29,481
---------------------------------------------------------------------------------------------
MainStay Mid Cap Opportunity
Fund                              Bear, Stearns Securities Corp.                 $    159,896
                                  -----------------------------------------------------------
                                  Lehman Brothers Inc.                           $    122,400
---------------------------------------------------------------------------------------------
MainStay All Cap Value Fund       Bank of America                                $  4,278,745
                                  -----------------------------------------------------------
                                  Goldman Sachs Group                            $  4,882,800
                                  -----------------------------------------------------------
                                  Merrill Lynch, Pierce, Fenner & Smith          $  2,610,720
                                  -----------------------------------------------------------
                                  Morgan Stanley Dean Witter                     $  2,999,485
                                  -----------------------------------------------------------
                                  UBS Securities L.L.C.                          $  2,849,837
---------------------------------------------------------------------------------------------
MainStay Intermediate Term Bond
Fund                              Bank of America                                $    863,512
                                  -----------------------------------------------------------
                                  Bank of America                                $  4,477,000
                                  -----------------------------------------------------------
                                  Bear, Stearns Securities Corp.                 $    375,921
                                  -----------------------------------------------------------
                                  Goldman Sachs Group                            $    337,979
                                  -----------------------------------------------------------
                                  Goldman Sachs Group                            $  2,174,101
                                  -----------------------------------------------------------
                                  Merrill Lynch, Pierce, Fenner & Smith          $  6,232,521
                                  -----------------------------------------------------------
                                  Merrill Lynch, Pierce, Fenner & Smith          $  3,806,000
                                  -----------------------------------------------------------
                                  Morgan Stanley Dean Witter                     $    518,288
                                  -----------------------------------------------------------
                                  Morgan Stanley Dean Witter                     $  2,999,485
                                  -----------------------------------------------------------
                                  UBS Securities L.L.C.                          $  4,664,733
---------------------------------------------------------------------------------------------

             FUNDS                           BROKER-DEALER                       MARKET VALUE
---------------------------------------------------------------------------------------------
MainStay Indexed Bond Fund        Bank of America                                $    253,594
                                  -----------------------------------------------------------
                                  Bank of America                                $    583,599
                                  -----------------------------------------------------------
                                  Bear, Stearns Securities Corp.                 $    259,606
                                  -----------------------------------------------------------
                                  Credit Suisse First Boston                     $    259,800
                                  -----------------------------------------------------------
                                  Credit Suisse First Boston                     $    276,080
                                  -----------------------------------------------------------
                                  Goldman Sachs Group                            $    261,331
                                  -----------------------------------------------------------
                                  Goldman Sachs Group                            $    282,735
                                  -----------------------------------------------------------
                                  J.P. Morgan Chase & Co.                        $    561,193
                                  -----------------------------------------------------------
                                  Lehman Brothers Inc.                           $    272,275
                                  -----------------------------------------------------------
                                  Lehman Brothers Inc.                           $    281,746
                                  -----------------------------------------------------------
                                  Merrill Lynch, Pierce, Fenner & Smith          $    272,388
                                  -----------------------------------------------------------
                                  Morgan Stanley Dean Witter                     $    249,177
                                  -----------------------------------------------------------
                                  Morgan Stanley Dean Witter                     $    270,941
                                  -----------------------------------------------------------
                                  Morgan Stanley Dean Witter                     $    278,369
                                  -----------------------------------------------------------
                                  Salomon Smith Barney                           $    542,628
                                  -----------------------------------------------------------
                                  UBS Securities L.L.C.                          $  8,813,496
---------------------------------------------------------------------------------------------
MainStay Cash Reserves Fund       Credit Suisse First Boston                     $  3,437,696
                                  -----------------------------------------------------------
                                  Goldman Sachs Group                            $  4,998,417
                                  -----------------------------------------------------------
                                  Lehman Brothers Inc.                           $  5,016,117
                                  -----------------------------------------------------------
                                  Merrill Lynch, Pierce, Fenner & Smith          $  5,948,002
                                  -----------------------------------------------------------
                                  Morgan Stanley Dean Witter                     $  9,999,133
---------------------------------------------------------------------------------------------
MainStay Short Term Bond Fund     Bank of America                                $    519,907
                                  -----------------------------------------------------------
                                  Bank of America                                $  1,400,000
---------------------------------------------------------------------------------------------
MainStay Asset Manager Fund       Bank of America                                $    507,189
                                  -----------------------------------------------------------
                                  Bank of America                                $  1,257,421
                                  -----------------------------------------------------------
                                  Bear, Stearns Securities Corp.                 $    270,414
                                  -----------------------------------------------------------
                                  Credit Suisse First Boston                     $    259,800
                                  -----------------------------------------------------------
                                  Goldman Sachs Group                            $    156,799
                                  -----------------------------------------------------------
                                  Goldman Sachs Group                            $     99,841
                                  -----------------------------------------------------------
                                  Jefferies & Co.                                $     31,062
                                  -----------------------------------------------------------
                                  J.P. Morgan Chase & Co.                        $    262,402
                                  -----------------------------------------------------------
                                  J.P. Morgan Chase & Co.                        $  1,779,814
                                  -----------------------------------------------------------
                                  Lehman Brothers Inc.                           $    281,746
                                  -----------------------------------------------------------
                                  Lehman Brothers Inc.                           $    760,392
---------------------------------------------------------------------------------------------

             FUNDS                           BROKER-DEALER                       MARKET VALUE
---------------------------------------------------------------------------------------------
                                  Merrill Lynch, Pierce, Fenner & Smith          $    255,557
                                  -----------------------------------------------------------
                                  Merrill Lynch, Pierce, Fenner & Smith          $  2,009,011
                                  -----------------------------------------------------------
                                  Morgan Stanley Dean Witter                     $    278,369
                                  -----------------------------------------------------------
                                  Morgan Stanley Dean Witter                     $    224,802
                                  -----------------------------------------------------------
                                  UBS Securities L.L.C.                          $  4,642,732
---------------------------------------------------------------------------------------------
MainStay Balanced Fund            Bank of America                                $  1,028,924
                                  -----------------------------------------------------------
                                  Bear, Stearns Securities Corp.                 $    762,002
                                  -----------------------------------------------------------
                                  Bear, Stearns Securities Corp.                 $    206,027
                                  -----------------------------------------------------------
                                  J.P. Morgan Chase & Co.                        $    327,666
                                  -----------------------------------------------------------
                                  J.P. Morgan Chase & Co.                        $    536,777
                                  -----------------------------------------------------------
                                  Lehman Brothers Inc.                           $    624,054
                                  -----------------------------------------------------------
                                  Lehman Brothers Inc.                           $    393,844
                                  -----------------------------------------------------------
                                  Lehman Brothers Inc.                           $    777,600
                                  -----------------------------------------------------------
                                  Merrill Lynch, Pierce, Fenner & Smith          $    775,268
---------------------------------------------------------------------------------------------

         A Fund's portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the Fund's portfolio securities. For purposes of this calculation, portfolio securities will exclude purchases and sales of debt securities having a maturity at the date of purchase of one year or less.

         The turnover rate for a Fund will vary from year-to-year and depending on market conditions, turnover could be greater in periods of unusual market movement and volatility. A higher turnover rate generally would result in greater brokerage commissions or other transactional expenses which must be borne, directly or indirectly, by the Fund and, ultimately, by the Fund's shareholders. High portfolio turnover may result in increased brokerage commissions and in the realization of a substantial increase in net short-term capital gains by the Fund which, when distributed to non-tax-exempt shareholders, will be treated as dividends (ordinary income). During the most recent fiscal year, the Asset Manager Fund experienced a material increase in its portfolio turnover ratio due to increased shareholder activity. During the most recent fiscal year, the Indexed Bond Fund experienced a material increase in its portfolio turnover ratio due to market conditions allowing for an opportunity to increase mortgage dollar roll transactions.

                 PURCHASE, REDEMPTION, EXCHANGES AND REPURCHASE

HOW TO PURCHASE SHARES OF THE FUNDS

GENERAL INFORMATION

         Each class of shares of a Fund represents an interest in the same portfolio of investments of the Fund, has the same rights and are identical in all respects, except that, to the extent applicable, each class bears its own service and distribution expenses and may bear incremental transfer agency costs resulting from its sales arrangements. Class A, Class B, Class C and Class R2 shares of each Fund have exclusive voting rights with respect to provisions of the Rule 12b-1 plan for such class of a Fund pursuant to which its distribution and service fees are paid, and each class has similar exchange privileges. As compared to

Class A shares, the net income attributable to Class B and Class C shares and the dividends payable on Class B and Class C shares will be reduced by the amount of the higher Rule 12b-1 fee and incremental expenses associated with such class. Likewise, the NAV of the Class B and Class C shares generally will be reduced by such class specific expenses (to the extent the Fund has undistributed net income) and investment performance of Class B and Class C shares will be lower than that of Class A shares. As compared to Class A shares, the Class R1 shares have lower on-going expenses than Class A shares and are not subject to a front-end sales charge. The investment performance of Class R1 shares will generally be higher than that of Class A shares. As compared to Class R1 shares, the Class R2 shares have higher class specific expenses, including a distribution and service fee payable pursuant to a Rule 12b-1 plan. The investment performance of Class R2 shares will generally be lower than that of Class R1 shares. Class I shares have the lowest on-going expenses and are not subject to an initial or contingent sales charge. Class I, Class R1 and Class R2 shares of the Funds are available only to eligible investors, as set forth in the Prospectus and may be changed from time to time. For additional information on the features of Class A, Class B and Class C shares, see "Alternative Sales Arrangements."

BY MAIL

         Initial purchases of shares of the Funds should be made by mailing the completed application form to the investor's registered representative. Shares of any Fund, except the Cash Reserves Fund, may be purchased at the NAV per share next determined after receipt in good order of the purchase order by that Fund plus any applicable sales charge. In the case of the Cash Reserves Fund (which seeks to maintain a constant NAV of $1.00 per share), the share purchase is effected at the NAV next determined after receipt in good order of the purchase order by Boston Financial Data Services, Inc., the sub-transfer agent for the Funds.

BY TELEPHONE

         For all Funds, other than the Cash Reserves Fund, an investor may make an initial investment in the Funds by having his or her registered representative telephone MSS between 8:00 am and 4:00 pm, eastern time, on any day the NYSE is open. The purchase will be effected at the NAV per share next determined following receipt of the telephone order as described above plus any applicable sales charge. An application and payment must be received in good order by MSS within three business days. All telephone calls are recorded to protect shareholders and MSS. For a description of certain limitations on the liability of the Funds and MSS for transactions effected by telephone, see "Buying and Selling MainStay Shares" in the Prospectus.

BY WIRE

         An investor may open an account and invest by wire by having his or her registered representative telephone MSS between 8:00 am and 6:00 pm, eastern time, to obtain an account number and instructions. For both initial and subsequent investments, federal funds should be wired to:

         STATE STREET BANK AND TRUST COMPANY

         ABA NO. 011-0000-28
         ATTN: CUSTODY AND SHAREHOLDER SERVICES
         FOR CREDIT: MAINSTAY ________________ FUND-CLASS______
         SHAREHOLDER NAME _______________________________
         SHAREHOLDER ACCOUNT NO. _____________________________
         DDA ACCOUNT NUMBER 99029415
         AN APPLICATION MUST BE RECEIVED BY MSS WITHIN THREE BUSINESS DAYS.

         The investor's bank may charge the investor a fee for the wire. To make a purchase effective the same day, the registered representative must call MSS by 12:00 noon eastern time, and federal funds must be received by MSS before 4:00 pm eastern time.

         Wiring money to the Funds will reduce the time a shareholder must wait before redeeming or exchanging shares, because when a shareholder purchases by check or by Automated Clearing House ("ACH") payment, the Funds may withhold payment for up to 10 days from the date the check or ACH purchase is received.

ADDITIONAL INVESTMENTS

         Additional investments in a Fund may be made at any time by mailing a check payable to the MainStay Funds, P.O. Box 8401, Boston, Massachusetts 02266-8401. The shareholder's account number and the name of the Fund and class of shares must be included with each investment. Purchases will be effected at the NAV per share plus any applicable sales charge as described above.

         The Fund's officers may waive the initial and subsequent investment minimums for certain purchases when they deem it appropriate, including, but not limited to, purchases through certain qualified retirement plans; purchases by the Board Members; New York Life and its subsidiaries and their employees, officers, directors or agents or former employees; through financial services firms that have entered into an agreement with the Funds or New York Life Distributors; New York Life employee and agent investment plans; investments resulting from distributions by other New York Life products and NYLIFE Distributors LLC products; and purchases by certain individual participants.

SYSTEMATIC INVESTMENT PLANS

         Investors whose bank is a member of the ACH may purchase shares of a Fund through AutoInvest. AutoInvest facilitates investments by using electronic debits, authorized by the shareholder, to a checking or savings account, for share purchases. When the authorization is accepted (usually within two weeks of receipt) a shareholder may purchase shares by calling MSS, toll free at 1-800-MAINSTAY (1-800-624-6782) (between 8:00 am and 4:00 pm, eastern time). The investment will be effected at the NAV per share next determined after receipt in good order of the order, plus any applicable sales charge, and normally will be credited to the shareholder's Fund account within two business days thereafter. Shareholders whose bank is an ACH member also may use AutoInvest to automatically purchase shares of a Fund on a scheduled basis by electronic debit from an account designated by the shareholder on an application form. The initial investment must be in accordance with the investment amounts previously mentioned. Subsequent minimum investments are $50 monthly, $100 quarterly, $250 semiannually, or $500 annually. The investment day may be any day from the first through the twenty-eighth of the respective month. Redemption proceeds from Fund shares purchased by AutoInvest may not be paid until 10 days or more after the purchase date. Fund shares may not be redeemed by AutoInvest.

OTHER INFORMATION

         Investors may, subject to the approval of the MainStay Funds, the Distributor, the Manager and the Subadvisor to the particular Fund, purchase shares of a Fund with liquid securities that are eligible for purchase by that Fund and that have a value that is readily ascertainable. These transactions will be effected only if the Subadvisor intends to retain the security in the Fund as an investment. The Fund reserves the right to amend or terminate this practice at any time. An investor must call MainStay at 1-800-MAINSTAY (1-800-624-6782) before sending any securities. The Funds and the Distributor reserve the right to redeem shares of any shareholder who has failed to provide the Fund with a certified Taxpayer I.D. number or such other tax-related certifications as the Fund may require. A notice of redemption, sent by first class mail to the shareholder's address of record, will fix a date not less than 30 days after the mailing date, and shares will be redeemed at the NAV determined as of the close of business on that date unless a certified Taxpayer I.D. number (or such other information as the Fund has requested) has been provided.

ALTERNATIVE SALES ARRANGEMENTS

INITIAL SALES CHARGE ALTERNATIVE CLASS A SHARES

         The sales charge on Class A shares of the Funds is a variable percentage of the public offering price depending upon the investment orientation of the Fund and the amount of the sale. There is no sales charge on purchases of shares in the Cash Reserves Fund.

         The sales charge applicable to an investment in Class A shares of the All Cap Growth Fund, All Cap Value Fund, Asset Manager Fund, Balanced Fund, Mid Cap Core Fund, Mid Cap Opportunity Fund, and Small Cap Opportunity Fund will be determined according to the following table:

                             SALES CHARGE AS A PERCENTAGE       SALES CHARGE AS A PERCENTAGE OF
                                       OF:
                                                                       OFFERING PRICE:
                                                    NET                              RETAINED
     AMOUNT OF               OFFERING             AMOUNT        RETAINED              BY THE
     PURCHASE                  PRICE             INVESTED       BY DEALER           DISTRIBUTOR
     --------                  -----             --------       ---------           -----------
Less than $50,000              5.50%              5.82%         4.75%                  0.75%
$50,000 to $99,999             4.50%              4.71%         4.00%                  0.50%
$100,000 to $249,999           3.50%              3.63%         3.00%                  0.50%
$250,000 to $499,999           2.50%              2.56%         2.00%                  0.50%
$500,000 to $999,999           2.00%              2.04%         1.75%                  0.25%
$1,000,000 or more*            None               None          See Below*             None

         The sales charge applicable to an investment in Class A shares of the Intermediate Term Bond Fund will be determined according to the following table:

                             SALES CHARGE AS A PERCENTAGE       SALES CHARGE AS A PERCENTAGE
                                       OF:                                   OF
                                                                       OFFERING PRICE:
                                                    NET                              RETAINED
     AMOUNT OF               OFFERING             AMOUNT        RETAINED              BY THE
     PURCHASE                  PRICE             INVESTED       BY DEALER           DISTRIBUTOR
     --------                  -----             --------       ---------           -----------
Less than $100,000             4.50%              4.71%         4.00%                  0.50%
$100,000 to $249,999           3.50%              3.63%         3.00%                  0.50%
$250,000 to $499,999           2.50%              2.56%         2.00%                  0.50%
$500,000 to $999,999           2.00%              2.04%         1.75%                  0.25%
$1,000,000 or more*            None               None          See Below*             None

         The sales charge for Class A Shares of the Indexed Bond Fund, S&P 500 Index Fund and Short Term Bond will be determined according to the following table:

                            SALES CHARGE AS A PERCENTAGE OF:   SALES CHARGE AS A PERCENTAGE OF
                                                                       OFFERING PRICE:
                                                   NET                               RETAINED
     AMOUNT OF               OFFERING             AMOUNT        RETAINED              BY THE
     PURCHASE                  PRICE             INVESTED       BY DEALER           DISTRIBUTOR
     --------                  -----             --------       ---------           -----------
Less than $100,000             3.00%              3.09%         2.75%                  0.25%

$100,000 to $249,999           2.50%              2.56%         2.25%                  0.25%

$250,000 to $499,999           2.00%              2.04%         1.75%                  0.25%

$500,000 to $999,999           1.50%              1.52%         1.25%                  0.25%

$1,000,000 or more*            None               None          See Below*             None

The sales charge for Class A Shares of the Floating Rate Fund will be determined according to the following table:


                            SALES CHARGE AS A PERCENTAGE OF:   SALES CHARGE AS A PERCENTAGE OF
                                                                       OFFERING PRICE:
                                                   NET                               RETAINED
     AMOUNT OF               OFFERING             AMOUNT        RETAINED              BY THE
     PURCHASE                  PRICE             INVESTED       BY DEALER           DISTRIBUTOR
     --------                  -----             --------       ---------           -----------
$100,000 or less               3.00%             3.09%          2.75%                  0.25%

$100,000 to $249,999           2.00%             2.04%          1.75%                  0.25%

$250,000 to $499,999           1.50%             1.52%          1.25%                  0.25%

$500,000 or more*              None*             None*          1.00%+                 None


* No sales charge applies on investments of $1 million or more, but a contingent deferred sales charge of 1% may be imposed on certain redemptions of such shares within one year of the date of purchase. See "Reduced Sales Charge on Class A Shares -- Contingent Deferred Sales Charge, Class A."


+ 1% finder's fee on sales from $500,000 to $3 million, 0.50% on portion from $3 million to $5 million and 0.40% on portion of $5 million or more.



         Although an investor will not pay an initial sales charge on investments of $1,000,000 ($500,000 for the Floating Rate Fund) or more, the Distributor may pay, from its own resources, a commission to dealers on such investments. In such cases, the dealer will receive a commission of 1.00% on the portion of a sale from $1,000,000 to $2,999,999 ($500,000 to $2,999,999 for the
Floating Rate Fund), 0.50% of any portion from $3,000,000 to $4,999,999 and 0.40% on any portion of $5,000,000 or more. Commissions will be calculated on a calendar year basis. Such commissions will be paid only on those purchases that were not previously subject to a front-end sales charge and dealer concession.


         The Distributor may allow the full sales charge to be retained by dealers. The amount retained may be changed from time to time. The Distributor, at its expense, also may from time to time provide additional promotional incentives to dealers who sell Fund shares. A selected dealer who receives a reallowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the 1933 Act.

         The sales charge applicable to an investment in Class A shares of the Intermediate Term Bond Fund will be 4.50% of the offering price per share (4.71% of the NAV per share). Set forth below is an example of the method of computing the offering price of the Class A shares of these Funds. The example assumes a purchase of Class A shares of the Intermediate Term Bond Fund aggregating less than $100,000 at a hypothetical price of $10.00 per share.

NAV per Class A Share                         $ 10.00

Per Share Sales Charge - 4.50% of
offering price (4.71% of NAV
per share)                                    $  0.47

Class A Per Share  Offering  Price to the     $ 10.47
Public

         The sales charge applicable to an investment in Class A shares of the All Cap Growth Fund, All Cap Value Fund, Asset Manager Fund, Balanced Fund, Mid Cap Core Fund, Mid Cap Opportunity Fund, and Small Cap Opportunity Fund will be 5.50% of the offering price per share (5.82% of NAV per share). Set forth below is an example of the method of computing the offering price of the Class A shares of the Funds. The example assumes a purchase of Class A shares of the All Cap Growth Fund aggregating less than $50,000 at a hypothetical price of $10.00 per share. The offering price of the Class A shares of each of the other listed Funds can be calculated using the same method.

NAV per Class A Share                      $ 10.00

Per Share Sales Charge - 5.50% of
offering price (5.82% of NAV
per share)                                 $  0.58

Class A Per Share Offering Price to the    $ 10.58
Public

         The sales charge applicable to an investment in Class A shares of the Indexed Bond Fund, S&P 500 Index Fund and Short Term Bond Fund will be 3.00% of the offering price per share (3.09% of the NAV per share). Set forth below is an example of the method of computing the offering price of Class A shares of the Funds. The example assumes a purchase of Class A shares of the S&P 500 Index Fund aggregating less than $100,000 subject to the schedule of sales charges set forth above at a hypothetical price of $10.00 per share. The offering price of shares of the Indexed Bond Fund and Short Term Bond Fund can be calculated using the same method.

NAV per Class A Share                       $  10.00

Per Share Sales Charge - 3.00% of
offering price (3.09% of NAV
per share)                                  $   0.31

Class A Per Share Offering Price to the     $  10.31
Public

PURCHASES AT NET ASSET VALUE

         Purchases of Class A shares in an amount equal to $1 million or more will not be subject to an initial sales charge, but may be subject to a contingent deferred sales charge of 1% on shares redeemed within one year of the date of purchase. See "Reduced Sales Charges on Class A Shares-Contingent Deferred Sales Charge, Class A."

         A Fund's Class A shares may be purchased at NAV, without payment of any sales charge A Fund's Class A shares may be purchased at NAV, without payment of any sales charge, by its Board Members; New York Life and its subsidiaries and their employees, officers, directors or agents (and immediate family members).

         In addition, Class A share purchases of Funds in an amount less than $1,000,000 by defined contribution plans, other than 403(b) plans, that are sponsored by employers with 50 or more employees are treated as if such purchases were equal to an amount more than $1,000,000 but less than $2,999,999. Such purchases by defined contribution plans may be subject to a contingent deferred sales charge of 1% on shares redeemed within one year of the date of purchase. See "Reduced Sales Charges on Class A Shares-Contingent Deferred Sales Charge, Class A."

         Class A shares of the Funds also may be purchased at NAV, without payment of any sales charge, by shareholders who owned Service Class shares of a series of the Eclipse Funds or Eclipse Funds Inc. as of December 31, 2003 or if purchased through financial services firms such as broker-dealers, investment advisers and other financial institutions which have entered into an agreement with the Funds or the Distributor which provides for the sale and/or servicing of Fund shares in respect of beneficial owners that are clients of the financial services firms or intermediaries contracting with such firms. Sales and/or servicing agreements with third parties also have been established on behalf of Class B and Class C shares. The Funds, the Distributor, MSS or affiliates may pay fees to such firms and/or intermediaries in connection with these arrangements on behalf of Class A, B and/or C shares.

REDUCED SALES CHARGES ON CLASS A SHARES

         Under a right of accumulation purchases of one or more Funds by any "Qualified Purchaser" will be aggregated for purposes of computing the sales charge. "Qualified Purchaser" includes (i) an individual and his/her spouse and their children under the age of 21; and (ii) any other organized group of persons, whether incorporated or not, which is itself a shareholder of the Fund, including group retirement and benefit plans (other than IRAs and non-ERISA 403(b) plans) whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase at a discount of redeemable securities of a registered investment company.

SPECIAL INCENTIVE COMPENSATION ARRANGEMENTS

         The Distributor may enter into special incentive compensation arrangements with dealers that have sold a minimum dollar amount of fund shares. Such incentives may take the form of administrative expenses, including ticket charges. None of these payments will change the price an investor pays for shares. In its sole discretion, the Distributor may discontinue these arrangements at any time.

LETTER OF INTENT (LOI)

         Qualified Purchasers may obtain reduced sales charges by signing an LOI. The LOI is a nonbinding obligation on the Qualified Purchaser to purchase the full amount indicated in the LOI. The sales charge is based on the total amount to be invested during a 24-month period. A 90-day back-dated period can be used to include earlier purchases; the 24-month period would then begin on the date of the first purchase during the 90-day period. For more information, call your registered representative or MainStay at 1-800-MAINSTAY (1-800-624-6782).

         On the initial purchase, if required (or, on subsequent purchases if necessary), 5% of the dollar amount specified in the LOI will be held in escrow by MSS in shares registered in the shareholder's name in order to assure payment of the proper sales charge. If total purchases pursuant to the LOI (less any dispositions and exclusive of any distribution on such shares automatically reinvested) are less than the amount specified, MSS will notify the shareholder prior to the expiration of the LOI that the total purchases toward the LOI were not met and will state the amount that needs to be invested in order to meet the dollar amount specified by the LOI. If not remitted within 20 days after the written request, MSS will process an LOI adjustment.

CONTINGENT DEFERRED SALES CHARGE, CLASS A

         In order to recover commissions paid to dealers on qualified investments of $1 million or more, a contingent deferred sales charge of 1% may be imposed on redemptions of such investments made within one year of the date of purchase. Purchases of Class A shares at NAV through financial services firms or by certain persons that are affiliated with or have a relationship with New York Life or its affiliates (as described above) will not be subject to a contingent deferred sales charge.

         Class A shares that are redeemed will not be subject to a contingent deferred sales charge, however, to the extent that the value of such shares represents: (1) capital appreciation of Fund assets; (2) reinvestment of dividends or capital gains distributions; (3) Class A shares redeemed more than one year after their purchase; (4) withdrawals from qualified retirement plans and nonqualified deferred compensation plans resulting from separation of service, loans, hardship withdrawals, death, disability, QDROs; and excess contributions pursuant to applicable IRS rules; and Required Minimum Distributions at age 70-1/2 for IRA and 403(b)(7) TSA participants; (5) transfers within a retirement plan where the proceeds of the redemption are invested in any guaranteed investment contract written by New York Life or any of its affiliates; transfers to products offered within a bundled retirement plan sponsored by NYLIM that uses NYLIM Service Company LLC, TRAC-2000, CNA Trust, or certain other approved entities, as the recordkeeper; as well as participant transfers or rollovers from a retirement plan to an MainStay IRA;
(6) redemptions, under the Systematic Withdrawal Plan, used to pay scheduled monthly premiums on insurance policies issued by New York Life or an affiliate; or (7) continuing, periodic monthly or quarterly withdrawals, under the Systematic Withdrawal Plan for IRA and 403(b)(7) TSA participants for normal distributions based on their life expectancy. Class A shares of a Fund that are purchased without an initial front-end sales charge may be exchanged for Class A shares of another MainStay Fund without the imposition of a contingent deferred sales charge, although, upon redemption, contingent deferred sales charges may apply to the Class A shares that were acquired through an exchange if such shares are redeemed within one year of the date of the initial purchase.

         The contingent deferred sales charge will be applicable to amounts invested pursuant to a right of accumulation or an LOI to the extent that (a) an initial front-end sales charge was not paid at the time of the purchase and (b) any shares so purchased are redeemed within one year of the date of purchase.

         For federal income tax purposes, the amount of the contingent deferred sales charge generally will reduce the gain or increase the loss, as the case may be, recognized upon redemption.

CONTINGENT DEFERRED SALES CHARGE, CLASS B

         A contingent deferred sales charge will be imposed on redemptions of Class B shares of the Funds, in accordance with the table below, at the time of any redemption by a shareholder which reduces the current value of the shareholder's Class B account in any Fund to an amount which is lower than the amount of all payments by the shareholder for the purchase of Class B shares in that Fund during the preceding six years. However, no such charge will be imposed to the extent that the aggregate NAV of the Class B shares redeemed does not exceed (1) the current aggregate NAV of Class B shares of that Fund purchased more than six years prior to the redemption, plus (2) the current aggregate NAV of Class B shares of that Fund purchased through reinvestment of dividends or distributions, plus (3) increases in the NAV of the investor's Class B shares of that Fund above the total amount of payments for the purchase of Class B shares of that Fund made during the preceding six years.

         Proceeds from the contingent deferred sales charge are paid to, and are used in whole or in part by, the Distributor to defray its expenses of providing distribution related services to the Funds in connection with the sale of the Class B shares, such as the payment of compensation to selected dealers and agents. The combination of the contingent deferred sales charge and the distribution fee facilitates the ability of the Fund to sell the Class B shares without a sales charge being deducted at the time of purchase.

         The amount of the contingent deferred sales charge, if any, paid by a redeeming shareholder will vary depending on the number of years from the time of payment for the purchase of Class B shares of any Fund until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.


         The following table sets forth the rates of the contingent deferred sales charge for all Funds, except the Floating Rate Fund:


                                   CONTINGENT DEFERRED SALES
YEAR SINCE PURCHASE            CHARGE AS A PERCENTAGE OF AMOUNT
    PAYMENT MADE                REDEEMED SUBJECT TO THE CHARGE
-------------------            --------------------------------
    First                                    5.0%
    Second                                   4.0%
    Third                                    3.0%
    Fourth                                   2.0%
    Fifth                                    2.0%
    Sixth                                    1.0%
    Thereafter                               None


The following table sets forth the rates of the contingent deferred sales charge for the Floating Rate Fund:



                                   CONTINGENT DEFERRED SALES
YEAR SINCE PURCHASE            CHARGE AS A PERCENTAGE OF AMOUNT
    PAYMENT MADE                REDEEMED SUBJECT TO THE CHARGE
-------------------            --------------------------------
    First                                    3.00%
    Second                                   2.00%
    Third                                    2.00%
    Fourth                                   1.00%
    Thereafter                               None

         In determining the rate of any applicable contingent deferred sales charge, it will be assumed that a redemption is made of shares held by the shareholder for the longest period of time. This will result in any such charge being imposed at the lowest possible rate.

         The contingent deferred sales charge will be waived in connection with the following redemptions: (i) withdrawals from qualified retirement plans and nonqualified deferred compensation plans resulting from separation of service, loans, hardship withdrawals, QDROs and required excess contribution returns pursuant to applicable IRS rules; and Required Minimum Distributions at age 70-1/2 for IRA and 403(b)(7) TSA participants; (ii) withdrawals related to the termination of a retirement plan where no successor plan has been established;
(iii) transfers within a retirement plan where the proceeds of the redemption are invested in any guaranteed investment contract written by New York Life or any of its affiliates, transfers to products offered within a retirement plan which uses NYLIM Service Company LLC as the recordkeeper; as well as participant transfers or rollovers from a retirement plan to an MainStay IRA; (iv) required distributions by charitable trusts under Section 664 of the Internal Revenue Code; (v) redemptions following the death of the shareholder or the beneficiary of a living revocable trust or within one year following the disability of a shareholder occurring subsequent to the purchase of shares; (vi) redemptions under the Systematic Withdrawal Plan used to pay scheduled monthly premiums on insurance policies issued by New York Life or an affiliate; (vii) continuing, periodic monthly or quarterly withdrawals, under the Systematic Withdrawal Plan, up to an annual total of 10% of the value of a shareholder's Class B shares in a Fund; (viii) redemptions by New York Life or any of its affiliates or by accounts managed by New York Life or any of its affiliates; (ix) redemptions effected by registered investment companies by virtue of transactions with a Fund; (x) redemptions by shareholders of shares purchased with the proceeds of a settlement payment made in connection with the liquidation and dissolution of a limited partnership sponsored by New York Life or one of its affiliates; and
(xi) continuing, periodic monthly or quarterly withdrawals, under the Systematic Withdrawal Plan for IRA and 403(b)(7) TSA participants for normal distributions based on their life expectancy.. The contingent deferred sales charge is waived on such sales or redemptions to promote goodwill and because the sales effort, if any, involved in making such sales is negligible.

         Shareholders should notify MSS, the Funds' transfer agent, at the time of requesting such redemptions that they are eligible for a waiver of the contingent deferred sales charge. Class B shares upon which the contingent deferred sales charge may be waived may not be resold, except to the Trust. Shareholders who are making withdrawals from retirement plans and accounts or other tax-sheltered or tax-deferred accounts should consult their tax advisors regarding the tax consequences of such withdrawals.

CONTINGENT DEFERRED SALES CHARGE, CLASS C

         A contingent deferred sales charge of 1% of the NAV of Class C shares will be imposed on redemptions of Class C shares of the Funds at the time of any redemption by a shareholder which reduces the current value of the shareholder's Class C account in any Fund to an amount which is lower than the amount of all payments by the shareholder for the purchase of Class C shares in that Fund during the preceding one year. However, no such charge will be imposed to the extent that the NAV of the Class C shares redeemed does not exceed (a) the current aggregate NAV of Class C shares of that Fund purchased more than one year prior to the redemption, plus (b) the current aggregate NAV of Class C shares of that Fund purchased through reinvestment of dividends, or distributions, plus (c) increases in the NAV of the investor's Class C shares of that Fund above the total amount of payments for the purchase of Class C shares of that Fund made during the preceding one year.

         Proceeds from the contingent deferred sales charge are paid to, and are used in whole or in part by, the Distributor to defray its expenses related to providing distribution related services to the Funds in connection with the sale of the Class C shares, such as the payment of compensation to selected dealers and agents. The combination of the contingent deferred sales charge and the distribution fee facilitates the ability of the Fund to sell the Class C shares without a sales charge being deducted at the time of purchase.

REDEMPTION FEE

         The MainStay Floating Rate Fund will impose a redemption fee of 2.00% of the total redemption amount (calculated at market value) on redemptions (including exchanges) of shares made within 60 days of purchase. The redemption fee is paid directly to the Fund and is designed to offset out-of-pocket administrative costs associated with short-term trading. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. The redemption fee will not apply to shares acquired through the reinvestment of dividends or distributions paid by the Fund. The redemption fee may not apply on redemptions of certain benefit plan accounts such as 401(k) plans, section 529 qualified tuition plans, or on redemptions of shares held at the time of death or the initial determination of a permanent disability of a shareholder. Please contact MSS at 1-800-MAINSTAY (1-800-624-6782) if you have questions as to whether the redemption fee applies to some or all of your shares.

                                 NET ASSET VALUE

         The Funds determines the net asset value per share ("NAV") of each class of each Fund on each day the New York Stock Exchange (the "NYSE") is open for regular trading. NAV per share is calculated as of the close of the NYSE (usually 4:00 pm, Eastern time) for each class of shares of each Fund (except the MainStay Cash Reserves Fund, which is determined at noon, New York City time), by dividing the current market value (amortized cost, in the case of the MainStay Cash Reserves Fund) of the total assets attributable to a class, less liabilities attributable to that class, by the total number of shares of that class that are issued and outstanding.

HOW PORTFOLIO SECURITIES ARE VALUED

         Portfolio securities of the Cash Reserves Fund are valued at their amortized cost (in accordance with the Company's Amortized Cost Procedures adopted to implement the requirements of Rule 2a-7 under the 1940 Act), which does not take into account unrealized securities gains or losses. This method involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any premium paid or discount received. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. During such periods, the yield to an investor in the Fund may differ somewhat than that obtained in a similar investment company which uses available market quotations to value all of its portfolio securities. During periods of declining interest rates, the quoted yield on shares of the Cash Reserves Fund may tend to be higher than a computation made by a fund with identical investments utilizing a method of valuation based upon prevailing market prices and estimates of such market prices for all of its portfolio instruments. Thus, if the use of amortized costs by the Cash Reserves Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield if he or she purchased shares of the Fund on that day, than would result from investing in a fund utilizing solely market values, and existing shareholders in the Fund would receive less investment income. The converse would apply in a period of rising interest rates.

         Portfolio securities of each of the other Funds are valued:

         (a) by appraising common and preferred stocks which are traded on the NYSE or other exchanges and the National Association of Securities Dealers National Market System ("NMS") at the last sales price of the NYSE on that day or, if no sale occurs on such exchange, at the last quoted sale price up to the time of valuation on any other national securities exchange; if no sale occurs on that day, the stock shall be valued at the mean between the closing bid price and asked price on the NYSE (NOTE: excessive spreads or infrequent trading may indicate a lack of readily available market quotations which may then be "fair valued" in accordance with fair valuation policies established by the Board);

         (b) by appraising over-the-counter common and preferred stocks quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the NMS) at the closing bid price supplied through such system;

         (c) by appraising over-the-counter and foreign traded common and preferred stocks not quoted on the NASDAQ system and foreign securities traded on certain foreign exchanges whose operations are similar to the U.S. over-the-counter market at prices supplied by a recognized pricing agent selected by a Fund's Manager or Subadvisor, or if the prices are deemed by the Manager or the Subadvisor not to be representative of market values, the security is to be "fair valued" in accordance with fair valuation policies established by the Board;

         (d) by appraising debt securities and all other liquid securities and other liquid assets at prices supplied by a pricing agent or broker-dealer, selected by the Manager, in consultation with a Fund's Subadvisor, if any, approved by the Valuation Sub-Committee and ratified by the Valuation Committee if those prices are deemed by a Fund's Manager or Subadvisor to be representative of market values at the close of the NYSE;

         (e) by appraising exchange-traded options and futures contracts at the last posted settlement price on the market where any such option or futures contract is principally traded;

         (f) by appraising forward foreign currency exchange contracts held by the Funds at their respective fair market values determined on the basis of the mean between the last current bid and asked prices based on dealer or exchange quotations; and

         (g) securities that cannot be valued by the methods set forth above and all other assets, are valued in good faith at "fair value" in accordance with valuation policies established by the Board.

         Floating Rate Loans, in which the MainStay Floating Rate Fund primarily invests, are not listed on any securities exchange or board of trade. Some loans are traded by institutional investors in an over-the-counter secondary market that has developed in the past several years. This secondary market generally has fewer trades and less liquidity than the secondary markets for other types of securities. Some loans have few or no trades. Accordingly, determinations of the value of loans may be based on infrequent and dated trades. Because there is less reliable, objective market value data available, elements of judgment may play a grater role in valuation of loans than for other types of securities.

         Typically Floating Rate Loans are valued using information provided by an independent third party pricing service. If the pricing service cannot or does not provide a valuation for a particular loan or such valuation is deemed unreliable, such loan is fair valued in accordance with policies established by the Board. A Fund's officers, under the general supervision of the Board of Directors, will regularly review procedures used by, and valuations provided by, the pricing service for each Fund.

         Portfolio securities traded on more than one U.S. national securities exchange or foreign exchange are valued at the last sale price on the business day as of which such value is being determined on the close of the exchange representing the principal market for such securities and should there be no sale price on that exchange, such securities should then be valued at the last sale price on any other exchange that the Manager may designate. If there were no sales on any exchange, the securities shall be valued at the mean between the closing bid price and asked price. Prior to the daily calculation of each Fund's NAV, the value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at the foreign exchange bid rate of such currencies against US dollars as determined by quotes supplied by the pricing agent. If such quotations are not available, the rate of exchange will be determined in accordance with fair valuation policies established by the Board. For financial accounting purposes, the Company and the Trust recognize dividend income and other distributions on the ex-dividend date, except certain dividends from foreign securities that are recognized as soon as the Company and Trust are informed on or after the ex-dividend date.

         A significant event occurring after the close of trading but before the calculation of the Fund's NAV may mean that the closing price for a security may not constitute a readily available market quotation and accordingly require that the security be priced at its fair value in accordance with the fair valuation procedures established by the Board. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the NYSE generally will not be reflected in a Fund's calculation of its NAV. The Manager and Subadvisor, as applicable, will continuously monitor for significant events that may call into question the reliability of market quotations. Such events may include: situations relating to a single issue in a market sector; significant fluctuations in US or foreign markets; natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. However, where the Manager, in consultation with the Subadvisor, if any, may, in its judgment, determine that an adjustment to a Fund's NAV should be made because intervening events have caused the Fund's NAV to be materially inaccurate, the Manager and Subadvisor will seek to have the security "fair valued" in accordance with fair valuation procedures established by the Board.

         The proceeds received by each Fund for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund and constitute the underlying assets of that Fund. The underlying assets of each Fund will be segregated on the books of account, and will be charged with the liabilities in respect to such Fund and with a share of the general liabilities of the Company or Trust, as the case may be. Expenses with respect to any two or more Funds will be allocated in proportion to the NAVs of the respective Funds except where allocation of direct expenses can otherwise be fairly made in the judgment of the Manager or the Subadvisor.

                                 TAX INFORMATION

         The discussion herein relating to certain federal income tax considerations is presented for general informational purposes only. Since the tax laws are complex and tax results can vary depending upon specific circumstances, investors should consult their own tax adviser regarding an investment in a Fund, including the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction. The discussion is based upon provisions of the Code, the regulations promulgated thereunder, and judicial and administrative rulings, all of which are subject to change, which change may be retroactive.

         Each Fund intends to qualify annually and elect to be treated as a regulated investment company ("RIC") under Subchapter M of the Code. If a Fund so qualifies and elects, it generally will not be subject to federal income tax on its investment company taxable income (which includes, among other items, dividends, interest, and the excess, if any, of net short term capital gains over net long-term capital losses) and its net capital gains (net long-term capital gains in excess of net short term capital losses) that it distributes to its shareholders.

         Each Fund intends to distribute, at least annually, to its shareholders substantially all of its investment company taxable income and its net capital gains. In determining amounts of capital gains to be distributed, any capital loss carryovers from prior years will be applied against capital gains.

         To qualify for treatment as a regulated investment company, a Fund generally must, among other things: (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies, and other income (including gains from certain options, futures, and forward contracts) derived with respect to its business of investing in securities or foreign currencies; (b) diversify its holdings so that at the end of each quarter of the taxable year, (i) at least 50% of the market value of a Fund's assets is represented by cash, cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies), or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses; and (c) distribute in each taxable year at least 90% of the sum of its investment company taxable income and its net tax-exempt interest income. If a Fund does not meet all of these Code requirements, it will be taxed as an ordinary corporation and its distributions (to the extent of available earnings and profits) will be taxed to shareholders as ordinary income (except to the extent a shareholder is exempt from tax).

         The Treasury Department is authorized to issue regulations to provide that foreign currency gains that are not directly related to a Fund's principal business of investing in securities (or options and futures with respect to securities) may be excluded from the income which qualifies for purposes of the 90%
gross income requirement described above. To date, however, no such regulations have been issued.

         The diversification requirements relating to the qualification of a Fund as a regulated investment company may limit the extent to which a Fund will be able to engage in certain investment practices, including transactions in futures contracts and other types of derivative securities transactions. In addition, if a Fund were unable to dispose of portfolio securities due to settlement problems relating to foreign investments or due to the holding of illiquid securities, the Fund's ability to qualify as a regulated investment company might be affected.

         Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, a Fund must distribute for the calendar year an amount equal to the sum of (1) at least 98% of its ordinary taxable income (excluding any capital gains or losses) for the calendar year, (2) at least 98% of the excess of its capital gains over capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of such year, and (3) all ordinary taxable income and capital gain net income (adjusted for certain ordinary losses) for previous years that were not distributed during such years. A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Fund in October, November or December of that year to shareholders on a record date in such a month and paid by the Fund during January of the following calendar year. Such a distribution will be includable in the gross income of shareholders in the calendar year in which it is declared, rather than the calendar year in which it is received. To prevent application of the excise tax, the Funds intend to make distributions in accordance with the calendar year distribution requirement.

         CHARACTER OF DISTRIBUTIONS TO SHAREHOLDERS

         Distributions of investment company taxable income, including distributions of net short-term capital gains, are characterized as ordinary income. Distributions of a Fund's net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, designated by a Fund as capital gain dividends, will generally be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held the Fund's shares. All distributions are includable in the gross income of a shareholder whether reinvested in additional shares or received in cash. Shareholders receiving distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share received equal to the net asset value of a share of a Fund on the reinvestment date. Shareholders will be notified annually as to the federal tax status of distributions.

         Under recently enacted tax legislation, the maximum individual tax rate on income from qualified dividends is 15%. Each of the Funds that invest in stock will be able to designate a portion of its ordinary income distributions as qualified dividends to the extent that the Fund derives income from qualified dividends. A more than 60 day holding period requirement must be satisfied by both the Fund and the shareholder with respect to each qualified dividend in order to be eligible for the reduced tax rate.

         If a portion of a Fund's net investment income is derived from dividends from domestic corporations, then a portion of such distributions may also be eligible for the corporate dividends-received deduction. Capital gain distributions will not be eligible for the corporate dividends-received deduction. The dividends-received deduction is reduced to the extent shares of a Fund are treated as debt-financed under the Code and is generally eliminated unless such shares are deemed to have been held for more than 45 days during a specified period. In addition, the entire dividend (including the deducted portion) is includable in the corporate shareholder's alternative minimum taxable income.

         A Fund's distributions with respect to a given taxable year may exceed its current and accumulated earnings and profits available for distribution. In that event, distributions in excess of such earnings and profits would be characterized as a return of capital to shareholders for federal income tax purposes, thus reducing each shareholder's cost basis in his Fund shares. Distributions in excess of a shareholder's cost basis in his shares would be treated as a gain realized from a sale of such shares.

         Distributions by a Fund (other than the MainStay Cash Reserves Fund) reduce the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution, nevertheless, would be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution by a Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of their investment upon such distribution, which will nevertheless generally be taxable to them.

         Upon the taxable disposition (including a sale or redemption) of shares of a Fund, a shareholder may realize a gain or loss depending generally upon his basis in his shares. An exchange of shares of one Fund for shares of another is treated as a redemption of the shares of the first Fund and a purchase of the shares of the second Fund. Any gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term or short term, generally depending upon the shareholder's holding period for the shares. However, a loss realized by a shareholder on the disposition of shares of a Fund with respect to which capital gain dividends have been paid will, to the extent of such capital gain dividends, be treated as long-term capital loss if such shares have been held by the shareholder for six months or less. Further, a loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced (whether by reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Individual shareholders may generally deduct in any year only $3,000 of capital losses that are not offset by capital gains and any remaining losses may be carried over to future years. Corporations may generally deduct losses only to the extent of capital gains with certain carryovers for excess losses.

         Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time a Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain financial contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "section 988" gains and losses, may increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income. For example, fluctuations in exchange rates may increase the amount of income that a Fund must distribute in order to qualify for treatment as a regulated investment company and to prevent application of an excise tax on undistributed income. Alternatively, fluctuations in exchange rates may decrease or eliminate income available for distribution. If section 988 losses exceed other investment company taxable income during a taxable year, a Fund generally would not be able to make ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as return of capital to shareholders for federal income tax purposes, rather than as an ordinary dividend, reducing each shareholder's basis in his Fund shares.

         Foreign investing involves the possibility of confiscatory taxation, foreign taxation of income earned in the foreign nation (including withholding taxes on interest and dividends) or other foreign taxes imposed with respect to investments in the foreign nation.

         Income received by a Fund from sources within a foreign country may be subject to withholding and other income or similar taxes imposed by that country. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible and may elect to "pass-through" to the Fund's shareholders the amount of foreign income and similar taxes paid by the Fund. Pursuant to the Funds' current investment policies and practices, none of the Funds are expected to invest in foreign securities sufficient in amount to be eligible to permit this election to be made. Pursuant to this election, a shareholder will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign income and similar taxes paid by a Fund, and will be entitled either to claim a deduction (as an itemized deduction) for his pro rata share of such foreign taxes in computing his taxable income or to use it as a foreign tax credit against his U.S. federal income taxes, subject to limitations. Foreign taxes may not be deducted by a shareholder that is an individual in computing the alternative minimum tax. Each shareholder will be notified within 60 days after the close of a Fund's taxable year whether the foreign taxes paid by the Fund will "pass-through" for that year and, if so, such notification will designate (a) the shareholder's portion of the foreign taxes paid to each such country and (b) the portion of the dividend which represents income derived from sources within each such country.

         Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his total foreign source taxable income. For this purpose, if a Fund makes the election described in the preceding paragraph, the source of a Fund's income flows through to its shareholders. With respect to the Funds, gains from the sale of securities generally will be treated as derived from U.S. sources and section 988 gains generally will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including foreign source passive income received from a Fund. In addition, the foreign tax credit may offset only 90% of the alternative minimum tax imposed on corporations and individuals. If a Fund is not eligible to make the election described above, the foreign income and similar taxes it pays generally will reduce investment company taxable income and distributions by a Fund will be treated as United States source income.

         The foregoing is only a general description of the foreign tax credit under current law. Because application of the credit depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisers.

         A Fund may invest in shares of foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). Pursuant to the Funds' current investment policies and practices, the MainStay Asset Manager Fund and MainStay Indexed Bond Fund may invest in shares of foreign corporations. In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. If a Fund receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which a Fund held the PFIC shares. A Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

         A Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Alternatively, a Fund may elect to mark to market its PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of PFIC shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years.

         Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, as well as subject a Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC shares.

         A Fund may invest in municipal bonds or obligations issued or guaranteed by a state, the interest on which may be exempt from federal income tax. It is expected that shareholders will be subject to tax on dividends distributed by a Fund that are derived from tax-exempt interest income. A Fund's deduction for interest expense may be restricted where the Fund invests in obligations the interest on which is exempt in whole or in part from federal income tax.

         Some of the debt securities that may be acquired by a Fund may be treated as debt securities that are originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by the Funds, original issue discount on a taxable debt security earned in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code.

         Some of the debt securities may be purchased by a Fund at a discount which exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any debt security acquired after April 30, 1993 or any taxable debt security acquired prior to May 1, 1993 having market discount will be treated as ordinary income to the extent it does not exceed the accrued market discount on such debt security. Generally, market discount accrues on a daily basis for each day the debt security is held by a Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of a Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest.

         If a Fund holds zero coupons bonds in its portfolio it will recognize income currently for federal tax purposes in the amount of the unpaid, accrued interest (determined under tax rules) and generally will be required to distribute dividends representing such income to shareholders currently, even though funds representing such income have not been received by the Fund.

         Certain of the options, futures contracts, and forward contracts in which the Funds may invest may be "section 1256 contracts." With certain exceptions, gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short term capital gains or losses ("60/40"). Also, section 1256 contracts held by a Fund at the end of each taxable year are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss generally is treated as 60/40 gain or loss. These contracts also may be marked-to-market at other times during the year under rules prescribed pursuant to the Code.

         The transactions undertaken by the Funds involving options, futures and forward contracts may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains

(or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Funds of transactions involving options, futures and forward contracts are not entirely clear. These transactions may increase the amount of short term capital gain realized by a Fund which is taxed as ordinary income when distributed to shareholders.

         The Funds may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

         Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a Fund that did not engage in such transactions.

         Rules governing the tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while the Funds eligible to enter into swap agreements intend to account for such transactions in a manner deemed to be appropriate, the Internal Revenue Service ("IRS") might not accept such treatment. If it did not, the status of a Fund as a regulated investment company might be affected. It is possible that developments in the swap market and the laws relating to swaps, including potential government regulation, could have tax consequences. The Funds intend to monitor developments in this area.

         Certain requirements that must be met under the Code in order for a Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in transactions in options, futures, forward contracts, and swaps.

         Recently enacted rules may affect the timing and character of gain if a Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If a Fund enters into certain transactions in property while holding substantially identical property (for example, a short sale against the box), the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund's holding period and the application of various loss deferral provisions of the Code.

         Each Fund is required to report to the IRS all distributions except in the case of certain exempt shareholders. All such distribution and redemption proceeds generally are subject to withholding of federal income tax at a rate of 28% ("backup withholding") in the case of non-exempt shareholders if (1) the shareholder fails to furnish the Fund with and to certify the shareholder's correct taxpayer identification number, (2) the IRS notifies the Fund or shareholder that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. If the withholding provisions are applicable, any such distributions, whether reinvested in additional shares or taken in cash, will be reduced by the amounts required to be withheld. Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder's U.S. federal income tax liability. Investors may wish to consult their tax advisers about the applicability of the backup withholding provisions.

         The foregoing discussion relates only to federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). Distributions by the Funds also may be subject to state and local taxes and their treatment under state and local income tax laws may differ from the federal income tax treatment. Shareholders should consult their tax advisers with respect to particular questions of federal, state and local taxation. Shareholders who are not U.S. persons should consult their tax advisers regarding U.S. and foreign tax consequences of ownership of shares of the Funds including the likelihood that distributions to them would be subject to withholding of U.S. tax at a rate of 30% (or at a lower rate under a tax treaty).

                             PERFORMANCE INFORMATION

                  The Funds may, from time to time, include the yield and effective yield of the MainStay Cash Reserves Fund, the yield of the other Funds or Classes, and the total return of all Funds or Classes in advertisements, sales literature, or reports to shareholders or prospective investors. Total return and yield are computed separately for each class of shares. The average annual total return of each Fund is determined for a particular period by calculating the actual dollar amount of the investment return on a $1,000 investment in the Fund made at the maximum public offering price at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount. Total return for a period of one year is equal to the actual return of the Fund during that period and reflects fee waivers and reimbursements in effect for each period. This calculation assumes a complete redemption of the investment and the deduction of the maximum contingent deferred sales charge at the end of the period in the case of Class B shares. In the case of Class A shares, the calculation assumes the maximum sales charge is deducted from the initial $1,000 purchase order. It also assumes that all dividends and distributions are reinvested at NAV on the reinvestment dates during the period.

                  In considering any average annual total return quotation, investors should remember that the maximum initial sales charge reflected in each quotation for Class A shares is a one-time fee which will have its greatest impact during the early stages of an investor's investment in the Fund. The actual performance of your investment will be affected less by this charge the longer you retain your investment in the Fund.

         Certain Funds began offering L Class shares on December 30, 2002. The L Class shares were redesignated as Class C shares on January 1, 2004. Thus, the performance figures for Class C shares of those Funds prior to January 1, 2004 have been calculated based the historical performance of the L Class shares for the period December 30, 2002 through December 31, 2003 and on the historical performance of those Funds' Class I shares from inception through December 29, 2002. Information shown for the Class C shares includes the performance of the Class L shares, which were redesignated as Class C shares as of December 31, 2003. In addition, certain Funds began offering Class A, B, C, R1 and R2 shares on January 1, 2004. Performance data shown for the Class A, B, R1 or R2 shares, as well as the Class C shares for those Funds that did not previously offer L Class shares, where provided, is calculated based on the historical performance of the Funds' Class I shares. Net of the sales charges and 12b-1 fees applicable to each class, the Class A, B, C, I, R1 and R2 shares would have had substantially similar annual returns because the shares are invested in the same portfolio of securities.

         Yield. Quotations of "yield" for the Funds (other than the MainStay Cash Reserves Fund) will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income"), and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

         Yield = 2[((a-b)/cd + 1)6 - 1]

         Where:

         a = dividends and interest earned during the period,

         b = expenses accrued for the period (net of reimbursements),

         c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and

         d = the maximum offering price per share on the last day of the period.

         For the 30-day period ended October 31, 2003, the yield of each of the following Funds was:

                 FUND                  CLASS I(1)
------------------------------------   ----------
MainStay Intermediate Term Bond Fund      2.93%
------------------------------------   -------
MainStay Indexed Bond Fund                2.84%
------------------------------------   -------
MainStay Short Term Bond Fund             1.51%
------------------------------------   -------

(1) Effective January 1, 2004, the No-load Class shares were renamed the Class I shares.

         For the purpose of determining the interest earned (variable "a" in the formula) on debt obligations purchased by a Fund at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market values of the debt obligations.

         Current yield for the MainStay Cash Reserves Fund will be based on the change in the value of a hypothetical investment (exclusive of capital charges) over a particular seven-day period, less a pro rata share of Fund expenses accrued over that period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. "Effective yield" for the MainStay Cash Reserves Fund assumes that all dividends received during an annual period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

            Effective Yield = [(Base Period Return + 1)(365/7)] - 1

         As of October 31, 2003, the current and effective seven-day average yields for the MainStay Cash Reserves Fund were as follows:

                                  CURRENT 7 DAY YIELD                           EFFECTIVE 7 DAY
SHARE CLASS  CURRENT 7 DAY YIELD   AFTER WAIVERS AND   EFFECTIVE 7 DAY YIELD  YIELD AFTER WAIVERS
                                    REIMBURSEMENTS                            AND REIMBURSEMENTS
-------------------------------------------------------------------------------------------------
Class I(1)          0.54%                0.60%                 0.54%                 0.60%
-------------------------------------------------------------------------------------------------

(1) Effective January 1, 2004, the No-load Class shares were renamed the Class I shares.

         Average Annual Total Return. The "average annual total return" figure for a Fund shows the average percentage change in value of an investment in a Fund from the beginning date of the measuring period to the ending date of the measuring period. The figure reflects changes in the price of a Fund's shares and assumes that any income, dividends and/or capital gains distributions made by the Fund during the period are reinvested in shares of the Fund. Figures will be given for recent one-, five- and ten-year periods (when applicable), and may be given for other periods as well (such as from commencement of the Fund's operations, or on a year-by-year basis). When considering "average" annual total return figures for periods longer than one year, investors should note that a Fund's annual total return for any one year in the period might have been greater or less than the average for the entire period. Quotations of average annual total return for a Fund are expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund or Class over certain periods calculated pursuant to the following formula:

                               P(1 + T) (n) = ERV

         Where:

         P = a hypothetical initial payment of $1,000,

         T = the total return for the period,

         (n) = the number of periods, and

         ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period assuming reinvestment of all dividends and distributions).

         Quotations of total return may also be shown for other periods. All total return figures reflect the deduction of a proportional share of Fund or Class expenses on an annual basis, reflect fee waivers or reimbursements in effect for each period and assume that all dividends and distributions are reinvested when paid.

         The average annual total return of the Funds for the one-year, five-year, and ten-year periods ended October 31, 2003 and since inception were as follows:

                                  ONE YEAR     FIVE YEARS   TEN YEARS
                                    ENDED        ENDED        ENDED
                                 OCTOBER 31,  OCTOBER 31,  OCTOBER 31,     SINCE    INCEPTION
        FUND/CLASS(1)               2003          2003         2003      INCEPTION    DATE
---------------------------------------------------------------------------------------------
MainStay All Cap Growth Fund -
Class I                             16.48%       -3.02%       7.68%        11.31%    1/2/1991
---------------------------------------------------------------------------------------------
MainStay All Cap Value Fund -
Class I                             21.43%        2.18%       7.38%        11.11%    1/2/1991
---------------------------------------------------------------------------------------------
MainStay Asset Manager Fund -
Class I                             13.17%        2.49%       9.11%         9.70%    1/2/1991
---------------------------------------------------------------------------------------------
MainStay Asset Manager Fund -
Class C(2)                          10.00%        1.35%       8.00%         8.60%    1/2/1991
---------------------------------------------------------------------------------------------

                                  ONE YEAR     FIVE YEARS   TEN YEARS
                                    ENDED        ENDED        ENDED
                                 OCTOBER 31,  OCTOBER 31,  OCTOBER 31,     SINCE    INCEPTION
        FUND/CLASS(1)               2003          2003         2003      INCEPTION    DATE
---------------------------------------------------------------------------------------------
MainStay Balanced Fund - Class I    20.13%       7.21%        9.65%        10.48%    5/1/1989
---------------------------------------------------------------------------------------------
MainStay Balanced Fund - Class
C(2)                                16.84%       5.95%        8.48%         9.33%    5/1/1989
---------------------------------------------------------------------------------------------
MainStay Cash Reserves Fund -
Class I                              0.83%       3.57%        4.26%         4.25%    1/2/1991
---------------------------------------------------------------------------------------------
MainStay Floating Rate Fund(3)
---------------------------------------------------------------------------------------------
MainStay Indexed Bond Fund -
Class I                              3.97%       5.86%        6.12%         7.23%    1/2/1991
---------------------------------------------------------------------------------------------
MainStay Intermediate Term Bond
Fund - Class I                       5.69%       5.20%        5.75%         6.85%    1/2/1991
---------------------------------------------------------------------------------------------
MainStay Mid Cap Core Fund -
Class I                             29.90%         -            -           0.69%    1/2/2001
---------------------------------------------------------------------------------------------
MainStay Mid Cap Opportunity
Fund - Class I                      30.59%       6.99%          -          13.25%  12/27/1994
---------------------------------------------------------------------------------------------
MainStay Mid Cap Opportunity
Fund - Class C(2)                   27.20%       5.69%          -          11.95%  12/27/1994
---------------------------------------------------------------------------------------------
MainStay Small Cap Opportunity
Fund - Class I                      42.04%       9.88%       11.68%        11.24%   1/12/1987
---------------------------------------------------------------------------------------------
MainStay Small Cap Opportunity
Fund - Class C(2)                   38.47%       8.55%       10.20%         9.84%   1/12/1987
---------------------------------------------------------------------------------------------
MainStay Short Term Bond Fund -
Class I                              1.94%       4.83%        5.17%         5.76%    1/2/1991
---------------------------------------------------------------------------------------------
MainStay S&P 500 Index Fund -
Class I                             20.59%       0.44%       10.18%        11.41%    1/2/1991
---------------------------------------------------------------------------------------------

--------------------

(1) Effective January 1, 2004, the No-load Class shares were renamed the Class I shares.

(2) Performance figures for the Class C shares include the historical performance of the Fund's L Class shares, which commenced operations on December 30, 2002 and were redesignated as Class C shares as of January 1, 2004, and the historical performance of the Fund's Class I shares from inception through December 29, 2002.

(3) Because the MainStay Floating Rate Fund had not commenced investment operations as of the date of this SAI, the Fund does not have performance history.


         Average Annual Total Return (After Taxes on Distributions). Quotations of average annual total return (after taxes on distributions) are expressed in terms of the average annual compounded rates of return over the one-year, five-year, and ten-year periods and since each Fund commenced its investment operations that would equate the initial $1,000 investment according to the following formula:

                               P(1+T)(n) = ATV(D)

         Where:

         P = a hypothetical initial payment of $1,000.

         T = average annual total return (after taxes on distributions).

         (n) = number of years.

         ATV(D) = ending value of a hypothetical $1,000 payment made at the beginning of the one-year, five-year, and ten-year periods at the end of the one-year, five-year, and ten-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption.

         Average Annual Total Return (After Taxes On Distributions And Redemption). Quotations of average annual total return (after taxes on distributions and redemption) are expressed in terms of the average annual compounded rates of return over the one-year, five-year, and ten-year periods and since each Fund commenced its investment operations that would equate the initial $1,000 investment according to the following formula:

                              P(1 + T)(n) = ATV(DR)

         Where:

         P = a hypothetical initial payment of $1,000.

         T = average annual total return (after taxes on distributions and redemption).

         n = number of years.

         ATV(DR) = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the one-year, five-year, and ten-year periods (or fractional portion), after taxes on fund distributions and redemption.

         The average annual total returns (after taxes on distributions and after taxes on distributions and redemption of Fund shares) of the Funds for the one-year, five-year, and ten-year periods ended October 31, 2003 and since inception were as follows:

         RETURN AFTER TAXES ON DISTRIBUTION

                                         ONE YEAR    FIVE YEARS  TEN YEARS
                                          ENDED        ENDED       ENDED
                                       OCTOBER 31,  OCTOBER 31,   OCTOBER     SINCE    INCEPTION
         FUND NAME/CLASS(1)                2003         2003      31, 2003  INCEPTION     DATE
------------------------------------------------------------------------------------------------
MainStay All Cap Growth Fund - Class
I                                         16.48%       -4.17%       6.33%      9.76%    1/2/1991
------------------------------------------------------------------------------------------------
MainStay All Cap Value Fund - Class I     19.74%        0.33%       5.12%      7.49%    1/2/1991
------------------------------------------------------------------------------------------------
MainStay Asset Manager Fund - Class I     12.30%       -0.21%       6.27%      7.14%    1/2/1991
------------------------------------------------------------------------------------------------
MainStay Asset Manager Fund - Class
C(2)                                       9.60%       -1.01%       5.54%      6.40%    1/2/1991
------------------------------------------------------------------------------------------------
MainStay Balanced Fund - Class I          19.39%        5.48%       7.25%      8.27%    5/1/1989
------------------------------------------------------------------------------------------------
MainStay Balanced Fund - Class C(2)       16.51%        4.11%       5.98%      7.14%    5/1/1989
------------------------------------------------------------------------------------------------
MainStay Floating Rate Fund(3)
------------------------------------------------------------------------------------------------
MainStay Intermediate Term Bond Fund
- Class I                                  4.27%        2.71%       2.96%      4.18%    1/2/1991
------------------------------------------------------------------------------------------------
MainStay Indexed Bond Fund - Class I       2.63%        3.12%       3.36%      4.68%    1/2/1991
------------------------------------------------------------------------------------------------
MainStay Mid Cap Core Fund - Class I      29.71%         -           -         0.59%    1/2/2001
------------------------------------------------------------------------------------------------

                                         ONE YEAR    FIVE YEARS  TEN YEARS
                                          ENDED        ENDED       ENDED
                                       OCTOBER 31,  OCTOBER 31,   OCTOBER     SINCE    INCEPTION
         FUND NAME/CLASS(1)                2003         2003      31, 2003  INCEPTION     DATE
------------------------------------------------------------------------------------------------
MainStay Mid Cap Opportunity Fund -
Class I                                   30.37%       5.99%          -       12.02%  12/27/1994
------------------------------------------------------------------------------------------------
MainStay Mid Cap Opportunity Fund -
Class C(2)                                28.48%       5.11%          -       11.08%  12/27/1994
------------------------------------------------------------------------------------------------
MainStay Small Cap Opportunity Fund
- Class I                                 41.41%       8.63%       8.81%       9.02%   1/12/1987
------------------------------------------------------------------------------------------------
MainStay Small Cap Opportunity Fund
- Class C (2)                             38.40%       7.49%       7.61%       7.93%   1/12/1987
------------------------------------------------------------------------------------------------
MainStay Short Term Bond Fund -
Class I                                    1.13%       2.42%       2.48%       3.31%    1/2/1991
------------------------------------------------------------------------------------------------
MainStay S&P 500 Index Fund - Class I     19.88%      -0.80%       8.86%      10.19%    1/2/1991
------------------------------------------------------------------------------------------------

----------------------

(1) Effective January 1, 2004, the No-load Class shares were renamed the Class I shares.

(2) Performance figures for the Class C shares include the historical performance of the Fund's L Class shares, which commenced operations on December 30, 2002 and were redesignated as Class C shares as of January 1, 2004, and the historical performance of the Fund's Class I shares from inception through December 29, 2002.

(3) Because the MainStay Floating Rate Fund had not commenced investment operations as of the date of this SAI, the Fund does not have performance information.

RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES

                                        ONE YEAR   FIVE YEARS     TEN YEARS
                                          ENDED       ENDED         ENDED
                                         OCTOBER   OCTOBER 31,   OCTOBER 31,     SINCE     INCEPTION
         FUND NAME/CLASS(1)             31, 2003      2003           2003      INCEPTION     DATE
----------------------------------------------------------------------------------------------------
MainStay All Cap Growth Fund - Class     10.71%      -2.45%         6.43%        9.61%     1/2/1991
I
----------------------------------------------------------------------------------------------------
MainStay All Cap Value Fund - Class I    13.62%       0.87%         5.16%        7.31%     1/2/1991
----------------------------------------------------------------------------------------------------
MainStay Asset Manager Fund - Class I     8.42%       0.80%         6.38%        7.10%     1/2/1991
----------------------------------------------------------------------------------------------------
MainStay Asset Manager Fund - Class
C(2)                                     6.44%       0.07%         5.67%        6.37%     1/2/1991
----------------------------------------------------------------------------------------------------
MainStay Balanced Fund - Class I         13.05%       5.23%         6.99%        7.95%     5/1/1989
----------------------------------------------------------------------------------------------------
MainStay Balanced Fund - Class C(2)      10.93%       3.90%         5.73%        6.82%     5/1/1989
----------------------------------------------------------------------------------------------------
MainStay Floating Rate Fund(3)
----------------------------------------------------------------------------------------------------
MainStay Indexed Bond Fund - Class I      3.66%       2.85%         3.09%        4.18%     1/2/1991
----------------------------------------------------------------------------------------------------
MainStay Intermediate Term Bond Fund
- Class I                                2.54%       3.24%         3.44%        4.61%     1/2/1991
----------------------------------------------------------------------------------------------------
MainStay Mid Cap Core Fund - Class I     19.39%         -             -          0.52%     1/2/2001
----------------------------------------------------------------------------------------------------
MainStay Mid Cap Opportunity Fund -
Class I                                  19.83%       5.56%           -         11.11%    12/27/199
----------------------------------------------------------------------------------------------------
MainStay Mid Cap Opportunity Fund -
Class C(2)                               18.52%       4.77%           -         10.21%    12/27/199
----------------------------------------------------------------------------------------------------
MainStay Small Cap Opportunity Fund
- Class I                                27.17%       7.96%         8.57%        8.73%    1/12/1987
----------------------------------------------------------------------------------------------------

                                        ONE YEAR   FIVE YEARS     TEN YEARS
                                          ENDED       ENDED         ENDED
                                         OCTOBER   OCTOBER 31,   OCTOBER 31,     SINCE     INCEPTION
         FUND NAME/CLASS(1)             31, 2003      2003           2003      INCEPTION     DATE
----------------------------------------------------------------------------------------------------
MainStay Small Cap Opportunity Fund
- Class C(2)                             24.99%       6.93%         7.45%        7.68%    1/12/1987
----------------------------------------------------------------------------------------------------
MainStay Short Term Bond Fund -
Class I                                   1.24%       2.58%         2.67%        3.37%     1/2/1991
----------------------------------------------------------------------------------------------------
MainStay S&P 500 Index Fund - Class I    13.25%      -0.01%         8.40%        9.66%     1/2/1991
----------------------------------------------------------------------------------------------------

----------------------

(1) Effective January 1, 2004, the No-load Class shares were renamed the Class I shares.

(2) Performance figures for the Class C shares include the historical performance of the Fund's L Class shares, which commenced operations on December 30, 2002 and were redesignated as Class C shares as of January 1, 2004, and the historical performance of the Fund's Class I shares from inception through December 29, 2002.

(3) Because the MainStay Floating Rate Fund has not commenced investment operations as of the date of this SAI, the Fund does not have performance information.


         Quotations of total return may also be shown for other periods. All total return figures reflect the deduction of a proportional share of Fund or Class expenses on an annual basis, reflect fee waivers or reimbursements in effect for each period and assume that all dividends and distributions are reinvested when paid.

         A Fund's investment performance is not fixed and will fluctuate in response to prevailing market conditions or as a function of the type and quality of the securities in the Fund's portfolio and the Fund's expenses. Consequently, any given performance quotation should not be considered representative of a Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in a Fund with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing a Fund's performance with that of other mutual funds should give consideration to the quality and maturity of the respective investment companies' portfolio securities. An investor's principal invested in a Fund is not fixed and will fluctuate in response to prevailing market conditions.



         It is important to note that yield and total return figures are based on historical earnings and are not intended to indicate future performance.

                                OTHER INFORMATION

CAPITALIZATION

         The Funds are separate portfolios of the Company and the Trust. The Funds are authorized to offer shares in one or more of the following classes:
Class A, Class B, Class C (which include, for certain of the Funds, L Class shares that were redesignated as Class C shares as of January 1, 2004), Class I (which, prior to January 1, 2004, was named the No-load Class), and the Sweep Class of Shares. The Board may establish additional portfolios (with different investment objectives and fundamental policies) or classes at any time in the future. Establishment and offering of additional portfolios will not alter the rights of Funds' shareholders. When issued, shares are fully paid, non-assessable, redeemable, and freely transferable.

EFFECTIVE MATURITY

         Certain Funds may use an effective maturity for determining the maturity of their portfolio. Effective maturity means the average expected repayment date of the portfolio taking into account prospective calls, puts and mortgage prepayments, in addition to the maturity dates of the securities in the portfolio.

CONTROL PERSONS AND BENEFICIAL SHARE OWNERSHIP OF THE FUNDS


                  The following tables set forth information concerning beneficial and record ownership as of March 31, 2004, of each class of shares of each Fund by each person who beneficially or of record owned 5% or more of the voting securities of any such Fund:


                                     CLASS I


       FUND                        SHAREHOLDER                NUMBER OF SHARES / % OWNED
----------------------------------------------------------------------------------------
All Cap Growth Fund    New York Life Trust Company               3,255,994.78/20.22%
                       Client Accounts
                       169 Lackawanna Ave.
                       Parsippany, NJ 07054-1007
----------------------------------------------------------------------------------------
All Cap Growth Fund    New York Life Progress-Sharing            9,904,954.74/61.50%
                       Investment Plan Program
                       c/o Anne Pollack
                       51 Madison Ave.  Rm. 1305
                       New York, NY  10010-1603
----------------------------------------------------------------------------------------
All Cap Value Fund     New York Life Trust Company               3,912,882.31/32.50%
                       Client Accounts
                       169 Lackawanna Ave.
                       Parsippany, NJ 07054-1007
----------------------------------------------------------------------------------------
All Cap Value Fund     New York Life Progress-Sharing            2,889,610.66/24.00%
                       Investment Plan Program
                       c/o Anne Pollack
                       51 Madison Ave.  Rm. 1305
                       New York, NY  10010-1603
----------------------------------------------------------------------------------------
All Cap Value Fund     Charles Schwab & Co. Inc.                    986,786.82/8.20%
                       Spl. Cstdy. A/C for Bnft. Cust.
                       C/O Steven Sears
                       Attn: Mutual Funds - 101 Montgomery
                       San Francisco, CA 94104
----------------------------------------------------------------------------------------
Asset Manager Fund     New York Life Trust Company              10,729,537.57/52.51%
                       Client Accounts
                       169 Lackawanna Ave.
                       Parsippany, NJ 07054-1007
----------------------------------------------------------------------------------------
Asset Manager Fund     New York Life Progress-Sharing            4,282,655.85/20.96%
                       Investment Plan Program
                       c/o Anne Pollack
                       51 Madison Ave. Rm. 1305
                       New York, NY  10010-1603
----------------------------------------------------------------------------------------
Balanced Fund          Charles Schwab & Company Inc.             1,232,978.60/17.51%
                       Attn: Mutual Fund Dept.
                       101 Montgomery Street
                       San Francisco, CA  94104-4122
----------------------------------------------------------------------------------------
Balanced Fund          Mellon Bank as Trustee                    1,896,163.85/26.94%
                       Agent Omnibus
                       AIM #026-0027
                       135 Santilli Hwy.
                       Everett, MA  02149-1950
----------------------------------------------------------------------------------------

                                     CLASS I

       FUND                            SHAREHOLDER                NUMBER OF SHARES / % OWNED
--------------------------------------------------------------------------------------------
Balanced Fund                 New York Life Trust Company             2,209,154.13/31.38%
                              Client Accounts
                              169 Lackawanna Ave.
                              Parsippany, NJ 07054-1007
--------------------------------------------------------------------------------------------
Balanced Fund                 National Financial Services Corp.          373,155.56/5.30%
                              200 Liberty Street
                              One World Financial Center
                              New York, NY 10281-1003
--------------------------------------------------------------------------------------------
Cash Reserves Fund            New York Life Trust Company           150,497,596.55/71.42%
                              Client Accounts
                              169 Lackawanna Ave.
                              Parsippany, NJ 07054-1007
--------------------------------------------------------------------------------------------
Indexed Bond Fund             New York Life Trust Company             8,561,805.52/48.01%
                              Client Accounts
                              169 Lackawanna Ave.
                              Parsippany, NJ 07054-1007
--------------------------------------------------------------------------------------------
Indexed Bond Fund             New York Life Foundation                5,204,204.58/29.18%
                              c/o Mr. Theodore J. Kohnen
                              51 Madison Ave. Rm 504
                              New York, NY 10010-1603
--------------------------------------------------------------------------------------------
Intermediate Term Bond Fund   New York Life                           2,829,239.36/16.98%
                              Separate Accounts
                              Attn: Carol Meyer
                              169 Lackawanna Ave.
                              Parsippany, NJ 07054
--------------------------------------------------------------------------------------------
Intermediate Term Bond Fund   New York Life Ins. Co. Employees'       1,896,375.81/11.38%
                              Health and Life Benefit
                              Trust Life Benefits
                              c/o Anne Pollack
                              51 Madison Ave. Rm. 1305
                              New York, NY 10010-1603
--------------------------------------------------------------------------------------------
Intermediate Term Bond Fund   New York Life Insurance Co.             2,568,389.06/15.41%
                              c/o Richard Schwartz
                              51 Madison Ave. Rm. 201
                              New York, NY 10010-1603
--------------------------------------------------------------------------------------------
Intermediate Term Bond Fund   New York Life Ins. Co. Agents'          2,143,826.38/12.87%
                              Health and Life Benefit
                              Trust Life Benefits
                              c/o Anne Pollack
                              51 Madison Ave. Rm. 1305
                              New York, NY 10010-1603
--------------------------------------------------------------------------------------------

                                     CLASS I

          FUND                           SHAREHOLDER                NUMBER OF SHARES / % OWNED
----------------------------------------------------------------------------------------------
Intermediate Term Bond Fund   New York Life Trust Company              2,451,593.81/14.71%
                              Client Accounts
                              169 Lackawanna Ave.
                              Parsippany, NJ 07054-1007
----------------------------------------------------------------------------------------------
Mid Cap Core Fund             New York Life Insurance Co.              2,500,000.00/82.20%
                              c/o Richard Schwartz
                              51 Madison Ave.  Rm. 201
                              New York, NY  10010-1603
----------------------------------------------------------------------------------------------
Mid Cap Core Fund             Frank G. & Frieda K. Brotz                 310,400.41/10.21%
                              Family Foundation Inc.
                              c/o Jeffrey T. Mohr
                              P.O. Box 551
                              Sheboygan, WI 53082-0551
----------------------------------------------------------------------------------------------
Mid Cap Opportunity Fund      Charles Schwab & Company Inc.              108,379.18/17.25%
                              Attn:  Mutual Fund Dept.
                              101 Montgomery Street
                              San Francisco, CA 94104-4122
----------------------------------------------------------------------------------------------
Mid Cap Opportunity Fund      FTC & CO Datalynx                          105,723.72/16.83%
                              Attn:  Datlynx House Acct.
                              P.O. Box 173136 Denver, CO 80217
----------------------------------------------------------------------------------------------
Mid Cap Opportunity Fund      Bodine Hourly-TCM                          102,335.07/16.29%
                              Towneley Capital Management
                              470 Park Ave. S Fl. 16
                              New York, NY 10016-6819
----------------------------------------------------------------------------------------------
Mid Cap Opportunity Fund      National Financial Services Corp.           66,139.21/10.53%
                              200 Liberty Street
                              One World Financial Center
                              New York, NY 10281-1003
----------------------------------------------------------------------------------------------
Mid Cap Opportunity Fund      F&M Bank No. Virginia Cust                   39,735.18/6.33%
                              FBO IPC Prototype Plan
                              c/o John Ames
                              P.O. Box 8095
                              Virginia Beach, VA 23450-8095
----------------------------------------------------------------------------------------------

                                     CLASS I

           FUND                          SHAREHOLDER                NUMBER OF SHARES / % OWNED
----------------------------------------------------------------------------------------------
Short Term Bond Fund          New York Life Insurance Co.                 844,684.80/7.79%
                              Lifestyles SA#20
                              Attn: Carol Meyer
                              169 Lackawanna Ave.
                              Parsippany, NJ  07054
----------------------------------------------------------------------------------------------
Short Term Bond Fund          New York Life Progress Sharing            1,008,555.38/9.30%
                              Investment Plan Program
                              c/o Anne Pollack
                              51 Madison Ave.
                              New York, NY 10010-1603
----------------------------------------------------------------------------------------------
Short Term Bond Fund          New York Life Ins. Co                    5,344,511.82/49.28%
                              Richard Schwartz Senior
                              Managing Director
                              51 Madison Ave.
                              New York, NY 10010-1603
----------------------------------------------------------------------------------------------
S&P 500 Index Fund            New York Life Trust Company             26,301,655.71/74.71%
                              Client Accounts
                              169 Lackawanna Ave.
                              Parsippany, NJ 07054-1007
----------------------------------------------------------------------------------------------
S&P 500 Index Fund            New York Life Progress-Sharing           4,041,339.85/11.48%
                              Investment Plan Program
                              c/o Anne Pollack
                              51 Madison Ave.  Rm. 1305
                              New York, NY  10010-1603
----------------------------------------------------------------------------------------------

                                     CLASS A




           FUND                         SHAREHOLDER                 NUMBER OF SHARES / % OWNED
----------------------------------------------------------------------------------------------
All Cap Growth Fund           New York Life Trust Company                413,097.26/65.80%
                              Client Accounts
                              169 Lackawanna Ave.
                              Parsippany, NJ 07054-1007
----------------------------------------------------------------------------------------------
All Cap Value Fund            New York Life Trust Company                 306,655.30/53.24%
                              Client Accounts
                              169 Lackawanna Ave.
                              Parsippany, NJ 07054-1007
----------------------------------------------------------------------------------------------
Asset Manager Fund            New York Life Trust Company               2,649.986.81/75.14%
                              Client Accounts
                              169 Lackawanna Ave.
                              Parsippany, NJ 07054-1007
----------------------------------------------------------------------------------------------
Balanced Fund                 New York Life Trust Company                 813,134.98/51.55%
                              Client Accounts
                              169 Lackawanna Ave.
                              Parsippany, NJ 07054-1007
----------------------------------------------------------------------------------------------
Indexed Bond Fund             New York Life Trust Company               3,129,209.17/81.37%
                              Client Accounts
                              169 Lackawanna Ave.
                              Parsippany, NJ 07054-1007
----------------------------------------------------------------------------------------------
Intermediate Term Bond Fund   New York Life Trust Company                 492,934.63/76.27%
                              Client Accounts
                              169 Lackawanna Ave.
                              Parsippany, NJ 07054-1007
----------------------------------------------------------------------------------------------
Intermediate Term Bond Fund   NFSC FEBO # N23-606758                        33,763.65/5.22%
                              Daniel R. Wheeler EX
                              E/O Theresa Geoghegan
                              601 Bard Ave
                              Staten Island, NY 10310-3015
----------------------------------------------------------------------------------------------
Mid Cap Core Fund             New York Life Trust Company                    2,050.94/6.13%
                              Cust. for the IRA of
                              Michael E. Morin
                              1404 Navada St.
                              The Dalles, OR 97058-3327
----------------------------------------------------------------------------------------------
Mid Cap Core Fund             Katherine E. Simpson                           1,762.12/5.27%
                              1104 Redwood Dr.
                              Pekin, IL  61554-2553
----------------------------------------------------------------------------------------------
Mid Cap Core Fund             Timothy J. Steigerwalt                         1,722.65/5.15%
                              Tod Designation on File
                              1268 Holly Road
                              Warrington PA 18796-1963
----------------------------------------------------------------------------------------------
Mid Cap Core Fund             NFSC FEBO # N23-599212                         2,155.17/6.44%
                              Therapeutic Radiology Medical
                              Christopher Neville P/Adm
                              & Trust Dtd 1/01/1998
                              3120 Wycliffe Dr
                              Modesto, CA  95355-4736
----------------------------------------------------------------------------------------------
Mid Cap Core Fund             Delores Ford                                   1,731.99/5.18%
                              TOD Registration On File
                              600 13th Ave S #4
                              Faulkton, SD  57438-2117
---------------------------------------------------------------------------------------------

                                     CLASS A


           FUND                             SHAREHOLDER                  NUMBER OF SHARES / % OWNED
---------------------------------------------------------------------------------------------------
Mid Cap Opportunity Fund      Desco Federal Credit Union                      8,752.74/12.30%
                              c/o Richard Powell CEO
                              Desco Federal Credit Union
                              P. O. Box 1546
                              Portsmouth, OH 456621-1546
---------------------------------------------------------------------------------------------------
Small Cap Opportunity Fund    Desco Federal Credit Union                      20,762.59/8.84%
                              c/o Richard Powell CEO
                              Desco Federal Credit Union
                              P.O. Box 1546 Portsmouth, OH 45662-1546
---------------------------------------------------------------------------------------------------
S&P 500 Index Fund-           New York Life Trust Company                 5,915,775.56/64.33%
                              Client Accounts
                              169 Lackawanna Ave.
                              Parsippany, NJ 07054-1007
---------------------------------------------------------------------------------------------------



                                     CLASS B


       FUND                  SHAREHOLDER               NUMBER OF SHARES / % OWNED
---------------------------------------------------------------------------------

                                     CLASS B


          FUND                           SHAREHOLDER                NUMBER OF SHARES / % OWNED
----------------------------------------------------------------------------------------------
Intermediate Term Bond        Merrill Lynch Pierce Fenner &             12,910.79/10.06%
                              Smith Inc. - For the Sole Benefit
                              of its Customers
                              Attn: Fund Administrator 97T98
                              4800 Deer Lake Drive East 3rd Fl.
                              Jacksonville, FL 32246-6486
----------------------------------------------------------------------------------------------
Intermediate Term Bond        NFSC FEBO # C1Q-574627                     11,369.47/8.86%
                              Phyllis G. Blessinger
                              7 Windover Lane
                              Coram, NY 11727-1132
----------------------------------------------------------------------------------------------
Intermediate Term Bond        CitiGroup Global Markets Inc.             21,887.55/17.06%
                              House Account
                              00109801250
                              Attn: Peter Booth 7th Floor
                              333 W 34th St.
                              New York, NY 10001-2402
----------------------------------------------------------------------------------------------
Mid Cap Core Fund             NFSC FEBO # N23-142131                     7,777.89/12.44%
                              Jacob Knox
                              P. O. Box 456
                              Matteson, IL 60443-0456
----------------------------------------------------------------------------------------------
Mid Cap Core Fund             New York Life Trust Company                 4,047.11/6.47%
                              Cust. for the IRA of
                              Hossein R. Keshari
                              6532 Orchard Dr.
                              Sylvania, OH 43560-1267
----------------------------------------------------------------------------------------------
Mid Cap Core Fund             Annie R. Carter Rev Living                  3,435.81/5.49%
                              Trust DTD 3/31/92
                              Annie R. Carter TTEE
                              515 E. 10th St.
                              Michigan City, IN 46360-3609
----------------------------------------------------------------------------------------------

                                     CLASS C


       FUND                    SHAREHOLDER             NUMBER OF SHARES / % OWNED
---------------------------------------------------------------------------------
All Cap Growth Fund     James M. Mulkey                     1,058.92/17.10%
                        Carla Mulkey JT WROS
                        913 N. Hidden Valley Circle
                        Durango, CO 81301-5830
---------------------------------------------------------------------------------
All Cap Growth Fund     Ainsworth Living Trust                795.48/12.85%
                        DTD 01/21/1990
                        Jack D. Ainsworth TTEE
                        Lynne E. Ainsworth TTEE
                        P. O. Box 761 2973 Main St.
                        Torrington, WY 82240-0761
---------------------------------------------------------------------------------
All Cap Growth Fund     NFSC FEBO # N28-002534                 543.90/8.79%
                        NFS/FMTC IRA
                        FBO Vijay C. Karai
                        1852 120th NE
                        Blaine, MN 55449-4784
---------------------------------------------------------------------------------
All Cap Growth Fund     NFSC FEBO # N28-002658                 469.01/7.58%
                        Sandra G. Frey
                        15073 Garden Park Ave.
                        Baton Rouge, LA 70817-1438
---------------------------------------------------------------------------------
All Cap Growth Fund     NFSC FEBO # N28-002526                 400.51/6.47%
                        NFS/FMTC Rollover IRA
                        FBO James W. Cox
                        59162 Laurel St
                        Plaquemine, LA 70764-3814
---------------------------------------------------------------------------------
All Cap Value Fund      Ainsworth Living Trust              4,889.98/23.02%
                        DTD 01/21/1990
                        Jack D. Ainsworth TTEE
                        Lynne E. Ainsworth TTEE
                        P. O. Box 761 2973 Main St.
                        Torrington, WY 82240-0761
---------------------------------------------------------------------------------
All Cap Value Fund      New York Life Trust Co               1,795.58/8.45%
                        Cust For The IRA Of
                        Bettyann Cea
                        24 Fuller St
                        Dix Hills, NY 11746-6656
---------------------------------------------------------------------------------
All Cap Value Fund      Glen E. Scalise                      1,629.99/7.67%
                        TOD Registration On File
                        1033 Sunset Oak Circle
                        Thousand Oaks, CA 91320-3570
---------------------------------------------------------------------------------

                                     CLASS C


         FUND                          SHAREHOLDER               NUMBER OF SHARES / % OWNED
-------------------------------------------------------------------------------------------
Asset Manager Fund         NFSC FEBO # N23-594776                        3,876.22/5.76%
                           Dawn A. Charney
                           1396 Terrace Way
                           Laguna Beach, CA 92651-2837
-------------------------------------------------------------------------------------------
Balanced Fund              Citigroup Global Markets Inc.                13,811,81/5.77%
                           House Account
                           00109801250
                           Attn Peter Booth 7th Floor
                           333 W 34th St
                           New York, NY 10001-2402
------------------------------------------------------------------------------------------
Balanced Fund              Merrill Lynch Pierce Fenner &                23,058.95/9.63%
                           Smith Inc. - For the Sole Benefit
                           of its Customers
                           Attn: Fund Administrator 97T98
                           4800 Deer Lake Drive East 3rd Fl.
                           Jacksonville, FL 32246-6486
-------------------------------------------------------------------------------------------
Intermediate Term Bond     The Reed M. Nielsen Family Trust              8,899.99/17.73%
Fund                       Reed M. Nielsen TTEE
                           Rebecca Schultz Co. TTEE
                           UA DTD 05/08/2002
                           4730 Old Loop Rd.
                           Mackay, ID 83251-4430
-------------------------------------------------------------------------------------------
Intermediate Term Bond     New York Life Trust Company                    3,516.97/7.01%
Fund                       Cust. for the IRA of
                           Patricia A. Bell
                           63 King St.
                           P. O. Box 278
                           Hattfield, MA 01038-0278
-------------------------------------------------------------------------------------------
Intermediate Term Bond     Linda G. Rogers                               5,988.02/11.93%
Fund                       Richard E. Rogers Jt Wros
                           858 E Firefox Dr
                           Santa Maria, CA 93455-7127
-------------------------------------------------------------------------------------------
Intermediate Term Bond     John Spodofora                                 3,369.67/6.71%
Fund                       Helen Spodofora Jt Wros
                           225 Division St
                           Manahawkin, NJ 08050-3131
-------------------------------------------------------------------------------------------
Intermediate Term Bond     Merrill Lynch Pierce Fenner & Smith Inc --     2,753.87/5.49%
Fund                       For The Sole Benefit Of Its Customers
                           Attn: Fund Administration 97t98
                           4800 Deer Lake Drive East 3rd Fl
                           Jacksonville, FL 32246-6486
-------------------------------------------------------------------------------------------
Intermediate Term Bond     Marcene B. Hamilton                            2,681.23/5.34%
Fund                       John Burke Hamilton Jt Wros
                           333 E Clearhaven Drive
                           Azusa, CA 91702-1515
-------------------------------------------------------------------------------------------
Mid Cap Core Fund          Vincent S. Gozzo                                 274.47/6.52%
                           Andrea L. Gozzo
                           TOD Registration on File
                           7103 Northdale Ct.
                           Fort Collins, CO 80525-6994
-------------------------------------------------------------------------------------------
Mid Cap Core Fund          Merrill Lynch Pierce Fenner & Smith Inc --     1,380.96/32.81%
                           For The Sole Benefit Of Its Customers
                           Attn: Fund Administration 97t98
                           4800 Deer Lake Drive East 3rd Fl
                           Jacksonville, FL 32246-6486
-------------------------------------------------------------------------------------------
Mid Cap Core Fund          Dennis R. Lamberth                                901.71/21.42%
                           Myra J. Lamberth Jt Wros
                           TOD Registration On File
                           1913 Old West Land
                           Gastonia, NC 28052-5150
-------------------------------------------------------------------------------------------
Mid Cap Core Fund          Laura E. Offill                                   453.31/10.77%
                           2221 Hidden Woods Ct
                           Arlington, TX 76006-4829
-------------------------------------------------------------------------------------------
Mid Cap Core Fund          Jeffery Elwin Ballard                              364.60/8.66%
                           Shirley Jean Ballard Jt Wros
                           Tod Designation On File
                           Po Box 630248
                           Rockville, UT 84763-0248
-------------------------------------------------------------------------------------------
Mid Cap Core Fund          Terry Hansen                                       359.39/8.54%
                           Alice Hansen Jt Wros
                           1403 E 15th St
                           Dell Rapids, SD 57022-5354
-------------------------------------------------------------------------------------------

                                     CLASS C

           FUND                          SHAREHOLDER                NUMBER OF SHARES / % OWNED
----------------------------------------------------------------------------------------------
Mid Cap Opportunity Fund      Ainsworth Living Trust                     2,904.38/10.44%
                              DTD 01/21/1990
                              Jack D. Ainsworth TTEE
                              Lynne E. Ainsworth TTEE
                              298 Duchess Drive
                              Sierra Vista, AZ 85635-3612
----------------------------------------------------------------------------------------------
Mid Cap Opportunity Fund      NFSC FEBO # N23-020435                      1,431.85/5.15%
                              Frank Youngblood TTEE
                              Sports Emporium Inc. PFT SHRING PL
                              109 White Oak Circle
                              Dublin, GA 31021-3702
----------------------------------------------------------------------------------------------
Mid Cap Opportunity Fund      Merrill Lynch Pierce Fenner &              2,800.85/10.07%
                              Smith Inc - For the Sole Benefit Of
                              Its Customers
                              Attn: Fund Administration 97t98
                              4800 Deer Lake Drive East 3rd Fl
                              Jacksonville, FL 32246-6486
----------------------------------------------------------------------------------------------
Mid Cap Opportunity Fund      Morgan Keegan & Company, Inc.               2,546.26/9.15%
                              FBO James B. Donaghey Inc. 401k P/S
                              08/30/93, FBO James J. Sanders
                              Southtrust Bank Trustee
                              P.O. Box 66647
                              Mobile, AL 36660-1647
----------------------------------------------------------------------------------------------
Mid Cap Opportunity Fund      Morgan Keegan & Company, Inc.               2,168.26/7.79%
                              FBO 261859341
                              50 North Front Street
                              Memphis, TN 38103-2126
----------------------------------------------------------------------------------------------
Small Cap Opportunity Fund    First Clearing, LLC                         5,664.63/8.75%
                              A/C 3802-0308
                              Richard Glabman
                              240 N. Deere Park Drive West
                              Highland Park, IL 60035-5364
----------------------------------------------------------------------------------------------
Small Cap Opportunity Fund    Ainsworth Living Trust                      3,720.66/5.75%
                              DTD 01/21/1990
                              Jack D. Ainsworth TTEE
                              Lynne E. Ainsworth TTEE
                              298 Duchess Drive
                              Sierra Vista, AZ 85635-3612
----------------------------------------------------------------------------------------------


                                    CLASS R1


           FUND                         SHAREHOLDER          NUMBER OF SHARES / % OWNED
---------------------------------------------------------------------------------------
Balanced Fund                 NYLIFE Distributors LLC               40.90/100.00%
                              Al Leier - CVP
                              Audit Account
                              169 Lackawanna Ave.
                              Parsippany, NJ 07054-1007
---------------------------------------------------------------------------------------

                                    CLASS R2


          FUND                      SHAREHOLDER              NUMBER OF SHARES / % OWNED
---------------------------------------------------------------------------------------
Balanced Fund                 NYLIFE Distributors LLC                40.90/30.23%
                              Al Leier - CVP
                              Audit Account
                              169 Lackawanna Ave.
                              Parsippany, NJ 07054-1007
---------------------------------------------------------------------------------------
Balanced Fund                 New York Life Trust Company            94.41/69.77%
                              Cust For The IRA Of
                              Clark H Defler
                              221 West 150 North
                              Valparaiso, IN 46385-6005
---------------------------------------------------------------------------------------


INDEPENDENT ACCOUNTANTS

         Effective August 27, 2003, KPMG LLP, 1601 Market Street, Philadelphia, Pennsylvania 19103-2499, has been selected as independent public accountants for the Company and the Trust. KPMG LLP examines the financial statements of the Funds and provides other audit, tax, and related services as pre-approved by the Audit Committee.

LEGAL COUNSEL

         Legal advice regarding certain matters relating to the Federal securities laws has been provided by Dechert LLP, 1775 I Street, N.W., Washington, D.C. 20006.

TRANSFER AGENT

         MainStay Shareholder Services ("MSS"), a division of NYLIM Service Company LLC, and affiliate of New York Life Investment Management LLC, is the Funds' Transfer, Dividend, Disbursing and Shareholder Servicing Agent. MSS, whose address is 169 Lackawanna Avenue, Parsippany, NJ 07054, is an indirect wholly owned subsidiary of New York Life Insurance Company. MSS provides customer service, is responsible for preparing and sending statements, confirms and checks, and keeps certain financial and accounting records. MSS is paid a per account fee and out-of-pocket expenses by the Funds. MSS has entered into an agreement with Boston Financial Data Services ("BFDS"), whose address is 66 Brooks Drive, Braintree, MA 02184-3839. BFDS will perform certain of the services for which MSS is responsible. In addition, the Fund or MSS may contract with other service organizations, including affiliates of MSS and broker-dealers and other financial institutions, which will establish a single omnibus account for their clients with the Fund. The service organizations will provide shareholder services to the shareholders within the omnibus accounts and receive service fees for those services from the Fund.

CUSTODIAN

         The Bank of New York, 100 Church Street, New York, NY 10286, is custodian of cash and securities of each Fund of the Company and Trust and has subcustodial agreements for holding such Funds' foreign assets.

REGISTRATION STATEMENT

         This SAI and the Prospectus do not contain all the information included in the registration statements filed with the SEC under the Securities Act of 1933, as amended, with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statements, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C.

         Statements contained herein and in the Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the registration statements, each such statement being qualified in all respects by such reference.

         Under certain circumstances, shareholders of the Funds of the Trust may be held personally liable as partners under Massachusetts law for obligations of the Trust. To protect its shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of the Trust. These documents require notice of this disclaimer to be given in each agreement, obligation, or instrument the Trust or its Trustees enter into or sign.

         In the unlikely event a shareholder is held personally liable for the Trust's obligations, the Trust is required to use its property to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust itself cannot meet its obligations to indemnify shareholders and pay judgments against them.

                                   APPENDIX A

                        DESCRIPTION OF SECURITIES RATINGS

                         MOODY'S INVESTORS SERVICE, INC.

  Corporate and Municipal Bond Ratings

  Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

  A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

  Baa: Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

  B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

  C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classified from Aa through Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

  Advance refunded issues that are secured by escrowed funds held in cash, held in trust, reinvested in direct noncallable United States government obligations or noncallable obligations unconditionally guaranteed by the U.S. government are identified with a hatchmark (#) symbol, i.e., #Aaa.

  Moody's assigns conditional ratings to bonds for which the security depends upon the completion of some act or the fulfillment of some condition. These are bonds secured by: (a) earnings of projects under construction;
      (b) earnings of projects unseasoned in operating experience; (c) rentals that begin when facilities are completed; or (d) payments to which some other limiting condition attaches. The parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition, e.g., Con.(Baa).

MUNICIPAL SHORT-TERM LOAN RATINGS

  MIG 1/VMIG 1: This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

  MIG 2/VMIG 2: This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

  MIG 3/VMIG 3: This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

  MIG 4/VMIG 4: This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

  SG: This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

CORPORATE SHORT-TERM DEBT RATINGS

  Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year, unless explicitly noted.

  Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

  PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

  PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

  PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

  NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

                                STANDARD & POOR'S

CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS

INVESTMENT GRADE

  AAA: Debt rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

  AA: Debt rated AA differs from the highest rated issues only in small degree.
      The obligor's capacity to meet its financial commitment on the obligation is very strong.

  A: Debt rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

  BBB: Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.


SPECULATIVE GRADE

  Debt rated BB, B, CCC, CC, and C is regarded as having significant speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

  BB: Debt rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

  B: Debt rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

  CCC: Debt rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

  CC: An obligation rated CC is currently highly vulnerable to nonpayment.

  C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or a similar action has been taken, but debt service payments are continued.

  D: Debt rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition, or the taking of similar action, if debt service payments are jeopardized.

  Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

  Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.


SHORT-TERM RATING DEFINITIONS

  A-1: A short-term obligation rated `A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

  A-2: A short-term obligation rated `A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

  A-3: A short-term obligation rated `A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

  B: A short-term obligation rated `B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

  C: A short-term obligation rated `C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

  D: A short-term obligation rated `D' is in payment default. The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                         FITCH INVESTORS SERVICES, INC.

         TAX-EXEMPT BONDS

         Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

         The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

         Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

         Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

         Fitch ratings are not recommendations to buy, sell or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

         Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

         AAA: Bonds considered to be investment grade and of the highest grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

         AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

         A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong but may be more vulnerable to adverse economic conditions and circumstances than bonds with higher ratings.

         BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

         PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category.

         TAX-EXEMPT NOTES AND COMMERCIAL PAPER

         Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

         The short-term rating places greater emphasis than a long-term rating on the existences of liquidity necessary to meet the issuer's obligations in a timely manner.

         F-1+: Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         F-1: Very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than F-1+ issues.

         F-2: Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issue assigned F-1+ and F-1 ratings.

         F-3: Far credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes can cause these securities to be rated below investment grade.

                            PART C. OTHER INFORMATION

ITEM 23. EXHIBITS

a.       Charter Documents

          I.      Eclipse Funds Inc. ("Company")

         (1) Articles of Incorporation of Eclipse Funds Inc. - Previously filed with the Company's Initial Registration Statement No. 33-36962 on September 21, 1990.*

         (2) Articles Supplementary to Articles of Incorporation of Eclipse Funds Inc. - Previously filed with Pre-Effective Amendment No. 1 to the Company's Registration Statement No. 33-36962 on November 19, 1990.*

         (3) Articles of Amendment to Articles of Incorporation of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 4 to the Company's Registration Statement No. 33-36962 on November 2, 1992.*

         (4) Form of Articles Supplementary to Articles of Incorporation of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 7 to the Company's Registration Statement No. 33-36962 on October 14, 1994.*

         (5) Articles of Amendment to Articles of Incorporation of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 8 to the Company's Registration Statement No. 33-36962 on December 29, 1994.*

         (6) Form of Articles Supplementary to Articles of Incorporation of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 19 to the Company's Registration Statement No. 33-36962 on September 25, 1998.*

         (7) Articles Supplementary to Articles of Incorporation of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 25 to the Company's Registration Statement No. 33-36962 on December 29, 2000.*

         (8) Articles of Amendment to Articles of Incorporation of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 25 to the Company's Registration Statement No. 33-36962 on December 29, 2000.*

         (9) Articles Supplementary to Articles of Incorporation of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 32 to the Company's Registration Statement No. 33-36962 on November 6, 2002.*

         (10) Articles Supplementary to Articles of Incorporation of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 37 to the Company's Registration Statement No. 33-36962 on December 31, 2003.*

         (11) Articles Supplementary to Articles of Incorporation of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 37 to the Company's Registration Statement No. 33-36962 on December 31, 2003.*

         (12) Articles Supplementary to Articles of Incorporation of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 37 to the Company's Registration Statement No. 33-36962 on December 31, 2003.*

         (13) Articles Supplementary to Articles of Incorporation of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 37 to the Company's Registration Statement No. 33-36962 on December 31, 2003.*

         (14) Articles of Amendment to Articles of Incorporation of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 37 to the Company's Registration Statement No. 33-36962 on December 31, 2003.*


         (15) Articles Supplementary to Articles of Incorporation of Eclipse Funds Inc. - Filed herewith



         (16) Articles of Amendment to Articles of Incorporation of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 39 to the Company's Registration Statement on No. 33-36962 on February 27, 2004.*



         (17) Articles Supplementary to Articles of Incorporation of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 39 to the Company's Registration Statement on No. 33-36962 on February 27, 2004.*



         (18) Articles Supplementary to Articles of Incorporation of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 39 to the Company's Registration Statement on No. 33-36962 on February 27, 2004.*


         II.      Eclipse Funds ("Trust")

         (1) Agreement and Declaration of Trust of Eclipse Funds. - Previously filed with the Trust's Initial Registration Statement No. 33-8865 on September 19, 1986.*

         (2) Amendment to Agreement and Declaration of Trust of Eclipse Funds. - Previously filed with the Trust's Pre-Effective Amendment No. 1 to Registration Statement No. 33-8865 on January 9, 1987.*

         (3) Second Amendment to Agreement and Declaration of Trust of Eclipse Funds. - Previously filed with Post-Effective Amendment No. 17 to the Trust's Registration Statement No. 33-8865 on February 27, 1998.*

         (4) Certificate of Designation for Eclipse Funds. - Previously filed with Post-Effective Amendment No. 12 to the Trust's Registration Statement No. 33-8865 on October 13, 1994.*

         (5) Certificate of Redesignation for Eclipse Funds. - Previously filed with Post-Effective Amendment No. 19 to the Trust's Registration Statement No. 33-8865 on April 30, 1999.*

         (6) Third Amendment to the Declaration of Trust of Eclipse Funds - Previously filed with Post-Effective Amendment No. 23 to the Trust's Registration Statement No. 33-8865 on February 25, 2002.*

         (7) Fourth Amendment to the Declaration of Trust - Previously filed with Post-Effective Amendment No. 25 to the Trust's Registration Statement No. 33-8865 on November 6, 2002.*

         (8) Fifth Amendment to the Declaration of Trust - Previously filed with Post-Effective Amendment No. 30 to the Trust's Registration Statement No. 33-8865 on December 31, 2003.*

         (9) Redesignation of Series of Shares of Beneficial Interest - Previously filed with Post-Effective Amendment No. 30 to the Trust's Registration Statement No. 33-8865 on December 31, 2003.*

         (10) Certificate of Termination - Previously filed with Post-Effective Amendment No. 30 to the Trust's Registration Statement No. 33-8865 on December 31, 2003.*

b.                By-Laws

         (1) By-Laws of Eclipse Funds Inc. - Previously filed with the Company's Registration Statement No. 33-36962 on September 21, 1990.*

         (2) By-Laws of Eclipse Funds - Previously filed with the Trust's Registration Statement No. 33-8865 on September 19, 1986.*

c. Specimen Certificates for Common Stock - Previously filed with Pre-Effective Amendment No. 2 to Registration Statement No. 33-36962 on December 26, 1990.*

d.       Investment Advisory Contracts

         I.       Eclipse Funds Inc.

         (1)      (a)      Form of (composite) Management Agreement between
                           MainStay Institutional Funds Inc., on behalf of the Intermediate Term Bond Fund (formerly Bond Fund),
                           International Broad Market Fund (formerly EAFE Index
                           Fund), All Cap Growth Fund (formerly Growth Equity
                           Fund), Indexed Bond Fund, S&P 500 Index Fund
                           (formerly Indexed Equity Fund), International Bond
                           Fund, International Equity Fund, Cash Reserves Fund
                           (formerly Money Market Fund), Asset Manager Fund
                           (formerly Multi-Asset Fund), Short Term Bond Fund and
                           All Cap Value Fund (formerly Value Equity Fund), and
                           MainStay Management LLC. - Previously filed with
                           Post-Effective Amendment No. 17 to the Company's
                           Registration Statement No. 33-36962 on May 1, 1997.*

                  (b) Substitution Agreement between MainStay Institutional Funds Inc. and New York Life Investment Management LLC - Previously filed with Post-Effective Amendment No. 25 to the Company's Registration Statement No. 33-36962 on December 29, 2000.*

                  (c) Management Agreement between Eclipse Funds Inc., on behalf of Mid Cap Core Fund, and New York Life Investment Management LLC - Previously filed with Post-Effective Amendment No. 25 to the Company's Registration Statement No. 33-36962 on December 29, 2000.*

                  (d) Management Agreement between Eclipse Funds Inc. and New York Life Investment Management LLC related to All Cap Growth Fund (formerly Growth Equity Fund), S&P 500 Index Fund (formerly Indexed Equity Fund), All Cap Value Fund (formerly Value Equity Fund), Intermediate Bond Fund, Indexed Bond Fund, Cash Reserves Fund (formerly Money Market Fund), Short Term Bond Fund, Asset Manager Fund (formerly Multi-Asset Fund), and International Broad Market Fund - Previously filed with Post-Effective Amendment No. 25 to the Company's Registration Statement
                           No. 33-36962 on December 29, 2000.*

                  (e) Form of Management Agreement between Eclipse Funds Inc. and New York Life Investment Management LLC related to Floating Rate Fund. - Filed herewith.

         2        (a)      Form of (composite) Sub-Advisory Agreement
                           between MainStay Management LLC, on behalf of the Intermediate Term Bond Fund (formerly Bond Fund), All
                           Cap Growth Fund (formerly Growth Equity Fund),
                           International Bond Fund, Short Term Bond Fund and All
                           Cap Value Fund, and MacKay Shields LLC - Previously filed with Post-Effective Amendment No. 17 to
                           Registration Statement No. 33-36962 on May 1, 1997.*

                  (b) Form of (composite) Sub-Advisory Agreement between MainStay Management LLC, on behalf of the International Broad Market Fund, Indexed Bond Fund, S&P 500 Index Fund (formerly Indexed Equity Fund) and Asset Manager Fund (formerly Multi-Asset Fund), and Monitor Capital Advisors LLC - Previously filed with Post-Effective Amendment No. 17 to the Company's Registration Statement No. 33-36962 on May 1, 1997.*

                  (c) Form of Sub-Advisory Agreement between MainStay Management LLC, on behalf of the Cash Reserves Fund (formerly Money Market Fund) and New York Life Insurance Company - Previously filed with Post-Effective Amendment No. 17 to the Company's Registration Statement No. 33-36962 on May 1, 1997.*

         II.               Eclipse Funds

         (1)      (a)      Management Agreement between Eclipse Funds and
                           New York Life Investment Management LLC with respect to Mid Cap Opportunity Fund (formerly Mid Cap Value
                           Fund), Small Cap Opportunity Fund (formerly Small Cap
                           Value Fund), and Balanced Fund. - Previously filed with Post-Effective Amendment No. 21 to the Trust's
                           Registration Statement No. 33-8865 on December 29,
                           2000.*

e.                Underwriting Contracts

         (1) Distribution Agreement between Eclipse Funds Inc. and NYLIFE Distributors, Inc. - Previously filed with Post-Effective Amendment No. 6 to the Company's Registration Statement No. 33-36962 on April 29, 1994.*

         (2) Form of Distribution Agreement between Eclipse Funds and NYLIFE Distributors Inc. - Previously filed with Post-Effective Amendment No. 21 to the Trust's Registration Statement No. 33-8865 on December 29, 2000.*

f.                Not Applicable.

g.                Custody Agreements

         I.       Eclipse Funds Inc.

         (1) Form of Custody Agreement between Eclipse Funds Inc. and State Street Bank - Previously filed with Post-Effective Amendment No. 7 to the Company's Registration Statement No. 33-36962 on October 14, 1994.*

         (2) Amended Appendix C to the Custody Agreement between Eclipse Funds Inc. and State Street Bank - Previously filed with Post-Effective Amendment No. 25 to the Company's Registration Statement No. 33-36962 on December 29, 2000.*

         (3) Amended Appendix C to the Custody Agreement between Eclipse Funds Inc. and State Street Bank. - Filed herewith.

         II.      Eclipse Funds

         (1) Custody Agreement between Eclipse Funds and Investors Fiduciary Trust Company. - Previously filed with Post-Effective Amendment No. 6 to the Trust's Registration Statement No. 33-8865 on April 30, 1990.*

         (2) Form of Custody Agreement between Eclipse Funds and The Bank of New York - Previously filed with Post-Effective Amendment No. 25 to the Trust's Registration Statement No. 33-8865 on November 6, 2002.*

h.                Other Material Contracts

         I.       Eclipse Funds Inc.

         (1)      (a)      Form of Transfer Agency and Service Agreement
                           between Mainstay Institutional Funds Inc. and
                           Mainstay Shareholder Services. - Previously filed with Pre-Effective Amendment No. 1 to the Company's
                           Registration Statement No. 33-36962 on November 19,
                           1990.*

                  (b) Amended Fee Schedule to the Transfer Agency and Service Agreement between Mainstay Institutional Funds Inc. and Mainstay Shareholder Services LLC. - Previously filed with Post-Effective Amendment No. 25 to the Company's Registration Statement No. 33-36962 on December 29, 2000.*


         (2) Form of License Agreement for the benefit of Mainstay Institutional Funds Inc. - Previously filed with Pre-Effective Amendment No. 1 to the Company's Registration Statement No. 33-36962 on November 19, 1990.*

         (3) Form of Service Agreement with New York Life Benefit Services LLC for the benefit of Mainstay Institutional Funds Inc. - Previously filed with Post-Effective Amendment No. 14 to the Company's Registration Statement No. 33-36962 on May 1, 1997.*

         (4) Form of Service Agreement between Mainstay Institutional Funds Inc. and

                           New York Life Insurance Company. - Previously filed with Post-Effective Amendment No. 14 to Registration Statement No. 33-36962 on May 1, 1997.*

         (5)      (a)      Sub-Transfer Agency and Service Agreement between
                           Mainstay Shareholder Services, Inc. and Boston
                           Financial Data Services, Inc. - Previously filed with
                           Post-Effective Amendment No. 25 to the Company's
                           Registration Statement No. 33-36962 on December 29,
                           2000.*

                  (b) Amended Fee Schedule to Sub-Transfer Agency and Service Agreement between NYLIM Service Company LLC (formerly Mainstay Shareholder Services, Inc.) and Boston Financial Data Services, Inc. - Previously filed with Post-Effective Amendment No. 32 to the Company's Registration Statement No. 33-36962 on November 6, 2002.*

         (6) Amended and Restated Shareholder Services Plan for Eclipse Funds Inc. (Service Class Shares) - Previously filed with Post-Effective Amendment No. 37 to the Company's Registration Statement No. 33-36962 on December 31, 2003.*

         (7) Amended and Restated Shareholder Services Plan for Eclipse Funds Inc. (Cash Reserves Fund Sweep Shares)
                           - Previously filed with Post-Effective Amendment
                           No. 37 to the Company's Registration Statement No. 33-36962 on December 31, 2003.*

         (8)               Shareholder Services Plan for Eclipse Funds Inc.
                           (Class R1 shares) - Previously filed with
                           Post-Effective Amendment No. 37 to the Company's Registration Statement No. 33-36962 on December 31, 2003.*

         (9)               Shareholder Services Plan for Eclipse Funds Inc.
                           (Class R2 shares) - Previously filed with
                           Post-Effective Amendment No. 37 to the Company's Registration Statement No. 33-36962 on December 31, 2003.*

         II.      Eclipse Funds

         (1) Copy of Transfer Agency Agreement between Eclipse Funds and Investors Fiduciary Trust Company. - Previously filed with Post-Effective Amendment No. 6 to Registration Statement No. 33-8865 on April 30, 1990.*

         (2) Form of Transfer Agency and Service Agreement between Eclipse Funds and NYLIM Shareholder Services LLC (d/b/a Eclipse Shareholder Services LLC). - Previously filed with Post-Effective Amendment No. 21 to the Trust's Registration Statement No. 33-8865 on December 29, 2000.*

         (3) Copy of Administration Contract between Eclipse Funds and NYLIFE Securities Inc. - Previously filed with Post-Effective Amendment No. 9 to Registration Statement No. 33-8865 on April 30, 1991.*

         (4)      (a)      Sub-Transfer Agency and Service Agreement between
                           Mainstay Shareholder Services, Inc. and Boston
                           Financial Data Services, Inc. - Previously filed with
                           Post-Effective Amendment No. 21 to the Trust's
                           Registration Statement No. 33-8865 on December 29,
                           2000.*

                (b) Amended Fee Schedule to Sub-Transfer Agency and Service Agreement between NYLIM Service Company LLC (formerly Mainstay Shareholder Services, Inc.) and Boston Financial Data Services, Inc. - Previously filed with Post-Effective Amendment No. 32 to the Company's Registration Statement No. 33-36962 on November 6, 2002.*

         (5) Amended and Restated Shareholder Services Plan for Eclipse Funds (Service Class Shares) - Previously filed with Post-Effective Amendment No. 30 to the Trust's Registration Statement No. 33-8865 on December 31, 2003.*

         (6)    Shareholder Services Plan for Eclipse Funds (Class R1 shares)
                - Previously filed with Post-Effective Amendment No. 30 to the Trust's Registration Statement No. 33-8865 on December 31, 2003.*

         (7)    Shareholder Services Plan for Eclipse Funds (Class R2 shares)
                - Previously filed with Post-Effective Amendment No. 30 to the Trust's Registration Statement No. 33-8865 on December 31, 2003.*

i.       Legal Opinions

         I.     Eclipse Funds Inc.

         (1) Opinion of Ballard Spahr Andrews & Ingersoll, LLP related to the offering of L Class shares of common stock of the Indexed Equity Fund, Tax-Managed Equity Fund, Core Bond Plus Fund, Short Term Bond Fund and Asset Manager Fund (Maryland). - Previously filed with Post-Effective Amendment No. 33 to the Company's Registration Statement No. 33-36962 on December 27, 2002.*

         (2) Opinion of Counsel related to the offering of Class A, Class B, and Class C shares of common stock of the Eclipse Funds Inc. (Maryland).- Previously filed with Post-Effective Amendment No. 37 to the Company's Registration Statement
                No. 33-36962 on December 31, 2003.*


         (3) Opinion of Counsel related to the offering of Class A, Class B, Class C and Class I shares of common stock of the MainStay Floating Rate Fund - Filed herewith


         II.    Eclipse Funds

         (1) Opinion of Dechert related to the offering of L Class shares of beneficial interest of the Mid Cap Value Fund, Small Cap Value Fund, Ultra Short Duration Fund, and Balanced Fund (Massachusetts). - Filed with Post-Effective Amendment No. 26 to the Trust's Registration Statement No. 33-8865 on
                December 27, 2002.*

         (2) Opinion of Counsel related to the offering of Class A, Class B, Class C, Class R1, and Class R2 shares of beneficial interest of the Eclipse Funds (Massachusetts).- Previously filed with Post-Effective Amendment No. 30 to the Trust's Registration Statement No. 33-8865 on December 31, 2003.*

j.       Other Opinions

         (1)    Auditor's Consent related to Eclipse Funds Inc. - Filed herewith



k.       Not Applicable.

l.       Initial Capital Agreements

         (1) Initial Subscription Agreement for shares of common stock of Eclipse Funds Inc. - Previously filed with Pre-Effective Amendment No. 2 to the Company's Registration Statement No. 33-36962 on December 26, 1990.*

         (2) Investment representation letter of initial purchaser of shares of beneficial interest of Eclipse Funds. - Previously filed with Pre-Effective Amendment No. 1 to the Company's Registration Statement No. 33-8865 on January 9, 1987.*

m.       Rule 12b-1 Plans

         I.       Eclipse Funds Inc.

         (1) Form of Account Application for Eclipse Funds Inc. - Previously filed with Pre-Effective Amendment No. 2 to Registration Statement No. 33-36962 on December 26, 1990.*

         (2) Plan of Distribution Pursuant to Rule 12b-1 for Cash Reserves Fund Sweep Shares, a series of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 19 to Registration Statement No. 33-36962 on September 25, 1998.*

         (3) Form of Plan of Distribution Pursuant to Rule 12b-1 for Class A shares of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 37 to the Company's Registration Statement No. 33-36962 on December 31, 2003.*

         (4) Form of Plan of Distribution Pursuant to Rule 12b-1 for Class B shares of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 37 to the Company's Registration Statement No. 33-36962 on December 31, 2003.*

         (5) Form of Plan of Distribution Pursuant to Rule 12b-1 for Class C shares - Previously filed with Post-Effective Amendment
                  No. 37 to the Company's Registration Statement No. 33-36962 on December 31, 2003.*

         (6) Form of Plan of Distribution Pursuant to Rule 12b-1 for Class R2 shares of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 37 to the Company's Registration Statement No. 33-36962 on December 31, 2003.*

         II.      Eclipse Funds

         (1) Form of Plan of Distribution Pursuant to Rule 12b-1 for Class A shares of Eclipse Funds - Previously filed with Post-Effective Amendment No. 30 to the Trust's Registration Statement No. 33-8865 on December 31, 2003.*

         (2) Form of Plan of Distribution Pursuant to Rule 12b-1 for Class B shares of Eclipse Funds - Previously filed with Post-Effective Amendment No. 30 to the Trust's Registration Statement No. 33-8865 on December 31, 2003.*

         (3) Form of Plan of Distribution Pursuant to Rule 12b-1 for Class C shares of Eclipse Funds - Previously filed with Post-Effective Amendment No. 30 to the Trust's Registration Statement No. 33-8865 on December 31, 2003.*

         (4) Form of Plan of Distribution Pursuant to Rule 12b-1 for Class R2 shares of Eclipse Funds - Previously filed with Post-Effective Amendment No. 30 to the Trust's Registration Statement No. 33-8865 on December 31, 2003.*

n.       Rule 18f-3 Plans

         I.       Eclipse Funds Inc.

         (1)      Form of Amended and Restated Multiple Class Plan -
                  Previously filed with Post-Effective Amendment No. 37 to the Company's Registration Statement No. 33-36962 on December 31, 2003.*

         II.      Eclipse Funds

         (1) Form of Amended and Restated Multiple Class Plan - Previously filed with Post-Effective Amendment No. 30 to the Trust's Registration Statement No. 33-8865 on December 31, 2003.*

o.       Reserved

p.       Codes of Ethics

         I.       Eclipse Funds Inc.

         (1) Form of Code of Ethics for Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 24 to the Company's Registration Statement No. 33-36962 on October 18, 2000.*

         (2) Form of Code of Ethics for MacKay Shields LLC. - Previously filed with Post-Effective Amendment No. 24 to the Company's Registration Statement No. 33-36962 on October 18, 2000.*

         (3) Form of Code of Ethics for New York Life Investment Management Holdings LLC - Previously filed with Post-Effective Amendment No. 35 to the Company's Registration Statement No. 33-36962 on February 27, 2003.*

         II.      Eclipse Funds

         (1) Form of Code of Ethics for Eclipse Funds - Previously filed with Post Effective Amendment No. 28 to the Trust's Registration Statement No. 33-8865 on February 27, 2003.*

         (2) Form of Code of Ethics for New York Life Investment Management Holdings LLC - Previously filed with Post Effective Amendment No. 28 to the Trust's Registration Statement No. 33-8865 on February 27, 2003.*

------------
*  Incorporated herein by reference.


ITEM 24.


The following chart indicates the persons controlled by New York Life. Ownership is 100% unless otherwise indicated. Subsidiaries of other subsidiaries are indented accordingly.

Name of Organization (Jurisdiction) (1)

      MainStay VP Series Fund, Inc. (2) (Maryland)
      The MainStay Funds (2) (Massachusetts)
      Eclipse Funds (2) (Massachusetts)
      New York Life Investment Management Institutional Funds (2) (Delaware) Eclipse Funds Inc. (2) (Maryland)
      McMorgan Funds(2) (Delaware)

New York Life Investment Management Holdings LLC (Delaware)
      MacKay Shields LLC (Delaware)
            MacKay Shields General Partner (L/S) LLC (Delaware)
      Madison Capital Funding LLC (Delaware)
      McMorgan & Company LLC (Delaware)
      NYLCAP Manager LLC (Delaware)
            New York Life Capital Partners, L.L.C. (Delaware)
            New York Life Capital Partners II, L.L.C. (Delaware)
            NYLIM Mezzanine GenPar GP, LLC (Delaware)
      NYLIM Service Company LLC (Delaware)
      New York Life Investment Management LLC (Delaware)
            NYLIM - Q.E.D GP, LLC (Delaware)
            New York Life Investment Management (U.K.) Limited (United Kingdom) NYLIFE Distributors Inc. (Delaware)
      NYLIM Real Estate Inc. (Delaware)

New York Life Insurance and Annuity Corporation (Delaware)

New York Life International, Inc. (Delaware)
      New York Life Insurance Taiwan Corporation (Taiwan)

New York Life International, LLC (Delaware) (3)
      HSBC Salud (Argentina) S.A. (4) (40%) (Argentina)
      HSBC New York Life Seguros de Vida (Argentina) S.A.(4) (40%) (Argentina) HSBC New York Life Seguros de Retiro (Argentina) S.A.(4) (40%) (Argentina) Maxima S.A. AFJP(4) (40%) (Argentina)
      New York Life Insurance Limited (South Korea)
      New York Life Insurance Worldwide Limited (Bermuda)
      New York Life International Holdings Limited (Mauritius)
            Max New York Life Insurance Company Limited(5) (26%) (India)
      New York Life International India Fund (Mauritius) LLC (90%) (Mauritius) New York Life Insurance (Philippines), Inc. (75%) (Philippines)
      New York Life Worldwide Capital, Inc. (Delaware)
            Fianzas Monterrey, S.A. (99.95%) (Mexico)
                  Operada FMA, S.A. de C.V. (99%) (Mexico)
      NYL International Reinsurance Company Ltd. (Bermuda)
      New York Life Securities Investment Consulting Co., Ltd. (Taiwan)
      NYLIFE Thailand, Inc. (Delaware)
            Siam Commercial New York Life Insurance Public Company
            Limited (45.29%) (Thailand) (23.73% owned by New York Life International, LLC)
      NYLI-VB Asset Management Co. (Mauritius) LLC (90%) (Mauritius)
      P.T. Asuransi Jiwa Sewu-New York Life(5) (50%) (Indonesia)
      Seguros Monterrey New York Life, S.A. de C.V.(99.995%) (Mexico)
            Centro de Capacitacion Monterrey, A.C. (99.791%) (Mexico)

NYLIFE LLC (Delaware)
      Avanti Corporate Health Systems, Inc. (Delaware)
            Avanti of the District, Inc. (Maryland)
      Eagle Strategies Corp. (Arizona)
      Express Scripts, Inc.(6)  (22.99%) (Delaware)
      New York Life Capital Corporation (Delaware)
      New York Life International Investment Asia Ltd. (Mauritius) New York Life International Investment Inc. (Delaware)
            Monetary Research Limited (Bermuda)
            NYL Management Limited (United Kingdom)
      New York Life Trust Company (New York)
      New York Life Trust Company, FSB (United States)
      NYLCare NC Holdings, Inc. (Delaware)
      NYL Executive Benefits LLC (Delaware)
      NYLIFE Structured Asset Management Company Ltd. (Texas)
      NYLIFE Refinery Inc. (Delaware)

      NYLIFE Securities Inc. (New York)
      NYLINK  Insurance Agency Incorporated (Delaware)
            NYLINK Insurance Agency of Alabama, Incorporated (Alabama)
            NYLINK Insurance Agency of Hawaii, Incorporated (Hawaii)
            NYLINK Insurance Agency of Massachusetts, Incorporated
            (Massachusetts)
            NYLINK Insurance Agency of Montana, Incorporated (Montana)
            NYLINK Insurance Agency of Nevada, Incorporated (Nevada)
            NYLINK Insurance Agency of New Mexico, Incorporated (New Mexico) NYLINK Insurance Agency of Washington, Incorporated (Washington) NYLINK Insurance Agency of Wyoming, Incorporated (Wyoming)
      NYLUK I Company (United Kingdom)
            New York Life (U.K.) Limited (United Kingdom)
                  Life Assurance Holding Corporation Limited(5) (22.74%) (United Kingdom)
                        Windsor Life Assurance Company Limited(5)(United
                        Kingdom)
            NYLUK II Company (United Kingdom)
                  W(UK)HC Limited (United Kingdom)
                  Gresham Mortgage (United Kingdom)
                  Gresham Unit Trust Managers (United Kingdom)
                  W Construction Company (United Kingdom)
                  W Financial Services (United Kingdom)
                  W Home Loans (United Kingdom)
                  W Trust Managers (United Kingdom)
                  WUT (United Kingdom)
                  WIM (AIM) (United Kingdom)
                  WLIC (United Kingdom)
                  WFMI (United Kingdom)
                  WIM (United Kingdom)
      Prime Provider Corp. (New York)
            Prime Provider Corp. of Texas (Texas)
      WellPath of Arizona Reinsurance Company (Arizona)

NYLIFE Insurance Company of Arizona (Arizona)

Biris Holdings LLC (Delaware)

Monitor Capital Advisors Funds LLC (Delaware)
New York Life BioVenture Partners LLC (Delaware)
Silver Spring, LLC (Delaware)

----------

(1) By including the indicated organizations in this list, New York Life is not stating or admitting that said organizations are under its actual control; rather, these organizations are listed here to ensure full compliance with the requirements of this Form N-1A. Information provided in this list is as of April 28, 2003.

(2) These entities are registered investment companies for which New York Life and/or its subsidiaries perform one or more of the following services: investment management, administrative, distribution, transfer agency and underwriting services. They are not subsidiaries of New York Life but are included for informational purposes only.

(3) Beneficial ownership in the entities listed as being owned by New York Life International, LLC ("LLC") has been transferred by New York Life International, Inc. to LLC as of January 1, 2002; record ownership will be transferred to LLC on or before December 31, 2005.

(4) This entity is included in this listing for informational purposes only. It is New York Life's position that neither New York Life nor any of its affiliates controls this entity. This entity is held through an interest in a holding company.

(5) This entity is included in this listing for informational purposes only. It is New York Life's position that neither New York Life nor any of its affiliates controls this entity.

(6) Includes shares owned directly by New York Life. This entity is included in this listing for informational purposes only. It is New York Life's position that neither New York Life nor any of its affiliates controls this entity. New York Life has the right to designate two directors of Express Scripts, Inc., a public company, and shares of Express Scripts, Inc. being held by New York Life or its subsidiaries are subject to a voting agreement with Express Scripts, Inc.

ITEM 25.          INDEMNIFICATION

With respect to Eclipse Funds Inc., reference is made to Article VI of By-Laws (Exhibit 2), and Article VII, Section 2 of that Company's Articles of Incorporation (Exhibit 1), which are incorporated by reference herein.

         Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "Securities Act") may be permitted to trustees, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a trustee, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Eclipse Funds incorporates herein by reference the response to Item 27 disclosed in the Registration Statement on Form N-1A of Eclipse Funds filed with the Commission on September 19, 1986.

ITEM 26.          BUSINESS OR OTHER CONNECTIONS OF INVESTMENT ADVISERS

The business of New York Life Investment Management LLC and MacKay Shields LLC is summarized under "Know with Whom You're Investing" in the Prospectus constituting Part A of these Registration Statements, which summary is incorporated herein by reference.

The business or other connections of each manager and officer of New York Life Investment Management LLC is currently listed in the investment adviser registration on Form ADV for New York Life Investment Management LLC (File No. 801-57396) and is hereby incorporated herein by reference.

The business or other connections of each manager and officer of MacKay Shields LLC is currently listed in the investment adviser registration on Form ADV for MacKay Shields LLC (File No. 801-5594) and is hereby incorporated herein by reference.

ITEM 27.          PRINCIPAL UNDERWRITERS

a.       NYLIFE Distributors LLC also acts as the principal underwriter for:

         The MainStay Funds (File No. 33-2610)
         NYLIAC Variable Universal Life Separate Account I
         NYLIAC Multi-Funded Annuity Separate Account I
         NYLIAC Multi-Funded Annuity Separate Account II
         NYLIAC Variable Annuity Separate Account I

         NYLIAC Variable Annuity Separate Account II
         NYLIAC Variable Annuity Separate Account III
         NYLIAC Variable Life Insurance Separate Account
         NYLIAC Corporate Sponsored Variable Universal Life Separate Account I NYLIAC Institutionally Owned Life Insurance Separate Account
b.


NAME AND PRINCIPAL        POSITION(S) AND        POSITION(S) AND     POSITION(S) AND
BUSINESS ADDRESS          OFFICE(S) WITH         OFFICE(S) WITH      OFFICE(S) WITH
                          NYLIFE                 ECLIPSE FUNDS       ECLIPSE FUNDS, INC.
                          DISTRIBUTORS LLC

Brady, Robert E.          Director and Vice      None                None
169 Lackawanna            President
Avenue Parsippany,
NJ07054

                          Director               None                None
Wendlandt, Gary E.
51 Madison Avenue
New York, NY 10010

Boyce, Jefferson C.       Director               Senior Vice         Senior Vice
51 Madison Avenue                                President           President
New York, NY10010

Roussin, Stephen C.       Director, Chairman     President,          President,
169 Lackawanna            and President          Trustee and         Director and
Avenue Parsippany,                               Chairman            Chairman
NJ 07054

                          Director and Senior    None                None
Gallo, Michael G.         Vice President
51 Madison Avenue
New York, NY10010

Rock, Robert D.           Director and Senior    None                None
51 Madison Avenue         Vice President
New York, NY 10010

Hildebrand, Phillip J.    Director               None                None
51 Madison Avenue
New York, NY 10010

Burke, Derek              Chief Compliance       None                None
169 Lackawanna Ave.       Office
Parsippany, NJ
07054

Calhoun, Jay S.           Senior Vice            None                None
51 Madison Avenue         President and
and New York,             Treasurer
NY10010

Warga, Thomas J.          Senior Vice            None                None
51 Madison Avenue         President and
New York, NY10010         General Auditor

Fishler, Wendy            Senior Vice            None                None
169 Lackawanna Ave.       President
Parsippany, NJ
07054

Moeller, Peter            Executive Vice         None                None
169 Lackawanna Ave.       President

Parsippany, NJ
07054

                          Vice President       Tax Vice President  Tax Vice President
Zuccaro, Richard W.
51 Madison Avenue
New York, NY 10010

Harrington, Scott         Corporate Vice       None                None
169 Lackawanna Ave.       President
Parsippany, NJ
07054

Anselmi, Robert A.        Secretary            Secretary           Secretary
51 Madison Avenue
New York, NY 10010

                          Assistant Vice       None                None
Somelofske, Thomas        President
J. 169 Lackawanna
Ave. Parsippany, NJ
07054

                          Vice President       None                None
Livornese-Wilkie, Linda
51 Madison Avenue
New York, NY10010

Murray, Thomas J.         Corporate Vice       None                None
51 Madison Avenue         President
New York, NY 10010

Krystel, David J.         Vice President       None                None
51 Madison Avenue
New York, NY 10010

McInerney, Barbara        Senior Vice          None                None
51 Madison Avenue         President
New York, NY10010

Stanley, Metheney         Senior Vice          None                None
169 Lackawanna Ave.       President
Parsippany, NJ 07054

Boyle, Patrick G.         Senior Vice          Executive Vice      Executive Vice
169 Lackawanna Ave.       President            President           President
Parsippany, NJ 07054

Leier, Albert W.          Vice President-      None                None
169 Lackawanna            Financial
Avenue Parsippany,        Operations and
NJ 07054                  Chief Financial
                          Officer

Brookman, Marc J.         Senior Vice          Executive Vice      Executive Vice
169 Lackawanna Ave.       President            President           President
Parsippany, NJ 07054

Arizmendi, Arphiela       Corporate Vice       Assistant           Assistant Treasurer
169 Lackawanna            President            Treasurer
Avenue

Parsippany,
NJ 07054

                          Corporate Vice       Assistant           Assistant Treasurer
Cirillo, Antoinette       President            Treasurer
B. 169 Lackawanna
Avenue Parsippany,
NJ 07054

Lorito, Geraldine         Assistant Vice       Assistant           Assistant Treasurer
169 Lackawanna            President            Treasurer
Avenue Parsippany,
NJ 07054

Quatela, Michael          Vice President       None                None
169 Lackawanna
Avenue Parsippany,
NJ 07054

                          Assistant Secretary  Assistant           Assistant Treasurer
Whittaker, Lori S.                             Treasurer
51 Madison Avenue
New York, NY 10010

c. Not Applicable

ITEM 28           LOCATION OF ACCOUNTS AND RECORDS.

Certain accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained at the offices of New York Life Insurance Company, 51 Madison Avenue, New York, NY 10010, at the offices of Eclipse Funds Inc., Eclipse Funds, New York Life Investment Management LLC, and NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany NJ 07054, and at the offices of MacKay Shields LLC, 9 West 57th Street, New York, NY 10019. Records relating to the duties of the custodian for each series of Eclipse Funds Inc. and Eclipse Funds are maintained by The Bank of New York, 90 Washington Street, New York, NY 10286. Records relating to the duties of the transfer agent of Eclipse Funds Inc. and Eclipse Funds are maintained by Boston Financial Data Services, 2 Heritage Drive, North Quincy, MA 02171.

ITEM 29           MANAGEMENT SERVICES.

Not Applicable.

ITEM 30 UNDERTAKINGS.

None

                        SIGNATURES FOR ECLIPSE FUNDS INC.


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 40 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York in the State of New York, on the 13th day of April, 2004.


                                      ECLIPSE FUNDS INC.
                                      By: /s/ Stephen C. Roussin
                                      -----------------------------------
                                      Stephen C. Roussin*
                                      President

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.



          SIGNATURE                                     TITLE                       DATE
-------------------------------------------------------------------------------------------------
/s/ Stephen C. Roussin                   Chairman, President and Director       April 13, 2004
--------------------------------
Stephen C. Roussin*
-------------------------------------------------------------------------------------------------
/s/ Laurence Glacken                     Director                               April 13, 2004
-------------------------------
Laurence Glacken*
-------------------------------------------------------------------------------------------------
/s/ Robert P. Mulhearn                   Director                               April 13, 2004
--------------------------------
Robert P. Mulhearn*
-------------------------------------------------------------------------------------------------
/s/ Susan B. Kerley                      Director                               April 13, 2004
--------------------------------
Susan B. Kerley*
-------------------------------------------------------------------------------------------------
/s/ Peter Meenan                         Director                               April 13, 2004
--------------------------------
Peter Meenan**
-------------------------------------------------------------------------------------------------
/s/ Patrick J. Farrell                   Treasurer and Chief Financial and      April 13, 2004
--------------------------------         Accounting Officer
Patrick J. Farrell*
-------------------------------------------------------------------------------------------------
*By: /s/ Robert A. Anselmi                                                      April 13, 2004
-------------------------------------------------------------------------------------------------

--------------------------------
Robert A. Anselmi
as Attorney-in-Fact*
-------------------------------------------------------------------------------------------------
**By: /s/ Robert A. Anselmi                                                     April 13, 2004
--------------------------------
Robert A. Anselmi
as Attorney-in-Fact**
-------------------------------------------------------------------------------------------------


*Pursuant to Powers of Attorney filed on March 1, 2001 as a part of Post-Effective Amendment No. 22 to the Company's Registration Statement.

**Pursuant to Powers of Attorney filed on May 3, 2002 as a part of Post-Effective Amendment No. 24 to the Company's Registration Statement.

                                  EXHIBIT INDEX


Item Number   Item
-----------   ----
(a)(15)       Articles Supplementary to Articles of Incorporation
(d)(I)(e)     Form of Management Agreement
(g)(I)(3)     Amended Appendix C to the Custody Agreement
(i)(3)        Opinion of Counsel
(j)(1)        Auditor's Consent